UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-4108

Oppenheimer Variable Account Funds

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: December 31

Date of reporting period: 3/31/2017

Item 1. Schedule of Investments.

STATEMENT OF INVESTMENTS March 31, 2017 Unaudited

	Shares	Value
Common Stocks—98.5%
Consumer Discretionary—19.6%
Auto Components—0.7%
Lear Corp.	32,850	$4,650,903
Automobiles—0.8%
Thor Industries, Inc.	51,640	4,964,153
Distributors—1.8%
Pool Corp.	102,520	12,233,712
Hotels, Restaurants & Leisure—9.0%
Domino’s Pizza, Inc.	78,250	14,421,475
Hilton Worldwide Holdings, Inc.	152,603	8,921,171
MGM Resorts International	232,570	6,372,418
Restaurant Brands International, Inc.	210,250	11,719,335
Royal Caribbean Cruises Ltd.	53,220	5,221,414
Vail Resorts, Inc.	72,200	13,855,180
		60,510,993
Household Durables—1.1%
Mohawk Industries, Inc.[1]	33,190	7,616,773
Internet & Catalog Retail—0.8%
Expedia, Inc.	43,430	5,479,563
Media—0.8%
CBS Corp., Cl. B	77,760	5,393,434
Specialty Retail—4.6%
Burlington Stores, Inc.[1]	55,090	5,359,706
Foot Locker, Inc.	39,300	2,940,033
O’Reilly Automotive, Inc.[1]	18,720	5,051,405
Ross Stores, Inc.	107,530	7,083,001
Ulta Beauty, Inc.[1]	37,130	10,590,590
		31,024,735
Consumer Staples—2.9%
Beverages—0.8%
Constellation Brands, Inc., Cl. A	31,850	5,161,929
Food & Staples Retailing—0.7%
Sysco Corp.	87,080	4,521,194
Food Products—0.7%
Lamb Weston Holdings, Inc.	56,060	2,357,884
Pinnacle Foods, Inc.	43,590	2,522,553
		4,880,437
Household Products—0.7%
Spectrum Brands Holdings, Inc.	36,020	5,007,140
Energy—1.6%
Energy Equipment & Services—0.5%
RPC, Inc.	187,530	3,433,674
Oil, Gas & Consumable Fuels—1.1%
Diamondback Energy, Inc.[1]	70,911	7,354,535
Financials—11.7%
Capital Markets—3.7%
CBOE Holdings, Inc.	65,200	5,285,764
MarketAxess Holdings, Inc.	50,660	9,498,244
Raymond James Financial, Inc.	133,040	10,145,630
		24,929,638
Commercial Banks—4.5%
First Republic Bank	123,650	11,599,607
SVB Financial Group[1]	59,510	11,074,216
Western Alliance Bancorp[1]	152,160	7,469,534
		30,143,357
Consumer Finance—0.6%
SLM Corp.[1]	359,340	4,348,014
Insurance—1.1%
Arthur J. Gallagher & Co.	101,080	5,715,063
Athene Holding Ltd., Cl. A1	33,080	1,653,669
		7,368,732

	Shares	Value
Real Estate Investment Trusts (REITs)—1.8%
Equinix, Inc.	21,310	$8,531,885
SBA Communications Corp.[1]	28,480	3,428,137
		11,960,022
Health Care—16.3%
Biotechnology—2.7%
BioMarin Pharmaceutical, Inc.[1]	88,060	7,729,907
Incyte Corp.[1]	78,260	10,461,014
		18,190,921
Health Care Equipment & Supplies—7.2%
Align Technology, Inc.[1]	44,970	5,158,509
Cooper Cos., Inc. (The)	25,820	5,161,160
CR Bard, Inc.	13,680	3,400,027
DexCom, Inc.[1]	45,060	3,817,934
Hologic, Inc.[1]	140,210	5,965,935
IDEXX Laboratories, Inc.[1]	78,990	12,212,644
Intuitive Surgical, Inc.[1]	9,870	7,565,059
West Pharmaceutical Services, Inc.	63,020	5,143,062
		48,424,330
Health Care Providers & Services—1.2%
Envision Healthcare Corp.[1]	23,860	1,463,095
WellCare Health Plans, Inc.[1]	48,040	6,735,688
		8,198,783
Health Care Technology—1.5%
Veeva Systems, Inc., Cl. A1	191,370	9,813,454
Life Sciences Tools & Services—2.8%
Agilent Technologies, Inc.	137,700	7,280,199
Bio-Rad Laboratories, Inc., Cl. A1	12,910	2,573,479
Mettler-Toledo International, Inc.[1]	18,860	9,032,243
		18,885,921
Pharmaceuticals—0.9%
Zoetis, Inc., Cl. A	108,780	5,805,589
Industrials—19.1%
Aerospace & Defense—1.2%
L3 Technologies, Inc.	47,420	7,838,052
Air Freight & Couriers—1.0%
XPO Logistics, Inc.[1]	140,830	6,744,349
Airlines—1.1%
Alaska Air Group, Inc.	79,380	7,320,423
Building Products—2.2%
A.O. Smith Corp.	155,110	7,935,428
Lennox International, Inc.	42,770	7,155,421
		15,090,849
Commercial Services & Supplies—2.7%
Copart, Inc.[1]	114,860	7,113,280
Waste Connections, Inc.	123,060	10,856,353
		17,969,633
Construction & Engineering—1.3%
Quanta Services, Inc.[1]	233,670	8,671,494
Electrical Equipment—1.5%
Rockwell Automation, Inc.	65,010	10,122,707
Machinery—4.2%
Middleby Corp. (The)[1]	55,150	7,525,217
Nordson Corp.	75,340	9,254,766
Oshkosh Corp.	116,090	7,962,613
Xylem, Inc.	72,430	3,637,435
		28,380,031
Professional Services—1.0%
TransUnion[1]	177,350	6,801,372
Road & Rail—0.7%
Norfolk Southern Corp.	40,450	4,529,186

1      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Trading Companies & Distributors—2.2%
HD Supply Holdings, Inc.[1]	129,300	$5,317,462
MSC Industrial Direct Co., Inc., Cl. A	35,550	3,653,118
United Rentals, Inc.[1]	45,210	5,653,511
		14,624,091
Information Technology—21.7%
Electronic Equipment, Instruments, & Components—1.3%
CDW Corp.	94,380	5,446,670
Trimble, Inc.[1]	110,610	3,540,626
		8,987,296
Internet Software & Services—1.1%
MercadoLibre, Inc.	36,590	7,737,687
IT Services—2.8%
Booz Allen Hamilton Holding Corp., Cl. A	105,230	3,724,090
Fiserv, Inc.[1]	61,040	7,038,522
Vantiv, Inc., Cl. A1	121,300	7,777,756
		18,540,368
Semiconductors & Semiconductor Equipment—7.7%
Analog Devices, Inc.	112,980	9,258,711
KLA-Tencor Corp.	109,180	10,379,743
Lam Research Corp.	45,400	5,827,544
Marvell Technology Group Ltd.	319,890	4,881,521
Microchip Technology, Inc.	193,070	14,244,705
Skyworks Solutions, Inc.	74,610	7,310,288
		51,902,512
Software—8.8%
Autodesk, Inc.[1]	142,640	12,334,081
Electronic Arts, Inc.[1]	96,070	8,600,186
PTC, Inc.[1]	253,280	13,309,864

	Shares	Value
Software (Continued)
ServiceNow, Inc.[1]	59,931	$5,242,164
Snap, Inc., Cl. A1	101,190	2,279,811
Splunk, Inc.[1]	98,220	6,118,124
Tyler Technologies, Inc.[1]	15,410	2,381,770
Ultimate Software Group, Inc. (The)[1]	44,700	8,725,887
		58,991,887
Materials—5.6%
Chemicals—2.8%
Albemarle Corp.	87,790	9,274,135
Celanese Corp., Cl. A	58,500	5,256,225
FMC Corp.	59,640	4,150,348
		18,680,708
Construction Materials—0.5%
Eagle Materials, Inc.	34,690	3,369,787
Containers & Packaging—1.6%
Berry Plastics Group, Inc.[1]	128,860	6,258,730
Packaging Corp. of America	47,800	4,379,436
		10,638,166
Metals & Mining—0.7%
Steel Dynamics, Inc.	93,200	3,239,632
Teck Resources Ltd., Cl. B	83,290	1,824,051
		5,063,683
Total Common Stocks (Cost $548,104,657)		662,306,217
Investment Company—1.8%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 0.66%[2,3] (Cost $12,229,665)	12,229,665	12,229,665
Total Investments, at Value (Cost $560,334,322)	100.3%	674,535,882
Net Other Assets (Liabilities)	(0.3)	(2,248,168)
Net Assets	100.0%	$672,287,714

Footnotes to Statement of Investments

1. Non-income producing security.

2. Rate shown is the 7-day yield at period end.

3. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares December 31, 2016	Gross Additions	Gross Reductions	Shares March 31, 2017
Oppenheimer Institutional Government Money Market Fund, Cl. E	21,498,967	91,472,760	100,742,062	12,229,665
			Value	Income
Oppenheimer Institutional Government Money Market Fund, Cl. E			$12,229,665	$17,387

2      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

NOTES TO STATEMENT OF INVESTMENTS March 31, 2017 Unaudited

1. Organization

Oppenheimer Discovery Mid Cap Growth Fund/VA (the “Fund”), a separate series of Oppenheimer Variable Account Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded. If the official closing price or last sales price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

3      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

2. Securities Valuation (Continued)

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered are measured using net asset value as a practical expedient, and are not classified in the fair value hierarchy.

The table below categorizes amounts at period end based on valuation input level:

		Level 1— Unadjusted Quoted Prices		Level 2— Other Significant Observable Inputs		Level 3— Significant Unobservable Inputs		Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$	131,874,266	$	—	$	—	$	131,874,266
Consumer Staples		19,570,700		—		—		19,570,700
Energy		10,788,209		—		—		10,788,209
Financials		78,749,763		—		—		78,749,763
Health Care		109,318,998		—		—		109,318,998
Industrials		128,092,187		—		—		128,092,187
Information Technology		146,159,750		—		—		146,159,750
Materials		37,752,344		—		—		37,752,344
Investment Company		12,229,665		—		—		12,229,665

Total Assets	$	674,535,882	$	—	$	—	$	674,535,882

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

3. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), formerly known as Oppenheimer Institutional Money Market Fund, which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

4      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

3. Investments and Risks (Continued)

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

4. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

5. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$561,371,860

Gross unrealized appreciation	$115,717,704
Gross unrealized depreciation	(2,553,682)

Net unrealized appreciation	$113,164,022

5      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

STATEMENT OF INVESTMENTS March 31, 2017 Unaudited

	Shares	Value
Common Stocks—33.7%
Consumer Discretionary—3.8%
Auto Components—0.6%
Adient plc	9,058	$658,245
Visteon Corp.[1]	6,390	625,900

		1,284,145
Hotels, Restaurants & Leisure—1.1%
Cedar Fair LP2	7,190	487,554
McDonald’s Corp.	10,240	1,327,206
Norwegian Cruise Line Holdings Ltd.[1]	12,320	624,994

		2,439,754
Household Durables—0.3%
Mohawk Industries, Inc.[1]	3,000	688,470
Media—1.0%
Comcast Corp., Cl. A	42,960	1,614,866
Madison Square Garden Co. (The), Cl. A1	2,880	575,165

		2,190,031
Specialty Retail—0.8%
AutoZone, Inc.[1]	1,200	867,660
Lowe’s Cos., Inc.	10,980	902,666

		1,770,326
Consumer Staples—3.2%
Beverages—1.3%
Coca-Cola European Partners plc	18,700	704,803
Molson Coors Brewing Co., Cl. B	8,760	838,420
PepsiCo, Inc.	11,300	1,264,018

		2,807,241
Food & Staples Retailing—0.2%
Kroger Co. (The)	16,460	485,405
Food Products—1.3%
Kraft Heinz Co. (The)	11,320	1,027,969
Mondelez International, Inc., Cl. A	20,540	884,863
Pinnacle Foods, Inc.	16,650	963,536

		2,876,368
Household Products—0.4%
Spectrum Brands Holdings, Inc.	6,140	853,521
Energy—2.2%
Oil, Gas & Consumable Fuels—2.2%
Exxon Mobil Corp.	29,002	2,378,454
HollyFrontier Corp.	25,626	726,241
Shell Midstream Partners LP2	18,735	603,829
Suncor Energy, Inc.	39,560	1,216,470

		4,924,994
Financials—5.6%
Capital Markets—0.4%
Intercontinental Exchange, Inc.	16,150	966,901
Commercial Banks—3.0%
Citigroup, Inc.	41,680	2,493,297
JPMorgan Chase & Co.	21,120	1,855,181
Signature Bank (New York)[1]	5,270	782,015
Wells Fargo & Co.	27,730	1,543,452

		6,673,945
Consumer Finance—0.7%
Synchrony Financial	44,650	1,531,495
Insurance—0.7%
Chubb Ltd.	5,670	772,538
FNF Group	20,860	812,288

		1,584,826
Real Estate Investment Trusts (REITs)—0.8%
Crown Castle International Corp.	4,420	417,469
DuPont Fabros Technology, Inc.	12,120	601,031

	Shares	Value
Real Estate Investment Trusts (REITs) (Continued)
Mid-America Apartment Communities, Inc.	7,720	$785,433

		1,803,933
Health Care—4.8%
Biotechnology—0.9%
BioMarin Pharmaceutical, Inc.[1]	3,120	273,873
Celgene Corp.[1]	9,130	1,136,046
Incyte Corp.[1]	2,480	331,502
TESARO, Inc.[1]	1,240	190,799

		1,932,220
Health Care Equipment & Supplies—0.9%
Medtronic plc	8,409	677,429
NuVasive, Inc.[1]	6,390	477,205
Stryker Corp.	5,730	754,355

		1,908,989
Health Care Providers & Services—0.4%
Centene Corp.[1]	6,320	450,363
WellCare Health Plans, Inc.[1]	3,640	510,364

		960,727
Life Sciences Tools & Services—0.2%
Agilent Technologies, Inc.	10,800	570,996
Pharmaceuticals—2.4%
Johnson & Johnson	19,780	2,463,599
Merck & Co., Inc.	20,150	1,280,331
Mylan NV1	10,410	405,886
Prestige Brands Holdings, Inc.[1]	18,180	1,010,081
Valeant Pharmaceuticals International, Inc.[1]	12,010	132,470

		5,292,367
Industrials—3.8%
Aerospace & Defense—1.2%
Boeing Co. (The)	3,520	622,547
L3 Technologies, Inc.	3,750	619,838
Lockheed Martin Corp.	3,150	842,940
Spirit AeroSystems Holdings, Inc., Cl. A	10,370	600,630

		2,685,955
Airlines—0.3%
Spirit Airlines, Inc.[1]	10,370	550,336
Building Products—0.3%
Masonite International Corp.[1]	8,100	641,925
Commercial Services & Supplies—1.1%
Johnson Controls International plc	18,993	799,985
KAR Auction Services, Inc.	25,080	1,095,243
Waste Connections, Inc.	7,380	651,064

		2,546,292
Construction & Engineering—0.3%
AECOM[1]	16,370	582,608
Industrial Conglomerates—0.3%
General Electric Co.	22,350	666,030
Road & Rail—0.3%
Canadian Pacific Railway Ltd.	4,920	722,847
Information Technology—7.2%
Communications Equipment—0.2%
Palo Alto Networks, Inc.[1]	5,250	591,570
Internet Software & Services—2.5%
Alphabet, Inc., Cl. C1	3,290	2,729,252
Facebook, Inc., Cl. A1	15,610	2,217,401
j2 Global, Inc.	6,490	544,576

		5,491,229
IT Services—0.4%
PayPal Holdings, Inc.[1]	22,250	957,195

1         OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Semiconductors & Semiconductor Equipment—1.3%
Applied Materials, Inc.	26,770	$1,041,353
Maxim Integrated Products, Inc.	14,290	642,478
Microchip Technology, Inc.	10,420	768,788
Semtech Corp.[1]	12,130	409,994

		2,862,613
Software—2.2%
Activision Blizzard, Inc.	7,800	388,908
Guidewire Software, Inc.[1]	6,710	377,974
Microsoft Corp.	40,230	2,649,548
Pegasystems, Inc.	10,500	460,425
Snap, Inc., Cl. A1	25,930	584,203
Zynga, Inc., Cl. A1	150,220	428,127

		4,889,185
Technology Hardware, Storage & Peripherals—0.6%
Western Digital Corp.	15,670	1,293,245
Materials—1.5%
Chemicals—1.0%
Eastman Chemical Co.	7,830	632,664
EI du Pont de Nemours & Co.	10,620	853,105
PPG Industries, Inc.	6,580	691,426

		2,177,195
Construction Materials—0.3%
Vulcan Materials Co.	5,010	603,605
Containers & Packaging—0.2%
Sealed Air Corp.	12,170	530,368
Telecommunication Services—0.5%
Diversified Telecommunication Services—0.5%
ORBCOMM, Inc.[1]	375	3,581
Verizon Communications, Inc.	23,730	1,156,838

		1,160,419
Utilities—1.1%
Electric Utilities—0.8%
PG&E Corp.	26,310	1,745,932
Gas Utilities—0.2%
Suburban Propane Partners LP2	15,675	422,598
Water Utilities—0.1%
American States Water Co.	8,820	390,726

Total Common Stocks (Cost $62,625,975)		75,058,527
	Principal Amount
Asset-Backed Securities—9.1%
American Credit Acceptance Receivables Trust:
Series 2014-4, Cl. B, 2.60%, 10/10/17[3]	$41,256	41,305
Series 2015-1, Cl. B, 2.85%, 2/12/21[3]	328,650	329,808
Series 2015-3, Cl. B, 3.56%, 10/12/21[3]	360,000	363,801
Series 2015-3, Cl. D, 5.86%, 7/12/22[3]	135,000	139,639
Series 2017-1, Cl. D, 3.54%, 3/13/23[3]	368,000	365,587
American Express Credit Account Master Trust:
Series 2014-2, Cl. A, 1.26%, 1/15/20	80,000	80,017
Series 2014-3, Cl. A, 1.49%, 4/15/20	305,000	305,334
Series 2014-5, Cl. A, 1.202%, 5/15/20[4]	400,000	400,538
Series 2015-1, Cl. A, 1.202%, 1/15/20[4]	595,000	595,324
AmeriCredit Automobile Receivables Trust:
Series 2013-2, Cl. E, 3.41%, 10/8/20[3]	415,000	417,653
Series 2013-3, Cl. E, 3.74%, 12/8/20[3]	180,000	182,299
Series 2013-4, Cl. D, 3.31%, 10/8/19	35,000	35,464
Series 2014-1, Cl. E, 3.58%, 8/9/21	355,000	360,940
Series 2014-2, Cl. E, 3.37%, 11/8/21	440,000	445,418
Series 2017-1, Cl. D, 3.13%, 1/18/23	235,000	235,124
Cabela’s Credit Card Master Note Trust:
Series 2013-2A, Cl. A2, 1.562%, 8/16/21[3,4]	105,000	105,690
Series 2016-1, Cl. A1, 1.78%, 6/15/22	340,000	339,414

	Principal Amount	Value
Asset-Backed Securities (Continued)
Capital Auto Receivables Asset Trust:
Series 2013-1, Cl. D, 2.19%, 9/20/21	$100,313	$100,366
Series 2014-1, Cl. D, 3.39%, 7/22/19	140,000	141,945
Series 2015-1, Cl. D, 3.16%, 8/20/20	195,000	196,849
Series 2015-4, Cl. D, 3.62%, 5/20/21	295,000	301,503
Series 2016-2, Cl. D, 3.16%, 11/20/23	115,000	115,694
Series 2016-3, Cl. D, 2.65%, 1/20/24	105,000	103,334
Capital One Multi-Asset Execution Trust, Series 2014-A5, Cl. A5, 1.48%, 7/15/20	660,000	660,663
CarFinance Capital Auto Trust, Series
2015-1A, Cl. A, 1.75%, 6/15/21[3]	80,464	80,501
CarMax Auto Owner Trust:
Series 2013-2, Cl. D, 2.06%, 11/15/19	30,000	30,028
Series 2015-2, Cl. D, 3.04%, 11/15/21	115,000	115,574
Series 2015-3, Cl. D, 3.27%, 3/15/22	330,000	332,427
Series 2016-1, Cl. D, 3.11%, 8/15/22	220,000	219,786
Series 2016-3, Cl. D, 2.94%, 1/17/23	125,000	123,348
Series 2016-4, Cl. D, 2.91%, 4/17/23	275,000	270,609
Series 2017-1, Cl. D, 3.43%, 7/17/23	245,000	245,155
Chase Issuance Trust, Series 2016-A6,
Cl. A6, 1.10%, 1/15/20	605,000	603,717
CPS Auto Receivables Trust, Series
2014-C, Cl. A, 1.31%, 2/15/19[3]	34,466	34,449
Credit Acceptance Auto Loan Trust:
Series 2014-1A, Cl. B, 2.29%, 4/15/22[3]	180,575	180,629
Series 2014-2A, Cl. B, 2.67%, 9/15/22[3]	195,000	195,723
CWABS Asset-Backed Certificates Trust,
Series 2005-14, Cl. 1A1, 1.212%, 4/25/36[4]	377,432	375,988
Discover Card Execution Note Trust,
Series 2014-A5, Cl. A, 1.39%, 4/15/20	585,000	585,325
Drive Auto Receivables Trust:
Series 2015-DA, Cl. D, 4.59%, 1/17/23[3]	55,000	56,964
Series 2016-BA, Cl. C, 3.19%, 7/15/22[3]	170,000	172,266
Series 2016-CA, Cl. C, 3.02%, 11/15/21[3]	150,000	151,893
Series 2016-CA, Cl. D, 4.18%, 3/15/24[3]	170,000	173,501
Series 2017-AA, Cl. C, 2.98%, 1/18/22[3]	360,000	362,568
Series 2017-AA, Cl. D, 4.16%, 5/15/24[3]	225,000	228,584
Series 2017-BA, Cl. D, 3.72%, 10/17/22[3]	235,000	236,030
DT Auto Owner Trust:
Series 2014-2A, Cl. D, 3.68%, 4/15/21[3]	615,000	621,329
Series 2014-3A, Cl. D, 4.47%, 11/15/21[3]	425,000	433,832
Series 2015-1A, Cl. C, 2.87%, 11/16/20[3]	150,981	151,814
Series 2015-2A, Cl. D, 4.25%, 2/15/22[3]	245,000	249,937
Series 2016-1A, Cl. B, 2.79%, 5/15/20[3]	290,000	291,153
Series 2016-4A, Cl. B, 2.02%, 8/17/20[3]	255,000	254,308
Series 2016-4A, Cl. E, 6.49%, 9/15/23[3]	75,000	77,531
Series 2017-1A, Cl. D, 3.55%, 11/15/22[3]	150,000	150,518
Series 2017-1A, Cl. E, 5.79%, 2/15/24[3]	160,000	161,061
Element Rail Leasing I LLC, Series
2014-1A, Cl. A1, 2.299%, 4/19/44[3]	236,710	231,124
Evergreen Credit Card Trust, Series
2016-3, Cl. A, 1.412%, 11/16/20[3,4]	480,000	482,039
Exeter Automobile Receivables Trust:
Series 2013-2A, Cl. D, 6.81%, 8/17/20[3]	235,000	243,616
Series 2014-1A, Cl. B, 2.42%, 1/15/19[3]	7,070	7,072
Series 2014-1A, Cl. C, 3.57%, 7/15/19[3]	280,000	281,523
Series 2014-2A, Cl. C, 3.26%, 12/16/19[3]	135,000	136,192
Series 2015-1A, Cl. C, 4.10%, 12/15/20[3]	130,000	133,268

2         OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

	Principal Amount	Value
Asset-Backed Securities (Continued)
First Investors Auto Owner Trust:
Series 2013-3A, Cl. B, 2.32%, 10/15/19[3]	$452,074	$452,540
Series 2013-3A, Cl. D, 3.67%, 5/15/20[3]	165,000	166,419
Flagship Credit Auto Trust:
Series 2014-1, Cl. D, 4.83%, 6/15/20[3]	20,000	20,529
Series 2014-2, Cl. A, 1.43%, 12/16/19[3]	50,569	50,584
Series 2015-3, Cl. D, 7.12%, 11/15/22[3]	275,000	289,149
Series 2016-1, Cl. C, 6.22%, 6/15/22[3]	380,000	406,945
Series 2016-4, Cl. A1, 1.47%, 3/16/20[3]	246,724	246,494
Ford Credit Floorplan Master Owner
Trust A, Series 2016-3, Cl. A1, 1.55%, 7/15/21	395,000	392,551
FRS I LLC, Series 2013-1A, Cl. A1,
1.80%, 4/15/43[3]	27,643	27,091
GM Financial Automobile Leasing Trust, Series 2015-1, Cl. D, 3.01%, 3/20/20	300,000	302,505
Navistar Financial Dealer Note Master Owner Trust II:
Series 2015-1, Cl. B, 2.682%, 6/25/20[3,4]	70,000	70,031
Series 2015-1, Cl. D, 4.132%, 6/25/20[3,4]	30,000	30,021
Series 2016-1, Cl. D, 4.282%, 9/27/21[3,4]	80,000	80,121
Santander Drive Auto Receivables Trust:
Series 2013-A, Cl. E, 4.71%, 1/15/21[3]	325,000	331,508
Series 2016-2, Cl. D, 3.39%, 4/15/22	115,000	116,595
Series 2017-1, Cl. D, 3.17%, 4/17/23	175,000	175,487
Series 2017-1, Cl. E, 5.05%, 7/15/24[3]	190,000	192,015
SNAAC Auto Receivables Trust, Series 2014-1A, Cl. D, 2.88%, 1/15/20[3]	165,000	165,385
Synchrony Credit Card Master Note
Trust, Series 2012-6, Cl. A, 1.36%,
8/17/20	165,000	165,123
TCF Auto Receivables Owner Trust:
Series 2014-1A, Cl. C, 3.12%, 4/15/21[3]	115,000	114,893
Series 2015-1A, Cl. D, 3.53%, 3/15/22[3]	190,000	190,085
Trip Rail Master Funding LLC, Series 2014-1A, Cl. A1, 2.863%, 4/15/44[3]	119,900	117,475
United Auto Credit Securitization Trust, Series 2015-1, Cl. D, 2.92%, 6/17/19[3]	209,624	210,095
Westlake Automobile Receivables Trust, Series 2015-2A, Cl. C, 2.45%, 1/15/21[3]	250,000	251,244
World Financial Network Credit Card Master Trust:
Series 2014-C, Cl. A, 1.60%, 8/16/21	300,000	300,275
Series 2015-C, Cl. A, 1.26%, 3/15/21	220,000	219,999
Series 2016-B, Cl. A, 1.44%, 6/15/22	220,000	219,462

Total Asset-Backed Securities (Cost $20,299,728)		20,349,712

Mortgage-Backed Obligations—29.3%
Government Agency—19.0%
FHLMC/FNMA/FHLB/Sponsored—17.9%
Federal Home Loan Mortgage Corp. Gold Pool:
4.50%, 10/1/18	11,012	11,280
5.00%, 12/1/34	2,628	2,889
5.50%, 9/1/39	342,654	380,623
6.50%, 4/1/18-4/1/34	24,164	26,866
7.00%, 10/1/31-10/1/37	105,391	118,527
9.00%, 8/1/22-5/1/25	1,906	2,059
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 183,Cl. IO, 47.309%, 4/1/27[5]	60,196	13,392
Series 192,Cl. IO, 99.999%, 2/1/28[5]	17,758	3,423
Series 243,Cl. 6, 3.673%, 12/15/32[5]	49,022	9,039

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal Home Loan Mortgage Corp., Mtg.-Linked Amortizing Global Debt Securities, Series 2012-1, Cl. A10, 2.06%, 1/15/22	$181,221	$182,801
Federal Home Loan Mortgage Corp., Principal-Only Stripped Mtg.-Backed Security, Series 176, Cl. PO, 4.198%, 6/1/26[6]	19,824	18,570
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 2427,Cl. ZM, 6.50%, 3/15/32	105,018	116,082
Series 2461,Cl. PZ, 6.50%, 6/15/32	43,648	50,994
Series 2564,Cl. MP, 5.00%, 2/15/18	29,434	29,743
Series 2585,Cl. HJ, 4.50%, 3/15/18	14,925	15,276
Series 2626,Cl. TB, 5.00%, 6/15/33	84,527	90,041
Series 2635,Cl. AG, 3.50%, 5/15/32	36,502	37,598
Series 2707,Cl. QE, 4.50%, 11/15/18	126,731	128,880
Series 2770,Cl. TW, 4.50%, 3/15/19	5,732	5,885
Series 3010,Cl. WB, 4.50%, 7/15/20	19,403	19,903
Series 3025,Cl. SJ, 21.405%, 8/15/35[4]	15,824	23,396
Series 3030,Cl. FL, 1.312%, 9/15/35[4]	85,198	84,805
Series 3741,Cl. PA, 2.15%, 2/15/35	151,702	152,371
Series 3815,Cl. BD, 3.00%, 10/15/20	3,919	3,950
Series 3822,Cl. JA, 5.00%, 6/15/40	45,942	47,979
Series 3840,Cl. CA, 2.00%, 9/15/18	2,960	2,964
Series 3848,Cl. WL, 4.00%, 4/15/40	98,353	101,907
Series 3857,Cl. GL, 3.00%, 5/15/40	5,867	6,000
Series 4221,Cl. HJ, 1.50%, 7/15/23	592,613	589,330
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2130,Cl. SC, 67.153%, 3/15/29[5]	50,524	9,076
Series 2796,Cl. SD, 58.684%, 7/15/26[5]	85,432	12,289
Series 2920,Cl. S, 17.335%, 1/15/35[5]	437,603	65,183
Series 2922,Cl. SE, 22.549%, 2/15/35[5]	26,650	4,175
Series 2981,Cl. AS, 10.329%, 5/15/35[5]	240,748	37,425
Series 3397,Cl. GS, 0.00%, 12/15/37[5,7]	27,027	4,905
Series 3424,Cl. EI, 0.00%, 4/15/38[5,7]	12,380	1,355
Series 3450,Cl. BI, 18.753%, 5/15/38[5]	79,611	10,855
Series 3606,Cl. SN, 23.351%, 12/15/39[5]	42,682	6,386
Federal National Mortgage Assn.:
3.00%, 4/1/32[8]	19,410,000	19,899,798
4.00%, 4/1/47[8]	8,345,000	8,753,774
4.50%, 4/1/47[8]	2,635,000	2,825,935
5.00%, 4/1/47[8]	2,685,000	2,934,046
Federal National Mortgage Assn. Pool:
5.00%, 3/1/21	5,559	5,721
5.50%, 9/1/20	1,948	2,023
6.00%, 11/1/17-3/1/37	157,735	178,159
6.50%, 5/1/17-10/1/19	774	776
7.00%, 11/1/17-10/1/35	8,595	8,981
7.50%, 1/1/33	62,159	74,003
8.50%, 7/1/32	4,183	4,534
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 222,Cl. 2, 99.999%, 6/25/23[5]	127,216	18,362
Series 233,Cl. 2, 99.999%, 8/25/23[5]	86,867	15,098
Series 252,Cl. 2, 99.999%, 11/25/23[5]	115,880	19,154
Series 319,Cl. 2, 2.623%, 2/25/32[5]	27,864	6,747
Series 320,Cl. 2, 30.744%, 4/25/32[5]	9,816	2,800
Series 321,Cl. 2, 0.00%, 4/25/32[5,7]	97,297	22,343
Series 331,Cl. 9, 21.732%, 2/25/33[5]	115,934	24,484
Series 334,Cl. 17, 12.311%, 2/25/33[5]	63,660	12,967
Series 339,Cl. 12, 0.00%, 6/25/33[5,7]	85,627	17,508
Series 339,Cl. 7, 0.00%, 11/25/33[5,7]	245,179	49,132
Series 343,Cl. 13, 0.00%, 9/25/33[5,7]	91,139	19,441
Series 345,Cl. 9, 0.00%, 1/25/34[5,7]	82,180	17,005
Series 351,Cl. 10, 0.00%, 4/25/34[5,7]	11,057	2,254
Series 351,Cl. 8, 0.00%, 4/25/34[5,7]	38,782	7,912

3         OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 356,Cl. 10, 0.00%, 6/25/35[5,7]	$27,128	$5,481
Series 356,Cl. 12, 0.00%, 2/25/35[5,7]	14,430	3,256
Series 362,Cl. 13, 0.00%, 8/25/35[5,7]	104,490	21,459
Series 364,Cl. 16, 0.00%, 9/25/35[5,7]	74,719	14,393
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1998-61,Cl. PL, 6.00%, 11/25/28	46,766	52,967
Series 2003-100,Cl. PA, 5.00%, 10/25/18	77,990	79,290
Series 2003-130,Cl. CS, 12.137%, 12/25/33[4]	8,019	8,846
Series 2003-84,Cl. GE, 4.50%, 9/25/18	5,914	6,003
Series 2004-101,Cl. BG, 5.00%, 1/25/20	128	128
Series 2004-25,Cl. PC, 5.50%, 1/25/34	74,046	75,979
Series 2005-104,Cl. MC, 5.50%, 12/25/25	191,683	207,812
Series 2005-31,Cl. PB, 5.50%, 4/25/35	250,000	282,685
Series 2005-73,Cl. DF, 1.232%, 8/25/35[4]	149,768	150,395
Series 2006-11,Cl. PS, 20.967%, 3/25/36[4]	59,226	86,646
Series 2006-46,Cl. SW, 20.60%, 6/25/36[4]	42,813	57,099
Series 2006-50,Cl. KS, 20.601%, 6/25/36[4]	8,827	12,713
Series 2008-75,Cl. DB, 4.50%, 9/25/23	25,602	25,987
Series 2009-113,Cl. DB, 3.00%, 12/25/20	90,654	91,498
Series 2009-36,Cl. FA, 1.922%, 6/25/37[4]	54,858	56,093
Series 2009-37,Cl. HA, 4.00%, 4/25/19	20,288	20,476
Series 2009-70,Cl. TL, 4.00%, 8/25/19	232,269	234,381
Series 2010-43,Cl. KG, 3.00%, 1/25/21	51,315	51,935
Series 2011-15,Cl. DA, 4.00%, 3/25/41	27,546	28,404
Series 2011-3,Cl. EL, 3.00%, 5/25/20	147,191	148,478
Series 2011-3,Cl. KA, 5.00%, 4/25/40	138,892	149,371
Series 2011-38,Cl. AH, 2.75%, 5/25/20	3,071	3,089
Series 2011-82,Cl. AD, 4.00%, 8/25/26	111,553	113,439
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2001-65,Cl. S, 7.954%, 11/25/31[5]	108,589	20,773
Series 2001-81,Cl. S, 12.344%, 1/25/32[5]	28,885	7,824
Series 2002-47,Cl. NS, 6.093%, 4/25/32[5]	73,909	17,340
Series 2002-51,Cl. S, 6.203%, 8/25/32[5]	67,866	12,497
Series 2002-52,Cl. SD, 31.262%, 9/25/32[5]	105,425	20,413
Series 2002-77,Cl. SH, 24.124%, 12/18/32[5]	40,611	8,292
Series 2002-84,Cl. SA, 6.668%, 12/25/32[5]	103,554	20,314
Series 2002-9,Cl. MS, 8.531%, 3/25/32[5]	29,188	5,806
Series 2003-33,Cl. SP, 12.157%, 5/25/33[5]	113,167	22,278
Series 2003-4,Cl. S, 2.956%, 2/25/33[5]	61,094	13,416
Series 2003-46,Cl. IH, 0.00%, 6/25/23[5,7]	199,671	22,795
Series 2004-54,Cl. DS, 60.11%, 11/25/30[5]	83,935	14,068
Series 2004-56,Cl. SE, 9.359%, 10/25/33[5]	21,433	4,229

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 2005-12,Cl. SC, 29.972%, 3/25/35[5]	$12,383	$1,990
Series 2005-14,Cl. SE, 24.771%, 3/25/35[5]	42,109	6,771
Series 2005-40,Cl. SA, 34.379%, 5/25/35[5]	223,662	34,645
Series 2005-52,Cl. JH, 38.75%, 5/25/35[5]	596,816	87,281
Series 2005-93,Cl. SI, 7.21%, 10/25/35[5]	49,504	8,510
Series 2007-88,Cl. XI, 0.00%, 6/25/37[5,7]	121,778	21,358
Series 2008-55,Cl. SA, 0.00%, 7/25/38[5,7]	51,746	5,712
Series 2009-8,Cl. BS, 0.00%, 2/25/24[5,7]	2,463	87
Series 2011-96,Cl. SA, 13.195%, 10/25/41[5]	123,103	20,154
Series 2012-134,Cl. SA, 8.268%, 12/25/42[5]	481,649	92,069
Series 2012-40,Cl. PI, 1.312%, 4/25/41[5]	268,097	35,717
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Principal-Only Stripped Mtg.-Backed Security, Series 1993-184, Cl. M, 5.343%, 9/25/23[6]	46,557	43,271

		39,887,092
GNMA/Guaranteed—1.1%
Government National Mortgage Assn. I Pool:
7.00%, 1/15/24	15,363	15,592
7.50%, 1/15/23-6/15/24	22,618	23,816
8.00%, 4/15/23	15,083	16,343
8.50%, 8/15/17-12/15/17	63	63
Government National Mortgage Assn. II
Pool, 4.00%, 4/1/47[8]	1,965,000	2,075,685
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 2002-15,Cl. SM, 99.999%, 2/16/32[5]	132,769	17,985
Series 2002-76,Cl. SY, 9.064%, 12/16/26[5]	245,122	36,219
Series 2007-17,Cl. AI, 52.084%, 4/16/37[5]	334,726	59,210
Series 2011-52,Cl. HS, 30.604%, 4/16/41[5]	163,572	25,540

		2,270,453
Non-Agency—10.3%
Commercial—5.0%
Banc of America Funding Trust, Series 2014-R7, Cl. 3A1, 3.089%, 3/26/36[4]	191,021	191,314
BCAP LLC Trust, Series 2011-R11, Cl. 18A5, 2.69%, 9/26/35[3,4]	119,428	119,544
CD Commercial Mortgage Trust:
Series 2016-CD2,Cl. AM, 3.668%, 11/10/49[4]	155,000	159,271
Series 2017-CD3,Cl. AS, 3.833%, 2/10/50	210,000	218,438
Chase Mortgage Finance Trust, Series 2005-A2, Cl. 1A3, 3.206%, 1/25/36[4]	152,013	144,638
COMM Mortgage Trust:
Series 2013-CR6,Cl. AM, 3.147%, 3/10/46[3]	255,000	255,692
Series 2013-CR7,Cl. D, 4.354%, 3/10/46[3,4]	445,000	391,307
Series 2014-CR21,Cl. AM, 3.987%, 12/10/47	865,000	901,233

4         OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

	Principal Amount	Value
Commercial (Continued)
COMM Mortgage Trust: (Continued)
Series 2014-LC15,Cl. AM, 4.198%, 4/10/47	$95,000	$100,137
Series 2014-UBS6,Cl. AM, 4.048%, 12/10/47	495,000	514,710
Series 2015-CR23,Cl. AM, 3.801%, 5/10/48	280,000	288,735
COMM Mortgage Trust, Interest- Only Stripped Mtg.-Backed Security, Series 2012-CR5, Cl. XA, 24.918%, 12/10/45[5]	391,239	25,162
CSMC, Series 2006-6, Cl. 1A4, 6%, 7/25/36	155,676	116,142
Deutsche Bank Commercial Mortgage Trust, Series 2016-C1, Cl. AM, 3.539%, 5/10/49	155,000	156,684
First Horizon Alternative Mortgage Securities Trust:
Series 2004-FA2,Cl. 3A1, 6.00%, 1/25/35	83,126	82,148
Series 2005-FA8,Cl. 1A6, 1.632%, 11/25/35[4]	97,823	64,938
FREMF Mortgage Trust:
Series 2013-K25,Cl. C, 3.619%, 11/25/45[3,4]	60,000	58,898
Series 2013-K26,Cl. C, 3.599%, 12/25/45[3,4]	40,000	38,965
Series 2013-K27,Cl. C, 3.497%, 1/25/46[3,4]	110,000	106,175
Series 2013-K28,Cl. C, 3.494%, 6/25/46[3,4]	450,000	433,714
Series 2013-K502,Cl. C, 2.902%, 3/25/45[3,4]	220,000	219,954
Series 2013-K712,Cl. C, 3.365%, 5/25/45[3,4]	70,000	70,145
Series 2013-K713,Cl. C, 3.166%, 4/25/46[3,4]	145,000	145,482
Series 2014-K715,Cl. C, 4.127%, 2/25/46[3,4]	35,000	35,657
GS Mortgage Securities Trust, Series 2013-GC16, Cl. AS, 4.649%, 11/10/46	65,000	70,267
GSMSC Pass-Through Trust, Series 2009-3R, Cl. 1A2, 6%, 4/25/37[3,4]	350,835	331,853
JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2013-C10,Cl. AS, 3.372%, 12/15/47	325,000	327,879
Series 2013-C16,Cl. AS, 4.517%, 12/15/46	330,000	353,709
Series 2013-LC11,Cl. AS, 3.216%, 4/15/46	40,000	39,996
Series 2014-C20,Cl. AS, 4.043%, 7/15/47	245,000	255,080
JP Morgan Mortgage Trust, Series 2007-A1, Cl. 5A1, 3.42%, 7/25/35[4]	132,271	132,692
JP Morgan Resecuritization Trust, Series 2009-5, Cl. 1A2, 3.093%, 7/26/36[3,4]	190,855	173,605
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C24,Cl. B, 4.116%, 11/15/47[4]	270,000	277,494
Series 2014-C25,Cl. AS, 4.065%, 11/15/47	385,000	401,303
Series 2014-C26,Cl. AS, 3.80%, 1/15/48	190,000	194,427
JPMDB Commercial Mortgage Securities Trust, Series 2016-C4, Cl. AS, 3.385%, 12/15/49	240,000	238,672
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Cl. 2A2, 3.064%, 4/21/34[4]	48,177	48,972

	Principal Amount	Value
Commercial (Continued)
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2013-C9,Cl. AS, 3.456%, 5/15/46	$240,000	$243,637
Series 2014-C19,Cl. AS, 3.832%, 12/15/47	720,000	738,865
Series 2016-C30,Cl. AS, 3.175%, 9/15/49	405,000	392,359
Morgan Stanley Re-Remic Trust, Series 2012-R3, Cl. 1B, 2.662%, 11/26/36[3,4]	248,158	202,970
Morgan Stanley Resecuritization Trust, Series 2013-R9, Cl. 3A, 2.897%, 6/26/46[3,4]	331,530	330,978
RBSSP Resecuritization Trust, Series 2010-1, Cl. 2A1, 3.055%, 7/26/45[3,4]	26,759	27,368
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-10, Cl. 2A, 3.24%, 8/25/34[4]	218,145	218,101
Wells Fargo Commercial Mortgage Trust:
Series 2015-C29,Cl. AS, 4.013%, 6/15/48[4]	165,000	171,474
Series 2016-C37,Cl. AS, 4.018%, 12/15/49	390,000	406,805
WF-RBS Commercial Mortgage Trust:
Series 2012-C7,Cl. E, 4.836%, 6/15/45[3,4]	80,000	75,799
Series 2013-C14,Cl. AS, 3.488%, 6/15/46	155,000	158,378
Series 2014-C20,Cl. AS, 4.176%, 5/15/47	150,000	158,336
Series 2014-LC14,Cl. AS, 4.351%, 3/15/47[4]	160,000	169,871
WF-RBS Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass- Through Certificates, Series 2011-C3, Cl. XA, 29.982%, 3/15/44[3,5]	2,638,748	105,839

		11,085,812
Residential—5.3%
Alternative Loan Trust, Series 2005- 29CB, Cl. A4, 5%, 7/25/35	275,110	240,439
Banc of America Funding Trust:
Series 2007-1,Cl. 1A3, 6.00%, 1/25/37	59,871	53,254
Series 2007-C,Cl. 1A4, 3.177%, 5/20/36[4]	27,379	24,860
Banc of America Mortgage Trust, Series 2004-E, Cl. 2A6, 3.349%, 6/25/34[4]	76,330	75,677
Bear Stearns ARM Trust:
Series 2005-2,Cl. A1, 3.26%, 3/25/35[4]	222,678	224,623
Series 2005-9,Cl. A1, 2.83%, 10/25/35[4]	603,575	583,515
Series 2006-1,Cl. A1, 2.91%, 2/25/36[4]	227,723	226,844
CHL Mortgage Pass-Through Trust:
Series 2005-26,Cl. 1A8, 5.50%, 11/25/35	78,889	73,044
Series 2006-6,Cl. A3, 6.00%, 4/25/36	44,645	40,161
Citigroup Mortgage Loan Trust, Inc.,
Series 2006-AR1, Cl. 1A1, 3.21%, 10/25/35[4]	534,272	532,602
Connecticut Avenue Securities:
Series 2014-C01,Cl. M1, 2.582%, 1/25/24[4]	50,912	51,437
Series 2014-C02,Cl. 1M1, 1.932%, 5/25/24[4]	171,394	172,082
Series 2014-C02,Cl. 2M1, 1.932%, 5/25/24[4]	72,525	72,594
Series 2014-C03,Cl. 1M1, 2.182%, 7/25/24[4]	237,109	237,721
Series 2014-C03,Cl. 2M1, 2.182%, 7/25/24[4]	98,287	98,474

5         OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Residential (Continued)
Connecticut Avenue Securities: (Continued)
Series 2015-C03,Cl. 2M1, 2.482%, 7/25/25[4]	$13,712	$13,740
Series 2015-C04,Cl. 1M1, 2.582%, 4/25/28[4]	244,628	245,241
Series 2016-C03,Cl. 1M1, 2.982%, 10/25/28[4]	8,967	9,115
Series 2016-C03,Cl. 2M1, 3.182%, 10/25/28[4]	8,571	8,678
Series 2016-C06,Cl. 1M1, 2.282%, 4/25/29[4]	346,543	349,750
Series 2016-C07,Cl. 2M1, 2.282%, 4/25/29[4]	204,508	205,586
Series 2016-C07,Cl. 2M2, 5.332%, 4/25/29[4]	140,000	148,118
Series 2017-C01,Cl. 1M2, 4.532%, 7/25/29[4]	380,000	385,064
Series 2017-C02,Cl. 2M1, 2.127%, 9/25/29[4]	350,000	350,550
Series 2017-C02,Cl. 2M2, 4.627%, 9/25/29[4]	360,000	363,221
GSR Mortgage Loan Trust, Series 2005- AR4, Cl. 6A1, 3.217%, 7/25/35[4]	31,193	30,804
HomeBanc Mortgage Trust, Series 2005-3, Cl. A2, 1.292%, 7/25/35[4]	40,885	40,584
RALI Trust, Series 2006-QS13, Cl. 1A8, 6%, 9/25/36	10,527	8,881
Structured Agency Credit Risk Debt Nts.: Series 2013-DN1,Cl. M1, 4.382%, 7/25/23[4]	191,893	194,647
Series 2014-DN1,Cl. M1, 1.982%, 2/25/24[4]	8,126	8,132
Series 2014-HQ2,Cl. M1, 2.432%, 9/25/24[4]	36,306	36,422
Series 2014-HQ2,Cl. M2, 3.182%, 9/25/24[4]	100,000	102,931
Series 2015-HQA2,Cl. M2, 3.782%, 5/25/28[4]	9,507	9,805
Series 2016-DNA2,Cl. M1, 2.232%, 10/25/28[4]	552,100	553,572
Series 2016-DNA3,Cl. M1, 2.082%, 12/25/28[4]	289,335	290,447
Series 2016-DNA4,Cl. M1, 1.782%, 3/25/29[4]	191,521	191,948
Series 2016-DNA4,Cl. M3, 4.782%, 3/25/29[4]	355,000	367,053
Series 2016-HQA2,Cl. M1, 2.182%, 11/25/28[4]	191,968	192,713
Series 2016-HQA3,Cl. M1, 1.782%, 3/25/29[4]	467,281	468,130
Series 2016-HQA3,Cl. M3, 4.832%, 3/25/29[4]	340,000	352,219
Series 2016-HQA4,Cl. M1, 1.782%, 4/25/29[4]	372,676	373,210
Series 2016-HQA4,Cl. M3, 4.882%, 4/25/29[4]	350,000	360,694
Series 2017-DNA1,Cl. M1, 2.182%, 7/25/29[4]	227,907	228,843
Series 2017-DNA1,Cl. M2, 4.232%, 7/25/29[4]	355,000	354,822
Series 2017-HQA1,Cl. M1, 2.182%, 8/25/29[4]	238,458	239,361
Series 2017-HQA1,Cl. M2, 4.532%, 8/25/29[4]	375,000	375,667
WaMu Mortgage Pass-Through Certificates Trust: Series 2003-AR10,Cl. A7, 2.839%, 10/25/33[4]	115,374	117,863
Series 2005-AR14,Cl. 1A4, 2.814%, 12/25/35[4]	119,363	115,866

	Principal Amount	Value
Residential (Continued)
WaMu Mortgage Pass-Through Certificates Trust: (Continued)
Series 2005-AR16,Cl. 1A1, 2.879%, 12/25/35[4]	$107,745	$104,207
Wells Fargo Mortgage-Backed Securities Trust: Series 2005-AR1,Cl. 1A1, 3.116%, 2/25/35[4]	22,796	23,227
Series 2005-AR13,Cl. 1A5, 3.058%, 5/25/35[4]	62,895	63,165
Series 2005-AR15,Cl. 1A2, 2.983%, 9/25/35[4]	157,776	153,027
Series 2005-AR15,Cl. 1A6, 2.983%, 9/25/35[4]	305,462	291,275
Series 2005-AR4,Cl. 2A2, 3.304%, 4/25/35[4]	292,489	292,970
Series 2006-AR10,Cl. 1A1, 3.106%, 7/25/36[4]	55,458	53,542
Series 2006-AR10,Cl. 5A5, 3.093%, 7/25/36[4]	215,946	213,291
Series 2006-AR14,Cl. 1A2, 3.066%, 10/25/36[4]	53,181	49,985
Series 2006-AR2,Cl. 2A3, 3.089%, 3/25/36[4]	26,982	26,539
Series 2006-AR7,Cl. 2A4, 3.101%, 5/25/36[4]	155,547	148,719
Series 2006-AR8,Cl. 2A1, 3.096%, 4/25/36[4]	173,761	173,991
Series 2006-AR8,Cl. 2A4, 3.096%, 4/25/36[4]	103,696	103,833
Series 2007-16,Cl. 1A1, 6.00%, 12/28/37	57,685	60,439
Series 2007-AR8,Cl. A1, 3.162%, 11/25/37[4]	350,130	331,189
		11,890,403
Total Mortgage-Backed Obligations (Cost $65,090,026)		65,133,760

U.S. Government Obligations—0.3%
Federal Home Loan Mortgage Corp. Nts., 1.50%, 1/17/20	65,000	64,916
United States Treasury Nts., 1.50%, 5/31/19[9,10]	552,000	554,339
Total U.S. Government Obligations (Cost $618,514)		619,255

Non-Convertible Corporate Bonds and Notes—31.0%
Consumer Discretionary—4.8%
Automobiles—1.0%
Daimler Finance North America LLC, 8.50% Sr. Unsec. Unsub. Nts., 1/18/31	185,000	279,680
Ford Motor Credit Co. LLC, 3.664% Sr. Unsec. Nts., 9/8/24	458,000	451,111
General Motors Co., 6.25% Sr. Unsec. Nts., 10/2/43	172,000	190,139
General Motors Financial Co., Inc., 3% Sr. Unsec. Nts., 9/25/17	401,000	403,449
Harley-Davidson, Inc., 4.625% Sr. Unsec. Nts., 7/28/45	107,000	108,390
Hyundai Capital America, 1.75% Sr. Unsec. Nts., 9/27/19[3]	371,000	364,768
Nissan Motor Acceptance Corp., 1.55% Sr. Unsec. Nts., 9/13/19[3]	91,000	89,741
ZF North America Capital, Inc., 4.75% Sr. Unsec. Nts., 4/29/25[3]	344,000	357,330
		2,244,608
Diversified Consumer Services—0.2%
Service Corp. International, 5.375% Sr. Unsec. Nts., 5/15/24	350,000	365,435

6        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

	Principal Amount	Value
Hotels, Restaurants & Leisure—0.4%
Aramark Services, Inc., 5% Sr. Unsec. Nts., 4/1/25[3]	$179,000	$184,706
Marriott International, Inc.:
3.25% Sr. Unsec. Nts., 9/15/22	158,000	159,563
6.375% Sr. Unsec. Nts., 6/15/17	354,000	357,391
Wyndham Worldwide Corp., 4.15% Sr. Unsec. Nts., 4/1/24	247,000	249,502
		951,162
Household Durables—0.7%
Lennar Corp., 4.75% Sr. Unsec. Nts., 5/30/25	373,000	375,798
Newell Brands, Inc.:
5.00% Sr. Unsec. Nts., 11/15/23	391,000	419,166
5.50% Sr. Unsec. Nts., 4/1/46	91,000	103,634
PulteGroup, Inc., 5% Sr. Unsec. Nts., 1/15/27	291,000	292,091
Toll Brothers Finance Corp.:
4.375% Sr. Unsec. Nts., 4/15/23	298,000	302,658
4.875% Sr. Unsec. Nts., 11/15/25	57,000	57,570
Whirlpool Corp., 1.65% Sr. Unsec. Nts., 11/1/17	105,000	105,037
		1,655,954
Internet & Catalog Retail—0.2%
Amazon.com, Inc., 4.95% Sr. Unsec. Nts., 12/5/44	106,000	120,292
QVC, Inc., 4.45% Sr. Sec. Nts., 2/15/25	295,000	286,510
		406,802
Leisure Equipment & Products—0.2%
Mattel, Inc., 1.70% Sr. Unsec. Nts., 3/15/18	433,000	432,361
Media—1.1%
21st Century Fox America, Inc., 4.75% Sr. Unsec. Nts., 11/15/46[3]	148,000	148,887
Charter Communications Operating LLC/Charter Communications Operating Capital:
5.375% Sr. Sec. Nts., 5/1/47[3,8]	95,000	96,039
6.484% Sr. Sec. Nts., 10/23/45	237,000	274,383
Comcast Cable Communications Holdings, Inc., 9.455% Sr. Unsec. Nts., 11/15/22	211,000	281,510
Historic TW, Inc., 9.15% Debs., 2/1/23	118,000	151,551
Interpublic Group of Cos., Inc. (The), 4.20% Sr. Unsec. Nts., 4/15/24	123,000	127,082
Sky plc:
3.75% Sr. Unsec. Nts., 9/16/24[3]	167,000	168,939
6.10% Sr. Unsec. Nts., 2/15/18[3]	125,000	129,514
Thomson Reuters Corp., 1.65% Sr. Unsec. Nts., 9/29/17	416,000	416,169
Time Warner Cable LLC, 4.50% Sr. Unsec. Unsub. Nts., 9/15/42	185,000	168,633
Viacom, Inc.:
2.25% Sr. Unsec. Nts., 2/4/22	75,000	72,186
3.45% Sr. Unsec. Nts., 10/4/26	90,000	85,584
4.375% Sr. Unsec. Nts., 3/15/43	231,000	200,901
Virgin Media Secured Finance plc, 5.25% Sr. Sec. Nts., 1/15/26[3]	246,000	248,460
		2,569,838
Multiline Retail—0.2%
Dollar Tree, Inc., 5.75% Sr. Sec. Nts., 3/1/23	334,000	357,380
Specialty Retail—0.5%
AutoZone, Inc., 1.625% Sr. Unsec. Nts., 4/21/19	68,000	67,351
Best Buy Co., Inc., 5.50% Sr. Unsec. Nts., 3/15/21	223,000	240,602

	Principal Amount	Value
Specialty Retail (Continued)
L Brands, Inc., 5.625% Sr. Unsec. Nts., 2/15/22	$128,000	$134,880
Lowe’s Cos., Inc., 3.70% Sr. Unsec. Nts., 4/15/46	169,000	157,256
Ross Stores, Inc., 3.375% Sr. Unsec. Nts., 9/15/24	225,000	225,482
Sally Holdings LLC/Sally Capital, Inc., 5.625% Sr. Unsec. Nts., 12/1/25	185,000	185,694
Signet UK Finance plc, 4.70% Sr. Unsec. Nts., 6/15/24	119,000	115,358
		1,126,623
Textiles, Apparel & Luxury Goods—0.3%
Hanesbrands, Inc., 4.875% Sr. Unsec. Nts., 5/15/26[3]	256,000	252,800
Levi Strauss & Co., 5% Sr. Unsec. Nts., 5/1/25	155,000	159,681
PVH Corp., 4.50% Sr. Unsec. Unsub. Nts., 12/15/22	163,000	165,445
		577,926
Consumer Staples—3.4%
Beverages—0.8%
Anheuser-Busch InBev Finance, Inc.:
1.90% Sr. Unsec. Nts., 2/1/19	448,000	448,816
3.65% Sr. Unsec. Nts., 2/1/26	57,000	57,738
4.90% Sr. Unsec. Nts., 2/1/46	86,000	93,224
Anheuser-Busch InBev Worldwide, Inc., 8.20% Sr. Unsec. Unsub. Nts., 1/15/39	262,000	399,331
Molson Coors Brewing Co.:
2.10% Sr. Unsec. Nts., 7/15/21	329,000	321,898
4.20% Sr. Unsec. Nts., 7/15/46	87,000	81,776
Pernod Ricard SA, 4.25% Sr. Unsec. Nts., 7/15/22[3]	270,000	285,525
		1,688,308
Food & Staples Retailing—0.9%
CVS Health Corp., 2.875% Sr. Unsec. Nts., 6/1/26	359,000	343,016
Koninklijke Ahold Delhaize NV, 6.50% Sr. Unsec. Nts., 6/15/17	242,000	244,137
Kroger Co. (The):
2.00% Sr. Unsec. Nts., 1/15/19	9,000	9,021
6.40% Sr. Unsec. Nts., 8/15/17	386,000	392,876
6.90% Sr. Unsec. Nts., 4/15/38	86,000	112,401
Walgreens Boots Alliance, Inc.:
1.75% Sr. Unsec. Nts., 5/30/18	260,000	260,378
3.10% Sr. Unsec. Nts., 6/1/23	395,000	394,948
Wal-Mart Stores, Inc., 4.30% Sr. Unsec. Nts., 4/22/44	195,000	204,112
		1,960,889
Food Products—1.4%
Bunge Ltd. Finance Corp.:
3.20% Sr. Unsec. Nts., 6/15/17	140,000	140,478
3.25% Sr. Unsec. Nts., 8/15/26	232,000	224,652
8.50% Sr. Unsec. Nts., 6/15/19	320,000	363,141
Ingredion, Inc., 1.80% Sr. Unsec. Nts., 9/25/17	424,000	424,250
JM Smucker Co. (The), 1.75% Sr. Unsec. Nts., 3/15/18	334,000	334,432
Kraft Heinz Foods Co.:
2.80% Sr. Unsec. Nts., 7/2/20	342,000	346,833
4.375% Sr. Unsec. Nts., 6/1/46	232,000	217,663
Lamb Weston Holdings, Inc., 4.875% Sr. Unsec. Nts., 11/1/26[3]	193,000	197,342
Mondelez International Holdings Netherlands BV, 1.625% Sr. Unsec. Nts., 10/28/19[3]	374,000	368,552

7        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Food Products (Continued)
Smithfield Foods, Inc., 2.70% Sr. Unsec. Nts., 1/31/20[3]	$365,000	$365,201
TreeHouse Foods, Inc., 6% Sr. Unsec. Nts., 2/15/24[3]	180,000	189,450

		3,171,994
Tobacco—0.3%
Altria Group, Inc., 3.875% Sr. Unsec. Nts., 9/16/46	230,000	213,677
Imperial Brands Finance plc, 2.05% Sr. Unsec. Nts., 7/20/18[3]	411,000	411,389
Reynolds American, Inc., 5.85% Sr. Unsec. Nts., 8/15/45	122,000	143,910

		768,976
Energy—2.8%
Energy Equipment & Services—0.6%
Halliburton Co., 5% Sr. Unsec. Nts., 11/15/45	102,000	107,543
Helmerich & Payne International Drilling Co., 4.65% Sr. Unsec. Nts., 3/15/25	165,000	171,799
Schlumberger Holdings Corp.:
1.90% Sr. Unsec. Nts., 12/21/17[3]	368,000	368,687
4.00% Sr. Unsec. Nts., 12/21/25[3]	206,000	214,899
Sinopec Group Overseas Development 2014 Ltd., 1.75% Sr. Unsec. Nts., 4/10/17[3]	431,000	431,018

		1,293,946
Oil, Gas & Consumable Fuels—2.2%
Anadarko Petroleum Corp.:
4.50% Sr. Unsec. Nts., 7/15/44	72,000	68,158
6.20% Sr. Unsec. Nts., 3/15/40	68,000	77,016
Apache Corp., 4.75% Sr. Unsec. Nts., 4/15/43	124,000	124,598
Boardwalk Pipelines LP, 4.95% Sr. Unsec. Nts., 12/15/24	188,000	198,276
BP Capital Markets plc, 1.676% Sr. Unsec. Nts., 5/3/19	353,000	351,337
Buckeye Partners LP, 3.95% Sr. Unsec. Nts., 12/1/26	89,000	87,330
Chevron Corp., 1.561% Sr. Unsec. Nts., 5/16/19	379,000	377,837
CNOOC Nexen Finance 2014 ULC, 1.625% Sr. Unsec. Nts., 4/30/17	444,000	444,107
Columbia Pipeline Group, Inc., 4.50% Sr. Unsec. Nts., 6/1/25	179,000	187,832
ConocoPhillips Co.:
4.95% Sr. Unsec. Nts., 3/15/26	47,000	52,255
5.95% Sr. Unsec. Nts., 3/15/46	99,000	123,276
Devon Energy Corp., 4.75% Sr. Unsec. Nts., 5/15/42	115,000	111,134
Energy Transfer Partners LP, 5.30% Sr. Unsec. Nts., 4/15/47	100,000	96,343
EnLink Midstream Partners LP, 4.85% Sr. Unsec. Nts., 7/15/26	92,000	95,097
Enterprise Products Operating LLC:
4.85% Sr. Unsec. Nts., 8/15/42	119,000	120,291
4.90% Sr. Unsec. Nts., 5/15/46	42,000	43,060
EQT Midstream Partners LP, 4.125% Sr. Unsec. Nts., 12/1/26	131,000	129,975
Kinder Morgan, Inc., 5.55% Sr. Unsec. Nts., 6/1/45	294,000	302,493
Noble Energy, Inc., 5.05% Sr. Unsec. Nts., 11/15/44	104,000	106,456
ONEOK Partners LP, 4.90% Sr. Unsec. Nts., 3/15/25	166,000	175,986
Phillips 66 Partners LP, 3.605% Sr. Unsec. Nts., 2/15/25	323,000	315,045

	Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
Sabine Pass Liquefaction LLC, 4.20% Sr. Sec. Nts., 3/15/28[3]	$180,000	$177,412
Shell International Finance BV, 4% Sr. Unsec. Nts., 5/10/46	140,000	134,926
Tesoro Corp., 5.125% Sr. Unsec. Nts., 12/15/26[3]	359,000	378,386
Tesoro Logistics LP/Tesoro Logistics Finance Corp., 5.25% Sr. Unsec. Nts., 1/15/25	260,000	272,350
TransCanada PipeLines Ltd., 1.625% Sr. Unsec. Nts., 11/9/17	349,000	349,052
		4,900,028
Financials—8.4%
Capital Markets—1.9%
Apollo Management Holdings LP, 4% Sr. Unsec. Nts., 5/30/24[3]	290,000	291,039
Bank of New York Mellon Corp. (The), 3% Sub. Nts., 10/30/28	155,000	147,675
Brookfield Asset Management, Inc., 4% Sr. Unsec. Nts., 1/15/25	373,000	376,081
Credit Suisse AG (New York), 3.625% Sr. Unsec. Nts., 9/9/24	221,000	224,538
Credit Suisse Group Funding Guernsey Ltd., 4.55% Sr. Unsec. Nts., 4/17/26	140,000	144,950
E*TRADE Financial Corp., 5.875% Jr. Sub. Perpetual Bonds[4,11]	384,000	396,576
Goldman Sachs Group, Inc. (The):
3.50% Sr. Unsec. Nts., 11/16/26	218,000	213,851
3.75% Sr. Unsec. Nts., 2/25/26	215,000	216,755
3.85% Sr. Unsec. Nts., 1/26/27	436,000	438,806
Morgan Stanley:
4.375% Sr. Unsec. Nts., 1/22/47	297,000	296,296
5.00% Sub. Nts., 11/24/25	335,000	360,317
MSCI, Inc., 4.75% Sr. Unsec. Nts., 8/1/26[3]	358,000	362,475
Raymond James Financial, Inc., 3.625% Sr. Unsec. Nts., 9/15/26	215,000	212,062
S&P Global, Inc., 2.50% Sr. Unsec. Nts., 8/15/18	256,000	258,092
UBS Group Funding Jersey Ltd., 4.125% Sr. Unsec. Nts., 4/15/26[3]	228,000	232,187
UBS Group Funding Switzerland AG, 4.253% Sr. Unsec. Nts., 3/23/28[3]	147,000	149,107
		4,320,807
Commercial Banks—3.8%
Bank of America Corp.:
3.248% Sr. Unsec. Nts., 10/21/27	311,000	296,663
3.824% Sr. Unsec. Nts., 1/20/28[4]	221,000	221,899
7.75% Jr. Sub. Nts., 5/14/38	253,000	348,506
BB&T Corp., 2.05% Sr. Unsec. Nts., 5/10/21	388,000	382,208
Citizens Bank NA (Providence RI), 2.55% Sr. Unsec. Nts., 5/13/21	302,000	300,547
Credit Agricole SA (London), 4.125% Sr. Unsec. Nts., 1/10/27[3]	380,000	377,685
Danske Bank AS, 2.80% Sr. Unsec. Nts., 3/10/21[3]	227,000	229,023
Fifth Third Bank (Cincinnati OH), 3.85% Sub. Nts., 3/15/26	228,000	230,227
First Republic Bank, 4.375% Sub. Nts., 8/1/46	160,000	154,523
FirstMerit Bank NA (Akron OH), 4.27% Sub. Nts., 11/25/26	432,000	439,424
Glencore Funding LLC, 4% Sr. Unsec. Nts., 4/16/25[3]	211,000	210,339
HSBC Holdings plc, 4.041% Sr. Unsec. Nts., 3/13/28[4]	170,000	172,031

8        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

	Principal Amount	Value
Commercial Banks (Continued)
Huntington Bancshares, Inc., 3.15% Sr. Unsec. Nts., 3/14/21	$245,000	$249,440
ING Bank NV, 2.75% Sr. Unsec. Nts., 3/22/21[3]	303,000	304,591
ING Groep NV, 3.95% Sr. Unsec. Nts., 3/29/27	156,000	156,113
JPMorgan Chase & Co.:
3.782% Sr. Unsec. Nts., 2/1/28[4]	634,000	640,652
4.26% Sr. Unsec. Nts., 2/22/48[4]	147,000	147,115
KeyBank NA (Cleveland OH), 3.40% Sub. Nts., 5/20/26	325,000	316,639
Lloyds Banking Group plc:
3.75% Sr. Unsec. Nts., 1/11/27	411,000	404,816
6.657% Jr. Sub. Perpetual Bonds[3,4,11]	400,000	437,000
PNC Bank NA:
2.55% Sr. Unsec. Nts., 12/9/21	157,000	156,746
2.625% Sr. Unsec. Nts., 2/17/22	75,000	75,089
Regions Bank (Birmingham AL), 2.25% Sr. Unsec. Nts., 9/14/18	328,000	329,102
Royal Bank of Scotland Group plc, 7.64% Jr. Sub. Perpetual Bonds[4,11]	380,000	356,250
Skandinaviska Enskilda Banken AB, 2.80% Sr. Unsec. Nts., 3/11/22	364,000	365,126
Standard Chartered plc, 2.549% Jr. Sub. Perpetual Bonds[3,4,11]	200,000	167,500
SunTrust Bank (Atlanta GA), 3.30% Sub. Nts., 5/15/26	163,000	158,560
Swedbank AB:
2.65% Sr. Unsec. Nts., 3/10/21[3]	241,000	242,330
2.80% Sr. Unsec. Nts., 3/14/22[3]	146,000	146,336
US Bancorp, 3.10% Sub. Nts., 4/27/26	230,000	226,076
Wells Fargo & Co., 4.75% Sub. Nts., 12/7/46	220,000	225,430
		8,467,986
Consumer Finance—1.1%
Ally Financial, Inc., 4.625% Sr. Unsec. Nts., 3/30/25	349,000	348,564
American Express Credit Corp., 2.70% Sr. Unsec. Nts., 3/3/22	585,000	584,804
Capital One Financial Corp.:
3.20% Sr. Unsec. Nts., 2/5/25	68,000	65,951
3.75% Sr. Unsec. Nts., 3/9/27	374,000	370,944
Discover Financial Services:
3.75% Sr. Unsec. Nts., 3/4/25	209,000	205,361
3.95% Sr. Unsec. Nts., 11/6/24	331,000	332,002
4.10% Sr. Unsec. Nts., 2/9/27	146,000	146,327
Electricite de France SA, 6.50% Sr. Unsec. Nts., 1/26/19[3]	220,000	236,954
Synchrony Financial, 4.50% Sr. Unsec. Nts., 7/23/25	114,000	117,177
		2,408,084
Diversified Financial Services—0.3%
Berkshire Hathaway Energy Co., 2% Sr. Unsec. Nts., 11/15/18	115,000	115,396
Peachtree Corners Funding Trust, 3.976% Sr. Unsec. Nts., 2/15/25[3]	221,000	222,254
Voya Financial, Inc., 5.65% Jr. Sub. Nts., 5/15/53[4]	380,000	387,600
		725,250
Insurance—0.8%
Arch Capital Finance LLC, 4.011% Sr. Unsec. Nts., 12/15/26	220,000	226,004
AXIS Specialty Finance plc, 5.15% Sr. Unsec. Nts., 4/1/45	235,000	239,469
Manulife Financial Corp., 4.061% Sub. Nts., 2/24/32[4]	219,000	219,818

	Principal Amount	Value
Insurance (Continued)
Marsh & McLennan Cos., Inc., 4.35% Sr. Unsec. Nts., 1/30/47	$158,000	$159,874
MetLife, Inc., 5.25% Jr. Sub. Perpetual Bonds[4,11]	296,000	306,089
Prudential Financial, Inc., 5.20% Jr. Sub. Nts., 3/15/44[4]	276,000	283,728
TIAA Asset Management Finance Co. LLC, 4.125% Sr. Unsec. Nts., 11/1/24[3]	362,000	369,448
		1,804,430
Real Estate Investment Trusts (REITs)—0.5%
American Tower Corp., 5.90% Sr. Unsec. Nts., 11/1/21	233,000	260,936
HCP, Inc., 5.625% Sr. Unsec. Nts., 5/1/17	125,000	125,373
Ventas Realty LP, 1.25% Sr. Unsec. Nts., 4/17/17	178,000	178,000
WEA Finance LLC/Westfield UK & Europe Finance plc, 1.75% Sr. Unsec. Nts., 9/15/17[3]	369,000	369,135
Welltower, Inc., 2.25% Sr. Unsec. Nts., 3/15/18	88,000	88,402
		1,021,846
Health Care—1.8%
Biotechnology—0.6%
AbbVie, Inc.:
3.60% Sr. Unsec. Nts., 5/14/25	172,000	172,317
4.70% Sr. Unsec. Nts., 5/14/45	58,000	58,054
Biogen, Inc., 5.20% Sr. Unsec. Nts., 9/15/45	110,000	119,340
Celgene Corp.:
3.875% Sr. Unsec. Nts., 8/15/25	167,000	170,971
5.00% Sr. Unsec. Nts., 8/15/45	41,000	43,067
Shire Acquisitions Investments Ireland DAC:
1.90% Sr. Unsec. Nts., 9/23/19	376,000	373,225
3.20% Sr. Unsec. Nts., 9/23/26	288,000	275,555
		1,212,529
Health Care Equipment & Supplies—0.5%
Abbott Laboratories:
2.35% Sr. Unsec. Nts., 11/22/19	366,000	367,700
4.90% Sr. Unsec. Nts., 11/30/46	151,000	157,176
Baxter International, Inc., 2.60% Sr. Unsec. Nts., 8/15/26	180,000	168,990
Boston Scientific Corp., 3.85% Sr. Unsec. Nts., 5/15/25	292,000	296,950
Medtronic, Inc., 4.625% Sr. Unsec. Nts., 3/15/45	170,000	183,037
		1,173,853
Health Care Providers & Services—0.2%
Fresenius Medical Care US Finance II, Inc., 5.875% Sr. Unsec. Nts., 1/31/22[3]	145,000	157,688
Laboratory Corp. of America Holdings, 3.60% Sr. Unsec. Nts., 2/1/25	218,000	215,914
McKesson Corp., 4.883% Sr. Unsec. Nts., 3/15/44	142,000	147,097
		520,699
Life Sciences Tools & Services—0.2%
Quintiles IMS, Inc., 5% Sr. Unsec. Nts., 10/15/26[3]	136,000	136,850
Thermo Fisher Scientific, Inc.:
4.15% Sr. Unsec. Nts., 2/1/24	125,000	131,344
5.30% Sr. Unsec. Nts., 2/1/44	111,000	126,392
		394,586
Pharmaceuticals—0.3%
Actavis Funding SCS:
3.80% Sr. Unsec. Nts., 3/15/25	227,000	229,002

9        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Pharmaceuticals (Continued)
Actavis Funding SCS: (Continued) 4.75% Sr. Unsec. Nts., 3/15/45	$99,000	$100,040
Teva Pharmaceutical Finance Netherlands III BV, 1.70% Sr. Unsec. Nts., 7/19/19	347,000	343,204
		672,246
Industrials—2.6%
Aerospace & Defense—0.5%
BAE Systems Holdings, Inc., 3.85% Sr. Unsec. Nts., 12/15/25[3]	292,000	300,154
Hexcel Corp., 3.95% Sr. Unsec. Nts., 2/15/27	135,000	136,287
L3 Technologies, Inc., 3.85% Sr. Unsec. Nts., 12/15/26	94,000	95,485
Northrop Grumman Corp., 4.75% Sr. Unsec. Nts., 6/1/43	200,000	217,050
Rockwell Collins, Inc., 4.35% Sr. Unsec. Nts., 4/15/47[8]	130,000	129,762
Textron, Inc.: 3.65% Sr. Unsec. Nts., 3/15/27	90,000	89,550
3.875% Sr. Unsec. Nts., 3/1/25	129,000	131,409
United Technologies Corp., 1.778% Jr. Sub. Nts., 5/4/18[4]	67,000	66,996
		1,166,693
Air Freight & Couriers—0.0%
FedEx Corp., 4.40% Sr. Unsec. Nts., 1/15/47	69,000	67,426
Building Products—0.2%
Johnson Controls International plc: 1.40% Sr. Unsec. Nts., 11/2/17	77,000	76,856
4.50% Sr. Unsec. Nts., 2/15/47	90,000	91,863
Owens Corning, 3.40% Sr. Unsec. Nts., 8/15/26	259,000	251,289
		420,008
Commercial Services & Supplies—0.3%
Pitney Bowes, Inc., 4.625% Sr. Unsec. Nts., 3/15/24	288,000	284,762
Republic Services, Inc., 3.80% Sr. Unsec. Nts., 5/15/18	311,000	317,862
Waste Management, Inc., 4.10% Sr. Unsec. Nts., 3/1/45	92,000	92,600
		695,224
Electrical Equipment—0.2%
Sensata Technologies BV, 4.875% Sr. Unsec. Nts., 10/15/23[3]	369,000	371,074
Industrial Conglomerates—0.1%
Roper Technologies, Inc.: 3.80% Sr. Unsec. Nts., 12/15/26	43,000	43,269
3.85% Sr. Unsec. Nts., 12/15/25	192,000	195,155
		238,424
Machinery—0.3%
Fortive Corp., 1.80% Sr. Unsec. Nts., 6/15/19[3]	385,000	382,735
Wabtec Corp., 3.45% Sr. Unsec. Nts., 11/15/26[3]	149,000	145,171
		527,906
Professional Services—0.2%
Experian Finance plc, 2.375% Sr. Unsec. Nts., 6/15/17[3]	427,000	427,609
Road & Rail—0.5%
Canadian Pacific Railway Co., 4.80% Sr. Unsec. Nts., 9/15/35	76,000	82,756
ERAC USA Finance LLC, 6.375% Sr. Unsec. Nts., 10/15/17[3]	312,000	319,439

	Principal Amount	Value
Road & Rail (Continued)
Norfolk Southern Corp., 4.65% Sr. Unsec. Nts., 1/15/46	$124,000	$133,080
Penske Truck Leasing Co. LP/PTL Finance Corp.: 3.40% Sr. Unsec. Nts., 11/15/26[3]	305,000	293,757
3.75% Sr. Unsec. Nts., 5/11/17[3]	220,000	220,506
		1,049,538
Trading Companies & Distributors—0.3%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.95% Sr. Unsec. Nts., 2/1/22	379,000	389,605
Air Lease Corp.: 3.00% Sr. Unsec. Nts., 9/15/23	160,000	156,558
3.625% Sr. Unsec. Nts., 4/1/27	156,000	151,921
		698,084
Information Technology—2.0%
Electronic Equipment, Instruments, & Components—0.2%
CDW LLC/CDW Finance Corp., 5.50% Sr. Unsec. Nts., 12/1/24	58,000	61,045
Tech Data Corp., 4.95% Sr. Unsec. Nts., 2/15/27	282,000	285,178
		346,223
Internet Software & Services—0.0%
VeriSign, Inc., 5.25% Sr. Unsec. Nts., 4/1/25	105,000	109,331
IT Services—0.5%
Broadridge Financial Solutions, Inc., 3.40% Sr. Unsec. Nts., 6/27/26	185,000	180,674
Everett Spinco, Inc.: 2.875% Sr. Unsec. Nts., 3/27/20[3]	261,000	263,198
4.75% Sr. Unsec. Nts., 4/15/27[3]	279,000	284,720
Fidelity National Information Services, Inc., 1.45% Sr. Unsec. Nts., 6/5/17	351,000	350,973
		1,079,565
Semiconductors & Semiconductor Equipment—0.3%
Broadcom Corp./Broadcom Cayman Finance Ltd.: 2.375% Sr. Unsec. Nts., 1/15/20[3]	366,000	366,160
3.875% Sr. Unsec. Nts., 1/15/27[3]	273,000	275,265
Intel Corp., 4.90% Sr. Unsec. Nts., 7/29/45	107,000	120,026
		761,451
Software—0.7%
Autodesk, Inc.: 1.95% Sr. Unsec. Nts., 12/15/17	313,000	313,564
4.375% Sr. Unsec. Nts., 6/15/25	125,000	129,013
Diamond 1 Finance Corp./Diamond 2 Finance Corp.: 3.48% Sr. Sec. Nts., 6/1/19[3]	376,000	385,661
6.02% Sr. Sec. Nts., 6/15/26[3]	225,000	246,179
Open Text Corp., 5.625% Sr. Unsec. Nts., 1/15/23[3]	174,000	181,830
Oracle Corp., 2.40% Sr. Unsec. Nts., 9/15/23	225,000	218,834
		1,475,081
Technology Hardware, Storage & Peripherals—0.3%
Apple, Inc., 4.375% Sr. Unsec. Nts., 5/13/45	227,000	233,061
Hewlett Packard Enterprise Co.: 2.45% Sr. Unsec. Nts., 10/5/17	267,000	267,815
6.35% Sr. Unsec. Nts., 10/15/45	159,000	164,615
		665,491
Materials—1.9%
Chemicals—1.0%
Agrium, Inc.: 3.375% Sr. Unsec. Nts., 3/15/25	174,000	172,002
4.125% Sr. Unsec. Nts., 3/15/35	87,000	83,605

10         OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

	Principal Amount	Value
Chemicals (Continued)
CF Industries, Inc., 4.50% Sr. Sec. Nts., 12/1/26[3]	$170,000	$173,094
Eastman Chemical Co., 4.65% Sr. Unsec. Nts., 10/15/44	82,000	82,820
Ecolab, Inc., 2% Sr. Unsec. Nts., 1/14/19	370,000	372,635
PolyOne Corp., 5.25% Sr. Unsec. Nts., 3/15/23	365,000	369,563
RPM International, Inc.:
3.45% Sr. Unsec. Unsub. Nts., 11/15/22	304,000	308,216
3.75% Sr. Unsec. Nts., 3/15/27	91,000	91,147
Valspar Corp. (The):
3.30% Sr. Unsec. Nts., 2/1/25	122,000	117,476
3.95% Sr. Unsec. Nts., 1/15/26	174,000	176,594
Yara International ASA, 3.80% Sr. Unsec. Nts., 6/6/26[3]	230,000	226,894
		2,174,046
Construction Materials—0.3%
CRH America, Inc., 5.125% Sr. Unsec. Nts., 5/18/45[3]	130,000	142,878
James Hardie International Finance Ltd., 5.875% Sr. Unsec. Nts., 2/15/23[3]	171,000	177,413
LafargeHolcim Finance US LLC, 3.50% Sr. Unsec. Nts., 9/22/26[3]	90,000	87,172
Vulcan Materials Co., 3.90% Sr. Unsec. Nts., 4/1/27	239,000	240,922
		648,385
Containers & Packaging—0.4%
Ball Corp., 5.25% Sr. Unsec. Nts., 7/1/25	16,000	17,000
International Paper Co.:
3.00% Sr. Unsec. Nts., 2/15/27	170,000	159,224
4.80% Sr. Unsec. Nts., 6/15/44	142,000	141,887
Packaging Corp. of America:
3.65% Sr. Unsec. Nts., 9/15/24	113,000	114,146
4.50% Sr. Unsec. Nts., 11/1/23	270,000	288,880
Silgan Holdings, Inc., 4.75% Sr. Unsec. Nts., 3/15/25[3]	290,000	291,812
		1,012,949
Metals & Mining—0.1%
Goldcorp, Inc., 5.45% Sr. Unsec. Nts., 6/9/44	116,000	123,024
Rio Tinto Finance USA Ltd., 3.75% Sr. Unsec. Nts., 6/15/25	154,000	160,247
		283,271
Paper & Forest Products—0.1%
Louisiana-Pacific Corp., 4.875% Sr. Unsec. Nts., 9/15/24	199,000	200,492
Telecommunication Services—1.2%
Diversified Telecommunication Services—1.2%
AT&T, Inc.:
3.80% Sr. Unsec. Nts., 3/15/22	314,000	325,119
4.35% Sr. Unsec. Nts., 6/15/45	299,000	263,759
British Telecommunications plc, 9.375% Sr. Unsec. Nts., 12/15/30	299,000	449,613
Deutsche Telekom International Finance BV, 3.60% Sr. Unsec. Nts., 1/19/27[3]	177,000	176,568
Telefonica Emisiones SAU:
3.192% Sr. Unsec. Nts., 4/27/18	397,000	402,247
4.103% Sr. Unsec. Nts., 3/8/27	98,000	98,835
5.213% Sr. Unsec. Nts., 3/8/47	163,000	166,194
7.045% Sr. Unsec. Unsub. Nts., 6/20/36	125,000	155,100
Verizon Communications, Inc.:
1.75% Sr. Unsec. Nts., 8/15/21	263,000	252,012
4.125% Sr. Unsec. Nts., 8/15/46	152,000	131,640

	Principal Amount	Value
Diversified Telecommunication Services (Continued)
Verizon Communications, Inc.: (Continued) 4.522% Sr. Unsec. Nts., 9/15/48	$191,000	$174,545
		2,595,632
Utilities—2.1%
Electric Utilities—1.7%
AEP Texas, Inc., 3.85% Sr. Unsec. Nts., 10/1/25[3]	198,000	205,209
Cleco Corporate Holdings LLC, 3.743% Sr. Sec. Nts., 5/1/26[3]	188,000	186,210
Duke Energy Corp., 3.75% Sr. Unsec. Nts., 9/1/46	175,000	158,377
Edison International, 2.95% Sr. Unsec. Nts., 3/15/23	233,000	233,028
Enel Finance International NV, 6.25% Sr. Unsec. Nts., 9/15/17[3]	389,000	396,838
Exelon Corp., 4.45% Sr. Unsec. Nts., 4/15/46	87,000	86,520
Great Plains Energy, Inc.:
2.50% Sr. Unsec. Nts., 3/9/20	163,000	163,979
4.85% Sr. Unsec. Nts., 4/1/47	142,000	145,430
Indiana Michigan Power Co., Series K, 4.55% Sr. Unsec. Nts., 3/15/46	65,000	68,917
ITC Holdings Corp., 5.30% Sr. Unsec. Nts., 7/1/43	93,000	103,827
NextEra Energy Capital Holdings, Inc., 1.586% Sr. Unsec. Nts., 6/1/17	419,000	419,128
Pennsylvania Electric Co., 5.20% Sr. Unsec. Nts., 4/1/20	88,000	93,613
PPL WEM Ltd./Western Power Distribution Ltd., 5.375% Sr. Unsec. Unsub. Nts., 5/1/21[3]	600,000	648,971
Public Service Co. of New Mexico, 7.95% Sr. Unsec. Nts., 5/15/18	347,000	369,818
Southern Power Co., 1.95% Sr. Unsec. Nts., 12/15/19	324,000	321,791
Trans-Allegheny Interstate Line Co., 3.85% Sr. Unsec. Nts., 6/1/25[3]	223,000	228,787
		3,830,443
Multi-Utilities—0.4%
Dominion Resources, Inc.:
1.875% Sr. Unsec. Nts., 1/15/19	165,000	164,874
4.90% Sr. Unsec. Nts., 8/1/41	145,000	153,712
Enable Midstream Partners LP, 4.40% Sr. Unsec. Nts., 3/15/27	49,000	48,726
NiSource Finance Corp., 4.80% Sr. Unsec. Nts., 2/15/44	164,000	173,002
Public Service Enterprise Group, Inc., 1.60% Sr. Unsec. Nts., 11/15/19	303,000	299,942
		840,256
Total Non-Convertible Corporate Bonds and Notes (Cost $68,074,225)		68,879,148

	Shares
Investment Company—2.4%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 0.66%[12,13] (Cost $5,367,607)	5,367,607	5,367,607
Total Investments, at Value (Cost $222,076,075)	105.8%	235,408,009
Net Other Assets (Liabilities)	(5.8)	(12,811,999)
Net Assets	100.0%	$222,596,010

11        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments

1. Non-income producing security.

2. Security is a Master Limited Partnership.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $31,738,066 or 14.26% of the Fund’s net assets at period end.

4. Represents the current interest rate for a variable or increasing rate security.

5. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline.

Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $1,231,593 or 0.55% of the Fund’s net assets at period end.

6. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $61,841 or 0.03% of the Fund’s net assets at period end.

7. Interest rate is less than 0.0005%.

8. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Notes.

9. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $142,602. See Note 6 of the accompanying Notes.

10. All or a portion of the security position has been pledged for collateral in association with forward roll transactions. See Note 4 of the accompanying Notes.

11. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

12. Rate shown is the 7-day yield at period end.

13. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	December 31, 2016	Additions	Reductions	March 31, 2017
Oppenheimer Institutional Government Money Market Fund, Cl. E	5,367,607	—	—	5,367,607

			Value	Income
Oppenheimer Institutional Government Money Market Fund, Cl. E			$5,367,607	$6,809

Futures Contracts as of March 31, 2017
Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)
United States Treasury Long Bonds	CBT	Buy	6/21/17	12	$1,810,125	$27,573
United States Treasury Nts., 10 yr.	CBT	Sell	6/21/17	6	747,375	2,146
United States Treasury Nts., 2 yr.	CBT	Sell	6/30/17	117	25,325,016	(15,978)
United States Treasury Nts., 2 yr.	CBT	Buy	6/30/17	112	24,242,750	12,182
United States Treasury Nts., 5 yr.	CBT	Buy	6/30/17	6	706,360	1,585
United States Ultra Bonds	CBT	Buy	6/21/17	50	8,031,250	21,396

						$48,904

Centrally Cleared Credit Default Swaps at March 31, 2017
Reference Asset	Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received/(Paid)	Value
CDX.HY.28	Sell	5.000%	6/20/22	USD	3,395	$(214,894)	$243,493

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:.

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)	Amount Recoverable*	Reference Asset Rating Range**
Non-Investment Grade Corporate Debt Indexes	$3,395,000	$—	BB

*The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

**The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

Glossary:
Definitions
CDX.HY.28	Markit CDX High Yield Index

Exchange Abbreviations
CBT	Chicago Board of Trade

12        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

NOTES TO STATEMENT OF INVESTMENTS March 31, 2017 Unaudited

1. Organization

Oppenheimer Conservative Balanced Fund/VA (the “Fund”), a separate series of Oppenheimer Variable Account Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

    The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

    The following methodologies are used to determine the market value or the fair value of the types of securities described below:

    Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded. If the official closing price or last sales price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

    Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

    Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

    Short-term money market type debt securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

    Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

    Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

13        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage- backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.
Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

    To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

    The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered are measured using net asset value as a practical expedient, and are not classified in the fair value hierarchy.

The table below categorizes amounts at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$8,372,726	$—	$—	$8,372,726
Consumer Staples	7,022,535	—	—	7,022,535
Energy	4,924,994	—	—	4,924,994

14        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Common Stocks (Continued)
Financials	$12,561,100	$—	$—	$12,561,100
Health Care	10,665,299	—	—	10,665,299
Industrials	8,395,993	—	—	8,395,993
Information Technology	16,085,037	—	—	16,085,037
Materials	3,311,168	—	—	3,311,168
Telecommunication Services	1,160,419	—	—	1,160,419
Utilities	2,559,256	—	—	2,559,256
Asset-Backed Securities	—	20,349,712	—	20,349,712
Mortgage-Backed Obligations	—	65,133,760	—	65,133,760
U.S. Government Obligations	—	619,255	—	619,255
Non-Convertible Corporate Bonds and Notes	—	68,879,148	—	68,879,148
Investment Company	5,367,607	—	—	5,367,607
Total Investments, at Value	80,426,134	154,981,875	—	235,408,009
Other Financial Instruments:
Centrally cleared swap, at value	—	243,493	—	243,493
Futures contracts	64,882	—	—	64,882
Total Assets	$80,491,016	$155,225,368	$—	$235,716,384
Liabilities Table
Other Financial Instruments:
Futures contracts	$(15,978)	$—	$—	$(15,978)
Total Liabilities	$(15,978)	$—	$—	$(15,978)
Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into Level 2*	Transfers out of Level 3*
Assets Table
Investments, at Value:
Mortgage-Backed Obligations	$219,117	$(219,117)
Total Assets	$219,117	$(219,117)

*	Transferred from Level 3 to Level 2 due to the availability of market data for this security.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

    Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), formerly known as Oppenheimer Institutional Money Market Fund, which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the

15        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$38,387,658
Sold securities	1,821,257

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

    Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

    Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

    At period end, the Fund pledged $33,140 of collateral to the counterparty for forward roll transactions.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

    The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between

16        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

5. Market Risk Factors (Continued)

price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

    Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

    Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

    The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

    Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

    Futures contracts are reported on a schedule following the Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

    The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

    The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

    During the reporting period, the Fund had an ending monthly average market value of $33,600,445 and $8,573,600 on futures contracts purchased and sold, respectively.

    Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of

17        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

    Swap contracts are reported on a schedule following the Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities in the annual and semiannual reports. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations in the annual and semiannual reports.

    Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

    The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

    The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

    If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations in the annual and semiannual reports.

    The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

    For the reporting period, the Fund had ending monthly average notional amounts of $3,070,175 on credit default swaps to sell protection.

    Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

    For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

    The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

    With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

    There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

    Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses

18        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

6. Use of Derivatives (Continued)

can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

    For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

7. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$222,231,809
Federal tax cost of other investments	8,884,084

Total federal tax cost	$231,115,893

Gross unrealized appreciation	$15,505,493
Gross unrealized depreciation	(2,254,842)

Net unrealized appreciation	$13,250,651

19        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

STATEMENT OF INVESTMENTS March 31, 2017 Unaudited

	Shares	Value
Common Stocks—99.4%
Consumer Discretionary—19.2%
Hotels, Restaurants & Leisure—2.6%
Cedar Fair LP1	163,617	$11,094,868
Starbucks Corp.	184,320	10,762,445

		21,857,313
Household Durables—2.1%
Newell Brands, Inc.	144,750	6,827,857
Whirlpool Corp.	66,960	11,472,257

		18,300,114
Internet & Catalog Retail—6.6%
Amazon.com, Inc.[2]	39,624	35,128,261
Priceline Group, Inc. (The)[2]	11,770	20,950,247

		56,078,508
Media—2.8%
Comcast Corp., Cl. A	632,252	23,766,353
Specialty Retail—5.1%
AutoZone, Inc.[2]	26,120	18,886,066
Lowe’s Cos., Inc.	292,400	24,038,204

		42,924,270
Consumer Staples—7.6%
Beverages—4.0%
Constellation Brands, Inc., Cl. A	65,570	10,626,930
Dr Pepper Snapple Group, Inc.	109,540	10,726,157
Molson Coors Brewing Co., Cl. B	132,290	12,661,476

		34,014,563
Food Products—1.9%
Kraft Heinz Co. (The)	103,430	9,392,478
Mondelez International, Inc., Cl. A	144,230	6,213,429

		15,605,907
Household Products—1.7%
HRG Group, Inc.[2]	138,160	2,669,251
Spectrum Brands Holdings, Inc.	85,020	11,818,630

		14,487,881
Energy—2.1%
Oil, Gas & Consumable Fuels—2.1%
Husky Energy, Inc.[2]	482,336	5,444,120
Magellan Midstream Partners LP1	166,425	12,799,747

		18,243,867
Financials—5.9%
Capital Markets—4.3%
BlackRock, Inc., Cl. A	11,130	4,268,466
Charles Schwab Corp. (The)	283,970	11,588,816
CME Group, Inc., Cl. A	80,820	9,601,416
Intercontinental Exchange, Inc.	186,960	11,193,295

		36,651,993
Real Estate Investment Trusts (REITs)—1.6%
Crown Castle International Corp.	98,190	9,274,046
Mid-America Apartment Communities, Inc.	42,760	4,350,402

		13,624,448
Health Care—16.0%
Biotechnology—4.9%
Amgen, Inc.	48,720	7,993,490
Biogen, Inc.[2]	48,630	13,296,415
Bioverativ, Inc.[2]	22,735	1,238,148
Celgene Corp.[2]	151,044	18,794,405

		41,322,458
Health Care Equipment & Supplies—5.0%
CR Bard, Inc.	36,760	9,136,330
Danaher Corp.	144,070	12,322,307
Intuitive Surgical, Inc.[2]	10,510	8,055,600
Medtronic plc	97,860	7,883,602

	Shares	Value
Health Care Equipment & Supplies (Continued)
Stryker Corp.	36,510	$4,806,542

		42,204,381
Health Care Providers & Services—2.1%
Humana, Inc.	31,070	6,404,770
Laboratory Corp. of America Holdings[2]	83,020	11,910,879

		18,315,649
Health Care Technology—0.7%
Cerner Corp.[2]	104,960	6,176,896
Pharmaceuticals—3.3%
Allergan plc	86,410	20,645,077
Merck & Co., Inc.	94,350	5,994,999
Valeant Pharmaceuticals International, Inc.[2]	133,630	1,473,939

		28,114,015
Industrials—8.5%
Commercial Services & Supplies—2.4%
Johnson Controls International plc	134,970	5,684,936
KAR Auction Services, Inc.	330,500	14,432,935

		20,117,871
Electrical Equipment—0.3%
Rockwell Automation, Inc.	14,160	2,204,854
Machinery—2.5%
Deere & Co.	62,190	6,770,004
Stanley Black & Decker, Inc.	35,030	4,654,436
Wabtec Corp.	125,350	9,777,300

		21,201,740
Professional Services—1.1%
Nielsen Holdings plc	224,810	9,286,901
Road & Rail—2.2%
Canadian National Railway Co.	95,310	7,046,268
Canadian Pacific Railway Ltd.	75,780	11,133,597
Kansas City Southern	9,760	837,018

		19,016,883
Information Technology—37.2%
Internet Software & Services—11.1%
Alphabet, Inc., Cl. C2	63,910	53,017,179
Facebook, Inc., Cl. A2	289,600	41,137,680

		94,154,859
IT Services—6.0%
Mastercard, Inc., Cl. A	300,350	33,780,365
PayPal Holdings, Inc.[2]	407,220	17,518,604

		51,298,969
Semiconductors & Semiconductor Equipment—3.2%
Broadcom Ltd.	74,660	16,347,554
Texas Instruments, Inc.	132,950	10,710,452

		27,058,006
Software—8.9%
Activision Blizzard, Inc.	172,040	8,577,914
Microsoft Corp.	759,450	50,017,377
Oracle Corp.	297,110	13,254,077
Snap, Inc., Cl. A2	169,390	3,816,357

		75,665,725
Technology Hardware, Storage & Peripherals—8.0%
Apple, Inc.	472,520	67,882,223
Materials—1.4%
Chemicals—1.2%
Albemarle Corp.	49,100	5,186,924
Sherwin-Williams Co. (The)	14,240	4,417,106

		9,604,030
Construction Materials—0.2%
Vulcan Materials Co.	15,650	1,885,512

1        OPPENHEIMER CAPITAL APPRECIATION FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Utilities—1.5%
Gas Utilities—1.5%
AmeriGas Partners LP1	269,655	$12,698,054
Total Common Stocks (Cost $692,813,984)		843,764,243

	Shares	Value
Investment Company—0.6%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 0.66%[3,4] (Cost $4,885,831)	4,885,831	$4,885,831
Total Investments, at Value (Cost $697,699,815)	100.0%	848,650,074
Net Other Assets (Liabilities)	0.0	139,368
Net Assets	100.0%	$848,789,442

Footnotes to Statement of Investments

1. Security is a Master Limited Partnership.

2. Non-income producing security.

3. Rate shown is the 7-day yield at period end.

4. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares December 31, 2016	Gross Additions	Gross Reductions	Shares March 31, 2017
Oppenheimer Institutional Government Money Market Fund, Cl. E	31,306,028	38,336,789	64,756,986	4,885,831

			Value	Income
Oppenheimer Institutional Government Money Market Fund, Cl. E			$4,885,831	$27,630

2        OPPENHEIMER CAPITAL APPRECIATION FUND/VA

NOTES TO STATEMENT OF INVESTMENTS March 31, 2017 Unaudited

1. Organization

Oppenheimer Capital Appreciation Fund/VA (the “Fund”), a separate series of Oppenheimer Variable Account Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded. If the official closing price or last sales price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the

3        OPPENHEIMER CAPITAL APPRECIATION FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered are measured using net asset value as a practical expedient, and are not classified in the fair value hierarchy.

The table below categorizes amounts at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$162,926,558	$—	$—	$162,926,558
Consumer Staples	64,108,351	—	—	64,108,351
Energy	18,243,867	—	—	18,243,867
Financials	50,276,441	—	—	50,276,441
Health Care	136,133,399	—	—	136,133,399
Industrials	71,828,249	—	—	71,828,249
Information Technology	316,059,782	—	—	316,059,782
Materials	11,489,542	—	—	11,489,542
Utilities	12,698,054	—	—	12,698,054
Investment Company	4,885,831	—	—	4,885,831

Total Assets	$848,650,074	$—	$—	$848,650,074

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in

4        OPPENHEIMER CAPITAL APPRECIATION FUND/VA

4. Investments and Risks (Continued)

an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), formerly known as Oppenheimer Institutional Money Market Fund, which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$ 697,876,258

Gross unrealized appreciation	$ 157,752,098
Gross unrealized depreciation	(6,978,282)

Net unrealized appreciation	$ 150,773,816

5        OPPENHEIMER CAPITAL APPRECIATION FUND/VA

STATEMENT OF INVESTMENTS March 31, 2017 Unaudited

	Principal Amount	Value
Asset-Backed Securities—15.1%
Auto Loan—10.5%
American Credit Acceptance Receivables Trust:
Series 2014-4,Cl. B, 2.60%, 10/10/17[1]	$34,183	$34,224
Series 2015-1,Cl. B, 2.85%, 2/12/21[1]	284,338	285,339
Series 2015-3,Cl. B, 3.56%, 10/12/21[1]	325,000	328,432
Series 2015-3,Cl. D, 5.86%, 7/12/22[1]	125,000	129,296
AmeriCredit Automobile Receivables Trust:
Series 2013-2,Cl. E, 3.41%, 10/8/20[1]	345,000	347,206
Series 2013-3,Cl. E, 3.74%, 12/8/20[1]	160,000	162,043
Series 2013-4,Cl. D, 3.31%, 10/8/19	50,000	50,662
Series 2014-1,Cl. E, 3.58%, 8/9/21	310,000	315,187
Series 2014-2,Cl. E, 3.37%, 11/8/21	385,000	389,741
Series 2017-1,Cl. D, 3.13%, 1/18/23	200,000	200,105
Capital Auto Receivables Asset Trust:
Series 2014-1,Cl. D, 3.39%, 7/22/19	115,000	116,597
Series 2015-1,Cl. D, 3.16%, 8/20/20	165,000	166,565
Series 2015-4,Cl. D, 3.62%, 5/20/21	260,000	265,732
Series 2016-2,Cl. D, 3.16%, 11/20/23	105,000	105,634
Series 2016-3,Cl. D, 2.65%, 1/20/24	100,000	98,414
CarFinance Capital Auto Trust, Series 2015-1A, Cl. A, 1.75%, 6/15/21[1]	68,969	69,001
CarMax Auto Owner Trust:
Series 2013-2,Cl. D, 2.06%, 11/15/19	45,000	45,042
Series 2015-2,Cl. D, 3.04%, 11/15/21	100,000	100,499
Series 2015-3,Cl. D, 3.27%, 3/15/22	295,000	297,169
Series 2016-1,Cl. D, 3.11%, 8/15/22	185,000	184,820
Series 2016-3,Cl. D, 2.94%, 1/17/23	115,000	113,480
Series 2016-4,Cl. D, 2.91%, 4/17/23	260,000	255,849
Series 2017-1,Cl. D, 3.43%, 7/17/23	230,000	230,145
CPS Auto Receivables Trust, Series 2014-C, Cl. A, 1.31%, 2/15/19[1]	28,877	28,863
Credit Acceptance Auto Loan Trust:
Series 2014-1A,Cl. B, 2.29%, 4/15/22[1]	143,791	143,835
Series 2014-2A,Cl. B, 2.67%, 9/15/22[1]	160,000	160,593
Drive Auto Receivables Trust:
Series 2015-DA,Cl. D, 4.59%, 1/17/23[1]	50,000	51,785
Series 2016-BA,Cl. C, 3.19%, 7/15/22[1]	160,000	162,133
Series 2016-CA,Cl. C, 3.02%, 11/15/21[1]	140,000	141,767
Series 2016-CA,Cl. D, 4.18%, 3/15/24[1]	160,000	163,295
Series 2017-AA,Cl. A1, 0.97%, 2/15/18[1]	246,033	246,034
Series 2017-AA,Cl. C, 2.98%, 1/18/22[1]	75,000	75,535
Series 2017-AA,Cl. D, 4.16%, 5/15/24[1]	210,000	213,345
Series 2017-BA,Cl. A1, 1.20%, 4/16/18[1]	260,000	260,026
Series 2017-BA,Cl. D, 3.72%, 10/17/22[1]	215,000	215,943
DT Auto Owner Trust:
Series 2014-2A,Cl. D, 3.68%, 4/15/21[1]	525,000	530,403
Series 2014-3A,Cl. D, 4.47%, 11/15/21[1]	375,000	382,793
Series 2015-1A,Cl. C, 2.87%, 11/16/20[1]	132,569	133,300
Series 2015-2A,Cl. D, 4.25%, 2/15/22[1]	235,000	239,736
Series 2016-1A,Cl. B, 2.79%, 5/15/20[1]	265,000	266,053
Series 2016-4A,Cl. B, 2.02%, 8/17/20[1]	240,000	239,349
Series 2016-4A,Cl. E, 6.49%, 9/15/23[1]	75,000	77,531
Series 2017-1A,Cl. D, 3.55%, 11/15/22[1]	125,000	125,431
Series 2017-1A,Cl. E, 5.79%, 2/15/24[1]	150,000	150,995
Exeter Automobile Receivables Trust:
Series 2013-2A,Cl. D, 6.81%, 8/17/20[1]	220,000	228,066
Series 2014-1A,Cl. B, 2.42%, 1/15/19[1]	5,807	5,809
Series 2014-1A,Cl. C, 3.57%, 7/15/19[1]	230,000	231,251
Series 2014-2A,Cl. C, 3.26%, 12/16/19[1]	155,000	156,369
Series 2015-1A,Cl. C, 4.10%, 12/15/20[1]	120,000	123,017
First Investors Auto Owner Trust:
Series 2013-3A,Cl. B, 2.32%, 10/15/19[1]	374,298	374,684
Series 2013-3A,Cl. D, 3.67%, 5/15/20[1]	125,000	126,075
Flagship Credit Auto Trust:
Series 2014-1,Cl. D, 4.83%, 6/15/20[1]	20,000	20,529
Series 2014-2,Cl. A, 1.43%, 12/16/19[1]	43,827	43,839
Series 2015-3,Cl. D, 7.12%, 11/15/22[1]	245,000	257,605
Series 2016-1,Cl. C, 6.22%, 6/15/22[1]	345,000	369,463

	Principal Amount	Value
Auto Loan (Continued)
Flagship Credit Auto Trust: (Continued)
Series 2016-4,Cl. A1, 1.47%, 3/16/20[1]	$219,739	$219,534
Ford Credit Floorplan Master Owner Trust A, Series 2016-3, Cl. A1, 1.55%, 7/15/21	365,000	362,737
GM Financial Automobile Leasing Trust:
Series 2015-1,Cl. D, 3.01%, 3/20/20	260,000	262,171
Series 2017-1,Cl. A1, 1.00%, 3/20/18	600,000	599,824
Huntington Auto Trust, Series 2016-1, Cl. A1, 0.85%, 12/15/17	101,320	101,302
Navistar Financial Dealer Note Master Owner Trust II:
Series 2015-1,Cl. B, 2.682%, 6/25/20[1,2]	70,000	70,031
Series 2015-1,Cl. D, 4.132%, 6/25/20[1,2]	25,000	25,017
Series 2016-1,Cl. D, 4.282%, 9/27/21[1,2]	75,000	75,114
Santander Drive Auto Receivables Trust:
Series 2013-4,Cl. E, 4.67%, 1/15/20[1]	360,000	364,437
Series 2013-A,Cl. E, 4.71%, 1/15/21[1]	270,000	275,406
Series 2016-2,Cl. D, 3.39%, 4/15/22	120,000	121,664
Series 2017-1,Cl. A1, 0.95%, 3/15/18	187,682	187,684
Series 2017-1,Cl. D, 3.17%, 4/17/23	160,000	160,446
Series 2017-1,Cl. E, 5.05%, 7/15/24[1]	180,000	181,909
SNAAC Auto Receivables Trust, Series 2014- 1A, Cl. D, 2.88%, 1/15/20[1]	140,000	140,327
TCF Auto Receivables Owner Trust:
Series 2014-1A,Cl. C, 3.12%, 4/15/21[1]	100,000	99,907
Series 2015-1A,Cl. D, 3.53%, 3/15/22[1]	160,000	160,071
United Auto Credit Securitization Trust, Series 2015-1, Cl. D, 2.92%, 6/17/19[1]	181,405	181,813
Westlake Automobile Receivables Trust, Series 2015-2A, Cl. C,
2.45%, 1/15/21[1]	215,000	216,070

		14,042,098
Credit Card—3.8%
American Credit Acceptance Receivables Trust, Series 2017-1, Cl. D, 3.54%, 3/13/23[1]	337,000	334,790
American Express Credit Account Master Trust:
Series 2014-2,Cl. A, 1.26%, 1/15/20	75,000	75,015
Series 2014-3,Cl. A, 1.49%, 4/15/20	305,000	305,334
Series 2014-5,Cl. A, 1.202%, 5/15/20[2]	325,000	325,437
Series 2015-1,Cl. A, 1.202%, 1/15/20[2]	600,000	600,327
Cabela’s Credit Card Master Note Trust:
Series 2013-2A,Cl. A2,
1.562%, 8/16/21[1,2]	100,000	100,657
Series 2016-1,Cl. A1, 1.78%, 6/15/22	320,000	319,449
Capital One Multi-Asset Execution Trust, Series 2014-A5, Cl. A5, 1.48%, 7/15/20	595,000	595,598
Chase Issuance Trust, Series 2016-A6, Cl. A6, 1.10%, 1/15/20	580,000	578,770
Discover Card Execution Note Trust, Series 2014-A5, Cl. A, 1.39%, 4/15/20	535,000	535,297
Evergreen Credit Card Trust, Series 2016-3, Cl. A, 1.412%, 11/16/20[1,2]	455,000	456,933
Synchrony Credit Card Master Note Trust, Series 2012-6, Cl. A,
1.36%, 8/17/20	165,000	165,123
World Financial Network Credit Card Master Trust:
Series 2014-C,Cl. A, 1.60%, 8/16/21	310,000	310,284
Series 2015-C,Cl. A, 1.26%, 3/15/21	225,000	224,999
Series 2016-B,Cl. A, 1.44%, 6/15/22	205,000	204,499

		5,132,512
Equipment—0.3%
FRS I LLC, Series 2013-1A, Cl. A1,
1.80%, 4/15/43[1]	39,737	38,944
John Deere Owner Trust, Series 2017-A, Cl. A1, 0.88%, 3/15/18	300,000	299,990
Trip Rail Master Funding LLC, Series 2014-1A, Cl. A1, 2.863%, 4/15/44[1]	74,937	73,422

		412,356

1       OPPENHEIMER TOTAL RETURN BOND FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Home Equity Loan—0.3%
CWABS Asset-Backed Certificates Trust, Series 2005-14, Cl. 1A1, 1.212%, 4/25/36[2]	$348,992	$347,656
Loans: Other—0.2%
Element Rail Leasing I LLC, Series 2014-1A, Cl. A1, 2.299%, 4/19/44[1]	259,526	253,401
Total Asset-Backed Securities (Cost $20,148,587)		20,188,023
Mortgage-Backed Obligations—44.9%
Government Agency—29.4%
FHLMC/FNMA/FHLB/Sponsored—27.8%
Federal Home Loan Mortgage Corp. Gold Pool:
5.00%, 12/1/34	4,468	4,912
5.50%, 9/1/39	333,957	370,963
6.00%, 5/1/18-10/1/29	466,423	529,132
6.50%, 4/1/18-4/1/34	131,374	146,407
7.00%, 10/1/31-10/1/37	124,869	139,516
9.00%, 8/1/22-5/1/25	8,423	9,103
Federal Home Loan Mortgage Corp. Non Gold Pool, 10.50%, 10/1/20	706	718
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 205,Cl. IO, 51.482%, 9/1/29[3]	5,734	1,279
Series 206,Cl. IO, 0.00%, 12/15/29[3,4]	96,706	27,640
Series 243,Cl. 6, 0.00%, 12/15/32[3,4]	66,417	12,246
Federal Home Loan Mortgage Corp., Mtg.- Linked Amortizing Global Debt Securities, Series 2012-1, Cl. A10, 2.06%, 1/15/22	340,589	343,557
Federal Home Loan Mortgage Corp., Principal- Only Stripped Mtg.-Backed Security, Series 176, Cl. PO, 4.108%, 6/1/26[5]	33,040	30,950
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 151,Cl. F, 9.00%, 5/15/21	2,277	2,462
Series 1674,Cl. Z, 6.75%, 2/15/24	9,308	10,234
Series 2034,Cl. Z, 6.50%, 2/15/28	1,701	1,894
Series 2042,Cl. N, 6.50%, 3/15/28	4,068	4,521
Series 2043,Cl. ZP, 6.50%, 4/15/28	211,981	235,766
Series 2046,Cl. G, 6.50%, 4/15/28	9,546	10,627
Series 2053,Cl. Z, 6.50%, 4/15/28	1,898	2,121
Series 2066,Cl. Z, 6.50%, 6/15/28	198,244	220,696
Series 2195,Cl. LH, 6.50%, 10/15/29	165,773	184,620
Series 2220,Cl. PD, 8.00%, 3/15/30	1,080	1,279
Series 2326,Cl. ZP, 6.50%, 6/15/31	49,592	55,190
Series 2461,Cl. PZ, 6.50%, 6/15/32	184,355	215,384
Series 2470,Cl. LF, 1.912%, 2/15/32[2]	1,497	1,535
Series 2564,Cl. MP, 5.00%, 2/15/18	21,004	21,224
Series 2585,Cl. HJ, 4.50%, 3/15/18	10,661	10,911
Series 2635,Cl. AG, 3.50%, 5/15/32	28,938	29,808
Series 2707,Cl. QE, 4.50%, 11/15/18	7,283	7,407
Series 2770,Cl. TW, 4.50%, 3/15/19	4,586	4,708
Series 3010,Cl. WB, 4.50%, 7/15/20	12,935	13,269
Series 3025,Cl. SJ, 21.405%, 8/15/35[2]	15,824	23,396
Series 3030,Cl. FL, 1.312%, 9/15/35[2]	2,458	2,446
Series 3645,Cl. EH, 3.00%, 12/15/20	40,788	41,287
Series 3741,Cl. PA, 2.15%, 2/15/35	123,001	123,544
Series 3815,Cl. BD, 3.00%, 10/15/20	1,959	1,975
Series 3822,Cl. JA, 5.00%, 6/15/40	4,525	4,725
Series 3840,Cl. CA, 2.00%, 9/15/18	1,480	1,482
Series 3848,Cl. WL, 4.00%, 4/15/40	23,678	24,533
Series 3857,Cl. GL, 3.00%, 5/15/40	5,029	5,143
Series 4221,Cl. HJ, 1.50%, 7/15/23	89,412	88,916
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2074,Cl. S, 99.999%, 7/17/28[3]	1,277	182
Series 2079,Cl. S, 99.999%, 7/17/28[3]	2,298	364
Series 2130,Cl. SC, 99.999%, 3/15/29[3]	77,985	14,009
Series 2526,Cl. SE, 65.30%, 6/15/29[3]	2,697	531
Series 2796,Cl. SD, 99.999%, 7/15/26[3]	145,115	20,874

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 2920,Cl. S, 40.582%, 1/15/35[3]	$555,563	$82,754
Series 2922,Cl. SE, 24.817%, 2/15/35[3]	67,933	10,641
Series 2981,Cl. AS, 9.702%, 5/15/35[3]	89,621	13,932
Series 3004,Cl. SB, 0.00%, 7/15/35[3,4]	25,822	3,142
Series 3397,Cl. GS, 0.00%, 12/15/37[3,4]	12,582	2,283
Series 3424,Cl. EI, 0.00%, 4/15/38[3,4]	11,110	1,216
Series 3450,Cl. BI, 20.932%, 5/15/38[3]	347,570	47,392
Series 3606,Cl. SN, 22.333%, 12/15/39[3]	92,477	13,836
Federal National Mortgage Assn.:
3.00%, 4/1/32[6]	17,905,000	18,356,821
4.00%, 4/1/47[6]	7,585,000	7,956,546
4.50%, 4/1/47[6]	2,435,000	2,611,442
5.00%, 4/1/47[6]	1,830,000	1,999,741
Federal National Mortgage Assn. Pool:
5.00%, 3/1/21-7/1/22	5,675	5,860
5.50%, 2/1/35-5/1/36	139,070	155,824
6.50%, 5/1/17-1/1/34	12,060	13,398
7.00%, 11/1/17-7/1/35	45,280	50,295
7.50%, 1/1/33	3,972	4,729
8.50%, 7/1/32	9,859	10,687
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 221,Cl. 2, 99.999%, 5/25/23[3]	1,928	315
Series 222,Cl. 2, 99.999%, 6/25/23[3]	211,288	30,497
Series 252,Cl. 2, 99.999%, 11/25/23[3]	197,597	32,662
Series 294,Cl. 2, 99.999%, 2/25/28[3]	25,458	6,272
Series 301,Cl. 2, 8.138%, 4/25/29[3]	2,065	504
Series 303,Cl. IO, 39.103%, 11/25/29[3]	44,706	11,415
Series 320,Cl. 2, 37.841%, 4/25/32[3]	172,882	49,309
Series 321,Cl. 2, 0.00%, 4/25/32[3,4]	433,511	99,550
Series 324,Cl. 2, 0.00%, 7/25/32[3,4]	4,539	1,072
Series 331,Cl. 5, 0.862%, 2/25/33[3]	6,412	1,226
Series 331,Cl. 9, 27.213%, 2/25/33[3]	143,733	30,355
Series 334,Cl. 12, 0.00%, 3/25/33[3,4]	10,568	2,377
Series 334,Cl. 17, 22.452%, 2/25/33[3]	90,878	18,510
Series 339,Cl. 12, 0.00%, 6/25/33[3,4]	144,626	29,571
Series 339,Cl. 7, 0.00%, 11/25/33[3,4]	306,661	61,453
Series 343,Cl. 13, 0.00%, 9/25/33[3,4]	153,024	32,642
Series 343,Cl. 18, 0.00%, 5/25/34[3,4]	37,915	9,116
Series 345,Cl. 9, 0.00%, 1/25/34[3,4]	109,184	22,593
Series 351,Cl. 10, 0.00%, 4/25/34[3,4]	48,209	9,829
Series 351,Cl. 8, 0.00%, 4/25/34[3,4]	82,863	16,906
Series 356,Cl. 10, 0.00%, 6/25/35[3,4]	59,359	11,993
Series 356,Cl. 12, 0.00%, 2/25/35[3,4]	28,860	6,512
Series 362,Cl. 13, 0.00%, 8/25/35[3,4]	115,404	23,701
Series 364,Cl. 15, 0.00%, 9/25/35[3,4]	5,992	1,268
Series 364,Cl. 16, 0.00%, 9/25/35[3,4]	126,472	24,362
Series 365,Cl. 16, 0.00%, 3/25/36[3,4]	167,166	34,020
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1993-87,Cl. Z, 6.50%, 6/25/23	147,781	160,544
Series 1998-58,Cl. PC, 6.50%, 10/25/28	117,432	131,397
Series 1998-61,Cl. PL, 6.00%, 11/25/28	60,670	68,714
Series 1999-54,Cl. LH, 6.50%, 11/25/29	95,664	109,668
Series 2001-51,Cl. OD, 6.50%, 10/25/31	6,795	7,463
Series 2001-74,Cl. QE, 6.00%, 12/25/31	142,316	161,670
Series 2003-100,Cl. PA, 5.00%, 10/25/18	57,905	58,870
Series 2003-28,Cl. KG, 5.50%, 4/25/23	444,095	479,952
Series 2003-84,Cl. GE, 4.50%, 9/25/18	2,730	2,771
Series 2004-101,Cl. BG, 5.00%, 1/25/20	175	175
Series 2004-25,Cl. PC, 5.50%, 1/25/34	2,962	3,039
Series 2005-73,Cl. DF, 1.232%, 8/25/35[2]	6,150	6,176
Series 2006-11,Cl. PS, 20.967%, 3/25/36[2]	79,156	115,802
Series 2006-46,Cl. SW, 20.60%, 6/25/36[2]	57,271	76,383

2       OPPENHEIMER TOTAL RETURN BOND FUND/VA

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: (Continued)
Series 2006-50,Cl. KS, 20.601%, 6/25/36[2]	$76,846	$110,678
Series 2008-75,Cl. DB, 4.50%, 9/25/23	20,037	20,337
Series 2009-113,Cl. DB, 3.00%, 12/25/20	66,717	67,338
Series 2009-36,Cl. FA, 1.922%, 6/25/37[2]	58,060	59,367
Series 2009-70,Cl. TL, 4.00%, 8/25/19	25,056	25,284
Series 2010-43,Cl. KG, 3.00%, 1/25/21	21,918	22,183
Series 2011-3,Cl. EL, 3.00%, 5/25/20	108,324	109,272
Series 2011-38,Cl. AH, 2.75%, 5/25/20	1,654	1,663
Series 2011-82,Cl. AD, 4.00%, 8/25/26	43,091	43,820
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2001-61,Cl. SH, 17.434%, 11/18/31[3]	5,767	1,337
Series 2001-63,Cl. SD, 51.512%, 12/18/31[3]	1,957	384
Series 2001-65,Cl. S, 29.33%, 11/25/31[3]	144,693	27,680
Series 2001-68,Cl. SC, 41.38%, 11/25/31[3]	1,338	269
Series 2001-81,Cl. S, 29.498%, 1/25/32[3]	43,815	11,868
Series 2002-28,Cl. SA, 28.021%, 4/25/32[3]	1,262	246
Series 2002-38,Cl. SO, 64.032%, 4/25/32[3]	3,838	693
Series 2002-39,Cl. SD, 50.923%, 3/18/32[3]	2,538	478
Series 2002-47,Cl. NS, 30.131%, 4/25/32[3]	125,599	29,468
Series 2002-48,Cl. S, 35.543%, 7/25/32[3]	2,082	431
Series 2002-51,Cl. S, 28.638%, 8/25/32[3]	115,301	21,232
Series 2002-52,Cl. SD, 73.635%, 9/25/32[3]	178,611	34,584
Series 2002-52,Cl. SL, 28.96%, 9/25/32[3]	1,305	263
Series 2002-53,Cl. SK, 72.377%, 4/25/32[3]	8,842	1,743
Series 2002-56,Cl. SN, 33.775%, 7/25/32[3]	2,839	587
Series 2002-60,Cl. SM, 19.993%, 8/25/32[3]	18,479	3,086
Series 2002-7,Cl. SK, 21.903%, 1/25/32[3]	8,308	1,601
Series 2002-77,Cl. BS, 20.758%, 12/18/32[3]	11,729	2,280
Series 2002-77,Cl. IS, 48.874%, 12/18/32[3]	6,539	1,217
Series 2002-77,Cl. SH, 33.091%, 12/18/32[3]	58,148	11,873
Series 2002-84,Cl. SA, 27.946%, 12/25/32[3]	138,091	27,089
Series 2002-9,Cl. MS, 26.133%, 3/25/32[3]	2,169	431
Series 2002-90,Cl. SN, 20.374%, 8/25/32[3]	9,506	1,587
Series 2002-90,Cl. SY, 25.187%, 9/25/32[3]	6,911	1,291
Series 2003-26,Cl. DI, 45.263%, 4/25/33[3]	6,383	1,478
Series 2003-33,Cl. SP, 32.232%, 5/25/33[3]	142,882	28,127
Series 2003-4,Cl. S, 21.393%, 2/25/33[3]	87,486	19,212
Series 2004-54,Cl. DS, 99.999%, 11/25/30[3]	123,447	20,690
Series 2005-12,Cl. SC, 40.71%, 3/25/35[3]	31,634	5,085

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 2005-14,Cl. SE, 53.076%, 3/25/35[3]	$100,437	$16,151
Series 2005-40,Cl. SA, 99.999%, 5/25/35[3]	285,284	44,190
Series 2005-40,Cl. SB, 79.479%, 5/25/35[3]	12,457	1,828
Series 2005-52,Cl. JH, 47.344%, 5/25/35[3]	77,472	11,330
Series 2005-93,Cl. SI, 11.411%, 10/25/35[3]	203,632	35,004
Series 2008-55,Cl. SA, 0.00%, 7/25/38[3,4]	13,738	1,516
Series 2009-8,Cl. BS, 99.999%, 2/25/24[3]	7,956	280
Series 2011-96,Cl. SA, 13.40%, 10/25/41[3]	57,843	9,470
Series 2012-134,Cl. SA, 8.59%, 12/25/42[3]	167,239	31,968
Series 2012-40,Cl. PI, 4.869%, 4/25/41[3]	134,048	17,858
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Principal-Only Stripped Mtg.-Backed Security, Series 1993-184, Cl. M, 5.195%, 9/25/23[5]	66,715	62,006

		37,242,532
GNMA/Guaranteed—1.6%
Government National Mortgage Assn. I Pool:
7.00%, 12/15/23-3/15/26	6,519	6,968
8.50%, 8/15/17-12/15/17	295	295
Government National Mortgage Assn. II Pool, 4%, 4/1/47[6]	1,940,000	2,049,277
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 2002-15,Cl. SM, 99.999%, 2/16/32[3]	204,076	27,644
Series 2007-17,Cl. AI, 62.347%, 4/16/37[3]	70,059	12,393
Series 2011-52,Cl. HS, 32.00%, 4/16/41[3]	465,991	72,758

		2,169,335
Non-Agency—15.5%
Commercial—7.6%
Asset Securitization Corp., Interest-Only Stripped Mtg.-Backed Security, Series 1997-D4, Cl. PS1, 0.00%, 4/14/29[3,4]	1,208,393	681
Banc of America Funding Trust, Series 2014-R7, Cl. 3A1, 3.089%, 3/26/36[2]	186,868	187,155
BCAP LLC Trust, Series 2011-R11, Cl. 18A5, 2.69%, 9/26/35[1,2]	90,400	90,488
Capital Lease Funding Securitization LP, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 1997-CTL1, Cl. IO, 0.00%, 6/22/24[1,3,4]	285,281	8,001
CD Commercial Mortgage Trust:
Series 2016-CD2,Cl. AM, 3.668%, 11/10/49[2]	150,000	154,133
Series 2017-CD3,Cl. AS, 3.833%, 2/10/50	140,000	145,626
Chase Mortgage Finance Trust, Series 2005-A2, Cl. 1A3, 3.206%, 1/25/36[2]	119,600	113,798
Citigroup Global Markets Mortgage Securities VII, Inc., Interest-Only Stripped Mtg.-Backed Security, Series 1999-C1, Cl. X, 0.00%, 5/18/32[3,4]	653,277	2,682
COMM Mortgage Trust:
Series 2013-CR6,Cl. AM, 3.147%, 3/10/46[1]	245,000	245,665

3      OPPENHEIMER TOTAL RETURN BOND FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Commercial (Continued)
COMM Mortgage Trust: (Continued)
Series 2013-CR7,Cl. D, 4.354%, 3/10/46[1,2]	$390,000	$342,943
Series 2014-CR21,Cl. AM, 3.987%, 12/10/47	715,000	744,950
Series 2014-LC15,Cl. AM, 4.198%, 4/10/47	85,000	89,596
Series 2014-UBS6,Cl. AM, 4.048%, 12/10/47	475,000	493,914
Series 2015-CR23,Cl. AM, 3.801%, 5/10/48	280,000	288,735
COMM Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 2012-CR5, Cl. XA, 25.045%, 12/10/45[3]	2,469,153	158,802
CSMC, Series 2006-6, Cl. 1A4, 6%, 7/25/36	182,829	136,400
Deutsche Bank Commercial Mortgage Trust, Series 2016-C1, Cl. AM, 3.539%, 5/10/49	140,000	141,521
First Horizon Alternative Mortgage Securities Trust:
Series 2004-FA2,Cl. 3A1, 6.00%, 1/25/35	120,416	119,000
Series 2005-FA8,Cl. 1A6, 1.632%, 11/25/35[2]	148,216	98,391
FREMF Mortgage Trust:
Series 2013-K25,Cl. C, 3.619%, 11/25/45[1,2]	90,000	88,346
Series 2013-K26,Cl. C, 3.599%, 12/25/45[1,2]	60,000	58,448
Series 2013-K27,Cl. C, 3.497%, 1/25/46[1,2]	95,000	91,696
Series 2013-K28,Cl. C, 3.494%, 6/25/46[1,2]	285,000	274,685
Series 2013-K502,Cl. C, 2.902%, 3/25/45[1,2]	175,000	174,963
Series 2013-K712,Cl. C, 3.365%, 5/25/45[1,2]	75,000	75,155
Series 2013-K713,Cl. C, 3.166%, 4/25/46[1,2]	115,000	115,382
Series 2014-K715,Cl. C, 4.127%, 2/25/46[1,2]	50,000	50,939
GS Mortgage Securities Trust, Series 2013-GC16, Cl. AS, 4.649%, 11/10/46	45,000	48,647
GSMSC Pass-Through Trust, Series 2009-3R, Cl. 1A2, 6%, 4/25/37[1,2]	326,429	308,767
JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2013-C10,Cl. AS, 3.372%, 12/15/47	315,000	317,790
Series 2013-C16,Cl. AS, 4.517%, 12/15/46	300,000	321,554
Series 2013-LC11,Cl. AS, 3.216%, 4/15/46	40,000	39,996
Series 2014-C20,Cl. AS, 4.043%, 7/15/47	220,000	229,052
JP Morgan Mortgage Trust, Series 2007-A1, Cl. 5A1, 3.42%, 7/25/35[2]	93,745	94,044
JP Morgan Resecuritization Trust, Series 2009- 5, Cl. 1A2, 3.093%, 7/26/36[1,2]	305,369	277,768
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C24,Cl. B, 4.116%, 11/15/47[2]	245,000	251,800
Series 2014-C25,Cl. AS, 4.065%, 11/15/47	490,000	510,750
Series 2014-C26,Cl. AS, 3.80%, 1/15/48	155,000	158,612
JPMDB Commercial Mortgage Securities Trust, Series 2016-C4, Cl. AS, 3.385%, 12/15/49	230,000	228,727
LB Commercial Conduit Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 1998-C1, Cl. IO, 0.00%, 2/18/30[3,4]	130,482	1
Lehman Structured Securities Corp., Series 2002-GE1, Cl. A, 2.514%, 7/26/24[1,2]	41,564	33,462

	Principal Amount	Value
Commercial (Continued)
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2013-C9,Cl. AS, 3.456%, 5/15/46	$225,000	$228,409
Series 2014-C19,Cl. AS, 3.832%, 12/15/47	595,000	610,590
Series 2016-C30,Cl. AS, 3.175%, 9/15/49	375,000	363,295
Morgan Stanley Re-Remic Trust, Series 2012-R3, Cl. 1B, 2.662%, 11/26/36[1,2]	448,426	366,769
Morgan Stanley Resecuritization Trust, Series 2013-R9, Cl. 3A, 2.897%, 6/26/46[1,2]	183,525	183,220
RBSSP Resecuritization Trust, Series 2010-1, Cl. 2A1, 3.055%, 7/26/45[1,2]	21,126	21,607
Wells Fargo Commercial Mortgage Trust:
Series 2015-C29,Cl. AS, 4.013%, 6/15/48[2]	240,000	249,417
Series 2016-C37,Cl. AS, 4.018%, 12/15/49	355,000	370,297
WF-RBS Commercial Mortgage Trust:
Series 2012-C7,Cl. E, 4.836%, 6/15/45[1,2]	120,000	113,699
Series 2013-C14,Cl. AS, 3.488%, 6/15/46	150,000	153,269
Series 2014-C20,Cl. AS, 4.176%, 5/15/47	130,000	137,224
Series 2014-LC14,Cl. AS, 4.351%, 3/15/47[2]	145,000	153,945

		10,264,806
Residential—7.9%
Banc of America Funding Trust:
Series 2007-1,Cl. 1A3, 6.00%, 1/25/37	111,759	99,408
Series 2007-C,Cl. 1A4, 3.177%, 5/20/36[2]	53,047	48,167
Banc of America Mortgage Trust, Series 2007-1, Cl. 1A24, 6%, 3/25/37	79,757	72,607
Bear Stearns ARM Trust:
Series 2005-2,Cl. A1, 3.26%, 3/25/35[2]	158,389	159,772
Series 2005-9,Cl. A1, 2.83%, 10/25/35[2]	162,725	157,316
Series 2006-1,Cl. A1, 2.91%, 2/25/36[2]	206,271	205,475
CHL Mortgage Pass-Through Trust:
Series 2005-17,Cl. 1A8, 5.50%, 9/25/35	16,329	16,266
Series 2005-26,Cl. 1A8, 5.50%, 11/25/35	93,421	86,500
Series 2005-J4,Cl. A7, 5.50%, 11/25/35	12,654	12,699
Citigroup Mortgage Loan Trust, Inc., Series 2006-AR1, Cl. 1A1, 3.21%, 10/25/35[2]	479,006	477,508
Connecticut Avenue Securities:
Series 2014-C01,Cl. M1, 2.582%, 1/25/24[2]	43,639	44,089
Series 2014-C02,Cl. 1M1, 1.932%, 5/25/24[2]	160,337	160,980
Series 2014-C02,Cl. 2M1, 1.932%, 5/25/24[2]	70,160	70,227
Series 2014-C03,Cl. 1M1, 2.182%, 7/25/24[2]	228,024	228,613
Series 2014-C03,Cl. 2M1, 2.182%, 7/25/24[2]	85,269	85,431
Series 2015-C03,Cl. 2M1, 2.482%, 7/25/25[2]	12,855	12,882
Series 2015-C04,Cl. 1M1, 2.582%, 4/25/28[2]	222,655	223,213
Series 2016-C03,Cl. 1M1, 2.982%, 10/25/28[2]	8,967	9,115
Series 2016-C03,Cl. 2M1, 3.182%, 10/25/28[2]	115,715	117,158
Series 2016-C06,Cl. 1M1, 2.282%, 4/25/29[2]	336,782	339,897
Series 2016-C07,Cl. 2M1, 2.282%, 4/25/29[2]	194,769	195,796

4      OPPENHEIMER TOTAL RETURN BOND FUND/VA

	Principal Amount	Value
Residential (Continued)
Connecticut Avenue Securities: (Continued)
Series 2016-C07,Cl. 2M2, 5.332%, 4/25/29[2]	$130,000	$137,538
Series 2017-C01,Cl. 1M2, 4.532%, 7/25/29[2]	350,000	354,665
Series 2017-C02,Cl. 2M1, 2.127%, 9/25/29[2]	320,000	320,502
Series 2017-C02,Cl. 2M2, 4.627%, 9/25/29[2]	330,000	332,953
GSR Mortgage Loan Trust, Series 2005-AR4, Cl. 6A1, 3.217%, 7/25/35[2]	88,138	87,039
HomeBanc Mortgage Trust, Series 2005-3, Cl. A2, 1.292%, 7/25/35[2]	43,116	42,798
MASTR Asset Backed Securities Trust, Series 2006-WMC3, Cl. A3, 1.082%, 8/25/36[2]	49,342	23,921
RALI Trust:
Series 2006-QS13,Cl. 1A8, 6.00%, 9/25/36	833	703
Series 2007-QS6,Cl. A28, 5.75%, 4/25/37	10,308	9,131
Structured Agency Credit Risk Debt Nts.:
Series 2013-DN1,Cl. M1, 4.382%, 7/25/23[2]	177,132	179,674
Series 2014-DN1,Cl. M1, 1.982%, 2/25/24[2]	8,126	8,132
Series 2014-HQ2,Cl. M1, 2.432%, 9/25/24[2]	32,272	32,375
Series 2014-HQ2,Cl. M2, 3.182%, 9/25/24[2]	120,000	123,517
Series 2015-HQA2,Cl. M2, 3.782%, 5/25/28[2]	90,320	93,148
Series 2016-DNA2,Cl. M1, 2.232%, 10/25/28[2]	492,202	493,515
Series 2016-DNA3,Cl. M1, 2.082%, 12/25/28[2]	267,903	268,933
Series 2016-DNA4,Cl. M1, 1.782%, 3/25/29[2]	167,581	167,955
Series 2016-DNA4,Cl. M3, 4.782%, 3/25/29[2]	325,000	336,035
Series 2016-HQA2,Cl. M1, 2.182%, 11/25/28[2]	181,497	182,201
Series 2016-HQA3,Cl. M1, 1.782%, 3/25/29[2]	423,925	424,695
Series 2016-HQA3,Cl. M3, 4.832%, 3/25/29[2]	310,000	321,141
Series 2016-HQA4,Cl. M1, 1.782%, 4/25/29[2]	372,676	373,210
Series 2016-HQA4,Cl. M3, 4.882%, 4/25/29[2]	320,000	329,777
Series 2017-DNA1,Cl. M1, 2.182%, 7/25/29[2]	247,724	248,742
Series 2017-DNA1,Cl. M2, 4.232%, 7/25/29[2]	330,000	329,835
Series 2017-HQA1,Cl. M1, 2.182%, 8/25/29[2]	258,330	259,308
Series 2017-HQA1,Cl. M2, 4.532%, 8/25/29[2]	350,000	350,623
WaMu Mortgage Pass-Through Certificates Trust:
Series 2003-AR10,Cl. A7, 2.839%, 10/25/33[2]	101,853	104,051
Series 2005-AR14,Cl. 1A4, 2.814%, 12/25/35[2]	205,998	199,962
Series 2005-AR16,Cl. 1A1, 2.879%, 12/25/35[2]	88,473	85,569
Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR13,Cl. 1A5, 3.058%, 5/25/35[2]	63,756	64,030
Series 2005-AR15,Cl. 1A2, 2.983%, 9/25/35[2]	109,844	106,538

	Principal Amount	Value
Residential (Continued)
Wells Fargo Mortgage-Backed Securities Trust: (Continued)
Series 2005-AR15,Cl. 1A6, 2.983%, 9/25/35[2]	$43,023	$41,025
Series 2005-AR4,Cl. 2A2, 3.304%, 4/25/35[2]	248,698	249,107
Series 2006-AR10,Cl. 1A1, 3.106%, 7/25/36[2]	69,575	67,170
Series 2006-AR10,Cl. 5A5, 3.093%, 7/25/36[2]	195,791	193,383
Series 2006-AR14,Cl. 1A2, 3.066%, 10/25/36[2]	104,009	97,758
Series 2006-AR2,Cl. 2A3, 3.089%, 3/25/36[2]	86,193	84,777
Series 2006-AR7,Cl. 2A4, 3.101%, 5/25/36[2]	6,462	6,178
Series 2006-AR8,Cl. 2A1, 3.096%, 4/25/36[2]	220,821	221,113
Series 2006-AR8,Cl. 2A4, 3.096%, 4/25/36[2]	96,659	96,786
Series 2007-16,Cl. 1A1, 6.00%, 12/28/37	88,249	92,463
Series 2007-AR3,Cl. A4, 3.595%, 4/25/37[2]	49,231	44,868
Series 2007-AR8,Cl. A1, 3.162%, 11/25/37[2]	144,669	136,843

		10,546,806

Total Mortgage-Backed Obligations (Cost $61,762,967)		60,223,479
U.S. Government Obligations—1.1%
Federal Home Loan Mortgage Corp. Nts., 1.50%, 1/17/20	88,000	87,886
United States Treasury Nts., 1.50%, 5/31/19[7,8]	1,438,000	1,444,094

Total U.S. Government Obligations (Cost $1,530,030)		1,531,980
Corporate Bonds and Notes—47.3%
Consumer Discretionary—7.4%
Automobiles—1.5%
Daimler Finance North America LLC, 8.50% Sr. Unsec. Unsub. Nts., 1/18/31	172,000	260,027
Ford Motor Credit Co. LLC, 3.664% Sr. Unsec. Nts., 9/8/24	420,000	413,682
General Motors Co., 6.25% Sr. Unsec. Nts., 10/2/43	163,000	180,190
General Motors Financial Co., Inc., 3% Sr. Unsec. Nts., 9/25/17	344,000	346,101
Harley-Davidson, Inc., 4.625% Sr. Unsec. Nts., 7/28/45	93,000	94,208
Hyundai Capital America, 1.75% Sr. Unsec. Nts., 9/27/19[1]	347,000	341,171
Nissan Motor Acceptance Corp., 1.55% Sr. Unsec. Nts., 9/13/19[1]	86,000	84,811
ZF North America Capital, Inc., 4.75% Sr. Unsec. Nts., 4/29/25[1]	315,000	327,206

		2,047,396
Diversified Consumer Services—0.2%
Service Corp. International, 5.375% Sr. Unsec. Nts., 5/15/24	311,000	324,715
Hotels, Restaurants & Leisure—0.6%
Aramark Services, Inc., 5% Sr. Unsec. Nts., 4/1/25[1]	163,000	168,196
Marriott International, Inc.: 3.25% Sr. Unsec. Nts., 9/15/22	148,000	149,464
6.375% Sr. Unsec. Nts., 6/15/17	314,000	317,008
Wyndham Worldwide Corp., 4.15% Sr. Unsec. Nts., 4/1/24	227,000	229,300

		863,968

5      OPPENHEIMER TOTAL RETURN BOND FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Household Durables—1.1%
Lennar Corp., 4.75% Sr. Unsec. Nts., 5/30/25	$344,000	$346,580
Newell Brands, Inc.:
5.00% Sr. Unsec. Nts., 11/15/23	346,000	370,925
5.50% Sr. Unsec. Nts., 4/1/46	81,000	92,245
PulteGroup, Inc., 5% Sr. Unsec. Nts., 1/15/27	269,000	270,009
Toll Brothers Finance Corp.:
4.375% Sr. Unsec. Nts., 4/15/23	257,000	261,017
4.875% Sr. Unsec. Nts., 11/15/25	53,000	53,530
Whirlpool Corp., 1.65% Sr. Unsec. Nts., 11/1/17	85,000	85,030

		1,479,336
Internet & Catalog Retail—0.3%
Amazon.com, Inc., 4.95% Sr. Unsec. Nts., 12/5/44	100,000	113,483
QVC, Inc., 4.45% Sr. Sec. Nts., 2/15/25	275,000	267,086

		380,569
Leisure Equipment & Products—0.3%
Mattel, Inc., 1.70% Sr. Unsec. Nts., 3/15/18	371,000	370,452
Media—1.8%
21st Century Fox America, Inc., 4.75% Sr. Unsec. Nts., 11/15/46[1]	142,000	142,851
Charter Communications Operating LLC/ Charter Communications Operating Capital:
5.375% Sr. Sec. Nts., 5/1/47[1,6]	87,000	87,952
6.484% Sr. Sec. Nts., 10/23/45	230,000	266,279
Comcast Cable Communications Holdings, Inc., 9.455% Sr. Unsec. Nts., 11/15/22	242,000	322,869
Historic TW, Inc., 9.15% Debs., 2/1/23	96,000	123,296
Interpublic Group of Cos., Inc. (The), 4.20% Sr. Unsec. Nts., 4/15/24	113,000	116,750
Sky plc:
3.75% Sr. Unsec. Nts., 9/16/24[1]	162,000	163,881
6.10% Sr. Unsec. Nts., 2/15/18[1]	116,000	120,189
Thomson Reuters Corp., 1.65% Sr. Unsec. Nts., 9/29/17	366,000	366,148
Time Warner Cable LLC, 4.50% Sr. Unsec. Unsub. Nts., 9/15/42	176,000	160,429
Viacom, Inc.:
2.25% Sr. Unsec. Nts., 2/4/22	70,000	67,374
3.45% Sr. Unsec. Nts., 10/4/26	84,000	79,878
4.375% Sr. Unsec. Nts., 3/15/43	214,000	186,116
Virgin Media Secured Finance plc,
5.25% Sr. Sec. Nts., 1/15/26[1]	227,000	229,270

		2,433,282
Multiline Retail—0.3%
Dollar Tree, Inc., 5.75% Sr. Sec. Nts., 3/1/23	307,000	328,490
Specialty Retail—0.9%
AutoZone, Inc., 1.625% Sr. Unsec. Nts., 4/21/19	64,000	63,389
Best Buy Co., Inc., 5.50% Sr. Unsec. Nts., 3/15/21	212,000	228,734
L Brands, Inc., 5.625% Sr. Unsec. Nts., 2/15/22	120,000	126,450
Lowe’s Cos., Inc., 3.70% Sr. Unsec. Nts., 4/15/46	156,000	145,160
Ross Stores, Inc., 3.375% Sr. Unsec. Nts., 9/15/24	355,000	355,760
Sally Holdings LLC/Sally Capital, Inc., 5.625% Sr. Unsec. Nts., 12/1/25	170,000	170,637

	Principal Amount	Value
Specialty Retail (Continued)
Signet UK Finance plc, 4.70% Sr. Unsec. Nts., 6/15/24	$101,000	$97,909

		1,188,039
Textiles, Apparel & Luxury Goods—0.4%
Hanesbrands, Inc., 4.875% Sr. Unsec. Nts., 5/15/26[1]	239,000	236,013
Levi Strauss & Co., 5% Sr. Unsec. Nts., 5/1/25	142,000	146,288
PVH Corp., 4.50% Sr. Unsec. Unsub. Nts., 12/15/22	154,000	156,310

		538,611
Consumer Staples—5.2%
Beverages—1.2%
Anheuser-Busch InBev Finance, Inc.:
1.90% Sr. Unsec. Nts., 2/1/19	408,000	408,743
3.65% Sr. Unsec. Nts., 2/1/26	85,000	86,101
4.90% Sr. Unsec. Nts., 2/1/46	82,000	88,888
Anheuser-Busch InBev Worldwide, Inc., 8.20% Sr. Unsec. Unsub. Nts., 1/15/39	230,000	350,558
Molson Coors Brewing Co.:
2.10% Sr. Unsec. Nts., 7/15/21	309,000	302,329
4.20% Sr. Unsec. Nts., 7/15/46	82,000	77,077
Pernod Ricard SA, 4.25% Sr. Unsec. Nts., 7/15/22[1]	252,000	266,490

		1,580,186
Food & Staples Retailing—1.4%
CVS Health Corp., 2.875% Sr. Unsec. Nts., 6/1/26	348,000	332,505
Koninklijke Ahold Delhaize NV, 6.50% Sr. Unsec. Nts., 6/15/17	224,000	225,978
Kroger Co. (The):
2.00% Sr. Unsec. Nts., 1/15/19	15,000	15,034
6.40% Sr. Unsec. Nts., 8/15/17	330,000	335,878
6.90% Sr. Unsec. Nts., 4/15/38	79,000	103,252
Walgreens Boots Alliance, Inc.:
1.75% Sr. Unsec. Nts., 5/30/18	240,000	240,349
3.10% Sr. Unsec. Nts., 6/1/23	385,000	384,950
Wal-Mart Stores, Inc., 4.30% Sr. Unsec. Nts., 4/22/44	183,000	191,552

		1,829,498
Food Products—2.1%
Bunge Ltd. Finance Corp.:
3.20% Sr. Unsec. Nts., 6/15/17	65,000	65,222
3.25% Sr. Unsec. Nts., 8/15/26	216,000	209,159
8.50% Sr. Unsec. Nts., 6/15/19	289,000	327,962
Ingredion, Inc., 1.80% Sr. Unsec. Nts., 9/25/17	374,000	374,221
JM Smucker Co. (The), 1.75% Sr. Unsec. Nts., 3/15/18	288,000	288,373
Kraft Heinz Foods Co.:
2.80% Sr. Unsec. Nts., 7/2/20	321,000	325,536
4.375% Sr. Unsec. Nts., 6/1/46	214,000	200,775
Lamb Weston Holdings, Inc., 4.875% Sr. Unsec. Nts., 11/1/26[1]	184,000	188,140
Mondelez International Holdings
Netherlands BV, 1.625% Sr. Unsec. Nts., 10/28/19[1]	353,000	347,857
Smithfield Foods, Inc., 2.70% Sr. Unsec. Nts., 1/31/20[1]	338,000	338,186
TreeHouse Foods, Inc., 6% Sr. Unsec. Nts., 2/15/24[1]	170,000	178,925

		2,844,356
Tobacco—0.5%
Altria Group, Inc., 3.875% Sr. Unsec. Nts., 9/16/46	216,000	200,671
Imperial Brands Finance plc, 2.05% Sr. Unsec. Nts., 7/20/18[1]	357,000	357,337

6      OPPENHEIMER TOTAL RETURN BOND FUND/VA

	Principal Amount	Value
Tobacco (Continued)
Reynolds American, Inc., 5.85% Sr. Unsec. Nts., 8/15/45	$115,000	$135,653

		693,661
Energy—4.2%
Energy Equipment & Services—0.9%
Halliburton Co., 5% Sr. Unsec. Nts., 11/15/45	92,000	97,000
Helmerich & Payne International Drilling Co., 4.65% Sr. Unsec. Nts., 3/15/25	146,000	152,016
Schlumberger Holdings Corp.: 1.90% Sr. Unsec. Nts., 12/21/17[1]	334,000	334,624
4.00% Sr. Unsec. Nts., 12/21/25[1]	194,000	202,380
Sinopec Group Overseas Development 2014 Ltd., 1.75% Sr. Unsec. Nts., 4/10/17[1]	369,000	369,015

		1,155,035
Oil, Gas & Consumable Fuels—3.3%
Anadarko Petroleum Corp.:
4.50% Sr. Unsec. Nts., 7/15/44	64,000	60,585
6.20% Sr. Unsec. Nts., 3/15/40	64,000	72,486
Apache Corp., 4.75% Sr. Unsec. Nts., 4/15/43	107,000	107,516
Boardwalk Pipelines LP, 4.95% Sr. Unsec. Nts., 12/15/24	176,000	185,620
BP Capital Markets plc, 1.676% Sr. Unsec. Nts., 5/3/19	328,000	326,455
Buckeye Partners LP, 3.95% Sr. Unsec. Nts., 12/1/26	85,000	83,405
Chevron Corp., 1.561% Sr. Unsec. Nts., 5/16/19	352,000	350,920
CNOOC Nexen Finance 2014 ULC, 1.625% Sr. Unsec. Nts., 4/30/17	373,000	373,089
Columbia Pipeline Group, Inc., 4.50% Sr. Unsec. Nts., 6/1/25	168,000	176,289
ConocoPhillips Co.:
4.95% Sr. Unsec. Nts., 3/15/26	42,000	46,696
5.95% Sr. Unsec. Nts., 3/15/46	89,000	110,824
Devon Energy Corp., 4.75% Sr. Unsec. Nts., 5/15/42	106,000	102,437
Energy Transfer Partners LP, 5.30% Sr. Unsec. Nts., 4/15/47	94,000	90,562
EnLink Midstream Partners LP, 4.85% Sr. Unsec. Nts., 7/15/26	87,000	89,929
Enterprise Products Operating LLC:
4.85% Sr. Unsec. Nts., 8/15/42	105,000	106,139
4.90% Sr. Unsec. Nts., 5/15/46	37,000	37,934
EQT Midstream Partners LP, 4.125% Sr. Unsec. Nts., 12/1/26	127,000	126,006
Kinder Morgan, Inc., 5.55% Sr. Unsec. Nts., 6/1/45	276,000	283,973
Noble Energy, Inc., 5.05% Sr. Unsec. Nts., 11/15/44	92,000	94,173
ONEOK Partners LP, 4.90% Sr. Unsec. Nts., 3/15/25	156,000	165,384
Phillips 66 Partners LP, 3.605% Sr. Unsec. Nts., 2/15/25	303,000	295,538
Sabine Pass Liquefaction LLC, 4.20% Sr. Sec. Nts., 3/15/28[1]	166,000	163,614
Shell International Finance BV, 4% Sr. Unsec. Nts., 5/10/46	130,000	125,288
Tesoro Corp., 5.125% Sr. Unsec. Nts., 12/15/26[1]	335,000	353,090
Tesoro Logistics LP/Tesoro Logistics Finance Corp., 5.25% Sr. Unsec. Nts., 1/15/25	242,000	253,495
TransCanada PipeLines Ltd., 1.625% Sr. Unsec. Nts., 11/9/17	324,000	324,048

		4,505,495

	Principal Amount	Value
Financials—12.8%
Capital Markets—2.9%
Apollo Management Holdings LP, 4% Sr. Unsec. Nts., 5/30/24[1]	$258,000	$258,925
Bank of New York Mellon Corp. (The), 3% Sub. Nts., 10/30/28	146,000	139,100
Brookfield Asset Management, Inc., 4% Sr. Unsec. Nts., 1/15/25	332,000	334,742
Credit Suisse AG (New York), 3.625% Sr. Unsec. Nts., 9/9/24	199,000	202,186
Credit Suisse Group Funding Guernsey Ltd., 4.55% Sr. Unsec. Nts., 4/17/26	130,000	134,597
E*TRADE Financial Corp., 5.875% Jr. Sub. Perpetual Bonds[2,9]	358,000	369,724
Goldman Sachs Group, Inc. (The):
3.50% Sr. Unsec. Nts., 11/16/26	208,000	204,042
3.75% Sr. Unsec. Nts., 2/25/26	202,000	203,649
3.85% Sr. Unsec. Nts., 1/26/27	409,000	411,632
Morgan Stanley:
4.375% Sr. Unsec. Nts., 1/22/47	278,000	277,341
5.00% Sub. Nts., 11/24/25	305,000	328,049
MSCI, Inc., 4.75% Sr. Unsec. Nts., 8/1/26[1]	334,000	338,175
Raymond James Financial, Inc., 3.625% Sr. Unsec. Nts., 9/15/26	202,000	199,239
S&P Global, Inc., 2.50% Sr. Unsec. Nts., 8/15/18	226,000	227,847
UBS Group Funding Jersey Ltd., 4.125% Sr. Unsec. Nts., 4/15/26[1]	205,000	208,765
UBS Group Funding Switzerland AG, 4.253% Sr. Unsec. Nts., 3/23/28[1]	135,000	136,935

		3,974,948
Commercial Banks—5.8%
Bank of America Corp.:
3.248% Sr. Unsec. Nts., 10/21/27	294,000	280,447
3.824% Sr. Unsec. Nts., 1/20/28[2]	207,000	207,842
7.75% Jr. Sub. Nts., 5/14/38	236,000	325,089
BB&T Corp., 2.05% Sr. Unsec. Nts., 5/10/21	360,000	354,626
Citizens Bank NA (Providence RI), 2.55% Sr. Unsec. Nts., 5/13/21	281,000	279,648
Credit Agricole SA (London), 4.125% Sr. Unsec. Nts., 1/10/27[1]	356,000	353,831
Danske Bank AS, 2.80% Sr. Unsec. Nts., 3/10/21[1]	202,000	203,800
Fifth Third Bank (Cincinnati OH), 3.85% Sub. Nts., 3/15/26	206,000	208,012
First Republic Bank, 4.375% Sub. Nts., 8/1/46	150,000	144,866
FirstMerit Bank NA (Akron OH), 4.27% Sub. Nts., 11/25/26	362,000	368,221
Glencore Funding LLC, 4% Sr. Unsec. Nts., 4/16/25[1]	193,000	192,395
HSBC Holdings plc, 4.041% Sr. Unsec. Nts., 3/13/28[2]	156,000	157,863
Huntington Bancshares, Inc., 3.15% Sr. Unsec. Nts., 3/14/21	218,000	221,950
ING Bank NV, 2.75% Sr. Unsec. Nts., 3/22/21[1]	270,000	271,418
ING Groep NV, 3.95% Sr. Unsec. Nts., 3/29/27	143,000	143,104
JPMorgan Chase & Co.:
3.782% Sr. Unsec. Nts., 2/1/28[2]	593,000	599,222
4.26% Sr. Unsec. Nts., 2/22/48[2]	135,000	135,106
KeyBank NA (Cleveland OH), 3.40% Sub. Nts., 5/20/26	302,000	294,230
Lloyds Banking Group plc:
3.75% Sr. Unsec. Nts., 1/11/27	383,000	377,238
6.657% Jr. Sub. Perpetual Bonds[1,2,9]	334,000	364,895

7      OPPENHEIMER TOTAL RETURN BOND FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Commercial Banks (Continued)
PNC Bank NA:
2.55% Sr. Unsec. Nts., 12/9/21	$149,000	$148,759
2.625% Sr. Unsec. Nts., 2/17/22	69,000	69,082
Regions Bank (Birmingham AL), 2.25% Sr. Unsec. Nts., 9/14/18	287,000	287,964
Royal Bank of Scotland Group plc, 7.64% Jr. Sub. Perpetual Bonds[2,9]	359,000	336,563
Skandinaviska Enskilda Banken AB, 2.80% Sr. Unsec. Nts., 3/11/22	334,000	335,033
Standard Chartered plc, 2.549% Jr. Sub. Perpetual Bonds[1,2,9]	200,000	167,500
SunTrust Bank (Atlanta GA), 3.30% Sub. Nts., 5/15/26	151,000	146,886
Swedbank AB:
2.65% Sr. Unsec. Nts., 3/10/21[1]	216,000	217,192
2.80% Sr. Unsec. Nts., 3/14/22[1]	134,000	134,308
US Bancorp, 3.10% Sub. Nts., 4/27/26	214,000	210,349
Wells Fargo & Co., 4.75% Sub. Nts., 12/7/46	208,000	213,134
		7,750,573
Consumer Finance—1.6%
Ally Financial, Inc., 4.625% Sr. Unsec. Nts., 3/30/25	320,000	319,600
American Express Credit Corp., 2.70% Sr. Unsec. Nts., 3/3/22	538,000	537,820
Capital One Financial Corp.:
3.20% Sr. Unsec. Nts., 2/5/25	62,000	60,131
3.75% Sr. Unsec. Nts., 3/9/27	342,000	339,206
Discover Financial Services:
3.75% Sr. Unsec. Nts., 3/4/25	186,000	182,761
3.95% Sr. Unsec. Nts., 11/6/24	280,000	280,848
4.10% Sr. Unsec. Nts., 2/9/27	134,000	134,300
Electricite de France SA, 6.50% Sr. Unsec. Nts., 1/26/19[1]	206,000	221,875
Synchrony Financial, 4.50% Sr. Unsec. Nts., 7/23/25	97,000	99,704
		2,176,245
Diversified Financial Services—0.5%
Berkshire Hathaway Energy Co., 2% Sr. Unsec. Nts., 11/15/18	102,000	102,352
Peachtree Corners Funding Trust, 3.976% Sr. Unsec. Nts., 2/15/25[1]	189,000	190,072
Voya Financial, Inc., 5.65% Jr. Sub. Nts., 5/15/53[2]	345,000	351,900
		644,324
Insurance—1.2%
Arch Capital Finance LLC, 4.011% Sr. Unsec. Nts., 12/15/26	208,000	213,676
AXIS Specialty Finance plc, 5.15% Sr. Unsec. Nts., 4/1/45	220,000	224,184
Manulife Financial Corp., 4.061% Sub. Nts., 2/24/32[2]	202,000	202,755
Marsh & McLennan Cos., Inc., 4.35% Sr. Unsec. Nts., 1/30/47	148,000	149,755
MetLife, Inc., 5.25% Jr. Sub. Perpetual Bonds[2,9]	258,000	266,793
Prudential Financial, Inc., 5.20% Jr. Sub. Nts., 3/15/44[2]	253,000	260,084
TIAA Asset Management Finance Co. LLC, 4.125% Sr. Unsec. Nts., 11/1/24[1]	326,000	332,708
		1,649,955
Real Estate Investment Trusts (REITs)—0.8%
American Tower Corp.:
5.05% Sr. Unsec. Unsub. Nts., 9/1/20	149,000	160,440
5.90% Sr. Unsec. Nts., 11/1/21	200,000	223,980
HCP, Inc., 5.625% Sr. Unsec. Nts., 5/1/17	107,000	107,320

	Principal Amount	Value
Real Estate Investment Trusts (REITs) (Continued)
Ventas Realty LP, 1.25% Sr. Unsec. Nts., 4/17/17	$151,000	$151,000
WEA Finance LLC/Westfield UK & Europe Finance plc, 1.75% Sr. Unsec. Nts., 9/15/17[1]	318,000	318,116
Welltower, Inc., 2.25% Sr. Unsec. Nts., 3/15/18	75,000	75,342
		1,036,198
Health Care—2.8%
Biotechnology—0.8%
AbbVie, Inc.:
3.60% Sr. Unsec. Nts., 5/14/25	167,000	167,308
4.70% Sr. Unsec. Nts., 5/14/45	54,000	54,051
Biogen, Inc., 5.20% Sr. Unsec. Nts., 9/15/45	100,000	108,491
Celgene Corp.:
3.875% Sr. Unsec. Nts., 8/15/25	162,000	165,852
5.00% Sr. Unsec. Nts., 8/15/45	39,000	40,966
Shire Acquisitions Investments Ireland DAC:
1.90% Sr. Unsec. Nts., 9/23/19	354,000	351,387
3.20% Sr. Unsec. Nts., 9/23/26	272,000	260,246
		1,148,301
Health Care Equipment & Supplies—0.8%
Abbott Laboratories:
2.35% Sr. Unsec. Nts., 11/22/19	349,000	350,620
4.90% Sr. Unsec. Nts., 11/30/46	141,000	146,767
Baxter International, Inc., 2.60% Sr. Unsec. Nts., 8/15/26	169,000	158,663
Boston Scientific Corp., 3.85% Sr. Unsec. Nts., 5/15/25	260,000	264,408
Medtronic, Inc., 4.625% Sr. Unsec. Nts., 3/15/45	157,000	169,040
		1,089,498
Health Care Providers & Services—0.4%
Fresenius Medical Care US Finance II, Inc., 5.875% Sr. Unsec. Nts., 1/31/22[1]	136,000	147,900
Laboratory Corp. of America Holdings, 3.60% Sr. Unsec. Nts., 2/1/25	204,000	202,048
McKesson Corp., 4.883% Sr. Unsec. Nts., 3/15/44	133,000	137,775
		487,723
Life Sciences Tools & Services—0.3%
Quintiles IMS, Inc., 5% Sr. Unsec. Nts., 10/15/26[1]	127,000	127,794
Thermo Fisher Scientific, Inc.:
4.15% Sr. Unsec. Nts., 2/1/24	121,000	127,141
5.30% Sr. Unsec. Nts., 2/1/44	105,000	119,560
		374,495
Pharmaceuticals—0.5%
Actavis Funding SCS:
3.80% Sr. Unsec. Nts., 3/15/25	220,000	221,940
4.75% Sr. Unsec. Nts., 3/15/45	94,000	94,988
Teva Pharmaceutical Finance Netherlands III BV, 1.70% Sr. Unsec. Nts., 7/19/19	324,000	320,455
		637,383
Industrials—3.9%
Aerospace & Defense—0.8%
BAE Systems Holdings, Inc., 3.85% Sr. Unsec. Nts., 12/15/25[1]	258,000	265,205
Hexcel Corp., 3.95% Sr. Unsec. Nts., 2/15/27	124,000	125,183
L3 Technologies, Inc., 3.85% Sr. Unsec. Nts., 12/15/26	89,000	90,406

8      OPPENHEIMER TOTAL RETURN BOND FUND/VA

	Principal Amount	Value
Aerospace & Defense (Continued)
Northrop Grumman Corp., 4.75% Sr. Unsec. Nts., 6/1/43	$185,000	$200,771
Rockwell Collins, Inc., 4.35% Sr. Unsec. Nts., 4/15/47[6]	122,000	121,776
Textron, Inc.:
3.65% Sr. Unsec. Nts., 3/15/27	83,000	82,585
3.875% Sr. Unsec. Nts., 3/1/25	111,000	113,073
United Technologies Corp., 1.778% Jr. Sub. Nts., 5/4/18[2]	60,000	59,996
		1,058,995
Air Freight & Couriers—0.0%
FedEx Corp., 4.40% Sr. Unsec. Nts., 1/15/47	65,000	63,517
Building Products—0.3%
Johnson Controls International plc:
1.40% Sr. Unsec. Nts., 11/2/17	66,000	65,877
4.50% Sr. Unsec. Nts., 2/15/47	83,000	84,718
Owens Corning, 3.40% Sr. Unsec. Nts., 8/15/26	243,000	235,765
		386,360
Commercial Services & Supplies—0.5%
Pitney Bowes, Inc., 4.625% Sr. Unsec. Nts., 3/15/24	277,000	273,886
Republic Services, Inc., 3.80% Sr. Unsec. Nts., 5/15/18	294,000	300,487
Waste Management, Inc., 4.10% Sr. Unsec. Nts., 3/1/45	85,000	85,554
		659,927
Electrical Equipment—0.2%
Sensata Technologies BV, 4.875% Sr. Unsec. Nts., 10/15/23[1]	347,000	348,950
Industrial Conglomerates—0.2%
Roper Technologies, Inc.:
3.80% Sr. Unsec. Nts., 12/15/26	43,000	43,269
3.85% Sr. Unsec. Nts., 12/15/25	170,000	172,793
		216,062
Machinery—0.4%
Fortive Corp., 1.80% Sr. Unsec. Nts., 6/15/19[1]	360,000	357,882
Wabtec Corp., 3.45% Sr. Unsec. Nts., 11/15/26[1]	144,000	140,300
		498,182
Professional Services—0.3%
Experian Finance plc, 2.375% Sr. Unsec. Nts., 6/15/17[1]	361,000	361,515
Road & Rail—0.7%
Canadian Pacific Railway Co., 4.80% Sr. Unsec. Nts., 9/15/35	68,000	74,045
ERAC USA Finance LLC, 6.375% Sr. Unsec. Nts., 10/15/17[1]	279,000	285,653
Norfolk Southern Corp., 4.65% Sr. Unsec. Nts., 1/15/46	110,000	118,055
Penske Truck Leasing Co. LP/PTL Finance Corp.:
3.40% Sr. Unsec. Nts., 11/15/26[1]	285,000	274,494
3.75% Sr. Unsec. Nts., 5/11/17[1]	195,000	195,448
		947,695
Trading Companies & Distributors—0.5%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.95% Sr. Unsec. Nts., 2/1/22	354,000	363,905
Air Lease Corp.:
3.00% Sr. Unsec. Nts., 9/15/23	148,000	144,816
3.625% Sr. Unsec. Nts., 4/1/27	143,000	139,261
		647,982

	Principal Amount	Value
Information Technology—3.1%
Electronic Equipment, Instruments, & Components—0.2%
CDW LLC/CDW Finance Corp., 5.50% Sr. Unsec. Nts., 12/1/24	$54,000	$56,835
Tech Data Corp., 4.95% Sr. Unsec. Nts., 2/15/27	264,000	266,975
		323,810
Internet Software & Services—0.1%
VeriSign, Inc., 5.25% Sr. Unsec. Nts., 4/1/25	99,000	103,084
IT Services—0.7%
Broadridge Financial Solutions, Inc., 3.40% Sr. Unsec. Nts., 6/27/26	174,000	169,931
Everett Spinco, Inc.:
2.875% Sr. Unsec. Nts., 3/27/20[1]	238,000	240,005
4.75% Sr. Unsec. Nts., 4/15/27[1]	255,000	260,228
Fidelity National Information Services, Inc., 1.45% Sr. Unsec. Nts., 6/5/17	297,000	296,977
		967,141
Semiconductors & Semiconductor Equipment—0.5%
Broadcom Corp./Broadcom Cayman Finance Ltd.:
2.375% Sr. Unsec. Nts., 1/15/20[1]	343,000	343,150
3.875% Sr. Unsec. Nts., 1/15/27[1]	257,000	259,132
Intel Corp., 4.90% Sr. Unsec. Nts., 7/29/45	93,000	104,322
		706,604
Software—1.1%
Autodesk, Inc.:
1.95% Sr. Unsec. Nts., 12/15/17	279,000	279,503
4.375% Sr. Unsec. Nts., 6/15/25	110,000	113,531
Diamond 1 Finance Corp./Diamond 2 Finance Corp.:
3.48% Sr. Sec. Nts., 6/1/19[1]	355,000	364,121
6.02% Sr. Sec. Nts., 6/15/26[1]	218,000	238,521
Open Text Corp., 5.625% Sr. Unsec. Nts., 1/15/23[1]	236,000	246,620
Oracle Corp., 2.40% Sr. Unsec. Nts., 9/15/23	211,000	205,217
		1,447,513
Technology Hardware, Storage & Peripherals—0.5%
Apple, Inc., 4.375% Sr. Unsec. Nts., 5/13/45	198,000	203,287
Hewlett Packard Enterprise Co.:
2.45% Sr. Unsec. Nts., 10/5/17	238,000	238,726
6.35% Sr. Unsec. Nts., 10/15/45	149,000	154,262
		596,275
Materials—3.0%
Chemicals—1.5%
Agrium, Inc.:
3.375% Sr. Unsec. Nts., 3/15/25	151,000	149,266
4.125% Sr. Unsec. Nts., 3/15/35	75,000	72,074
CF Industries, Inc., 4.50% Sr. Sec. Nts., 12/1/26[1]	162,000	164,948
Eastman Chemical Co., 4.65% Sr. Unsec. Nts., 10/15/44	77,000	77,770
Ecolab, Inc., 2% Sr. Unsec. Nts., 1/14/19	338,000	340,407
PolyOne Corp., 5.25% Sr. Unsec. Nts., 3/15/23	344,000	348,300
RPM International, Inc.:
3.45% Sr. Unsec. Unsub. Nts., 11/15/22	285,000	288,953
3.75% Sr. Unsec. Nts., 3/15/27	84,000	84,136
Valspar Corp. (The):
3.30% Sr. Unsec. Nts., 2/1/25	103,000	99,180
3.95% Sr. Unsec. Nts., 1/15/26	152,000	154,266

9      OPPENHEIMER TOTAL RETURN BOND FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Chemicals (Continued)
Yara International ASA, 3.80% Sr. Unsec. Nts., 6/6/26[1]	$215,000	$212,096

		1,991,396
Construction Materials—0.5%
CRH America, Inc., 5.125% Sr. Unsec. Nts., 5/18/45[1]	121,000	132,987
James Hardie International Finance Ltd., 5.875% Sr. Unsec. Nts., 2/15/23[1]	161,000	167,037
LafargeHolcim Finance US LLC, 3.50% Sr. Unsec. Nts., 9/22/26[1]	85,000	82,329
Vulcan Materials Co., 3.90% Sr. Unsec. Nts., 4/1/27	219,000	220,761

		603,114
Containers & Packaging—0.7%
Ball Corp., 5.25% Sr. Unsec. Nts., 7/1/25	15,000	15,937
International Paper Co.:
3.00% Sr. Unsec. Nts., 2/15/27	157,000	147,048
4.80% Sr. Unsec. Nts., 6/15/44	131,000	130,896
Packaging Corp. of America:
3.65% Sr. Unsec. Nts., 9/15/24	94,000	94,953
4.50% Sr. Unsec. Nts., 11/1/23	253,000	270,691
Silgan Holdings, Inc., 4.75% Sr. Unsec. Nts., 3/15/25[1]	270,000	271,688

		931,213
Metals & Mining—0.2%
Goldcorp, Inc., 5.45% Sr. Unsec. Nts., 6/9/44	101,000	107,116
Rio Tinto Finance USA Ltd., 3.75% Sr. Unsec. Nts., 6/15/25	143,000	148,801

		255,917
Paper & Forest Products—0.1%
Louisiana-Pacific Corp., 4.875% Sr. Unsec. Nts., 9/15/24	186,000	187,395
Telecommunication Services—1.8%
Diversified Telecommunication Services—1.8%
AT&T, Inc.:
3.80% Sr. Unsec. Nts., 3/15/22	287,000	297,163
4.35% Sr. Unsec. Nts., 6/15/45	281,000	247,881
British Telecommunications plc, 9.375% Sr. Unsec. Nts., 12/15/30	276,000	415,027
Deutsche Telekom International Finance BV, 3.60% Sr. Unsec. Nts., 1/19/27[1]	166,000	165,594
Telefonica Emisiones SAU:
3.192% Sr. Unsec. Nts., 4/27/18	347,000	351,586
4.103% Sr. Unsec. Nts., 3/8/27	90,000	90,767
5.213% Sr. Unsec. Nts., 3/8/47	150,000	152,939
7.045% Sr. Unsec. Unsub. Nts., 6/20/36	115,000	142,692
Verizon Communications, Inc.:
1.75% Sr. Unsec. Nts., 8/15/21	247,000	236,681
4.125% Sr. Unsec. Nts., 8/15/46	148,000	128,176
4.522% Sr. Unsec. Nts., 9/15/48	186,000	169,976

		2,398,482
Utilities—3.1%
Electric Utilities—2.5%
AEP Texas, Inc., 3.85% Sr. Unsec. Nts., 10/1/25[1]	177,000	183,444
Cleco Corporate Holdings LLC, 3.743% Sr. Sec. Nts., 5/1/26[1]	176,000	174,324
Duke Energy Corp., 3.75% Sr. Unsec. Nts., 9/1/46	165,000	149,327
Edison International, 2.95% Sr. Unsec. Nts., 3/15/23	208,000	208,026
Enel Finance International NV, 6.25% Sr. Unsec. Nts., 9/15/17[1]	333,000	339,710
Exelon Corp., 4.45% Sr. Unsec. Nts., 4/15/46	79,000	78,564

	Principal Amount	Value
Electric Utilities (Continued)
Great Plains Energy, Inc.:
2.50% Sr. Unsec. Nts., 3/9/20	$149,000	$149,895
4.85% Sr. Unsec. Nts., 4/1/47	130,000	133,140
Indiana Michigan Power Co., Series K, 4.55% Sr. Unsec. Nts., 3/15/46	57,000	60,435
ITC Holdings Corp., 5.30% Sr. Unsec. Nts., 7/1/43	90,000	100,478
NextEra Energy Capital Holdings, Inc., 1.586% Sr. Unsec. Nts., 6/1/17	369,000	369,113
Pennsylvania Electric Co., 5.20% Sr. Unsec. Nts., 4/1/20	73,000	77,657
PPL WEM Ltd./Western Power Distribution Ltd., 5.375% Sr. Unsec. Unsub. Nts., 5/1/21[1]	444,000	480,238
Public Service Co. of New Mexico, 7.95% Sr. Unsec. Nts., 5/15/18	307,000	327,187
Southern Power Co., 1.95% Sr. Unsec. Nts., 12/15/19	311,000	308,880
Trans-Allegheny Interstate Line Co., 3.85% Sr. Unsec. Nts., 6/1/25[1]	213,000	218,527

		3,358,945
Multi-Utilities—0.6%
Dominion Resources, Inc.:
1.875% Sr. Unsec. Nts., 1/15/19	154,000	153,883
4.90% Sr. Unsec. Nts., 8/1/41	133,000	140,991
Enable Midstream Partners LP, 4.40% Sr. Unsec. Nts., 3/15/27	45,000	44,748
NiSource Finance Corp., 4.80% Sr. Unsec. Nts., 2/15/44	157,000	165,618
Public Service Enterprise Group, Inc., 1.60% Sr. Unsec. Nts., 11/15/19	295,000	292,022

		797,262

Total Corporate Bonds and Notes (Cost $62,607,822)		63,390,068
Short-Term Notes—13.1%
Banks—1.1%
Mizuho Bank Ltd. (New York), 1.012%, 5/18/17[10,11]	600,000	599,292
Nordea Bank AB, 0.942%, 4/10/17[10,11]	610,000	609,855
Swedbank AB, 0.942%, 5/25/17[11]	260,000	259,633

		1,468,780

Receivables Finance—0.5%
Thunder Bay Funding LLC, 1.043%, 4/25/17[10,11]	610,000	609,612
Telephone Utilities—0.9%
Bell Canada, 1.194%, 5/10/17[10,11]	600,000	599,232
TELUS Corp., 1.143%, 4/28/17[10,11]	600,000	599,430

		1,198,662

Aerospace & Defense—0.5%
Rockwell Collins, Inc., 1.112%, 4/3/17[11]	600,000	599,945
Leasing & Factoring—2.0%
Harley-Davidson Financial Services, Inc., 0.922%, 4/20/17[10,11]	400,000	399,740
Hitachi Capital America Corp., 1.422%, 4/26/17[11]	600,000	599,477
Hyundai Capital America, 1.211%, 4/24/17[10,11]	600,000	599,522
Nissan Motor Acceptance Corp., 0.972%, 5/24/17[10,11]	600,000	598,836
Toyota Motor Credit Corp., 0.942%, 5/8/17[11]	600,000	599,403

		2,796,978

Computers & Peripherals—0.6%
HP, Inc., 1.193%, 4/17/17[11]	260,000	259,901
NetApp, Inc., 1.201%, 4/18/17[10,11]	530,000	529,692

		789,593

Software—0.2%
Thomson Reuters Corp., 1.102%, 4/24/17[11]	260,000	259,805

10      OPPENHEIMER TOTAL RETURN BOND FUND/VA

	Principal Amount	Value
Household Products—0.4%
Clorox Co. (The), 1.141%, 4/20/17[10,11]	$600,000	$599,610
Electric Utilities—1.3%
Commonwealth Edison Co., 1.201%, 4/4/17[10,11]	260,000	259,968
Eversource Energy, 1.09%, 4/13/17[10,11]	600,000	599,762
NextEra Energy Capital Holdings, Inc., 1.121%, 4/10/17[10,11]	260,000	259,918
Sempra Energy Holdings, 1.323%, 5/15/17[10,11]	600,000	599,055

		1,718,703
Electronic Equipment & Instruments—0.8%
Amphenol Corp., 1.231%, 4/6/17[11]	590,000	589,891
Tyco Electronics, 1.13%, 4/3/17[10,11]	600,000	599,945

		1,189,836
Health Care Equipment & Supplies—0.9%
CR Bard, Inc., 1.07%, 4/4/17[11]	600,000	599,928
Medtronic Global Holdings SCA, 1.141%, 4/28/17[10,11]	600,000	599,472

		1,199,400
Household Durables—0.4%
Mohawk Industries, Inc., 1.181%, 4/24/17[10,11]	600,000	599,522
Water Utilities—0.5%
American Water Capital Corp., 1.08%, 4/11/17[10,11]	600,000	599,799
Chemicals—0.7%
Eastman Chemical Co., 1.181%, 4/13/17[10,11]	260,000	259,893

	Principal Amount	Value
Chemicals (Continued)
Ecolab, Inc., 1.10%, 4/5/17[11]	$600,000	$599,908

		859,801
Multi-Utilities—0.5%
Xcel Energy, Inc., 1.141%, 4/10/17[10,11]	600,000	599,812
Commercial Services & Supplies—0.2%
Equifax, Inc., 1.212%, 5/8/17[10,11]	260,000	259,657
Media—0.5%
Omnicom Capital, Inc., 1.201%, 5/8/17[10,11]	400,000	399,473
WPP CP LLC, 1.17%, 4/5/17[11]	260,000	259,960

		659,433
Food Products—0.4%
Tyson Food, Inc., 1.251%, 4/27/17[10,11]	600,000	599,470
Multiline Retail—0.5%
Dollar General Corp., 1.18%, 4/11/17[10,11]	600,000	599,780
Leisure Equipment & Products—0.2%
Mattel, Inc., 1.07%, 4/13/17[11]	330,000	329,864

Total Short-Term Notes (Cost $17,538,636)		17,538,062
Certificate of Deposit—0.4%
DBS Bank Ltd., 0.982%, 5/3/17 (Cost $599,477)	600,000	599,511
	Shares
Investment Company—1.7%
Oppenheimer Institutional Government
Money Market Fund, Cl. E, 0.66%[12,13]
(Cost $2,250,605)	2,250,605	2,250,605
Total Investments, at Value (Cost
$166,438,124)	123.6%	165,721,728

Net Other Assets (Liabilities)	(23.6)	(31,618,907)

Net Assets	100.0%	$134,102,821

Footnotes to Statement of Investments

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $29,452,727 or 21.96% of the Fund’s net assets at period end.

2. Represents the current interest rate for a variable or increasing rate security.

3. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $1,529,218 or 1.14% of the Fund’s net assets at period end.

4. Interest rate is less than 0.0005%.

5. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $92,956 or 0.07% of the Fund’s net assets at period end.

6. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 3 of the accompanying Notes.

7. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $170,720. See Note 5 of the accompanying Notes.

8. All or a portion of the security position has been pledged for collateral in association with forward roll transactions. See Note 3 of the accompanying Notes.

9. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

10. Security issued in an exempt transaction without registration under the Securities Act of 1933. Such securities amount to $12,580,347 or 9.38% of the Fund’s net assets, and have been determined to be liquid pursuant to guidelines adopted by the Board of Trustees.

11.	Current yield as of period end.
12.	Rate shown is the 7-day yield at period end.

13. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

			Shares	Gross	Gross	Shares
			December 31, 2016	Additions	Reductions	March 31, 2017
Oppenheimer Institutional Government Money Market Fund, Cl. E			2,688,938	52,006,571	52,444,904	2,250,605

					Value	Income
Oppenheimer Institutional Government Money Market Fund, Cl. E					$2,250,605	$3,260
Futures Contracts as of March 31, 2017
Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)
United States Treasury Long Bonds	CBT	Sell	6/21/17	20	$3,016,875	$11,190
United States Treasury Nts., 10 yr. CBT	CBT	Buy	6/21/17	1	124,562	45

11       OPPENHEIMER TOTAL RETURN BOND FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

Futures Contracts (Continued)

Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)
United States Treasury Nts., 2 yr.	CBT	Sell	6/30/17	106	$22,944,031	$(14,496)
United States Treasury Nts., 2 yr.	CBT	Buy	6/30/17	80	17,316,250	10,357
United States Treasury Nts., 5 yr.	CBT	Buy	6/30/17	10	1,177,266	5,426
United States Ultra Bonds	CBT	Buy	6/21/17	67	10,761,875	26,723
						$39,245

Centrally Cleared Credit Default Swaps at March 31, 2017

Reference Asset	Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount (000’s	)	Premiums Received/ (Paid)	Value
CDX.HY.28	Sell	5.000%	6/20/22	USD	3,145		$(199,070)	$225,563

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:.

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)	Amount Recoverable*	Reference Asset Rating Range**
Non-Investment Grade Corporate Debt Indexes	$ 3,145,000	$ —	BB

*The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

**The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

Glossary:

Definitions
CDX.HY.28	Markit CDX High Yield Index

Exchange Abbreviations
CBT	Chicago Board of Trade

12       OPPENHEIMER TOTAL RETURN BOND FUND/VA

NOTES TO STATEMENT OF INVESTMENTS March 31, 2017 Unaudited

1. Organization

Oppenheimer Total Return Bond Fund/VA (the “Fund”), formerly Oppenheimer Core Bond Fund/VA, a separate series of Oppenheimer Variable Account Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s main investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded. If the official closing price or last sales price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.
Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security

13       OPPENHEIMER TOTAL RETURN BOND FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

2. Securities Valuation (Continued)

type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

    The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered are measured using net asset value as a practical expedient, and are not classified in the fair value hierarchy.

The table below categorizes amounts at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$20,188,023	$—	$20,188,023
Mortgage-Backed Obligations	—	60,182,016	41,463	60,223,479
U.S. Government Obligations	—	1,531,980	—	1,531,980
Corporate Bonds and Notes	—	63,390,068	—	63,390,068
Short-Term Notes	—	17,538,062	—	17,538,062
Certificate of Deposit	—	599,511	—	599,511
Investment Company	2,250,605	—	—	2,250,605

Total Investments, at Value	2,250,605	163,429,660	41,463	165,721,728
Other Financial Instruments:
Centrally cleared swaps, at value	—	225,563	—	225,563
Futures contracts	53,741	—	—	53,741

Total Assets	$2,304,346	$163,655,223	$41,463	$166,001,032

Liabilities Table
Other Financial Instruments:
Futures contracts	$(14,496)	$—	$—	$(14,496)

Total Liabilities	$(14,496)	$—	$—	$(14,496)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

14      OPPENHEIMER TOTAL RETURN BOND FUND/VA

2. Securities Valuation (Continued)

	Transfers into Level 2*	Transfers out of Level 3*
Assets Table
Investments, at Value:
Mortgage-Backed Obligations	$214,354	$(214,354)

Total Assets	$214,354	$(214,354)

*	Transferred from Level 3 to Level 2 due to the availability of market data for this security.

3. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), formerly known as Oppenheimer Institutional Money Market Fund, which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$34,817,112
Sold securities	1,769,300

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

At period end, the counterparty pledged $23,097 of collateral to the Fund for forward roll transactions.

15      OPPENHEIMER TOTAL RETURN BOND FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

4. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

5. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

16      OPPENHEIMER TOTAL RETURN BOND FUND/VA

5. Use of Derivatives (Continued)

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

During the reporting period, the Fund had an ending monthly average market value of $27,310,215 and $9,574,100 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities in the annual and semiannual reports. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations in the annual and semiannual reports.
Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations in the annual and semiannual reports.

The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

For the reporting period, the Fund had ending monthly average notional amounts of $2,863,225 on credit default swaps to sell protection. Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the

17      OPPENHEIMER TOTAL RETURN BOND FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

5. Use of Derivatives (Continued)

Fund.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

6. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$166,438,892
Federal tax cost of other investments	3,578,872

Total federal tax cost	$170,017,764

Gross unrealized appreciation	$2,669,389
Gross unrealized depreciation	(3,320,815)

Net unrealized depreciation	$(651,426)

18      OPPENHEIMER TOTAL RETURN BOND FUND/VA

STATEMENT OF INVESTMENTS March 31, 2017 Unaudited

	Shares	Value
Common Stocks—96.9%
Consumer Discretionary—15.3%
Automobiles—0.9%
Suzuki Motor Corp.	517,700	$21,554,822
Hotels, Restaurants & Leisure—0.7%
International Game Technology plc	749,411	17,761,041
Internet & Catalog Retail—1.5%
JD.com, Inc., ADR[1]	1,148,186	35,720,066
Leisure Products—0.6%
Nintendo Co. Ltd.	65,700	15,280,931
Media—2.9%
Walt Disney Co. (The)	437,600	49,619,464
Zee Entertainment Enterprises Ltd.	2,508,388	20,686,593
		70,306,057
Specialty Retail—3.5%
Industria de Diseno Textil SA	1,435,668	50,602,840
Tiffany & Co.	384,600	36,652,380
		87,255,220
Textiles, Apparel & Luxury Goods—5.2%
Brunello Cucinelli SpA	358,177	8,520,693
Kering	175,000	45,305,311
LVMH Moet Hennessy Louis Vuitton SE	292,250	64,259,706
Tod’s SpA	117,609	9,202,933
		127,288,643
Consumer Staples—4.9%
Food & Staples Retailing—0.5%
Whole Foods Market, Inc.	390,490	11,605,363
Food Products—1.9%
Unilever plc	963,823	47,572,132
Household Products—2.5%
Colgate-Palmolive Co.	842,290	61,647,205
Energy—0.8%
Energy Equipment & Services—0.8%
TechnipFMC plc[1]	637,880	20,757,520
Financials—21.6%
Capital Markets—7.3%
Credit Suisse Group AG1	951,463	14,132,838
Goldman Sachs Group, Inc. (The)	185,660	42,649,815
S&P Global, Inc.	619,920	81,048,341
UBS Group AG	2,613,418	41,828,013
		179,659,007
Commercial Banks—6.6%
Banco Bilbao Vizcaya Argentaria SA	1,967,915	15,262,189
Citigroup, Inc.	1,157,260	69,227,293
ICICI Bank Ltd., Sponsored ADR	3,767,050	32,396,630
Societe Generale SA	680,639	34,614,851
Sumitomo Mitsui Financial Group, Inc.	306,900	11,189,766
		162,690,729
Insurance—6.0%
Allianz SE	244,087	45,214,223
Dai-ichi Life Holdings, Inc.	1,941,800	35,006,392
FNF Group	580,970	22,622,972
Prudential plc	2,145,387	45,382,373
		148,225,960
Real Estate Management & Development—1.7%
DLF Ltd.[1]	17,937,603	41,059,368
Health Care—14.9%
Biotechnology—6.0%
ACADIA Pharmaceuticals, Inc.[1]	604,070	20,767,927
Biogen, Inc.[1]	92,120	25,187,450
BioMarin Pharmaceutical, Inc.[1]	137,090	12,033,760
Bluebird Bio, Inc.[1]	131,850	11,985,165
Blueprint Medicines Corp.[1]	88,300	3,531,117

	Shares	Value
Biotechnology (Continued)
Circassia Pharmaceuticals plc[1]	4,471,614	$5,980,978
Gilead Sciences, Inc.	334,460	22,716,523
Ionis Pharmaceuticals, Inc.[1]	370,790	14,905,758
MacroGenics, Inc.[1]	453,310	8,431,566
Sage Therapeutics, Inc.[1]	227,930	16,198,985
Vertex Pharmaceuticals, Inc.[1]	47,280	5,170,068
		146,909,297
Health Care Equipment & Supplies—1.4%
Zimmer Biomet Holdings, Inc.	280,900	34,300,699
Health Care Providers & Services—4.7%
Aetna, Inc.	440,980	56,246,999
Anthem, Inc.	283,915	46,953,863
Centene Corp.[1]	174,320	12,422,043
		115,622,905
Pharmaceuticals—2.8%
Bayer AG	279,762	32,248,049
Roche Holding AG	86,322	22,021,206
Shire plc	245,800	14,301,553
		68,570,808
Industrials—12.6%
Aerospace & Defense—2.9%
Airbus SE	936,930	71,299,820
Air Freight & Couriers—1.1%
United Parcel Service, Inc., Cl. B	254,000	27,254,200
Airlines—0.6%
International Consolidated Airlines
Group SA	2,152,390	14,283,645
Building Products—1.4%
Assa Abloy AB, Cl. B	1,711,425	35,121,165
Construction & Engineering—0.4%
FLSmidth & Co. AS	189,185	10,113,850
Electrical Equipment—3.0%
Emerson Electric Co.	207,240	12,405,386
Nidec Corp.	530,900	50,615,279
Prysmian SpA	378,174	9,997,145
		73,017,810
Industrial Conglomerates—2.3%
3M Co.	196,790	37,651,831
Siemens AG	132,726	18,181,498
		55,833,329
Machinery—0.9%
FANUC Corp.	105,300	21,641,752
Information Technology—24.5%
Electronic Equipment, Instruments, & Components—6.4%
Keyence Corp.	126,522	50,749,883
Kyocera Corp.	545,000	30,441,061
Murata Manufacturing Co. Ltd.	448,600	64,000,629
TDK Corp.	210,600	13,377,707
		158,569,280
Internet Software & Services—8.3%
Alphabet, Inc., Cl. A1	76,480	64,839,744
Alphabet, Inc., Cl. C1	79,332	65,810,654
Facebook, Inc., Cl. A1	409,080	58,109,814
Twitter, Inc.[1]	962,590	14,390,720
		203,150,932
IT Services—1.1%
Earthport plc[1]	11,701,573	3,931,614
PayPal Holdings, Inc.[1]	513,550	22,092,921
		26,024,535
Semiconductors & Semiconductor Equipment—2.0%
Maxim Integrated Products, Inc.	1,097,735	49,354,166

1        OPPENHEIMER GLOBAL FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Software—6.7%
Adobe Systems, Inc.[1]	380,983	$49,577,318
Intuit, Inc.	458,050	53,129,219
SAP SE	636,197	62,426,362
		165,132,899
Materials—0.9%
Chemicals—0.9%
Linde AG	132,995	22,137,466
Telecommunication Services—1.4%
Wireless Telecommunication Services—1.4%
KDDI Corp.	1,335,500	35,090,168
Total Common Stocks (Cost $1,172,851,659)		2,381,812,790

	Shares	Value
Preferred Stocks—1.8%
Bayerische Motoren Werke (BMW) AG, Preference	567,551	$44,704,918
Zee Entertainment Enterprises Ltd., 6%
Cum. Non-Cv.	7,925,360	1,154,599
Total Preferred Stocks (Cost $17,963,908)		45,859,517
Investment Company—1.0%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 0.66%[2,3] (Cost $24,204,213)	24,204,213	24,204,213
Total Investments, at Value (Cost $1,215,019,780)	99.7%	2,451,876,520
Net Other Assets (Liabilities)	0.3	6,579,085
Net Assets	100.0%	$2,458,455,605

Footnotes to Statement of Investments

1. Non-income producing security.

2. Rate shown is the 7-day yield at period end.

3. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares December 31, 2016	Gross Additions	Gross Reductions	Shares March 31, 2017
Oppenheimer Institutional Government Money Market Fund, Cl. E	32,806,872	56,264,859	64,867,518	24,204,213

			Value	Income
Oppenheimer Institutional Government Money Market Fund, Cl. E			$24,204,213	$46,507

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings		Value	Percent
United States	$	1,144,744,942	46.7%
Japan		348,948,391	14.2
Germany		224,912,517	9.2
France		215,479,687	8.8
United Kingdom		155,669,302	6.3
India		95,297,190	3.9
Switzerland		77,982,057	3.2
Spain		65,865,029	2.7
China		35,720,066	1.5
Sweden		35,121,165	1.4
Italy		27,720,771	1.1
Ireland		14,301,553	0.6
Denmark		10,113,850	0.4
Total	$	2,451,876,520	100.0%

2        OPPENHEIMER GLOBAL FUND/VA

NOTES TO STATEMENT OF INVESTMENTS March 31, 2017 Unaudited

1. Organization

Oppenheimer Global Fund/VA (the “Fund”), a separate series of Oppenheimer Variable Account Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded. If the official closing price or last sales price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the

3        OPPENHEIMER GLOBAL FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered are measured using net asset value as a practical expedient, and are not classified in the fair value hierarchy.

The table below categorizes amounts at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$139,752,951	$235,413,829	$—	$375,166,780
Consumer Staples	73,252,568	47,572,132	—	120,824,700
Energy	—	20,757,520	—	20,757,520
Financials	247,945,051	283,690,013	—	531,635,064
Health Care	290,851,923	74,551,786	—	365,403,709
Industrials	77,311,417	231,254,154	—	308,565,571
Information Technology	377,304,556	224,927,256	—	602,231,812
Materials	—	22,137,466	—	22,137,466
Telecommunication Services	—	35,090,168	—	35,090,168
Preferred Stocks	1,154,599	44,704,918	—	45,859,517
Investment Company	24,204,213	—	—	24,204,213
Total Assets	$1,231,777,278	$1,220,099,242	$—	$2,451,876,520

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated

4        OPPENHEIMER GLOBAL FUND/VA

4. Investments and Risks (Continued)

in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), formerly known as Oppenheimer Institutional Money Market Fund, which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both,

as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted below. The primary difference between book and tax appreciation or

5        OPPENHEIMER GLOBAL FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

6. Federal Taxes (Continued)

depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$1,229,537,484
Federal tax cost of other investments	300,632

Total federal tax cost	$1,229,838,116

Gross unrealized appreciation	$1,316,331,779
Gross unrealized depreciation	(94,455,272)

Net unrealized appreciation	$1,221,876,507

6        OPPENHEIMER GLOBAL FUND/VA

STATEMENT OF INVESTMENTS March 31, 2017 Unaudited

	Shares	Value
Common Stocks—99.8%
Consumer Discretionary—11.4%
Auto Components—1.2%
Adient plc	25,702	$1,867,764
Delphi Automotive plc	176,220	14,183,948
		16,051,712
Hotels, Restaurants & Leisure—1.6%
McDonald’s Corp.	160,910	20,855,545
Household Durables—1.1%
Whirlpool Corp.	80,050	13,714,967
Media—3.0%
Comcast Corp., Cl. A	1,030,230	38,726,346
Specialty Retail—4.5%
AutoZone, Inc.[1]	38,000	27,475,900
Lowe’s Cos., Inc.	367,130	30,181,757
		57,657,657
Consumer Staples—8.3%
Beverages—2.8%
PepsiCo, Inc.	324,300	36,276,198
Food Products—3.5%
Kraft Heinz Co. (The)	247,220	22,450,048
Mondelez International, Inc., Cl. A	505,250	21,766,170
		44,216,218
Tobacco—2.0%
Philip Morris International, Inc.	228,829	25,834,794
Energy—6.2%
Oil, Gas & Consumable Fuels—6.2%
Magellan Midstream Partners LP2	334,685	25,740,623
Phillips 66	352,729	27,943,192
Suncor Energy, Inc.	855,060	26,293,095
		79,976,910
Financials—20.4%
Capital Markets—5.2%
Bank of New York Mellon Corp. (The)	393,270	18,574,142
CME Group, Inc., Cl. A	149,140	17,717,832
Intercontinental Exchange, Inc.	249,720	14,950,737
S&P Global, Inc.	115,961	15,160,741
		66,403,452
Commercial Banks—5.4%
Citigroup, Inc.	654,328	39,141,901
SunTrust Banks, Inc.	231,740	12,815,222
US Bancorp	339,760	17,497,640
		69,454,763
Consumer Finance—3.0%
American Express Co.	295,130	23,347,734
Discover Financial Services	226,453	15,487,121
		38,834,855
Diversified Financial Services—2.3%
Berkshire Hathaway, Inc., Cl. B1	175,480	29,249,006
Insurance—3.4%
Marsh & McLennan Cos., Inc.	171,200	12,649,968
MetLife, Inc.	316,100	16,696,402
Progressive Corp. (The)	357,810	14,018,996
		43,365,366
Real Estate Investment Trusts (REITs)—1.1%
Mid-America Apartment Communities, Inc.	89,370	9,092,504
Simon Property Group, Inc.	28,890	4,969,946
		14,062,450
Health Care—13.7%
Biotechnology—2.0%
Celgene Corp.[1]	204,570	25,454,645

	Shares	Value
Health Care Equipment & Supplies—2.1%
Boston Scientific Corp.[1]	505,300	$12,566,811
Stryker Corp.	106,770	14,056,270
		26,623,081
Health Care Providers & Services—3.4%
Express Scripts Holding Co.[1]	262,757	17,318,314
UnitedHealth Group, Inc.	160,030	26,246,520
		43,564,834
Health Care Technology—0.9%
Cerner Corp.[1]	201,990	11,887,112
Life Sciences Tools & Services—0.6%
Agilent Technologies, Inc.	152,530	8,064,261
Pharmaceuticals—4.7%
Johnson & Johnson	132,950	16,558,922
Merck & Co., Inc.	465,800	29,596,932
Mylan NV1	275,150	10,728,099
Valeant Pharmaceuticals International, Inc.[1]	259,170	2,858,645
		59,742,598
Industrials—11.7%
Aerospace & Defense—2.7%
Lockheed Martin Corp.	87,430	23,396,268
United Technologies Corp.	105,370	11,823,568
		35,219,836
Commercial Services & Supplies—1.9%
Johnson Controls International plc	306,505	12,909,991
Republic Services, Inc., Cl. A	55,170	3,465,228
Waste Connections, Inc.	90,265	7,963,178
		24,338,397
Industrial Conglomerates—2.7%
General Electric Co.	1,152,940	34,357,612
Machinery—0.7%
Deere & Co.	77,650	8,452,979
Professional Services—1.1%
Nielsen Holdings plc	356,550	14,729,080
Road & Rail—2.6%
Canadian National Railway Co.	180,070	13,312,575
Canadian Pacific Railway Ltd.	132,430	19,456,616
		32,769,191
Information Technology—19.8%
Communications Equipment—1.8%
Cisco Systems, Inc.	698,480	23,608,624
Internet Software & Services—6.4%
Alphabet, Inc., Cl. C1	63,187	52,417,408
Facebook, Inc., Cl. A1	204,430	29,039,281
		81,456,689
IT Services—2.7%
Amdocs Ltd.	336,250	20,507,887
PayPal Holdings, Inc.[1]	331,790	14,273,606
		34,781,493
Semiconductors & Semiconductor Equipment—1.6%
Applied Materials, Inc.	367,200	14,284,080
Maxim Integrated Products, Inc.	142,420	6,403,203
		20,687,283
Technology Hardware, Storage & Peripherals—7.3%
Apple, Inc.	570,856	82,009,173
Western Digital Corp.	136,920	11,300,008
		93,309,181
Materials—3.1%
Chemicals—2.4%
EI du Pont de Nemours & Co.	119,950	9,635,583

1      OPPENHEIMER MAIN STREET FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Chemicals (Continued)
PPG Industries, Inc.	202,700	$21,299,716
		30,935,299
Construction Materials—0.7%
Vulcan Materials Co.	75,860	9,139,613
Telecommunication Services—1.8%
Diversified Telecommunication Services—1.8%
Verizon Communications, Inc.	466,260	22,730,175
Utilities—3.4%
Electric Utilities—2.2%
PG&E Corp.	421,490	27,970,076

	Shares	Value
Multi-Utilities—1.2%
National Grid plc	1,284,450	$16,290,963
Total Common Stocks (Cost $927,276,215)		1,280,793,261
Investment Company—0.5%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 0.66%[3,4] (Cost $5,865,339)	5,865,339	5,865,339
Total Investments, at Value (Cost $933,141,554)	100.3%	1,286,658,600
Net Other Assets (Liabilities)	(0.3)	(3,387,511)
Net Assets	100.0%	$1,283,271,089

Footnotes to Statement of Investments

1. Non-income producing security.

2. Security is a Master Limited Partnership.

3. Rate shown is the 7-day yield at period end.

4. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares December 31, 2016	Gross Additions	Gross Reductions	Shares March 31, 2017
Oppenheimer Institutional Government Money Market Fund, Cl. E	11,146,627	63,036,802	68,318,090	5,865,339

			Value	Income
Oppenheimer Institutional Government Money Market Fund, Cl. E			$ 5,865,339	$ 9,893

2      OPPENHEIMER MAIN STREET FUND/VA

NOTES TO STATEMENT OF INVESTMENTS March 31, 2017 Unaudited

1. Organization

Oppenheimer Main Street Fund/VA (the “Fund”), a separate series of Oppenheimer Variable Account Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded. If the official closing price or last sales price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage- backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would

3      OPPENHEIMER MAIN STREET FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered are measured using net asset value as a practical expedient, and are not classified in the fair value hierarchy.

The table below categorizes amounts at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$147,006,227	$—	$—	$147,006,227
Consumer Staples	106,327,210	—	—	106,327,210
Energy	79,976,910	—	—	79,976,910
Financials	261,369,892	—	—	261,369,892
Health Care	175,336,531	—	—	175,336,531
Industrials	149,867,095	—	—	149,867,095
Information Technology	253,843,270	—	—	253,843,270
Materials	40,074,912	—	—	40,074,912
Telecommunication Services	22,730,175	—	—	22,730,175
Utilities	27,970,076	16,290,963	—	44,261,039
Investment Company	5,865,339	—	—	5,865,339
Total Assets	$1,270,367,637	$16,290,963	$—	$1,286,658,600

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the

4      OPPENHEIMER MAIN STREET FUND/VA

4. Investments and Risks (Continued)

Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), formerly known as Oppenheimer Institutional Money Market Fund, which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

5      OPPENHEIMER MAIN STREET FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

6. Federal Taxes (Continued)

Federal tax cost of securities	$934,574,326

Gross unrealized appreciation	$357,735,050
Gross unrealized depreciation	(5,666,917)

Net unrealized appreciation	$352,068,133

6      OPPENHEIMER MAIN STREET FUND/VA

STATEMENT OF INVESTMENTS March 31, 2017 Unaudited

	Shares		Value
Common Stocks—97.8%
Consumer Discretionary—9.9%
Auto Components—1.5%
Visteon Corp.[1]	159,830	$	15,655,349

Diversified Consumer Services—0.7%
Houghton Mifflin Harcourt Co.[1]	770,310		7,818,647

Hotels, Restaurants & Leisure—2.4%
Sonic Corp.	464,090		11,769,323
Texas Roadhouse, Inc., Cl. A	317,870		14,154,751
			25,924,074

Media—0.6%
Madison Square Garden Co. (The), Cl. A1	33,850		6,760,184

Specialty Retail—4.6%
Burlington Stores, Inc.[1]	111,500		10,847,835
DSW, Inc., Cl. A	529,170		10,943,235
Group 1 Automotive, Inc.	224,010		16,594,661
Sally Beauty Holdings, Inc.[1]	524,900		10,728,956
			49,114,687

Textiles, Apparel & Luxury Goods—0.1%
Canada Goose Holdings, Inc.1	48,720		777,571

Consumer Staples—0.7%
Beverages—0.7%
Boston Beer Co., Inc. (The), Cl. A1	48,090		6,956,218

Energy—4.7%
Energy Equipment & Services—0.6%
RigNet, Inc.[1]	286,580		6,147,141

Oil, Gas & Consumable Fuels—4.1%
Cone Midstream Partners LP2	361,513		8,535,322
HollyFrontier Corp.	386,144		10,943,321
Matador Resources Co.[1]	204,048		4,854,302
Noble Midstream Partners LP2	161,891		8,431,283
Renewable Energy Group, Inc.[1]	1,021,263		10,672,198
			43,436,426

Financials—25.1%
Capital Markets—1.0%
Stifel Financial Corp.[1]	212,200		10,650,318

Commercial Banks—11.1%
Bank of NT Butterfield & Son Ltd. (The)	208,700		6,659,617
BankUnited, Inc.	433,895		16,188,623
Berkshire Hills Bancorp, Inc.	219,480		7,912,254
Chemical Financial Corp.	196,316		10,041,563
Customers Bancorp, Inc.1	219,310		6,914,844
FCB Financial Holdings, Inc., Cl. A1	164,240		8,138,092
IBERIABANK Corp.	201,740		15,957,634
MB Financial, Inc.	458,180		19,619,268
Sterling Bancorp	460,700		10,918,590
Webster Financial Corp.	319,600		15,992,784
			118,343,269

Insurance—1.3%
James River Group Holdings Ltd.	328,470		14,078,224

Real Estate Investment Trusts (REITs)—8.0%
Brandywine Realty Trust	971,600		15,769,068
CYS Investments, Inc.	1,805,980		14,357,541
DiamondRock Hospitality Co.	1,080,080		12,042,892
DuPont Fabros Technology, Inc.	285,650		14,165,384
Four Corners Property Trust, Inc.	674,180		15,391,529
National Storage Affiliates Trust	583,186		13,938,145
			85,664,559

Real Estate Management & Development—0.9%
Realogy Holdings Corp.	324,080		9,654,343

Thrifts & Mortgage Finance—2.8%
Beneficial Bancorp, Inc.	414,180		6,626,880

	Shares		Value
Thrifts & Mortgage Finance (Continued)
OceanFirst Financial Corp.	224,110	$	6,314,299
Oritani Financial Corp.	654,690		11,129,730
WSFS Financial Corp.	114,840		5,276,898
			29,347,807

Health Care—11.8%
Biotechnology—2.5%
ACADIA Pharmaceuticals, Inc.[1]	160,830		5,529,335
Clovis Oncology, Inc.[1]	77,810		4,954,163
Exelixis, Inc.[1]	277,090		6,004,540
Sage Therapeutics, Inc.[1]	63,590		4,519,341
Ultragenyx Pharmaceutical, Inc.[1]	81,670		5,535,593
			26,542,972

Health Care Equipment & Supplies—3.5%
NuVasive, Inc.[1]	219,850		16,418,398
NxStage Medical, Inc.[1]	421,840		11,317,967
Spectranetics Corp. (The)[1]	333,690		9,718,721
			37,455,086

Health Care Providers & Services—2.3%
Addus HomeCare Corp.[1]	110,400		3,532,800
Amedisys, Inc.[1]	218,880		11,182,579
WellCare Health Plans, Inc.[1]	72,331		10,141,530
			24,856,909

Life Sciences Tools & Services—0.8%
VWR Corp.[1]	290,730		8,198,586

Pharmaceuticals—2.7%
Prestige Brands Holdings, Inc.[1]	428,216		23,791,681
TherapeuticsMD, Inc.[1]	759,650		5,469,480
			29,261,161

Industrials—19.5%
Aerospace & Defense—1.2%
Hexcel Corp.	127,070		6,931,668
Wesco Aircraft Holdings, Inc.[1]	526,020		5,996,628
			12,928,296

Airlines—1.3%
Spirit Airlines, Inc.[1]	253,650		13,461,206

Building Products—1.5%
Masonite International Corp.[1]	199,570		15,815,923

Commercial Services & Supplies—4.4%
ABM Industries, Inc.	267,200		11,649,920
ACCO Brands Corp.[1]	1,183,597		15,564,301
Advanced Disposal Services, Inc.[1]	314,200		7,100,920
Matthews International Corp., Cl. A	189,310		12,806,821
			47,121,962

Construction & Engineering—2.0%
Dycom Industries, Inc.1	128,670		11,959,876
KBR, Inc.	608,130		9,140,194
			21,100,070

Electrical Equipment—1.2%
Generac Holdings, Inc.[1]	352,060		13,124,797

Machinery—2.2%
Greenbrier Cos., Inc. (The)	201,520		8,685,512
Manitowoc Co., Inc. (The)[1]	919,850		5,243,145
Rexnord Corp.[1]	417,940		9,646,055
			23,574,712

Professional Services—3.9%
Korn/Ferry International	793,811		24,997,108
On Assignment, Inc.[1]	348,460		16,910,764
			41,907,872

Road & Rail—1.1%
Genesee & Wyoming, Inc., Cl. A1	176,450		11,973,897

1 OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares		Value
Trading Companies & Distributors—0.7%
SiteOne Landscape Supply, Inc.[1]	164,320	$	7,954,731

Information Technology—16.5%
Electronic Equipment, Instruments, & Components—0.7%
Vishay Intertechnology, Inc.	428,950		7,056,228

Internet Software & Services—2.7%
Envestnet, Inc.[1]	151,960		4,908,308
j2 Global, Inc.	199,883		16,772,183
Yelp, Inc., Cl. A1	233,020		7,631,405
			29,311,896

IT Services—3.3%
Black Knight Financial Services, Inc., Cl. A1	198,732		7,611,436
Booz Allen Hamilton Holding Corp., Cl. A	300,870		10,647,789
CACI International, Inc., Cl. A1	146,640		17,200,872
			35,460,097

Semiconductors & Semiconductor Equipment—5.5%
Brooks Automation, Inc.	519,240		11,630,976
Cypress Semiconductor Corp.	546,331		7,517,515
MaxLinear, Inc., Cl. A1	475,100		13,326,555
MKS Instruments, Inc.	227,290		15,626,187
Semtech Corp.[1]	324,660		10,973,508
			59,074,741

Software—4.3%
Guidewire Software, Inc.[1]	174,120		9,808,180
Paylocity Holding Corp.[1]	168,610		6,513,404
Pegasystems, Inc.	247,040		10,832,704
Proofpoint, Inc.[1]	133,400		9,919,624
Zynga, Inc., Cl. A1	3,272,550		9,326,767
			46,400,679

	Shares			Value
Materials—6.1%
Chemicals—0.8%
Ingevity Corp.[1]	146,720	$		8,927,912

Construction Materials—1.1%
Summit Materials, Inc., Cl. A1	479,184			11,840,637

Metals & Mining—2.0%
Century Aluminum Co.[1]	502,900			6,381,801
Kaiser Aluminum Corp.	180,660			14,434,734
				20,816,535

Paper & Forest Products—2.2%
Boise Cascade Co.[1]	379,270			10,126,509
PH Glatfelter Co.	628,730			13,668,590
				23,795,099

Utilities—3.5%
Electric Utilities—1.7%
Portland General Electric Co.	412,240			18,311,701

Gas Utilities—1.0%
Suburban Propane Partners LP2	407,015			10,973,124

Water Utilities—0.8%
American States Water Co.	187,960			8,326,628
Total Common Stocks (Cost $808,415,518)				1,045,902,274

Investment Company—1.8%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 0.66%[3,4] (Cost $18,890,776)	18,890,776			18,890,776
Total Investments, at Value (Cost $827,306,294)	99.6%			1,064,793,050
Net Other Assets (Liabilities)	0.4			4,702,426
Net Assets	100.0%		$	1,069,495,476

Footnotes to Statement of Investments

1. Non-income producing security.

2. Security is a Master Limited Partnership.

3. Rate shown is the 7-day yield at period end.

4. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares December 31, 2016	Gross Additions	Gross Reductions	Shares March 31, 2017
Oppenheimer Institutional Government Money Market Fund, Cl. E	30,101,780	84,470,306	95,681,310	18,890,776

			Value	Income
Oppenheimer Institutional Government Money Market Fund, Cl. E .			$18,890,776	$19,276

2 OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

NOTES TO STATEMENT OF INVESTMENTS March 31, 2017 Unaudited

1. Organization

Oppenheimer Main Street Small Cap Fund/VA (the “Fund”) is a separate series of Oppenheimer Variable Account Funds, a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded. If the official closing price or last sales price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information

3 OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered are measured using net asset value as a practical expedient, and are not classified in the fair value hierarchy.

The table below categorizes amounts at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$106,050,512	$—	$—	$106,050,512
Consumer Staples	6,956,218	—	—	6,956,218
Energy	49,583,567	—	—	49,583,567
Financials	267,738,520	—	—	267,738,520
Health Care	126,314,714	—	—	126,314,714
Industrials	208,963,466	—	—	208,963,466
Information Technology	177,303,641	—	—	177,303,641
Materials	65,380,183	—	—	65,380,183
Utilities	37,611,453	—	—	37,611,453
Investment Company	18,890,776	—	—	18,890,776

Total Assets	$1,064,793,050	$—	$—	$1,064,793,050

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

4 OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

4. Investments and Risks (Continued)

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), formerly known as Oppenheimer Institutional Money Market Fund, which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$829,521,553

Gross unrealized appreciation	$253,571,809
Gross unrealized depreciation	(18,300,312)

Net unrealized appreciation	$235,271,497

5 OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

STATEMENT OF INVESTMENTS March 31, 2017 Unaudited

	Maturity Date*	Final Legal Maturity Date**	Principal Amount	Value
Short-Term Notes/Commercial Paper—3.1%
CA ABAG Finance Authority for Nonprofit Corp., 0.85%[1]	4/7/17	4/7/17	$4,500,000	$4,500,000
New York State Housing Finance Agency, 0.85%[1]	4/7/17	4/7/17	9,200,000	9,200,000
Pima County, AZ Industrial Development Authority, 0.91%[1]	4/7/17	4/7/17	745,000	745,000
Total Short-Term Notes/Commercial Paper (Cost $14,445,000)				14,445,000
U.S. Government Agencies—60.4%
Federal Farm Credit Bank, 0.992%[1]	4/27/17	11/27/17	2,000,000	2,000,611
Federal Home Loan Bank:
0.517%	4/12/17	4/12/17	13,900,000	13,897,805
0.605%[1]	4/10/17	7/10/17	2,000,000	2,000,000
0.612%[1]	4/27/17	7/27/17	2,000,000	1,999,805
0.617%	7/19/17	7/19/17	27,170,000	27,119,407
0.622%	6/2/17	6/2/17	3,000,000	2,996,797
0.625%	10/26/17	10/26/17	2,000,000	1,998,371
0.641%	7/21/17	7/21/17	2,000,000	1,996,060
0.65%	4/5/17	4/5/17	15,000,000	14,998,917
0.65%	4/7/17	4/7/17	11,600,000	11,598,743
0.72%	4/13/17	4/13/17	15,151,000	15,147,364
0.731%	4/28/17	4/28/17	11,300,000	11,293,813
0.735%	4/19/17	4/19/17	12,500,000	12,495,406
0.74%	4/26/17	4/26/17	32,650,000	32,633,238
0.74%	9/22/17	9/22/17	1,000,000	998,958
0.75%	4/21/17	4/21/17	17,322,000	17,314,782
0.75%	4/24/17	4/24/17	4,700,000	4,697,748
0.751%	5/26/17	5/26/17	4,600,000	4,594,729
0.756%	5/12/17	5/12/17	4,400,000	4,396,217
0.756%	5/19/17	5/19/17	22,000,000	21,977,853
0.77%	4/11/17	4/11/17	8,600,000	8,598,161
0.771%	4/17/17	4/17/17	10,000,000	9,996,578
0.771%	5/5/17	5/5/17	3,000,000	2,997,818
0.782%	7/5/17	7/5/17	1,000,000	997,942
0.864%[1]	4/24/17	4/24/17	3,000,000	3,000,000
0.87%[1]	4/5/17	9/5/17	1,135,000	1,135,449
0.904%[1]	4/7/17	12/7/17	3,000,000	3,002,407
0.967%[1]	4/26/17	1/26/18	2,000,000	2,004,302
0.998%[1]	5/9/17	8/9/17	7,000,000	7,006,875
1.032%[1]	5/25/17	8/25/17	2,000,000	2,002,579
Federal Home Loan Mortgage Corp.:
0.75%	7/14/17	7/14/17	1,000,000	1,000,054
1.00%	12/15/17	12/15/17	2,000,000	2,001,424
Freddie Mac, 0.501%	5/16/17	5/16/17	5,000,000	4,996,875
Tennessee Valley Authority, 0.725%	4/4/17	4/4/17	28,200,000	28,198,296
Total U.S. Government Agencies (Cost $283,095,384)				283,095,384
U.S. Government Obligations—0.2%
United States Treasury Nts., 0.625% (Cost $999,432)	8/31/17	8/31/17	1,000,000	999,432

			Shares
Investment Company—2.8%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 0.66%[2,3] (Cost $13,200,000)			13,200,000	13,200,000

			Principal Amount
Repurchase Agreements—33.5%
Repurchase Agreements[4] (Cost $157,000,000)			$157,000,000	157,000,000
Total Investments, at Value (Cost $468,739,816)			100.0%	468,739,816
Net Other Assets (Liabilities)			0.0	162,211
Net Assets			100.0%	$468,902,027

1          OPPENHEIMER GOVERNMENT MONEY FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments

Short-term notes and direct bank obligations are generally traded on a discount basis; the interest rate shown is the discount rate received by the Fund at the time of purchase. Other securities normally bear interest at the rates shown.

* The Maturity Date represents the date used to calculate the Fund’s weighted average maturity as determined under Rule 2a-7.

** If different from the Maturity Date, the Final Legal Maturity Date includes any maturity date extensions which may be affected at the option of the issuer or unconditional payments of principal by the issuer which may be affected at the option of the Fund, and represents the date used to calculate the Fund’s weighted average life as determined under Rule 2a-7.

1. Represents the current interest rate for a variable or increasing rate security.

2. Rate shown is the 7-day yield at period end.

3. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares December 31, 2016	Gross Additions	Gross Reductions	Shares March 31, 2017
Oppenheimer Institutional Government Money Market Fund, Cl. E	—	13,200,000	—	13,200,000

			Value	Income
Oppenheimer Institutional Government Money Market Fund, Cl. E			$13,200,000	$5,755

4. Repurchase agreements:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value[a]	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received[a]
Credit Agricole Corp. & Investment Bank	0.79%	3/31/17	4/7/17	$10,000,000	U.S. Treasury Nts., 2.125%, 1/31/21	$(10,201,593)	$10,000,000	$10,001,562
Credit Agricole Corp. & Investment Bank	0.80	3/31/17	4/3/17	5,000,000	U.S. Treasury Nts., 2.125%, 1/31/21	(5,100,441)	5,000,000	5,000,432
Deutsche Bank Securities, Inc.	0.81	3/31/17	4/3/17	5,000,000	U.S. Treasury Inflation-Protected Securities, 2.125%, 2/15/41 and U.S. Treasury Bills, 0.00%, 5/25/17	(5,100,346)	5,000,000	5,000,340
Deutsche Bank Securities, Inc.	0.80	3/21/17	4/20/17	4,000,000	U.S. Treasury Inflation-Protected Securities, 1.00%, 2/15/46 and U.S. Treasury Bills, 0.00%, 5/25/17	(4,081,210)	4,000,000	4,001,186
Deutsche Bank Securities, Inc.	0.80	3/16/17	4/17/17	4,000,000	U.S. Treasury Bonds, 8.125%-9.00%, 11/15/18-8/15/19	(4,081,643)	4,000,000	4,001,611
Deutsche Bank Securities, Inc.	0.61	3/1/17	4/3/17	5,000,000	U.S. Treasury Bonds, 7.25%, 8/15/22 and U.S. Treasury Inflation-Protected Securities, 0.75%-2.125%, 1/15/26-2/15/42	(5,102,852)	5,000,000	5,002,796
RBC Dominion Securities, Inc.	0.80	3/31/17	4/3/17	35,000,000	U.S. Treasury Nts., 0.625%-2.125%, 6/30/18-2/29/24 and U.S. Treasury Bonds, 3%, 5/15/45-2/15/47 and U.S. Agency Mortgages, 3.00%-4.50%, 4/15/40-3/1/47	(35,702,400)	35,000,000	35,002,353
RBC Dominion Securities, Inc.	0.79	3/28/17	4/4/17	4,000,000	U.S. Treasury Nts., 2.00%, 8/31/21 and U.S. Treasury Bonds, 2.50%-4.50%, 5/15/38-5/15/45 and U.S. Agency Mortgages, 3.00%-4.00%, 11/1/42-3/1/47	(4,080,537)	4,000,000	4,000,527
RBC Dominion Securities, Inc.	0.79	3/29/17	4/5/17	12,000,000	U.S. Treasury Bonds, 2.50%-4.50%, 5/15/38- 2/15/45 and U.S. Agency Mortgages, 3.50%-4.00%, 10/20/43-1/20/47	(12,241,409)	12,000,000	12,001,382
South Street Securities LLC	0.90	3/31/17	4/3/17	50,000,000	U.S. Agency Mortgages, 0.875%-6.825%, 6/1/17-3/1/47	(51,003,856)	50,000,000	50,003,781
TD Securities (USA) LLC	0.77	3/28/17	4/4/17	12,000,000	U.S. Agency Mortgages, 4.00%, 2/1/47	(12,241,571)	12,000,000	12,001,540
TD Securities (USA) LLC	0.80	3/31/17	4/3/17	11,000,000	U.S. Agency Mortgages, 4.00%, 2/1/47	(11,220,749)	11,000,000	11,000,734
						$ (160,158,607)	$ 157,000,000	$ 157,018,244

a. Includes accrued interest.

2          OPPENHEIMER GOVERNMENT MONEY FUND/VA

NOTES TO STATEMENT OF INVESTMENTS March 31, 2017 Unaudited

1. Organization

Oppenheimer Government Money Fund/VA (the “Fund”), a separate series of Oppenheimer Variable Account Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek income consistent with stability of principal. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. If amortized cost is determined not to approximate market value, the fair value of the portfolio securities will be determined under procedures approved by the Fund’s Board of Trustees.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered are measured using net asset value as a practical expedient, and are not classified in the fair value hierarchy.

The table below categorizes amounts at period end based on valuation input level:

3          OPPENHEIMER GOVERNMENT MONEY FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

2. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Short-Term Notes/Commercial
Paper	$—	$14,445,000	$—	$14,445,000
U.S. Government Agencies	—	283,095,384	—	283,095,384
U.S. Government Obligations	—	999,432	—	999,432
Investment Company	13,200,000	—	—	13,200,000
Repurchase Agreements	—	157,000,000	—	157,000,000

Total Assets	$13,200,000	$455,539,816	$—	$468,739,816

3. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), formerly known as Oppenheimer Institutional Money Market Fund, which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

4. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

5. Repurchase Agreements

Repurchase Agreements. In a repurchase transaction, a Fund buys a security and simultaneously sells it back to an approved institution for delivery on an agreed-upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. Approved institutions include U.S. commercial banks, U.S. branches of foreign banks or broker-dealers that have been designated as primary dealers in government securities. They must meet credit requirements set by the investment adviser from time to time. Repurchase agreements must be fully collateralized. However, if the seller fails to pay the repurchase price on the delivery date, a Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. If the default on the part of the seller is due to its bankruptcy, a Fund’s ability to liquidate the collateral may be delayed or limited.

4          OPPENHEIMER GOVERNMENT MONEY FUND/VA

5. Repurchase Agreements (Continued)

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of period end:

Counterparty	Repurchase Agreement Proceeds to be Received [1]	Collateral Received[1]	Net Exposure[2]

Repurchase Agreements
Credit Agricole Corp. & Investment Bank	$10,001,562	$(10,201,593)	$(200,031)
Credit Agricole Corp. & Investment Bank	5,000,432	(5,100,441)	(100,009)
Deutsche Bank Securities, Inc.	4,001,611	(4,081,643)	(80,032)
Deutsche Bank Securities, Inc.	5,002,796	(5,102,852)	(100,056)
Deutsche Bank Securities, Inc.	5,000,340	(5,100,346)	(100,006)
Deutsche Bank Securities, Inc.	4,001,186	(4,081,210)	(80,024)
RBC Dominion Securities, Inc.	35,002,353	(35,702,400)	(700,047)
RBC Dominion Securities, Inc.	12,001,382	(12,241,409)	(240,027)
RBC Dominion Securities, Inc.	4,000,527	(4,080,537)	(80,010)
South Street Securities LLC	50,003,781	(51,003,856)	(1,000,075)
TD Securities (USA) LLC	12,001,540	(12,241,571)	(240,031)
TD Securities (USA) LLC	11,000,734	(11,220,749)	(220,015)

	$157,018,244

1.	Includes accrued interest.
2.	Net exposure represents the net receivable/payable that would be due from the counterparty in the event of default.

5          OPPENHEIMER GOVERNMENT MONEY FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS March 31, 2017 Unaudited

	Principal Amount	Value

Asset-Backed Securities—5.1%

American Credit Acceptance Receivables Trust:
Series 2013-1, Cl. D, 4.94%, 6/15/20[1]	$1,520,000	$1,521,587
Series 2013-2, Cl. D, 5.92%, 8/17/20[1]	1,375,000	1,390,986
Series 2014-2, Cl. D, 4.96%, 5/10/21[1]	720,000	725,579
Series 2014-4, Cl. B, 2.60%, 10/10/17[1]	48,328	48,386
Series 2015-1, Cl. B, 2.85%, 2/12/21[1]	491,129	492,859
Series 2015-3, Cl. B, 3.56%, 10/12/21[1]	525,000	530,544
Series 2015-3, Cl. D, 5.86%, 7/12/22[1]	275,000	284,451
Series 2017-1, Cl. D, 3.54%, 3/13/23[1]	946,000	939,797

American Express Credit Account Master Trust:
Series 2014-2, Cl. A, 1.26%, 1/15/20	130,000	130,027
Series 2014-3, Cl. A, 1.49%, 4/15/20	865,000	865,948
Series 2014-5, Cl. A, 1.202%, 5/15/20[2]	1,080,000	1,081,453
Series 2015-1, Cl. A, 1.202%, 1/15/20[2]	1,710,000	1,710,932

AmeriCredit Automobile Receivables Trust:
Series 2013-2, Cl. E, 3.41%, 10/8/20[1]	1,290,000	1,298,247
Series 2013-3, Cl. D, 3.00%, 7/8/19	440,000	444,064
Series 2013-3, Cl. E, 3.74%, 12/8/20[1]	455,000	460,811
Series 2013-4, Cl. D, 3.31%, 10/8/19	520,000	526,889
Series 2014-1, Cl. C, 2.15%, 3/9/20	655,000	658,333
Series 2014-1, Cl. E, 3.58%, 8/9/21	550,000	559,203
Series 2014-2, Cl. E, 3.37%, 11/8/21	485,000	490,972
Series 2014-3, Cl. D, 3.13%, 10/8/20	1,395,000	1,413,803
Series 2014-4, Cl. D, 3.07%, 11/9/20	305,000	308,537
Series 2017-1, Cl. D, 3.13%, 1/18/23	740,000	740,389

Cabela’s Credit Card Master Note Trust:
Series 2013-2A, Cl. A2, 1.562%, 8/16/21[1,2]	280,000	281,841
Series 2016-1, Cl. A1, 1.78%, 6/15/22	870,000	868,501

Capital Auto Receivables Asset Trust:
Series 2013-1, Cl. D, 2.19%, 9/20/21	220,689	220,805
Series 2014-1, Cl. D, 3.39%, 7/22/19	185,000	187,570
Series 2015-4, Cl. D, 3.62%, 5/20/21	470,000	480,361
Series 2016-2, Cl. D, 3.16%, 11/20/23	265,000	266,599
Series 2016-3, Cl. D, 2.65%, 1/20/24	275,000	270,638

Capital One Multi-Asset Execution Trust, Series 2014-A5, Cl. A5, 1.48%, 7/15/20	1,070,000	1,071,075

CarFinance Capital Auto Trust:
Series 2013-2A, Cl. B, 3.15%, 8/15/19[1]	18,221	18,261
Series 2015-1A, Cl. A, 1.75%, 6/15/21[1]	119,259	119,315

CarMax Auto Owner Trust:
Series 2013-2, Cl. D, 2.06%, 11/15/19	10,000	10,009
Series 2014-2, Cl. D, 2.58%, 11/16/20	450,000	451,244
Series 2015-2, Cl. D, 3.04%, 11/15/21	175,000	175,873
Series 2015-3, Cl. D, 3.27%, 3/15/22	610,000	614,485
Series 2016-1, Cl. D, 3.11%, 8/15/22	465,000	464,548
Series 2016-3, Cl. D, 2.94%, 1/17/23	315,000	310,836
Series 2016-4, Cl. D, 2.91%, 4/17/23	710,000	698,664
Series 2017-1, Cl. D, 3.43%, 7/17/23	630,000	630,398

Chase Issuance Trust, Series 2016-A6, Cl. A6, 1.10%, 1/15/20	1,685,000	1,681,426

CPS Auto Receivables Trust, Series 2014-C, Cl. A, 1.31%, 2/15/19[1]	45,644	45,622

Credit Acceptance Auto Loan Trust, Series 2014-1A, Cl. B, 2.29%, 4/15/22[1]	511,629	511,783

CWABS Asset-Backed Certificates Trust, Series 2005-14, Cl. 1A1, 1.212%, 4/25/36[2]	978,134	974,390

Discover Card Execution Note Trust, Series 2014-A5, Cl. A, 1.39%, 4/15/20	1,470,000	1,470,817

Drive Auto Receivables Trust:
Series 2015-BA, Cl. D, 3.84%, 7/15/21[1]	985,000	1,003,536
Series 2015-CA, Cl. D, 4.20%, 9/15/21[1]	1,715,000	1,746,879
Series 2015-DA, Cl. C, 3.38%, 11/15/21[1]	1,445,000	1,461,339
Series 2015-DA, Cl. D, 4.59%, 1/17/23[1]	135,000	139,821
Series 2016-BA, Cl. C, 3.19%, 7/15/22[1]	440,000	445,866
Series 2016-CA, Cl. C, 3.02%, 11/15/21[1]	395,000	399,985
Series 2016-CA, Cl. D, 4.18%, 3/15/24[1]	430,000	438,854

	Principal Amount	Value

Asset-Backed Securities (Continued)

Drive Auto Receivables Trust: (Continued)
Series 2017-AA, Cl. C, 2.98%, 1/18/22[1]	$950,000	$956,776
Series 2017-AA, Cl. D, 4.16%, 5/15/24[1]	565,000	573,999
Series 2017-BA, Cl. D, 3.72%, 10/17/22[1]	610,000	612,674

DT Auto Owner Trust:
Series 2014-1A, Cl. D, 3.98%, 1/15/21[1]	872,274	880,382
Series 2014-2A, Cl. D, 3.68%, 4/15/21[1]	2,505,000	2,530,780
Series 2014-3A, Cl. D, 4.47%, 11/15/21[1]	2,875,000	2,934,749
Series 2015-1A, Cl. C, 2.87%, 11/16/20[1]	224,631	225,870
Series 2015-1A, Cl. D, 4.26%, 2/15/22[1]	3,020,000	3,086,243
Series 2015-2A, Cl. D, 4.25%, 2/15/22[1]	1,105,000	1,127,267
Series 2015-3A, Cl. D, 4.53%, 10/17/22[1]	2,530,000	2,590,202
Series 2016-1A, Cl. B, 2.79%, 5/15/20[1]	625,000	627,484
Series 2016-4A, Cl. B, 2.02%, 8/17/20[1]	655,000	653,223
Series 2016-4A, Cl. E, 6.49%, 9/15/23[1]	200,000	206,749
Series 2017-1A, Cl. D, 3.55%, 11/15/22[1]	440,000	441,519
Series 2017-1A, Cl. E, 5.79%, 2/15/24[1]	415,000	417,753

Element Rail Leasing I LLC, Series 2014-1A, Cl. A1, 2.299%, 4/19/44[1]	236,710	231,124

Evergreen Credit Card Trust, Series 2016-3, Cl. A, 1.412%, 11/16/20[1,2]	1,210,000	1,215,140

Exeter Automobile Receivables Trust:
Series 2013-2A, Cl. C, 4.35%, 1/15/19[1]	210,591	211,572
Series 2013-2A, Cl. D, 6.81%, 8/17/20[1]	595,000	616,816
Series 2014-1A, Cl. B, 2.42%, 1/15/19[1]	9,342	9,345
Series 2014-1A, Cl. C, 3.57%, 7/15/19[1]	860,000	864,677
Series 2014-2A, Cl. C, 3.26%, 12/16/19[1]	180,000	181,589
Series 2015-1A, Cl. C, 4.10%, 12/15/20[1]	330,000	338,296

First Investors Auto Owner Trust, Series 2013-3A, Cl. D, 3.67%, 5/15/20[1]	1,085,000	1,094,331

Flagship Credit Auto Trust:
Series 2014-1, Cl. D, 4.83%, 6/15/20[1]	70,000	71,850
Series 2014-2, Cl. A, 1.43%, 12/16/19[1]	63,380	63,398
Series 2015-3, Cl. D, 7.12%, 11/15/22[1]	695,000	730,757
Series 2016-1, Cl. C, 6.22%, 6/15/22[1]	980,000	1,049,490
Series 2016-4, Cl. A1, 1.47%, 3/16/20[1]	636,086	635,492

Ford Credit Floorplan Master Owner Trust A, Series 2016-3, Cl. A1, 1.55%, 7/15/21	1,000,000	993,801

GM Financial Automobile Leasing Trust, Series 2015-1, Cl. D, 3.01%, 3/20/20	460,000	463,841

ICE EM CLO:
Series 2007-1A, Cl. B, 3.038%, 8/15/22[1,2]	7,870,000	7,747,708
Series 2007-1A, Cl. C, 4.338%, 8/15/22[1,2]	5,270,000	5,112,806
Series 2007-1A, Cl. D, 6.338%, 8/15/22[1,2]	4,517,946	4,049,133

Navistar Financial Dealer Note Master Owner Trust II:
Series 2015-1, Cl. B, 2.682%, 6/25/20[1,2]	185,000	185,081
Series 2015-1, Cl. D, 4.132%, 6/25/20[1,2]	70,000	70,048
Series 2016-1, Cl. D, 4.282%, 9/27/21[1,2]	205,000	205,311

Santander Drive Auto Receivables Trust:
Series 2013-1, Cl. D, 2.27%, 1/15/19	920,000	922,222
Series 2013-4, Cl. E, 4.67%, 1/15/20[1]	520,000	526,409
Series 2013-A, Cl. E, 4.71%, 1/15/21[1]	405,000	413,110
Series 2015-1, Cl. D, 3.24%, 4/15/21	1,190,000	1,206,537
Series 2015-5, Cl. D, 3.65%, 12/15/21	915,000	933,042
Series 2016-2, Cl. D, 3.39%, 4/15/22	300,000	304,161
Series 2017-1, Cl. D, 3.17%, 4/17/23	440,000	441,226
Series 2017-1, Cl. E, 5.05%, 7/15/24[1]	500,000	505,304

SNAAC Auto Receivables Trust, Series 2014-1A, Cl. D, 2.88%, 1/15/20[1]	905,000	907,113

Synchrony Credit Card Master Note Trust, Series 2012-6, Cl. A, 1.36%, 8/17/20	470,000	470,349

TCF Auto Receivables Owner Trust, Series 2015-1A, Cl. D, 3.53%, 3/15/22[1]	285,000	285,127

1        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Asset-Backed Securities (Continued)

Trip Rail Master Funding LLC, Series
2014-1A, Cl. A1, 2.863%, 4/15/44[1]	$116,153	$113,804

United Auto Credit Securitization Trust,
Series 2015-1, Cl. D, 2.92%, 6/17/19[1]	310,404	311,103

Westlake Automobile Receivables Trust,
Series 2015-2A, Cl. C, 2.45%, 1/15/21[1]	365,000	366,816

World Financial Network Credit Card Master Trust:
Series 2014-C, Cl. A, 1.60%, 8/16/21	875,000	875,801
Series 2015-C, Cl. A, 1.26%, 3/15/21	635,000	634,996
Series 2016-B, Cl. A, 1.44%, 6/15/22	560,000	558,631

Total Asset-Backed Securities (Cost $87,849,563)		87,868,165

Mortgage-Backed Obligations—16.7%

Government Agency—6.4%

FHLMC/FNMA/FHLB/Sponsored—6.1%

Federal Home Loan Mortgage Corp. Gold Pool:
5.00%, 9/1/33	295,453	324,721
5.50%, 9/1/39	363,526	403,808
6.00%, 5/1/18-11/1/21	58,565	65,995
6.50%, 3/1/18-8/1/32	297,009	324,517
7.00%, 10/1/31-10/1/37	64,933	72,820
7.50%, 1/1/32	271,412	327,263

Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 192,Cl. IO, 82.237%, 2/1/28[3]	6,356	1,225
Series 205,Cl. IO, 37.834%, 9/1/29[3]	35,424	7,901
Series 243,Cl. 6, 0.852%, 12/15/32[3]	80,649	14,871

Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1360,Cl. PZ, 7.50%, 9/15/22	264,491	292,015
Series 151,Cl. F, 9.00%, 5/15/21	3,415	3,693
Series 1674,Cl. Z, 6.75%, 2/15/24	125,656	138,154
Series 1897,Cl. K, 7.00%, 9/15/26	498,109	562,660
Series 2043,Cl. ZP, 6.50%, 4/15/28	188,427	209,570
Series 2106,Cl. FG, 1.362%, 12/15/28[2]	329,933	330,825
Series 2122,Cl. F, 1.362%, 2/15/29[2]	8,686	8,710
Series 2148,Cl. ZA, 6.00%, 4/15/29	182,205	203,760
Series 2195,Cl. LH, 6.50%, 10/15/29	132,530	147,598
Series 2326,Cl. ZP, 6.50%, 6/15/31	19,074	21,227
Series 2344,Cl. FP, 1.862%, 8/15/31[2]	82,997	85,402
Series 2368,Cl. PR, 6.50%, 10/15/31	61,681	67,805
Series 2412,Cl. GF, 1.862%, 2/15/32[2]	119,876	123,326
Series 2449,Cl. FL, 1.462%, 1/15/32[2]	91,395	92,775
Series 2451,Cl. FD, 1.912%, 3/15/32[2]	46,064	47,490
Series 2453,Cl. BD, 6.00%, 5/15/17	247	249
Series 2461,Cl. PZ, 6.50%, 6/15/32	222,068	259,445
Series 2464,Cl. FI, 1.912%, 2/15/32[2]	41,430	42,469
Series 2470,Cl. AF, 1.912%, 3/15/32[2]	79,035	81,482
Series 2470,Cl. LF, 1.912%, 2/15/32[2]	42,398	43,461
Series 2477,Cl. FZ, 1.462%, 6/15/31[2]	180,087	181,246
Series 2517,Cl. GF, 1.912%, 2/15/32[2]	36,863	37,787
Series 2635,Cl. AG, 3.50%, 5/15/32	56,013	57,696
Series 2668,Cl. AZ, 4.00%, 9/15/18	10,348	10,619
Series 2676,Cl. KY, 5.00%, 9/15/23	639,394	682,070
Series 2707,Cl. QE, 4.50%, 11/15/18	47,342	48,145
Series 2770,Cl. TW, 4.50%, 3/15/19	6,879	7,061
Series 3025,Cl. SJ, 21.405%, 8/15/35[2]	105,770	156,382
Series 3741,Cl. PA, 2.15%, 2/15/35	303,403	304,743
Series 3815,Cl. BD, 3.00%, 10/15/20	6,123	6,172
Series 3840,Cl. CA, 2.00%, 9/15/18	4,687	4,693
Series 3848,Cl. WL, 4.00%, 4/15/40	173,940	180,224
Series 3857,Cl. GL, 3.00%, 5/15/40	7,544	7,714
Series 3917,Cl. BA, 4.00%, 6/15/38	92,326	94,963
Series 4221,Cl. HJ, 1.50%, 7/15/23	230,807	229,528

Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2074,Cl. S, 99.999%, 7/17/28[3]	9,794	1,397
Series 2079,Cl. S, 99.999%, 7/17/28[3]	17,279	2,734
Series 2136,Cl. SG, 34.694%, 3/15/29[3]	468,658	83,179

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)

Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 2399,Cl. SG, 99.999%, 12/15/26[3]	$265,640	$44,021
Series 2437,Cl. SB, 44.958%, 4/15/32[3]	819,713	168,827
Series 2526,Cl. SE, 50.153%, 6/15/29[3]	16,566	3,261
Series 2682,Cl. TQ, 99.999%, 10/15/33[3]	173,117	36,178
Series 2795,Cl. SH, 99.999%, 3/15/24[3]	346,572	31,749
Series 2920,Cl. S, 53.361%, 1/15/35[3]	181,053	26,969
Series 2922,Cl. SE, 24.59%, 2/15/35[3]	31,468	4,929
Series 2981,Cl. AS, 10.329%, 5/15/35[3]	297,684	46,276
Series 2981,Cl. BS, 99.999%, 5/15/35[3]	364,876	61,887
Series 3397,Cl. GS, 0.00%, 12/15/37[3,4]	116,963	21,228
Series 3424,Cl. EI, 0.00%, 4/15/38[3,4]	43,012	4,709
Series 3450,Cl. BI, 22.432%, 5/15/38[3]	206,794	28,197
Series 3606,Cl. SN, 22.913%, 12/15/39[3]	63,007	9,427
Series 3659,Cl. IE, 34.594%, 3/15/19[3]	119,819	3,795
Series 3685,Cl. EI, 0.00%, 3/15/19[3,4]	49,203	880

Federal National Mortgage Assn.:
3.00%, 4/1/32[5]	50,200,000	51,466,763
4.00%, 4/1/47[5]	21,740,000	22,804,919
4.50%, 4/1/47[5]	6,815,000	7,308,821
5.00%, 4/1/47[5]	4,380,000	4,786,265

Federal National Mortgage Assn. Pool:
5.00%, 2/1/18-7/1/33	526,321	562,596
5.50%, 4/1/21-5/1/36	203,120	224,610
6.00%, 1/1/19	1,158	1,163
6.50%, 4/1/17-1/1/34	546,808	625,926
7.00%, 11/1/17-6/1/34	690,182	799,154
7.50%, 2/1/27-3/1/33	888,331	1,055,930
8.50%, 7/1/32	1,444	1,565

Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 214,Cl. 2, 99.999%, 3/25/23[3]	97,173	14,325
Series 221,Cl. 2, 99.999%, 5/25/23[3]	11,550	1,889
Series 254,Cl. 2, 99.999%, 1/25/24[3]	199,135	35,381
Series 301,Cl. 2, 7.339%, 4/25/29[3]	37,830	9,224
Series 313,Cl. 2, 99.999%, 6/25/31[3]	401,264	109,119
Series 319,Cl. 2, 0.212%, 2/25/32[3]	182,325	44,146
Series 321,Cl. 2, 8.133%, 4/25/32[3]	52,738	12,110
Series 324,Cl. 2, 0.00%, 7/25/32[3,4]	55,409	13,083
Series 328,Cl. 2, 0.00%, 12/25/32[3,4]	108,813	24,502
Series 331,Cl. 5, 3.27%, 2/25/33[3]	209,754	40,118
Series 332,Cl. 2, 0.00%, 3/25/33[3,4]	857,886	192,970
Series 334,Cl. 12, 0.00%, 3/25/33[3,4]	169,772	38,190
Series 339,Cl. 15, 0.689%, 10/25/33[3]	500,402	108,293
Series 345,Cl. 9, 0.00%, 1/25/34[3,4]	152,870	31,633
Series 351,Cl. 10, 0.00%, 4/25/34[3,4]	94,649	19,297
Series 351,Cl. 8, 0.00%, 4/25/34[3,4]	168,857	34,450
Series 356,Cl. 10, 0.00%, 6/25/35[3,4]	121,403	24,530
Series 356,Cl. 12, 0.00%, 2/25/35[3,4]	59,163	13,350
Series 362,Cl. 13, 0.00%, 8/25/35[3,4]	79,761	16,381

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1999-54,Cl. LH, 6.50%, 11/25/29	115,187	132,049
Series 2001-80,Cl. ZB, 6.00%, 1/25/32	101,897	114,518
Series 2002-29,Cl. F, 1.982%, 4/25/32[2]	46,078	47,267
Series 2002-64,Cl. FJ, 1.982%, 4/25/32[2]	14,189	14,555
Series 2002-68,Cl. FH, 1.478%, 10/18/32[2]	32,497	32,653
Series 2002-84,Cl. FB, 1.982%, 12/25/32[2]	205,875	210,943
Series 2002-90,Cl. FH, 1.482%, 9/25/32[2]	115,187	115,669
Series 2003-100,Cl. PA, 5.00%, 10/25/18	64,376	65,449
Series 2003-11,Cl. FA, 1.982%, 9/25/32[2]	205,879	210,948
Series 2003-112,Cl. AN, 4.00%, 11/25/18	22,571	22,832

2        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: (Continued)
Series 2003-116,Cl. FA, 1.382%, 11/25/33[2]	$21,543	$21,565
Series 2003-84,Cl. GE, 4.50%, 9/25/18	9,099	9,236
Series 2004-101,Cl. BG, 5.00%, 1/25/20	161	161
Series 2004-25,Cl. PC, 5.50%, 1/25/34	28,138	28,872
Series 2005-109,Cl. AH, 5.50%, 12/25/25	851,552	908,214
Series 2005-31,Cl. PB, 5.50%, 4/25/35	560,000	633,213
Series 2005-71,Cl. DB, 4.50%, 8/25/25	122,238	127,815
Series 2006-11,Cl. PS, 20.967%, 3/25/36[2]	91,693	134,144
Series 2006-46,Cl. SW, 20.60%, 6/25/36[2]	150,971	201,350
Series 2008-75,Cl. DB, 4.50%, 9/25/23	33,394	33,896
Series 2009-113,Cl. DB, 3.00%, 12/25/20	99,840	100,770
Series 2009-36,Cl. FA, 1.922%, 6/25/37[2]	39,681	40,575
Series 2009-70,Cl. TL, 4.00%, 8/25/19	102,354	103,285
Series 2010-43,Cl. KG, 3.00%, 1/25/21	57,245	57,937
Series 2011-122,Cl. EC, 1.50%, 1/25/20	62,934	62,840
Series 2011-15,Cl. DA, 4.00%, 3/25/41	91,438	94,284
Series 2011-3,Cl. EL, 3.00%, 5/25/20	162,106	163,523
Series 2011-3,Cl. KA, 5.00%, 4/25/40	192,313	206,821
Series 2011-38,Cl. AH, 2.75%, 5/25/20	4,724	4,753
Series 2011-6,Cl. BA, 2.75%, 6/25/20	71,965	72,641
Series 2011-69,Cl. EA, 3.00%, 11/25/29	22,987	23,032
Series 2011-82,Cl. AD, 4.00%, 8/25/26	115,580	117,535
Series 2012-20,Cl. FD, 1.382%, 3/25/42[2]	251,664	250,539

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2001-61,Cl. SH, 31.262%, 11/18/31[3]	52,984	12,280
Series 2001-63,Cl. SD, 55.418%, 12/18/31[3]	14,052	2,756
Series 2001-68,Cl. SC, 35.502%, 11/25/31[3]	9,586	1,927
Series 2001-81,Cl. S, 38.483%, 1/25/32[3]	11,920	3,229
Series 2002-28,Cl. SA, 24.127%, 4/25/32[3]	8,019	1,564
Series 2002-38,Cl. SO, 49.40%, 4/25/32[3]	54,026	9,754
Series 2002-48,Cl. S, 34.074%, 7/25/32[3]	12,573	2,602
Series 2002-52,Cl. SL, 23.842%, 9/25/32[3]	8,057	1,626
Series 2002-56,Cl. SN, 35.654%, 7/25/32[3]	17,276	3,575
Series 2002-77,Cl. IS, 45.362%, 12/18/32[3]	92,045	17,129
Series 2002-77,Cl. SH, 40.176%, 12/18/32[3]	16,698	3,409
Series 2002-9,Cl. MS, 24.275%, 3/25/32[3]	15,239	3,031
Series 2003-13,Cl. IO, 32.267%, 3/25/33[3]	162,300	26,323
Series 2003-26,Cl. DI, 28.661%, 4/25/33[3]	129,443	29,980
Series 2003-33,Cl. SP, 33.454%, 5/25/33[3]	93,109	18,329
Series 2003-38,Cl. SA, 99.999%, 3/25/23[3]	3,935	20
Series 2003-4,Cl. S, 18.744%, 2/25/33[3]	26,148	5,742
Series 2004-56,Cl. SE, 6.63%, 10/25/33[3]	436,775	86,177
Series 2005-12,Cl. SC, 37.108%, 3/25/35[3]	14,656	2,356

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 2005-14,Cl. SE, 61.154%, 3/25/35[3]	$543,672	$87,424
Series 2005-40,Cl. SA, 59.934%, 5/25/35[3]	464,632	71,970
Series 2005-40,Cl. SB, 99.999%, 5/25/35[3]	711,749	104,460
Series 2005-52,Cl. JH, 43.523%, 5/25/35[3]	287,918	42,106
Series 2005-63,Cl. SA, 40.625%, 10/25/31[3]	25,347	4,494
Series 2006-90,Cl. SX, 99.999%, 9/25/36[3]	512,305	75,097
Series 2007-88,Cl. XI, 2.85%, 6/25/37[3]	553,709	97,113
Series 2008-55,Cl. SA, 0.00%, 7/25/38[3,4]	42,015	4,638
Series 2009-8,Cl. BS, 53.587%, 2/25/24[3]	7,871	277
Series 2010-95,Cl. DI, 57.241%, 11/25/20[3]	183,639	7,327
Series 2011-96,Cl. SA, 13.197%, 10/25/41[3]	148,317	24,282
Series 2012-134,Cl. SA, 8.268%, 12/25/42[3]	595,371	113,807
Series 2012-40,Cl. PI, 3.39%, 4/25/41[3]	1,072,386	142,867

Federal National Mortgage Assn., Stripped Mtg.-Backed Security, Series 302, Cl. 2, 6%, 5/1/29	3	—

		102,686,181

GNMA/Guaranteed—0.3%

Government National Mortgage Assn. I Pool:
7.00%, 4/15/28-7/15/28	58,126	64,440
7.50%, 2/15/27	4,422	4,541
8.00%, 5/15/26	9,108	9,194

Government National Mortgage Assn. II Pool:
2.25%, 11/20/25[2]	2,584	2,662
4.00%, 4/1/47[5]	4,910,000	5,186,571

Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 2007-17,Cl. AI, 49.972%, 4/16/37[3]	249,964	44,216
Series 2011-52,Cl. HS, 28.514%, 4/16/41[3]	424,147	66,225

		5,377,849

Non-Agency—10.3%

Commercial—3.5%

Banc of America Funding Trust, Series 2014-R7, Cl. 3A1, 3.089%, 3/26/36[2]	76,824	76,941

BCAP LLC Trust:
Series 2011-R11,Cl. 18A5, 2.69%, 9/26/35[1,2]	98,694	98,790
Series 2012-RR2,Cl. 6A3, 3.226%, 9/26/35[1,2]	75,562	75,534
Series 2012-RR6,Cl. RR6, 2.054%, 11/26/36[1]	173,692	172,374

CD Commercial Mortgage Trust:
Series 2016-CD2,Cl. AM, 3.668%, 11/10/49[2]	365,000	375,058
Series 2017-CD3,Cl. AS, 3.833%, 2/10/50	530,000	551,297

Chase Mortgage Finance Trust, Series 2005- A2, Cl. 1A3, 3.206%, 1/25/36[2]	16,583	15,779

COMM Mortgage Trust:
Series 2013-CR6,Cl. AM, 3.147%, 3/10/46[1]	960,000	962,605
Series 2013-CR7,Cl. D, 4.354%, 3/10/46[1,2]	3,270,000	2,875,446

3        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Commercial (Continued)

COMM Mortgage Trust: (Continued)
Series 2014-CR21,Cl. AM, 3.987%, 12/10/47	$25,000	$26,047
Series 2014-LC15,Cl. AM, 4.198%, 4/10/47	230,000	242,436
Series 2014-UBS6,Cl. AM, 4.048%, 12/10/47	1,600,000	1,663,709
Series 2015-CR23,Cl. AM, 3.801%, 5/10/48	1,100,000	1,134,317

COMM Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 2012-CR5, Cl. XA,
24.18%, 12/10/45[2,3]	3,112,524	200,180

Deutsche Alt-B Securities, Inc. Mortgage Loan
Trust, Series 2006-AB2, Cl. A1, 5.666%, 6/25/36[2]	61,009	50,766

Deutsche Bank Commercial Mortgage Trust,
Series 2016-C1, Cl. AM, 3.539%, 5/10/49	600,000	606,518

Deutsche Mortgage Securities, Inc., Series
2013-RS1, Cl. 1A2, 1.198%, 7/22/36[1,2]	5,060,144	4,551,502

FREMF Mortgage Trust:
Series 2012-K20,Cl. C, 3.87%, 5/25/45[1,2]	4,165,000	4,090,960
Series 2013-K25,Cl. C, 3.619%, 11/25/45[1,2]	135,000	132,519
Series 2013-K26,Cl. C, 3.599%, 12/25/45[1,2]	95,000	92,543
Series 2013-K27,Cl. C, 3.497%, 1/25/46[1,2]	1,460,000	1,409,227
Series 2013-K28,Cl. C, 3.494%, 6/25/46[1,2]	2,330,000	2,245,673
Series 2013-K29,Cl. C, 3.481%, 5/25/46[1,2]	2,300,000	2,213,837
Series 2013-K502,Cl. C, 2.902%, 3/25/45[1,2]	220,000	219,954
Series 2013-K712,Cl. C, 3.365%, 5/25/45[1,2]	265,000	265,548
Series 2013-K713,Cl. C, 3.166%, 4/25/46[1,2]	535,000	536,778
Series 2014-K41,Cl. B, 3.832%, 11/25/47[1,2]	2,365,000	2,396,369
Series 2014-K714,Cl. C, 3.849%, 1/25/47[1,2]	400,000	405,060
Series 2015-K44,Cl. B, 3.685%, 1/25/48[1,2]	2,310,000	2,284,283
Series 2015-K45,Cl. B, 3.591%, 4/25/48[1,2]	4,646,000	4,524,916
Series 2015-K721,Cl. B, 3.565%, 11/25/47[1,2]	1,380,000	1,382,246
Series 2017-K62,Cl. B, 3.875%, 1/25/27[1,2]	2,050,000	1,939,028
Series 2017-K724,Cl. B, 3.504%, 11/25/23[1,2]	1,535,000	1,455,619

GS Mortgage Securities Trust, Series 2013- GC16, Cl. AS, 4.649%, 11/10/46	160,000	172,966

JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2013-C10,Cl. AS, 3.372%, 12/15/47	855,000	862,574
Series 2013-C16,Cl. AS, 4.517%, 12/15/46	820,000	878,913
Series 2013-LC11,Cl. AS, 3.216%, 4/15/46	110,000	109,990
Series 2014-C20,Cl. AS, 4.043%, 7/15/47	630,000	655,921

JP Morgan Mortgage Trust, Series 2007-A1, Cl. 5A1, 3.42%, 7/25/35[2]	76,409	76,652

JP Morgan Resecuritization Trust, Series 2009- 5, Cl. 1A2, 3.093%, 7/26/36[1,2]	3,865,691	3,516,293

	Principal Amount	Value

Commercial (Continued)

JPMBB Commercial Mortgage Securities Trust:
Series 2014-C24,Cl. B, 4.116%, 11/15/47[2]	$680,000	$698,873
Series 2014-C25,Cl. AS, 4.065%, 11/15/47	2,245,000	2,340,068
Series 2014-C26,Cl. AS, 3.80%, 1/15/48	1,250,000	1,279,126

JPMDB Commercial Mortgage Securities Trust,
Series 2016-C4, Cl. AS, 3.385%, 12/15/49	610,000	606,625

Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2013-C9,Cl. AS, 3.456%, 5/15/46	570,000	578,637
Series 2014-C14,Cl. B, 4.64%, 2/15/47[2]	240,000	255,608
Series 2016-C30,Cl. AS, 3.175%, 9/15/49	1,020,000	988,163

Morgan Stanley Re-Remic Trust, Series 2012-
R3, Cl. 1A, 2.662%, 11/26/36[1,2]	16,788	16,642

Morgan Stanley Resecuritization Trust, Series
2013-R9, Cl. 3A, 2.897%, 6/26/46[1,2]	161,818	161,549

Structured Adjustable Rate Mortgage Loan
Trust, Series 2004-10, Cl. 2A, 3.24%, 8/25/34[2]	3,163,101	3,162,465

UBS-Barclays Commercial Mortgage Trust,
Series 2012-C2, Cl. E, 4.885%, 5/10/63[1,2]	930,000	891,081

Washington Mutual Mortgage Pass-Through
Certificates Trust, Series 2007-OA3, Cl. 5A, 1.866%, 4/25/47[2]	406,117	338,929

Wells Fargo Commercial Mortgage Trust:
Series 2015-C29,Cl. AS, 4.013%, 6/15/48[2]	780,000	810,604
Series 2016-C37,Cl. AS, 4.018%, 12/15/49	910,000	949,213

WF-RBS Commercial Mortgage Trust:
Series 2012-C7,Cl. E, 4.836%, 6/15/45[1,2]	180,000	170,549
Series 2013-C14,Cl. AS, 3.488%, 6/15/46	640,000	653,947
Series 2014-C20,Cl. AS, 4.176%, 5/15/47	490,000	517,231
Series 2014-LC14,Cl. AS, 4.351%, 3/15/47[2]	395,000	419,368

WF-RBS Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2011-C3, Cl. XA, 28.186%, 3/15/44[1,2,3]	3,890,179	156,033

		60,541,879

Residential—6.8%

Bear Stearns ARM Trust:
Series 2005-2,Cl. A1, 3.26%, 3/25/35[2]	115,649	116,659
Series 2006-1,Cl. A1, 2.91%, 2/25/36[2]	64,356	64,108

CHL Mortgage Pass-Through Trust:
Series 2005-17,Cl. 1A8, 5.50%, 9/25/35	763,358	760,432
Series 2005-J4,Cl. A7, 5.50%, 11/25/35	667,501	669,888

Citigroup Mortgage Loan Trust, Inc.:
Series 2005-2,Cl. 1A3, 3.175%, 5/25/35[2]	954,760	945,391
Series 2006-AR1,Cl. 1A1, 3.21%, 10/25/35[2]	259,096	258,287
Series 2009-8,Cl. 7A2, 3.089%, 3/25/36[1,2]	10,314,270	9,815,620
Series 2012-8,Cl. 1A1, 3.113%, 10/25/35[1,2]	238,767	238,928
Series 2014-8,Cl. 1A2, 1.268%, 7/20/36[1,2]	3,400,000	3,033,153

Connecticut Avenue Securities:
Series 2014-C01,Cl. M1, 2.582%, 1/25/24[2]	123,644	124,919
Series 2014-C02,Cl. 1M1, 1.932%, 5/25/24[2]	445,994	447,782
Series 2014-C02,Cl. 1M2, 3.582%, 5/25/24[2]	3,060,000	3,124,729

4        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount	Value

Residential (Continued)

Connecticut Avenue Securities: (Continued)
Series 2014-C02,Cl. 2M1, 1.932%, 5/25/24[2]	$190,772	$190,954
Series 2014-C03,Cl. 1M1, 2.182%, 7/25/24[2]	576,874	578,364
Series 2014-C03,Cl. 2M1, 2.182%, 7/25/24[2]	221,959	222,383
Series 2014-C03,Cl. 2M2, 3.882%, 7/25/24[2]	4,495,000	4,626,558
Series 2015-C03,Cl. 1M2, 5.982%, 7/25/25[2]	1,460,000	1,607,394
Series 2015-C03,Cl. 2M1, 2.482%, 7/25/25[2]	34,279	34,351
Series 2015-C04,Cl. 1M1, 2.582%, 4/25/28[2]	643,063	644,676
Series 2016-C03,Cl. 1M1, 2.982%, 10/25/28[2]	13,451	13,672
Series 2016-C03,Cl. 2M1, 3.182%, 10/25/28[2]	750,002	759,354
Series 2016-C06,Cl. 1M1, 2.282%, 4/25/29[2]	893,203	901,467
Series 2016-C06,Cl. 1M2, 5.232%, 4/25/29[2]	4,295,000	4,554,293
Series 2016-C07,Cl. 2M1, 2.282%, 4/25/29[2]	521,008	523,755
Series 2016-C07,Cl. 2M2, 5.332%, 4/25/29[2]	4,705,000	4,977,823
Series 2017-C01,Cl. 1M2, 4.532%, 7/25/29[2]	5,125,000	5,193,302
Series 2017-C02,Cl. 2M1, 2.127%, 9/25/29[2]	925,000	926,453
Series 2017-C02,Cl. 2M2, 4.627%, 9/25/29[2]	2,415,000	2,436,607

CWHEQ Revolving Home Equity Loan Trust:
Series 2005-G,Cl. 2A, 1.142%, 12/15/35[2]	41,819	37,378
Series 2006-H,Cl. 2A1A, 0.92%, 11/15/36[2]	26,892	20,136

GSR Mortgage Loan Trust, Series 2005-AR4, Cl. 6A1, 3.217%, 7/25/35[2]	18,498	18,268

Home Equity Mortgage Trust, Series 2005-1, Cl. M6, 5.863%, 6/25/35[2]	238,366	244,495

HomeBanc Mortgage Trust, Series 2005-3, Cl. A2, 1.292%, 7/25/35[2]	29,735	29,516

MASTR Asset Backed Securities Trust, Series 2006-WMC3, Cl. A3, 1.082%, 8/25/36[2]	923,393	447,672

RALI Trust:
Series 2005-QA4,Cl. A32, 3.677%, 4/25/35[2]	4,754	130
Series 2006-QS13,Cl. 1A8, 6.00%, 9/25/36	16,662	14,056

Residential Asset Securitization Trust, Series 2005-A6CB, Cl. A7, 6%, 6/25/35	2,174,655	2,001,258

Structured Agency Credit Risk Debt Nts.:
Series 2013-DN1,Cl. M1, 4.382%, 7/25/23[2]	487,113	494,103
Series 2014-DN1,Cl. M1, 1.982%, 2/25/24[2]	20,766	20,782
Series 2014-DN4,Cl. M3, 5.532%, 10/25/24[2]	4,980,000	5,373,109
Series 2014-HQ2,Cl. M1, 2.432%, 9/25/24[2]	91,772	92,066
Series 2014-HQ2,Cl. M2, 3.182%, 9/25/24[2]	535,000	550,682
Series 2014-HQ2,Cl. M3, 4.732%, 9/25/24[2]	5,430,000	5,778,855
Series 2015-HQA2,Cl. M2, 3.782%, 5/25/28[2]	570,445	588,304

	Principal Amount	Value

Residential (Continued)

Structured Agency Credit Risk Debt Nts.: (Continued)
Series 2016-DNA2,Cl. M1, 2.232%, 10/25/28[2]	$1,447,960	$1,451,821
Series 2016-DNA2,Cl. M3, 5.632%, 10/25/28[2]	3,674,000	3,987,120
Series 2016-DNA3,Cl. M1, 2.082%, 12/25/28[2]	739,412	742,254
Series 2016-DNA3,Cl. M3, 5.982%, 12/25/28[2]	3,845,000	4,249,766
Series 2016-DNA4,Cl. M1, 1.782%, 3/25/29[2]	450,075	451,079
Series 2016-DNA4,Cl. M3, 4.782%, 3/25/29[2]	5,570,000	5,759,119
Series 2016-HQA2,Cl. M1, 2.182%, 11/25/28[2]	499,117	501,053
Series 2016-HQA3,Cl. M1, 1.782%, 3/25/29[2]	1,218,784	1,220,999
Series 2016-HQA3,Cl. M3, 4.832%, 3/25/29[2]	5,500,000	5,697,659
Series 2016-HQA4,Cl. M1, 1.782%, 4/25/29[2]	1,006,709	1,008,152
Series 2016-HQA4,Cl. M3, 4.882%, 4/25/29[2]	4,580,000	4,719,937
Series 2017-DNA1,Cl. M1, 2.182%, 7/25/29[2]	891,808	895,472
Series 2017-DNA1,Cl. M2, 4.232%, 7/25/29[2]	5,325,000	5,322,331
Series 2017-HQA1,Cl. M1, 2.182%, 8/25/29[2]	953,832	957,444
Series 2017-HQA1,Cl. M2, 4.532%, 8/25/29[2]	4,980,000	4,988,857

WaMu Mortgage Pass-Through Certificates Trust:
Series 2003-AR10,Cl. A7, 2.839%, 10/25/33[2]	83,826	85,635
Series 2005-AR16,Cl. 1A1, 2.879%, 12/25/35[2]	11,485	11,108

Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR1,Cl. 1A1, 3.116%, 2/25/35[2]	1,297,724	1,322,238
Series 2005-AR13,Cl. 1A5, 3.058%, 5/25/35[2]	101,665	102,101
Series 2005-AR15,Cl. 1A2, 2.983%, 9/25/35[2]	212,366	205,973
Series 2005-AR15,Cl. 1A6, 2.983%, 9/25/35[2]	2,597,148	2,476,518
Series 2005-AR4,Cl. 2A2, 3.304%, 4/25/35[2]	11,980	12,000
Series 2006-AR10,Cl. 1A1, 3.106%, 7/25/36[2]	224,857	217,087
Series 2006-AR10,Cl. 5A5, 3.093%, 7/25/36[2]	437,650	432,269
Series 2006-AR14,Cl. 1A2, 3.066%, 10/25/36[2]	946,434	889,553
Series 2006-AR2,Cl. 2A3, 3.089%, 3/25/36[2]	2,044,654	2,011,060
Series 2006-AR7,Cl. 2A4, 3.101%, 5/25/36[2]	1,099,446	1,051,186
Series 2006-AR8,Cl. 2A1, 3.096%, 4/25/36[2]	871,700	872,852
Series 2007-AR3,Cl. A4, 3.595%, 4/25/37[2]	657,338	599,076

		115,743,831

Total Mortgage-Backed Obligations (Cost $278,439,602)		284,349,740

U.S. Government Obligations—1.3%

Federal Home Loan Mortgage Corp. Nts., 1.50%, 1/17/20	5,546,000	5,538,812

United States Treasury Nts.:
1.625%, 4/30/19[6,7]	6,347,000	6,391,131

5        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

    CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value

U.S. Government Obligations (Continued)

United States Treasury Nts.: (Continued)
1.75%, 10/31/20[6,7,8]		$9,509,000	$9,531,470
2.50%, 8/15/23[6]		735,000	749,858

Total U.S. Government Obligations (Cost $22,282,194)			22,211,271

Foreign Government Obligations—8.0%

Argentina—0.7%
Argentine Republic:
6.875% Sr. Unsec. Nts., 1/26/27[1]		1,595,000	1,616,134
7.50% Sr. Unsec. Nts., 4/22/26[1]		3,120,000	3,318,120
16.00% Bonds, 10/17/23	ARS	9,285,000	630,724
18.20% Unsec. Nts., 10/3/21	ARS	9,285,000	649,911

Province de Cordoba, 7.45% Sr. Unsec. Nts., 9/1/24[1]		1,080,000	1,097,595

Province of Buenos Aires:
6.50% Sr. Unsec. Nts., 2/15/23[1]		1,185,000	1,190,569
7.875% Sr. Unsec. Nts., 6/15/27[1]		1,675,000	1,700,460
9.125% Sr. Unsec. Nts., 3/16/24[1]		1,130,000	1,255,713

			11,459,226

Brazil—0.5%
Federative Republic of Brazil:
5.00% Sr. Unsec. Nts., 1/27/45		2,580,000	2,309,100
5.625% Sr. Unsec. Nts., 1/7/41		500,000	488,750
17.982% Unsec. Nts., 5/15/21	BRL	6,300,000	6,180,833

			8,978,683

Colombia—0.4%
Republic of Colombia:
4.00% Sr. Unsec. Nts., 2/26/24		385,000	397,128
6.125% Sr. Unsec. Nts., 1/18/41		3,800,000	4,351,000
Series B, 10.00% Bonds, 7/24/24	COP	5,146,000,000	2,151,320

			6,899,448

Costa Rica—0.1%
Republic of Costa Rica, 7.158% Sr. Unsec. Nts., 3/12/45[1]		920,000	939,550

Croatia—0.2%
Republic of Croatia:
3.875% Sr. Unsec. Nts., 5/30/22	EUR	1,430,000	1,662,484
6.75% Sr. Unsec. Nts., 11/5/19[1]		1,230,000	1,340,898

			3,003,382

Dominican Republic—0.2%
Dominican Republic:
5.95% Sr. Unsec. Nts., 1/25/27[1]		2,130,000	2,185,832
6.85% Sr. Unsec. Nts., 1/27/45[1]		1,055,000	1,097,200

			3,283,032

Ecuador—0.2%
Republic of Ecuador:
9.65% Sr. Unsec. Nts., 12/13/26[1]		1,185,000	1,229,438
10.75% Sr. Unsec. Nts., 3/28/22[1]		2,685,000	2,846,100

			4,075,538

Egypt—0.1%
Arab Republic of Egypt:
6.125% Sr. Unsec. Nts., 1/31/22[1]		1,065,000	1,109,597
8.50% Sr. Unsec. Nts., 1/31/47[1]		1,060,000	1,142,150

			2,251,747

Gabon—0.1%
Gabonese Republic:
6.375% Bonds, 12/12/24[1]		1,195,000	1,159,897
6.95% Sr. Unsec. Nts., 6/16/25[1]		535,000	524,455

			1,684,352

Honduras—0.1%
Republic of Honduras:
6.25% Sr. Unsec. Nts., 1/19/27[1]		745,000	757,754

		Principal Amount	Value

Honduras (Continued)
Republic of Honduras: (Continued)
8.75% Sr. Unsec. Nts., 12/16/20[1]		$1,155,000	$1,314,194

			2,071,948

Hungary—0.4%
Hungary:
5.75% Sr. Unsec. Nts., 11/22/23		2,245,000	2,541,331
Series 20/B, 3.50% Bonds, 6/24/20	HUF	535,000,000	2,002,320
Series 25/B, 5.50% Bonds, 6/24/25	HUF	439,000,000	1,784,276

			6,327,927

Indonesia—1.3%
Perusahaan Penerbit SBSN Indonesia III:
4.00% Sr. Unsec. Nts., 11/21/18[1]		860,000	886,918
4.35% Sr. Unsec. Nts., 9/10/24[1]		575,000	597,281
4.55% Sr. Unsec. Nts., 3/29/26[1]		965,000	1,002,394
6.125% Sr. Unsec. Nts., 3/15/19[1]		1,970,000	2,115,386

Republic of Indonesia:
3.375% Sr. Unsec. Nts., 7/30/25[1]	EUR	290,000	331,297
3.70% Sr. Unsec. Nts., 1/8/22[1]		720,000	735,563
3.75% Sr. Unsec. Nts., 6/14/28[1]	EUR	485,000	555,283
4.125% Sr. Unsec. Nts., 1/15/25[1]		340,000	349,856
5.875% Sr. Unsec. Nts., 3/13/20[1]		360,000	394,179
6.75% Sr. Unsec. Nts., 1/15/44[1]		1,935,000	2,492,210
Series FR53, 8.25% Sr. Unsec. Nts.,
7/15/21	IDR	46,955,000,000	3,705,712
Series FR56, 8.375% Sr. Unsec. Nts.,
9/15/26	IDR	82,595,000,000	6,744,644
Series FR74, 7.50% Sr. Unsec. Nts.,
8/15/32	IDR	19,548,000,000	1,491,265

			21,401,988

Iraq—0.0%
Republic of Iraq, 5.80% Unsec. Nts.,
1/15/28[1]		540,000	477,913

Ivory Coast—0.1%
Republic of Cote d’Ivoire, 5.75% Sr. Unsec. Nts., 12/31/32[2]		1,509,200	1,407,426

Jamaica—0.2%
Commonwealth of Jamaica:
7.625% Sr. Unsec. Nts., 7/9/25		2,375,000	2,757,423
8.00% Sr. Unsec. Nts., 3/15/39		480,000	552,302

			3,309,725

Kazakhstan—0.1%
Republic of Kazakhstan, 4.875% Sr.
Unsec. Nts., 10/14/44[1]		2,110,000	2,078,962

Mexico—0.2%
United Mexican States, Series M, 5.75% Bonds, 3/5/26	MXN	54,445,000	2,664,664

Namibia—0.1%
Republic of Namibia, 5.25% Sr. Unsec. Nts., 10/29/25[1]		1,285,000	1,299,713

Nigeria—0.0%
Federal Republic of Nigeria, 7.875% Sr. Unsec. Nts., 2/16/32[1]		650,000	679,640

Peru—0.2%
Republic of Peru:
2.75% Sr. Unsec. Nts., 1/30/26	EUR	1,370,000	1,608,216
3.75% Sr. Unsec. Nts., 3/1/30	EUR	345,000	424,633
4.125% Sr. Unsec. Nts., 8/25/27		885,000	955,800
5.625% Sr. Unsec. Nts., 11/18/50		635,000	758,031

			3,746,680

Poland—0.1%
Republic of Poland, 2.50% Bonds, 7/25/27	PLN	6,650,000	1,542,290

6        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

		Principal Amount	Value

Romania—0.2%
Romania:
2.75% Sr. Unsec. Nts., 10/29/25[1]	EUR	1,100,000	$1,245,762
3.875% Sr. Unsec. Nts., 10/29/35[1]	EUR	345,000	389,885
4.875% Sr. Unsec. Nts., 1/22/24[1]		1,236,000	1,343,964

			2,979,611

Russia—0.4%
Russian Federation:
Series 6209, 7.60% Bonds, 7/20/22	RUB	169,585,000	2,997,219
Series 6217, 7.50% Bonds, 8/18/21	RUB	225,230,000	3,958,109

			6,955,328

Senegal—0.0%
Republic of Senegal, 6.25% Bonds, 7/30/24[1]		540,000	547,074

Serbia—0.2%
Republic of Serbia:
5.25% Sr. Unsec. Nts., 11/21/17[1]		1,005,000	1,026,207
5.875% Unsec. Nts., 12/3/18[1]		2,115,000	2,227,624

			3,253,831

South Africa—0.5%
Republic of South Africa:
Series 2023, 7.75% Bonds, 2/28/23	ZAR	22,500,000	1,633,894
Series 2037, 8.50% Bonds, 1/31/37	ZAR	24,200,000	1,618,316
Series 2048, 8.75% Bonds, 2/28/48	ZAR	9,300,000	626,594
Series R186, 10.50% Bonds, 12/21/26	ZAR	65,975,000	5,441,489

			9,320,293

Sri Lanka—0.2%
Democratic Socialist Republic of Sri Lanka:
5.125% Sr. Unsec. Nts., 4/11/19[1]		530,000	543,749
5.875% Sr. Unsec. Nts., 7/25/22[1]		1,105,000	1,136,534
6.00% Sr. Unsec. Nts., 1/14/19[1]		1,515,000	1,571,763
6.25% Sr. Unsec. Nts., 10/4/20[1]		495,000	522,132
6.85% Sr. Unsec. Nts., 11/3/25[1]		455,000	471,641

			4,245,819

Turkey—0.3%
Republic of Turkey:
8.80% Bonds, 11/14/18	TRY	10,570,000	2,816,088
10.60% Bonds, 2/11/26	TRY	5,000,000	1,372,819
11.00% Bonds, 2/24/27	TRY	4,000,000	1,127,455

			5,316,362

Ukraine—0.6%
Ukraine:
7.75% Sr. Unsec. Nts., 9/1/19		6,710,000	6,857,217
7.75% Sr. Unsec. Nts., 9/1/21		590,000	582,448
7.75% Sr. Unsec. Nts., 9/1/22		1,340,000	1,290,588
7.75% Sr. Unsec. Nts., 9/1/23		1,070,000	1,013,739

			9,743,992

Uruguay—0.2%
Oriental Republic of Uruguay, 5.10% Sr. Unsec. Nts., 6/18/50		3,135,000	3,025,275

Vietnam—0.1%
Socialist Republic of Vietnam, 4.80% Sr.
Unsec. Nts., 11/19/24[1]		1,065,000	1,086,615

Total Foreign Government Obligations (Cost $133,277,124)			136,058,034

Corporate Loans—0.2%

Affinion Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.75%, 4/30/18[2]		779,274	777,500

Caesars Entertainment Resort Properties LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.00%, 10/11/20[2]		938,585	947,286

Neiman Marcus Group Ltd. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.25%, 10/25/20[2]		1,300,000	1,049,345

	Principal Amount	Value

Corporate Loans (Continued)
Pharmaceutical Product Development
LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche D, 4.25%, 8/18/22[2]	$760,327	$763,748

Total Corporate Loans (Cost $3,527,185)		3,537,879

Corporate Bonds and Notes—46.1%

Consumer Discretionary—8.6%

Auto Components—0.4%

American Axle & Manufacturing, Inc., 6.25% Sr. Unsec. Nts., 4/1/25[1]	1,300,000	1,303,250

Dana Financing Luxembourg Sarl, 6.50% Sr. Unsec. Nts., 6/1/26[1]	1,245,000	1,301,025

Gates Global LLC/Gates Global Co., 6% Sr. Unsec. Nts., 7/15/22[1]	1,075,000	1,099,187

Goodyear Tire & Rubber Co. (The): 5.00% Sr. Unsec. Nts., 5/31/26	665,000	683,288
5.125% Sr. Unsec. Nts., 11/15/23	580,000	605,012

Grinding Media, Inc./MC Grinding Media Canada, Inc., 7.375% Sr. Sec. Nts., 12/15/23[1]	505,000	531,513

MPG Holdco I, Inc., 7.375% Sr. Unsec. Nts., 10/15/22	790,000	859,125

Tenneco, Inc., 5% Sr. Unsec. Nts., 7/15/26	495,000	486,026

		6,868,426

Automobiles—0.5%

Aston Martin Capital Holdings Ltd., 6.50% Sec. Nts., 4/15/22[1,5]	780,000	784,387

Daimler Finance North America LLC:
1.50% Sr. Unsec. Nts., 7/5/19[1]	861,000	849,041
8.50% Sr. Unsec. Unsub. Nts., 1/18/31	485,000	733,215

Ford Motor Credit Co. LLC, 3.664% Sr. Unsec. Nts., 9/8/24	1,184,000	1,166,190

General Motors Co., 6.25% Sr. Unsec. Nts., 10/2/43	445,000	491,931

General Motors Financial Co., Inc., 3% Sr. Unsec. Nts., 9/25/17	616,000	619,762

Harley-Davidson, Inc., 4.625% Sr. Unsec. Nts., 7/28/45	258,000	261,351

Hyundai Capital America, 1.75% Sr. Unsec. Nts., 9/27/19[1]	944,000	928,142

Nissan Motor Acceptance Corp., 1.55% Sr. Unsec. Nts., 9/13/19[1]	234,000	230,764

Volkswagen Group of America Finance LLC, 1.60% Sr. Unsec. Nts., 11/20/17[1]	976,000	974,945

ZF North America Capital, Inc., 4.75% Sr. Unsec. Nts., 4/29/25[1]	891,000	925,526

		7,965,254

Distributors—0.1%

LKQ Corp., 4.75% Sr. Unsec. Nts., 5/15/23	2,172,000	2,172,000

Diversified Consumer Services—0.0%

Service Corp. International, 5.375% Sr. Unsec. Nts., 5/15/24	813,000	848,853

Hotels, Restaurants & Leisure—2.1%

1011778 B.C. ULC/New Red Finance, Inc., 6% Sec. Nts., 4/1/22[1]	1,325,000	1,378,000

Aramark Services, Inc.: 4.75% Sr. Unsec. Nts., 6/1/26	745,000	751,519
5.00% Sr. Unsec. Nts., 4/1/25[1]	463,000	477,758

Boyd Gaming Corp.: 6.375% Sr. Unsec. Nts., 4/1/26	235,000	252,037
6.875% Sr. Unsec. Nts., 5/15/23	1,400,000	1,513,750

Caesars Entertainment Resort Properties LLC, 11% Sec. Nts., 10/1/21	835,000	912,237

CEC Entertainment, Inc., 8% Sr. Unsec. Nts., 2/15/22	945,000	988,706

7        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Hotels, Restaurants & Leisure (Continued)

Churchill Downs, Inc., 5.375% Sr. Unsec. Nts., 12/15/21	$1,770,000	$1,849,650

Eagle II Acquisition Co. LLC, 6% Sr. Unsec. Nts., 4/1/25[1]	650,000	670,312

Gateway Casinos & Entertainment Ltd., 8.25% Sec. Nts., 3/1/24[1]	260,000	263,900

Greektown Holdings LLC/Greektown Mothership Corp., 8.875% Sec. Nts., 3/15/19[1]	2,005,000	2,106,252

Hilton Domestic Operating Co., Inc., 4.25% Sr. Unsec. Nts., 9/1/24[1]	500,000	496,250

Hilton Grand Vacations Borrower LLC/ Hilton Grand Vacations Borrower, Inc., 6.125% Sr. Unsec. Nts., 12/1/24[1]	1,260,000	1,329,300

International Game Technology plc, 6.25% Sr. Sec. Nts., 2/15/22[1]	2,100,000	2,252,250

KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, 5.25% Sr. Unsec. Nts., 6/1/26[1]	995,000	1,014,900

Landry’s, Inc., 6.75% Sr. Unsec. Nts., 10/15/24[1]	2,685,000	2,792,400

Marriott International, Inc.: 3.25% Sr. Unsec. Nts., 9/15/22	388,000	391,839
6.375% Sr. Unsec. Nts., 6/15/17	561,000	566,374

MCE Finance Ltd., 5% Sr. Unsec. Nts., 2/15/21[1]	1,080,000	1,098,360

MGM Growth Properties Operating Partnership LP/MGP Finance Co.-Issuer, Inc., 5.625% Sr. Unsec. Nts., 5/1/24	1,380,000	1,462,800

MGM Resorts International: 6.00% Sr. Unsec. Nts., 3/15/23	1,370,000	1,477,888
6.625% Sr. Unsec. Nts., 12/15/21	1,155,000	1,282,050

Mohegan Tribal Gaming Authority, 7.875% Sr. Unsec. Nts., 10/15/24[1]	780,000	793,650

Penn National Gaming, Inc., 5.625% Sr. Unsec. Nts., 1/15/27[1]	1,295,000	1,288,525

PF Chang’s China Bistro, Inc., 10.25% Sr. Unsec. Nts., 6/30/20[1]	550,000	551,375

Premier Cruises Ltd., 11% Sr. Unsec. Nts., 3/15/08[1,9]	250,000	—

Raizen Fuels Finance SA, 5.30% Sr. Unsec. Nts., 1/20/27[1]	530,000	538,613

Scientific Games International, Inc., 10% Sr. Unsec. Nts., 12/1/22	1,727,000	1,847,890

Silversea Cruise Finance Ltd., 7.25% Sr. Sec. Nts., 2/1/25[1]	510,000	539,325

Six Flags Entertainment Corp., 4.875% Sr. Unsec. Nts., 7/31/24[1]	500,000	494,688

Sugarhouse HSP Gaming Prop Mezz LP/ Sugarhouse HSP Gaming Finance Corp., 6.375% Sr. Sec. Nts., 6/1/21[1]	560,000	567,000

Viking Cruises Ltd., 8.50% Sr. Unsec. Nts., 10/15/22[1]	2,435,000	2,535,444

Wyndham Worldwide Corp., 4.15% Sr. Unsec. Nts., 4/1/24	635,000	641,433

		35,126,475

Household Durables—1.1%

American Greetings Corp., 7.875% Sr. Unsec. Nts., 2/15/25[1]	1,020,000	1,073,550

Ardagh Packaging Finance plc/Ardagh Holdings USA, Inc., 7.25% Sr. Unsec. Nts., 5/15/24[1]	1,235,000	1,326,081

Beazer Homes USA, Inc.: 6.75% Sr. Unsec. Nts., 3/15/25[1]	1,335,000	1,347,516
7.25% Sr. Unsec. Nts., 2/1/23	870,000	902,625
8.75% Sr. Unsec. Nts., 3/15/22[1]	785,000	861,537

KB Home:
7.00% Sr. Unsec. Nts., 12/15/21	1,250,000	1,387,112
7.625% Sr. Unsec. Nts., 5/15/23	1,075,000	1,169,063

	Principal Amount	Value

Household Durables (Continued)

Lennar Corp., 4.75% Sr. Unsec. Nts., 5/30/25	$2,698,000	$2,718,235

Meritage Homes Corp., 7.15% Sr. Unsec. Nts., 4/15/20	1,070,000	1,175,534

Newell Brands, Inc.: 2.15% Sr. Unsec. Nts., 10/15/18	386,000	387,750
5.00% Sr. Unsec. Nts., 11/15/23	628,000	673,239
5.50% Sr. Unsec. Nts., 4/1/46	289,000	329,122

PulteGroup, Inc.: 5.00% Sr. Unsec. Nts., 1/15/27	754,000	756,828
5.50% Sr. Unsec. Nts., 3/1/26	740,000	768,675
6.00% Sr. Unsec. Nts., 2/15/35	80,000	78,800

Standard Industries, Inc., 5.50% Sr. Unsec. Nts., 2/15/23[1]	245,000	251,125

Taylor Morrison Communities, Inc./ Monarch Communities, Inc., 5.875% Sr. Unsec. Nts., 4/15/23[1]	1,160,000	1,223,800

Toll Brothers Finance Corp.: 4.375% Sr. Unsec. Nts., 4/15/23	1,574,000	1,598,602
4.875% Sr. Unsec. Nts., 11/15/25	145,000	146,450

Whirlpool Corp., 1.65% Sr. Unsec. Nts., 11/1/17	280,000	280,099

William Lyon Homes, Inc., 5.875% Sr. Unsec. Nts., 1/31/25[1]	1,020,000	1,032,750

		19,488,493

Internet & Catalog Retail—0.1%

Amazon.com, Inc., 4.95% Sr. Unsec. Nts., 12/5/44	271,000	307,540

QVC, Inc., 4.45% Sr. Sec. Nts., 2/15/25	765,000	742,983

		1,050,523

Leisure Equipment & Products—0.1%

Mattel, Inc., 1.70% Sr. Unsec. Nts., 3/15/18	647,000	646,044

Proven Honour Capital Ltd., 4.125% Sr. Unsec. Nts., 5/6/26	900,000	905,129

		1,551,173

Media—3.1%

21st Century Fox America, Inc., 4.75% Sr. Unsec. Nts., 11/15/46[1]	377,000	379,259

Altice Financing SA, 6.50% Sec. Nts., 1/15/22[1]	1,370,000	1,439,171

Altice Finco SA, 8.125% Sec. Nts., 1/15/24[1]	1,260,000	1,354,500

AMC Entertainment Holdings, Inc.: 5.75% Sr. Sub. Nts., 6/15/25	745,000	765,487
5.875% Sr. Sub. Nts., 11/15/26[1]	760,000	770,450
6.125% Sr. Sub. Nts., 5/15/27[1]	520,000	525,525

Belo Corp., 7.75% Sr. Unsec. Nts., 6/1/27	1,362,000	1,481,175

Block Communications, Inc., 6.875% Sr. Unsec. Nts., 2/15/25[1]	255,000	270,937

CCO Holdings LLC/CCO Holdings Capital Corp.: 5.125% Sr. Unsec. Nts., 5/1/27[1,5]	1,040,000	1,049,750
5.75% Sr. Unsec. Nts., 2/15/26[1]	1,315,000	1,384,037

Cequel Communications Holdings I LLC/Cequel Capital Corp., 6.375% Sr. Unsec. Nts., 9/15/20[1]	2,475,000	2,552,344

Charter Communications Operating LLC/Charter Communications Operating Capital:
5.375% Sr. Sec. Nts., 5/1/47[1,5]	245,000	247,681
6.484% Sr. Sec. Nts., 10/23/45	612,000	708,534

Cinemark USA, Inc., 4.875% Sr. Unsec. Nts., 6/1/23	495,000	502,672

Clear Channel Worldwide Holdings, Inc.:
6.50% Sr. Unsec. Nts., Series B, 11/15/22	2,455,000	2,560,860

8        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount	Value

Media (Continued)

Clear Channel Worldwide Holdings, Inc.: (Continued)
7.625% Sr. Sub. Nts., Series B, 3/15/20	$1,695,000	$1,716,187

Comcast Corp., 2.35% Sr. Unsec. Nts., 1/15/27	280,000	256,770

CSC Holdings LLC:
5.25% Sr. Unsec. Nts., 6/1/24	1,200,000	1,198,500
5.50% Sr. Unsec. Nts., 4/15/27[1]	750,000	764,062
10.875% Sr. Unsec. Nts., 10/15/25[1]	860,000	1,036,300

DISH DBS Corp.:
5.875% Sr. Unsec. Nts., 11/15/24	3,270,000	3,445,763
7.75% Sr. Unsec. Nts., 7/1/26	250,000	291,250

Gray Television, Inc.:
5.125% Sr. Unsec. Nts., 10/15/24[1]	760,000	752,400
5.875% Sr. Unsec. Nts., 7/15/26[1]	2,580,000	2,631,600

iHeartCommunications, Inc., 9% Sr. Sec. Nts., 12/15/19	1,455,000	1,242,206

Interpublic Group of Cos., Inc. (The), 4.20% Sr. Unsec. Nts., 4/15/24	283,000	292,392

Lions Gate Entertainment Corp., 5.875% Sr. Unsec. Nts., 11/1/24[1]	2,160,000	2,251,800

MDC Partners, Inc., 6.50% Sr. Unsec. Nts., 5/1/24[1]	490,000	469,788

Nexstar Broadcasting, Inc.:
5.625% Sr. Unsec. Nts., 8/1/24[1]	1,365,000	1,388,888
6.125% Sr. Unsec. Nts., 2/15/22[1]	755,000	788,975

SFR Group SA, 6% Sr. Sec. Nts., 5/15/22[1]	2,540,000	2,641,600

Sinclair Television Group, Inc., 5.625% Sr. Unsec. Nts., 8/1/24[1]	1,845,000	1,872,675

Sirius XM Radio, Inc., 5.375% Sr. Unsec. Nts., 7/15/26[1]	995,000	1,019,875

Sky plc:
3.75% Sr. Unsec. Nts., 9/16/24[1]	433,000	438,028
6.10% Sr. Unsec. Nts., 2/15/18[1]	317,000	328,448

TEGNA, Inc., 5.50% Sr. Unsec. Nts., 9/15/24[1]	1,840,000	1,890,600

Thomson Reuters Corp., 1.65% Sr. Unsec. Nts., 9/29/17	628,000	628,254

Time Warner Cable LLC, 4.50% Sr. Unsec. Unsub. Nts., 9/15/42	493,000	449,383

Time Warner, Inc., 3.875% Sr. Unsec. Nts., 1/15/26	200,000	200,794

Tribune Media Co., 5.875% Sr. Unsec. Nts., 7/15/22	965,000	1,010,838

Univision Communications, Inc.:
5.125% Sr. Sec. Nts., 5/15/23[1]	245,000	245,000
5.125% Sr. Sec. Nts., 2/15/25[1]	2,175,000	2,147,813

Viacom, Inc.:
2.25% Sr. Unsec. Nts., 2/4/22	191,000	183,835
3.45% Sr. Unsec. Nts., 10/4/26	231,000	219,664
4.375% Sr. Unsec. Nts., 3/15/43	597,000	519,213

Virgin Media Secured Finance plc:
5.25% Sr. Sec. Nts., 1/15/26[1]	577,000	582,770
5.50% Sr. Sec. Nts., 8/15/26[1]	705,000	717,338

Ziggo Secured Finance BV, 5.50% Sr. Sec. Nts., 1/15/27[1]	2,515,000	2,521,036

		52,136,427

Multiline Retail—0.1%

Dollar Tree, Inc., 5.75% Sr. Sec. Nts., 3/1/23	2,106,000	2,253,420

Specialty Retail—0.7%

AutoZone, Inc., 1.625% Sr. Unsec. Nts., 4/21/19	174,000	172,340

Best Buy Co., Inc., 5.50% Sr. Unsec. Nts., 3/15/21	574,000	619,308

CST Brands, Inc., 5% Sr. Unsec. Nts., 5/1/23	1,255,000	1,302,062

	Principal Amount	Value

Specialty Retail (Continued)

GameStop Corp.:
5.50% Sr. Unsec. Nts., 10/1/19[1]	$1,330,000	$1,358,263
6.75% Sr. Unsec. Nts., 3/15/21[1]	1,425,000	1,460,625

Guitar Center, Inc., 6.50% Sr. Sec. Nts., 4/15/19[1]	615,000	519,675

L Brands, Inc.:
5.625% Sr. Unsec. Nts., 2/15/22	324,000	341,415
6.875% Sr. Unsec. Nts., 11/1/35	1,795,000	1,741,150

Lowe’s Cos., Inc., 3.70% Sr. Unsec. Nts., 4/15/46	436,000	405,703

PetSmart, Inc., 7.125% Sr. Unsec. Nts., 3/15/23[1]	1,395,000	1,328,737

Ross Stores, Inc., 3.375% Sr. Unsec. Nts., 9/15/24	555,000	556,188

Sally Holdings LLC/Sally Capital, Inc., 5.625% Sr. Unsec. Nts., 12/1/25	475,000	476,781

Signet UK Finance plc, 4.70% Sr. Unsec. Nts., 6/15/24	480,000	465,311

Sonic Automotive, Inc., 6.125% Sr. Sub. Nts., 3/15/27[1]	650,000	651,625

		11,399,183

Textiles, Apparel & Luxury Goods—0.3%

Hanesbrands, Inc.:
4.625% Sr. Unsec. Nts., 5/15/24[1]	425,000	421,281
4.875% Sr. Unsec. Nts., 5/15/26[1]	1,143,000	1,128,713

Levi Strauss & Co., 5% Sr. Unsec. Nts., 5/1/25	400,000	412,080

PVH Corp., 4.50% Sr. Unsec. Unsub. Nts., 12/15/22	412,000	418,180

Springs Industries, Inc., 6.25% Sr. Sec. Nts., 6/1/21	3,060,000	3,159,450

		5,539,704

Consumer Staples—2.8%

Beverages—0.3%

Anheuser-Busch InBev Finance, Inc.:
1.90% Sr. Unsec. Nts., 2/1/19	970,000	971,768
3.65% Sr. Unsec. Nts., 2/1/26	508,000	514,579
4.90% Sr. Unsec. Nts., 2/1/46	343,000	371,813

Anheuser-Busch InBev Worldwide, Inc., 8.20% Sr. Unsec. Unsub. Nts., 1/15/39	390,000	594,424

Beam Suntory, Inc., 1.875% Sr. Unsec. Nts., 5/15/17	305,000	305,205

Molson Coors Brewing Co.:
1.45% Sr. Unsec. Nts., 7/15/19	348,000	343,656
2.10% Sr. Unsec. Nts., 7/15/21	833,000	815,017
4.20% Sr. Unsec. Nts., 7/15/46	241,000	226,530

Pernod Ricard SA, 4.25% Sr. Unsec. Nts., 7/15/22[1]	704,000	744,479

		4,887,471

Food & Staples Retailing—0.9%

Albertsons Cos. LLC/Safeway, Inc./ New Albertson’s, Inc./Albertson’s LLC, 6.625% Sr. Unsec. Nts., 6/15/24[1]	745,000	763,625

CVS Health Corp., 2.875% Sr. Unsec. Nts., 6/1/26	932,000	890,503

Fresh Market, Inc. (The), 9.75% Sr. Sec. Nts., 5/1/23[1]	705,000	571,050

Ingles Markets, Inc., 5.75% Sr. Unsec. Nts., 6/15/23	1,610,000	1,630,125

Koninklijke Ahold Delhaize NV, 6.50% Sr. Unsec. Nts., 6/15/17	565,000	569,989

Kroger Co. (The):
2.00% Sr. Unsec. Nts., 1/15/19	40,000	40,091
6.40% Sr. Unsec. Nts., 8/15/17	559,000	568,957
6.80% Sr. Unsec. Nts., 12/15/18	287,000	310,558
6.90% Sr. Unsec. Nts., 4/15/38	221,000	288,845

9        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Food & Staples Retailing (Continued)
New Albertsons, Inc., 7.45% Sr. Unsec. Nts., 8/1/29	$740,000	$704,850
Omnicare, Inc., 4.75% Sr. Unsec. Nts., 12/1/22	1,765,000	1,879,630
Performance Food Group, Inc., 5.50% Sr. Unsec. Nts., 6/1/24[1]	495,000	507,375
Rite Aid Corp., 6.125% Sr. Unsec. Nts., 4/1/23[1]	2,250,000	2,238,750
Simmons Foods, Inc., 7.875% Sec. Nts., 10/1/21[1]	890,000	936,725
SUPERVALU, Inc.:
6.75% Sr. Unsec. Nts., 6/1/21	740,000	740,000
7.75% Sr. Unsec. Nts., 11/15/22	630,000	621,338
US Foods, Inc., 5.875% Sr. Unsec. Nts., 6/15/24[1]	125,000	130,313
Walgreens Boots Alliance, Inc.:
1.75% Sr. Unsec. Nts., 5/30/18	667,000	667,970
3.10% Sr. Unsec. Nts., 6/1/23	1,020,000	1,019,866
Wal-Mart Stores, Inc., 4.30% Sr. Unsec. Nts., 4/22/44	498,000	521,272

		15,601,832
Food Products—0.9%
B&G Foods, Inc., 5.25% Sr. Unsec. Nts., 4/1/25	260,000	262,763
Bunge Ltd. Finance Corp.:
3.20% Sr. Unsec. Nts., 6/15/17	615,000	617,098
3.25% Sr. Unsec. Nts., 8/15/26	590,000	571,313
8.50% Sr. Unsec. Nts., 6/15/19	400,000	453,926
Dean Foods Co., 6.50% Sr. Unsec. Nts., 3/15/23[1]	2,355,000	2,460,975
Dole Food Co., Inc., 7.25% Sr. Sec. Nts., 6/15/25[1,5]	780,000	781,950
ESAL GmbH, 6.25% Sr. Unsec. Nts., 2/5/23[1]	530,000	532,650
Ingredion, Inc., 1.80% Sr. Unsec. Nts., 9/25/17	635,000	635,375
JBS USA LUX SA/JBS USA Finance, Inc., 5.75% Sr. Unsec. Nts., 6/15/25[1]	1,315,000	1,334,725
JM Smucker Co. (The), 1.75% Sr. Unsec. Nts., 3/15/18	498,000	498,644
Kernel Holding SA, 8.75% Sr. Unsec. Nts., 1/31/22[1]	665,000	690,283
Kraft Heinz Foods Co.: 2.80% Sr. Unsec. Nts., 7/2/20	867,000	879,252
4.375% Sr. Unsec. Nts., 6/1/46	592,000	555,416
Lamb Weston Holdings, Inc., 4.875% Sr. Unsec. Nts., 11/1/26[1]	498,000	509,205
Mondelez International Holdings Netherlands BV, 1.625% Sr. Unsec. Nts., 10/28/19[1]	966,000	951,927
Pilgrim’s Pride Corp., 5.75% Sr. Unsec. Nts., 3/15/25[1]	910,000	921,375
Smithfield Foods, Inc., 2.70% Sr. Unsec. Nts., 1/31/20[1]	932,000	932,513
TreeHouse Foods, Inc., 6% Sr. Unsec. Nts., 2/15/24[1]	1,445,000	1,520,863
WhiteWave Foods Co. (The), 5.375% Sr. Unsec. Nts., 10/1/22	670,000	730,300

		15,840,553
Household Products—0.1%
Kronos Acquisition Holdings, Inc., 9% Sr. Unsec. Nts., 8/15/23[1]	645,000	657,900
Spectrum Brands, Inc., 6.125% Sr. Unsec. Nts., 12/15/24	360,000	382,500

		1,040,400
Personal Products—0.4%
Avon International Operations, Inc., 7.875% Sr. Sec. Nts., 8/15/22[1]	3,225,000	3,418,500

	Principal Amount	Value
Personal Products (Continued)

Edgewell Personal Care Co., 4.70% Sr. Unsec. Nts., 5/24/22	$85,000	$88,825
Revlon Consumer Products Corp.:
5.75% Sr. Unsec. Nts., 2/15/21	2,495,000	2,504,356
6.25% Sr. Unsec. Nts., 8/1/24	500,000	500,000

		6,511,681
Tobacco—0.2%
Altria Group, Inc., 3.875% Sr. Unsec. Nts., 9/16/46	588,000	546,270
Imperial Brands Finance plc, 2.05% Sr. Unsec. Nts., 7/20/18[1]	947,000	947,895
Reynolds American, Inc., 5.85% Sr. Unsec. Nts., 8/15/45	312,000	368,033
Vector Group Ltd., 6.125% Sr. Sec. Nts., 2/1/25[1]	2,300,000	2,354,625

		4,216,823
Energy—8.1%
Energy Equipment & Services—1.3%
Ensco plc, 5.20% Sr. Unsec. Nts., 3/15/25	685,000	597,662
Exterran Energy Solutions LP/EES Finance Corp., 8.125% Sr. Unsec. Nts., 5/1/25[1,5]	260,000	265,037
Halliburton Co., 5% Sr. Unsec. Nts., 11/15/45	257,000	270,966
Helmerich & Payne International Drilling Co., 4.65% Sr. Unsec. Nts., 3/15/25	247,000	257,178
McDermott International, Inc., 8% Sec. Nts., 5/1/21[1]	1,875,000	1,921,875
Noble Holding International Ltd., 7.75% Sr. Unsec. Nts., 1/15/24	760,000	733,400
Parker Drilling Co., 6.75% Sr. Unsec. Nts., 7/15/22	1,665,000	1,490,175
Pertamina Persero PT: 5.625% Sr. Unsec. Nts., 5/20/43[1]	962,000	989,965
6.45% Sr. Unsec. Nts., 5/30/44[1]	2,910,000	3,292,470
Pioneer Energy Services Corp., 6.125% Sr. Unsec. Nts., 3/15/22	1,515,000	1,386,225
Rowan Cos., Inc., 7.375% Sr. Unsec. Nts., 6/15/25	1,775,000	1,797,188
Schlumberger Holdings Corp.:
1.90% Sr. Unsec. Nts., 12/21/17[1]	789,000	790,474
4.00% Sr. Unsec. Nts., 12/21/25[1]	528,000	550,808
Sinopec Group Overseas Development 2014 Ltd., 1.75% Sr. Unsec. Nts., 4/10/17[1]	637,000	637,027
Transocean, Inc., 9% Sr. Unsec. Nts., 7/15/23[1]	2,155,000	2,311,238
Trinidad Drilling Ltd., 6.625% Sr. Unsec. Nts., 2/15/25[1]	385,000	385,481
Unit Corp., 6.625% Sr. Sub. Nts., 5/15/21	2,095,000	2,074,050
Weatherford International Ltd., 9.875% Sr. Unsec. Nts., 2/15/24[1]	1,327,000	1,542,638

		21,293,857
Oil, Gas & Consumable Fuels—6.8%
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp., 7.875% Sr. Unsec. Nts., 12/15/24[1]	1,010,000	1,055,450
Anadarko Petroleum Corp.:
4.50% Sr. Unsec. Nts., 7/15/44	168,000	159,035
6.20% Sr. Unsec. Nts., 3/15/40	175,000	198,203
Apache Corp., 4.75% Sr. Unsec. Nts., 4/15/43	317,000	318,529
Ardagh Packaging Finance plc/Ardagh Holdings USA, Inc., 6% Sr. Unsec. Nts., 2/15/25[1]	2,630,000	2,657,944

10        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount	Value

Oil, Gas & Consumable Fuels (Continued)

Baytex Energy Corp., 5.625% Sr. Unsec. Nts., 6/1/24[1]	$1,635,000	$1,446,975

Bharat Petroleum Corp. Ltd., 4% Sr. Unsec. Nts., 5/8/25	2,105,000	2,135,554

Bill Barrett Corp.:
7.00% Sr. Unsec. Nts., 10/15/22	1,370,000	1,301,500
7.625% Sr. Unsec. Nts., 10/1/19	2,113,000	2,091,870

Blue Racer Midstream LLC/Blue Racer Finance Corp., 6.125% Sr. Unsec. Nts., 11/15/22[1]	570,000	579,975

Boardwalk Pipelines LP, 4.95% Sr. Unsec. Nts., 12/15/24	480,000	506,235

BP Capital Markets plc, 1.676% Sr. Unsec. Nts., 5/3/19	967,000	962,444

Buckeye Partners LP, 3.95% Sr. Unsec. Nts., 12/1/26	230,000	225,683

Bukit Makmur Mandiri Utama PT, 7.75% Sr. Unsec. Nts., 2/13/22[1]	450,000	466,828

California Resources Corp., 8% Sec. Nts., 12/15/22[1]	1,713,000	1,402,519

Calumet Specialty Products Partners LP/ Calumet Finance Corp., 6.50% Sr. Unsec. Nts., 4/15/21	1,940,000	1,651,425

Carrizo Oil & Gas, Inc., 6.25% Sr. Unsec. Nts., 4/15/23	2,525,000	2,543,937

Cheniere Corpus Christi Holdings LLC, 7% Sr. Sec. Nts., 6/30/24[1]	2,065,000	2,284,406

Chesapeake Energy Corp.:
6.125% Sr. Unsec. Nts., 2/15/21	520,000	507,000
8.00% Sec. Nts., 12/15/22[1]	1,800,000	1,892,250
8.00% Sr. Unsec. Nts., 1/15/25[1]	760,000	762,850

Chevron Corp., 1.561% Sr. Unsec. Nts., 5/16/19	972,000	969,018

CITGO Petroleum Corp., 6.25% Sr. Sec. Nts., 8/15/22[1]	70,000	71,225

Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., 12% Sec. Nts., 11/1/21	1,440,000	1,558,800

CNOOC Finance 2011 Ltd., 4.25% Sr. Unsec. Nts., 1/26/21[1]	650,000	681,535

CNOOC Nexen Finance 2014 ULC, 1.625% Sr. Unsec. Nts., 4/30/17	546,000	546,131

Columbia Pipeline Group, Inc., 4.50% Sr. Unsec. Nts., 6/1/25	458,000	480,598

ConocoPhillips Co.:
4.95% Sr. Unsec. Nts., 3/15/26	108,000	120,074
5.95% Sr. Unsec. Nts., 3/15/46	230,000	286,399

CONSOL Energy, Inc.:
5.875% Sr. Unsec. Nts., 4/15/22	2,730,000	2,712,937
8.00% Sr. Unsec. Nts., 4/1/23	1,320,000	1,394,250

Continental Resources, Inc., 5% Sr. Unsec. Nts., 9/15/22	520,000	527,150

CVR Refining LLC/Coffeyville Finance, Inc., 6.50% Sr. Unsec. Nts., 11/1/22	1,400,000	1,417,500

Denbury Resources, Inc.:
5.50% Sr. Sub. Nts., 5/1/22	662,000	519,670
6.375% Sr. Sub. Nts., 8/15/21	1,575,000	1,299,375
9.00% Sec. Nts., 5/15/21[1]	1,140,000	1,208,400

Devon Energy Corp., 4.75% Sr. Unsec. Nts., 5/15/42	292,000	282,185

Energy Transfer Equity LP, 7.50% Sr. Sec. Nts., 10/15/20	2,150,000	2,408,000

Energy Transfer Partners LP, 5.30% Sr. Unsec. Nts., 4/15/47	255,000	245,675

EnLink Midstream Partners LP, 4.85% Sr. Unsec. Nts., 7/15/26	233,000	240,843

Enterprise Products Operating LLC:
4.85% Sr. Unsec. Nts., 8/15/42	174,000	175,888
4.90% Sr. Unsec. Nts., 5/15/46	171,000	175,317

	Principal Amount	Value

Oil, Gas & Consumable Fuels (Continued)

EP Energy LLC/Everest Acquisition Finance, Inc.:
7.75% Sr. Unsec. Nts., 9/1/22	$645,000	$543,412
8.00% Sr. Sec. Nts., 11/29/24[1]	1,260,000	1,329,300
8.00% Sec. Nts., 2/15/25[1]	1,022,000	955,570
9.375% Sr. Unsec. Nts., 5/1/20	635,000	601,662

EQT Midstream Partners LP, 4.125% Sr. Unsec. Nts., 12/1/26	337,000	334,363

Foresight Energy LLC/Foresight Energy Finance Corp., 11.50% Sec. Nts., 4/1/23[1]	1,300,000	1,217,125

Gazprom OAO Via Gaz Capital SA, 4.95% Sr. Unsec. Nts., 7/19/22[1]	2,755,000	2,861,966

Genesis Energy LP/Genesis Energy Finance Corp.:
5.75% Sr. Unsec. Nts., 2/15/21	515,000	524,012
6.00% Sr. Unsec. Nts., 5/15/23	885,000	893,850

Gulfport Energy Corp., 6% Sr. Unsec. Nts., 10/15/24[1]	1,765,000	1,720,875

Halcon Resources Corp.:
6.75% Sr. Unsec. Nts., 2/15/25[1]	1,035,000	1,021,545
12.00% Sec. Nts., 2/15/22[1]	274,000	321,265

Indian Oil Corp. Ltd., 5.75% Sr. Unsec. Nts., 8/1/23	1,305,000	1,463,351

Jones Energy Holdings LLC/Jones Energy Finance Corp., 6.75% Sr. Unsec. Nts., 4/1/22	1,888,000	1,614,240

KazMunayGas National Co. JSC:
4.40% Sr. Unsec. Nts., 4/30/23[1]	280,000	282,712
6.375% Sr. Unsec. Nts., 4/9/21[1]	1,785,000	1,964,919
7.00% Sr. Unsec. Nts., 5/5/20[1]	1,880,000	2,077,659

Kinder Morgan, Inc., 5.55% Sr. Unsec. Nts., 6/1/45	754,000	775,781

LBC Tank Terminals Holding Netherlands BV, 6.875% Sr. Unsec. Nts., 5/15/23[1]	1,055,000	1,099,964

MEG Energy Corp.:
6.50% Sec. Nts., 1/15/25[1]	520,000	521,950
7.00% Sr. Unsec. Nts., 3/31/24[1]	1,355,000	1,219,500

Murphy Oil Corp.:
4.70% Sr. Unsec. Nts., 12/1/22	785,000	763,412
6.875% Sr. Unsec. Nts., 8/15/24	720,000	765,000

Murray Energy Corp., 11.25% Sec. Nts., 4/15/21[1]	2,495,000	1,939,862

Newfield Exploration Co., 5.625% Sr. Unsec. Nts., 7/1/24	515,000	545,256

NGL Energy Partners LP/NGL Energy Finance Corp.:
6.125% Sr. Unsec. Nts., 3/1/25[1]	1,295,000	1,262,625
6.875% Sr. Unsec. Nts., 10/15/21	630,000	645,750
7.50% Sr. Unsec. Nts., 11/1/23[1]	885,000	918,187

Noble Energy, Inc., 5.05% Sr. Unsec. Nts., 11/15/44	240,000	245,668

Novatek OAO via Novatek Finance DAC, 4.422% Sr. Unsec. Nts., 12/13/22[1]	705,000	718,653

Oasis Petroleum, Inc.:
6.875% Sr. Unsec. Nts., 3/15/22	1,110,000	1,140,525
6.875% Sr. Unsec. Nts., 1/15/23	1,545,000	1,579,762

ONEOK Partners LP, 4.90% Sr. Unsec. Nts., 3/15/25	421,000	446,326

ONEOK, Inc., 7.50% Sr. Unsec. Nts., 9/1/23	1,460,000	1,708,434

PBF Holding Co. LLC/PBF Finance Corp., 7% Sr. Sec. Nts., 11/15/23	2,815,000	2,836,113

Peabody Energy Corp.:
6.00% Sr. Unsec. Nts., 11/15/18	1,110,000	488,400
10.00% Sec. Nts., 3/15/22[1]	2,075,000	1,514,750

Peabody Securities Finance Corp.:
6.00% Sr. Sec. Nts., 3/31/22[1]	510,000	509,363
6.375% Sr. Sec. Nts., 3/31/25[1]	515,000	511,781

11        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value

Oil, Gas & Consumable Fuels (Continued)

Petrobras Global Finance BV:
4.375% Sr. Unsec. Nts., 5/20/23		$1,730,000	$1,643,500
6.125% Sr. Unsec. Nts., 1/17/22		490,000	514,990
7.375% Sr. Unsec. Nts., 1/17/27		1,067,000	1,130,700
8.375% Sr. Unsec. Nts., 5/23/21		3,690,000	4,183,538
8.75% Sr. Unsec. Nts., 5/23/26		1,900,000	2,204,000

Petroleos Mexicanos:
3.75% Sr. Unsec. Nts., 2/21/24[10]	EUR	205,000	222,943
3.75% Sr. Unsec. Nts., 4/16/26	EUR	1,045,000	1,102,952
4.625% Sr. Unsec. Nts., 9/21/23		2,580,000	2,601,285
5.375% Sr. Unsec. Nts., 3/13/22[1]		510,000	536,622
6.375% Sr. Unsec. Nts., 2/4/21		855,000	929,582
6.875% Sr. Unsec. Nts., 8/4/26		1,145,000	1,273,813

Phillips 66 Partners LP, 3.605% Sr. Unsec. Nts., 2/15/25		817,000	796,879

Proven Glory Capital Ltd., 4% Sr. Unsec. Nts., 2/21/27[10]		290,000	287,610

Rain CII Carbon LLC/CII Carbon Corp., 7.25% Sec. Nts., 4/1/25[1]		1,820,000	1,798,388

Resolute Energy Corp., 8.50% Sr. Unsec. Nts., 5/1/20		1,385,000	1,402,313

Rose Rock Midstream LP/Rose Rock Finance Corp., 5.625% Sr. Unsec. Nts., 11/15/23		545,000	536,825

Sabine Pass Liquefaction LLC, 4.20% Sr. Sec. Nts., 3/15/28[1]		465,000	458,316

Sanchez Energy Corp.:
6.125% Sr. Unsec. Nts., 1/15/23		1,355,000	1,263,538
7.75% Sr. Unsec. Nts., 6/15/21		405,000	401,963

Shell International Finance BV, 4% Sr. Unsec. Nts., 5/10/46		355,000	342,133

Southwestern Energy Co., 5.80% Sr. Unsec. Nts., 1/23/20		780,000	791,213

Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 5.75% Sr. Unsec. Nts., 4/15/25		515,000	515,000

Sunoco LP/Sunoco Finance Corp., 6.375% Sr. Unsec. Nts., 4/1/23		755,000	770,100

Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp., 5.50% Sr. Unsec. Nts., 9/15/24[1]		500,000	505,000

Tesoro Corp., 5.125% Sr. Unsec. Nts., 12/15/26[1]		910,000	959,140

Tesoro Logistics LP/Tesoro Logistics Finance Corp., 5.25% Sr. Unsec. Nts., 1/15/25		664,000	695,540

TransCanada PipeLines Ltd., 1.625% Sr. Unsec. Nts., 11/9/17		968,000	968,143

Ultrapar International SA, 5.25% Sr. Unsec. Nts., 10/6/26[1]		495,000	495,000

WildHorse Resource Development Corp., 6.875% Sr. Unsec. Nts., 2/1/25[1]		1,280,000	1,225,600

WPX Energy, Inc.:
5.25% Sr. Unsec. Nts., 9/15/24		585,000	568,913
8.25% Sr. Unsec. Nts., 8/1/23		1,140,000	1,273,950

			116,755,959

Financials—7.5%

Capital Markets—1.8%

Affinion Group, Inc., 7.875% Sr. Unsec. Nts., 12/15/18		2,095,000	1,856,694

Apollo Management Holdings LP, 4% Sr. Unsec. Nts., 5/30/24[1]		765,000	767,742

Bank of New York Mellon Corp. (The), 3% Sub. Nts., 10/30/28		401,000	382,049

Brookfield Asset Management, Inc., 4% Sr. Unsec. Nts., 1/15/25		873,000	880,210

Brookfield Residential Properties, Inc., 6.50% Sr. Unsec. Nts., 12/15/20[1]		2,025,000	2,103,469

	Principal Amount	Value

Capital Markets (Continued)

Credit Suisse AG (New York), 3.625% Sr. Unsec. Nts., 9/9/24	$512,000	$520,198

Credit Suisse Group Funding Guernsey Ltd., 4.55% Sr. Unsec. Nts., 4/17/26	360,000	372,730

Diamond Resorts International, Inc.:
7.75% Sr. Sec. Nts., 9/1/23[1]	1,385,000	1,454,250
10.75% Sr. Unsec. Nts., 9/1/24[1]	850,000	888,250

Drawbridge Special Opportunities Fund LP/Drawbridge Special Opportunities Finance Corp., 5% Sr. Unsec. Nts., 8/1/21[1]	3,145,000	3,096,806

E*TRADE Financial Corp., 5.875% Jr. Sub. Perpetual Bonds[2,11]	1,893,000	1,954,996

Enviva Partners LP/Enviva Partners Finance Corp., 8.50% Sr. Unsec. Nts., 11/1/21[1]	1,235,000	1,313,731

Equate Petrochemical BV, 4.25% Sr. Unsec. Nts., 11/3/26[1]	1,010,000	1,012,545

Flex Acquisition Co., Inc., 6.875% Sr. Unsec. Nts., 1/15/25[1]	1,530,000	1,564,425

Goldman Sachs Group, Inc. (The):
3.50% Sr. Unsec. Nts., 11/16/26	556,000	545,419
3.75% Sr. Unsec. Nts., 2/25/26	548,000	552,473
3.85% Sr. Unsec. Nts., 1/26/27	1,115,000	1,122,175

KCG Holdings, Inc., 6.875% Sr. Sec. Nts., 3/15/20[1]	1,275,000	1,313,250

Macquarie Bank Ltd. (London), 6.125% Jr. Sub. Perpetual Bonds[1,2,11]	899,000	905,742

Morgan Stanley:
4.375% Sr. Unsec. Nts., 1/22/47	756,000	754,208
5.00% Sub. Nts., 11/24/25	869,000	934,672

MPH Acquisition Holdings LLC, 7.125% Sr. Unsec. Nts., 6/1/24[1]	495,000	533,424

MSCI, Inc., 4.75% Sr. Unsec. Nts., 8/1/26[1]	910,000	921,375

Prime Security Services Borrower LLC/ Prime Finance, Inc., 9.25% Sec. Nts., 5/15/23[1]	495,000	543,881

Raymond James Financial, Inc., 3.625% Sr. Unsec. Nts., 9/15/26	543,000	535,579

Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., 6.125% Sr. Sec. Nts., 8/15/21[1]	375,000	382,500

S&P Global, Inc., 2.50% Sr. Unsec. Nts., 8/15/18	941,000	948,692

Springleaf Finance Corp., 8.25% Sr. Unsec. Nts., 12/15/20	490,000	536,550

UBS Group AG, 7.125% Jr. Sub. Perpetual Bonds[2,11]	890,000	937,151

UBS Group Funding Jersey Ltd., 4.125% Sr. Unsec. Nts., 4/15/26[1]	584,000	594,725

UBS Group Funding Switzerland AG, 4.253% Sr. Unsec. Nts., 3/23/28[1]	377,000	382,403

		30,612,314

Commercial Banks—2.5%

Astana Finance JSC, 9.16% Sr. Unsec. Nts., 3/14/12[9]	315,159	—

Australia & New Zealand Banking Group Ltd. (United Kingdom), 6.75% Jr. Sub. Perpetual Bonds[1,2,11]	105,000	115,608

Banco Bilbao Vizcaya Argentaria SA, 9% Jr. Sub. Perpetual Bonds[2,11]	940,000	987,926

Banco Macro SA, 6.75% Sub. Nts., 11/4/26[1,2]	265,000	266,643

Banco Santander SA, 6.375% Jr. Sub. Perpetual Bonds[2,11]	650,000	646,142

Bank of America Corp.:
3.248% Sr. Unsec. Nts., 10/21/27	803,000	765,983
3.824% Sr. Unsec. Nts., 1/20/28[2]	563,000	565,290

12        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount	Value
Commercial Banks (Continued)
Bank of America Corp.: (Continued)
7.75% Jr. Sub. Nts., 5/14/38	$645,000	$888,484
8.00% Jr. Sub. Perpetual Bonds, Series K, Series K2,11	993,000	1,024,031
Bank of China Ltd., 5% Sub. Nts., 11/13/24[1]	575,000	611,999
BankAmerica Capital III, 1.593% Jr. Sub. Nts., 1/15/27[2]	420,000	378,525
BB&T Corp., 2.05% Sr. Unsec. Nts., 5/10/21	993,000	978,175
BNP Paribas SA, 6.75% Jr. Sub. Perpetual Bonds[1,2,11]	915,000	927,581
China Construction Bank Corp., 3.875% Sub. Nts., 5/13/25[2]	1,075,000	1,093,864
CIT Group, Inc., 4.25% Sr. Unsec. Nts., 8/15/17	575,000	580,750
Citigroup, Inc., 4.75% Sub. Nts., 5/18/46	440,000	435,771
Citizens Bank NA (Providence RI), 2.55% Sr. Unsec. Nts., 5/13/21	776,000	772,267
Constellis Holdings LLC/Constellis Finance Corp., 9.75% Sec. Nts., 5/15/20[1]	1,420,000	1,526,500
Credit Agricole SA, 7.875% Jr. Sub. Perpetual Bonds[1,2,11]	935,000	953,349
Credit Agricole SA (London), 4.125% Sr. Unsec. Nts., 1/10/27[1]	966,000	960,114
Credit Bank of Moscow Via CBOM Finance plc, 7.50% Sub. Nts., 10/5/27[1,2,5]	695,000	706,761
Danske Bank AS, 2.80% Sr. Unsec. Nts., 3/10/21[1]	525,000	529,678
Fifth Third Bancorp, 5.10% Jr. Sub. Perpetual Bonds[2,11]	250,000	248,125
Fifth Third Bank (Cincinnati OH), 3.85% Sub. Nts., 3/15/26	491,000	495,795
First Republic Bank, 4.375% Sub. Nts., 8/1/46	405,000	391,137
Glencore Funding LLC, 4% Sr. Unsec. Nts., 4/16/25[1]	544,000	542,295
Global Bank Corp., 4.50% Sr. Unsec. Nts., 10/20/21[1]	605,000	600,765
Grupo Aval Ltd., 4.75% Sr. Unsec. Nts., 9/26/22[1]	825,000	827,063
HSBC Holdings plc, 4.041% Sr. Unsec. Nts., 3/13/28[2]	440,000	445,256
Huntington Bancshares, Inc.:
3.15% Sr. Unsec. Nts., 3/14/21	528,000	537,568
4.35% Sub. Nts., 2/4/23	660,000	688,159
ICICI Bank Ltd., 6.375% Jr. Sub. Nts., 4/30/22[1,2]	1,010,000	1,011,263
ING Bank NV, 2.75% Sr. Unsec. Nts., 3/22/21[1]	705,000	708,703
ING Groep NV, 3.95% Sr. Unsec. Nts., 3/29/27	403,000	403,293
JPMorgan Chase & Co.:
3.782% Sr. Unsec. Nts., 2/1/28[2]	1,649,000	1,666,301
4.26% Sr. Unsec. Nts., 2/22/48[2]	379,000	379,297
7.90% Jr. Sub. Perpetual Bonds, Series 1, Series 1[2,11]	1,085,000	1,125,688
Kenan Advantage Group, Inc. (The), 7.875% Sr. Unsec. Nts., 7/31/23[1]	1,360,000	1,397,400
KeyBank NA (Cleveland OH), 3.40% Sub. Nts., 5/20/26	833,000	811,569
Krung Thai Bank PCL (Cayman Islands), 5.20% Sub. Nts., 12/26/24[2]	440,000	456,680
Lloyds Banking Group plc:
3.75% Sr. Unsec. Nts., 1/11/27	1,045,000	1,029,278
6.413% Jr. Sub. Perpetual Bonds[1,2,11]	566,000	612,695
7.50% Jr. Sub. Perpetual Bonds[2,11]	910,000	964,691

	Principal Amount		Value
Commercial Banks (Continued)
PNC Bank NA:
2.55% Sr. Unsec. Nts., 12/9/21		$399,000	$398,356
2.625% Sr. Unsec. Nts., 2/17/22		194,000	194,230
Pontis IV Ltd., 5.125% Sr. Sec. Nts., 3/31/27[1]		365,000	366,046
Regions Bank (Birmingham AL), 2.25% Sr. Unsec. Nts., 9/14/18		477,000	478,603
Royal Bank of Scotland Group plc, 7.64% Jr. Sub. Perpetual Bonds[2,11]		1,387,000	1,300,313
Sberbank of Russia Via SB Capital SA, 5.50% Sub. Nts., 2/26/24[1,2]		1,130,000	1,165,911
Skandinaviska Enskilda Banken AB, 2.80% Sr. Unsec. Nts., 3/11/22		944,000	946,921
Standard Chartered plc, 2.549% Jr. Sub. Perpetual Bonds[1,2,11]		1,100,000	921,250
SunTrust Bank (Atlanta GA), 3.30% Sub. Nts., 5/15/26		417,000	405,640
Swedbank AB:
2.65% Sr. Unsec. Nts., 3/10/21[1]		557,000	560,073
2.80% Sr. Unsec. Nts., 3/14/22[1]		378,000	378,869
TC Ziraat Bankasi AS, 4.75% Sr. Unsec. Nts., 4/29/21[1]		250,000	246,271
Turkiye Halk Bankasi AS, 5% Sr. Unsec. Nts., 7/13/21[1]		515,000	495,167
Turkiye Is Bankasi, 5.375% Sr. Unsec. Nts., 10/6/21[1]		300,000	297,096
Turkiye Vakiflar Bankasi TAO, 6.875% Sub. Nts., 2/3/25[1,2]		625,000	625,151
US Bancorp, 3.10% Sub. Nts., 4/27/26		586,000	576,003
Wells Fargo & Co.:
4.75% Sub. Nts., 12/7/46		558,000	571,773
7.98% Jr. Sub. Perpetual Bonds, Series K, Series K2,11		941,000	980,993
5.90% Jr. Sub. Perpetual Bonds, Series S, Series S2,11		718,000	750,561
			42,717,689
Consumer Finance—0.9%
Ahern Rentals, Inc., 7.375% Sec. Nts., 5/15/23[1]		2,310,000	1,998,150
Ally Financial, Inc.:
4.25% Sr. Unsec. Nts., 4/15/21		740,000	756,650
4.625% Sr. Unsec. Nts., 5/19/22		1,000,000	1,022,500
4.625% Sr. Unsec. Nts., 3/30/25		903,000	901,871
5.75% Sub. Nts., 11/20/25		1,325,000	1,361,437
American Express Co., 4.90% Jr. Sub. Perpetual Bonds[2,11]		758,000	758,000
American Express Credit Corp., 2.70% Sr. Unsec. Nts., 3/3/22		1,510,000	1,509,494
Capital One Financial Corp.:
3.20% Sr. Unsec. Nts., 2/5/25		175,000	169,726
3.75% Sr. Unsec. Nts., 3/9/27		967,000	959,100
Discover Financial Services:
3.75% Sr. Unsec. Nts., 3/4/25		606,000	595,448
4.10% Sr. Unsec. Nts., 2/9/27		374,000	374,838
Electricite de France SA, 6.50% Sr. Unsec. Nts., 1/26/19[1]		561,000	604,232
Navient Corp.:
6.50% Sr. Unsec. Nts., 6/15/22		535,000	540,350
6.625% Sr. Unsec. Nts., 7/26/21		505,000	523,938
7.25% Sr. Unsec. Nts., 1/25/22		2,300,000	2,397,060
Synchrony Financial, 4.50% Sr. Unsec. Nts., 7/23/25		172,000	176,794
			14,649,588
Diversified Financial Services—0.2%
Berkshire Hathaway Energy Co., 2% Sr. Unsec. Nts., 11/15/18		267,000	267,920
JPMorgan Hipotecaria su Casita, 6.47% Sec. Nts., 8/26/35[1,12]	MXN	5,808,600	31,059

13        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount		Value
Diversified Financial Services (Continued)
Park Aerospace Holdings Ltd., 5.50% Sr. Unsec. Nts., 2/15/24[1]		$1,020,000	$1,067,175
Peachtree Corners Funding Trust, 3.976% Sr. Unsec. Nts., 2/15/25[1]		445,000	447,525
Suntory Holdings Ltd., 1.65% Sr. Unsec. Nts., 9/29/17[1]		327,000	327,092
Voya Financial, Inc., 5.65% Jr. Sub. Nts., 5/15/53[2]		810,000	826,200
			2,966,971
Insurance—0.5%
Arch Capital Finance LLC, 4.011% Sr. Unsec. Nts., 12/15/26		558,000	573,228
AXIS Specialty Finance plc, 5.15% Sr. Unsec. Nts., 4/1/45		600,000	611,410
Manulife Financial Corp., 4.061% Sub. Nts., 2/24/32[2]		565,000	567,111
Marsh & McLennan Cos., Inc., 4.35% Sr. Unsec. Nts., 1/30/47		404,000	408,791
MetLife, Inc., 5.25% Jr. Sub. Perpetual Bonds[2,11]		936,000	967,902
NFP Corp., 9% Sr. Unsec. Nts., 7/15/21[1]		1,715,000	1,818,929
Prudential Financial, Inc.:
5.20% Jr. Sub. Nts., 3/15/44[2]		712,000	731,936
5.375% Jr. Sub. Nts., 5/15/45[2]		617,000	647,233
TIAA Asset Management Finance Co. LLC, 4.125% Sr. Unsec. Nts., 11/1/24[1]		914,000	932,805
XLIT Ltd., 6.50% Jr. Sub. Perpetual Bonds[2,11]		750,000	631,875
			7,891,220
Real Estate Investment Trusts (REITs)—1.2%
American Tower Corp.:
2.80% Sr. Unsec. Nts., 6/1/20		616,000	620,817
5.90% Sr. Unsec. Nts., 11/1/21		279,000	312,451
Banco Invex SA/Hipotecaria Credito y Casa SA de CV, 6.45% Sec. Nts., 3/13/34[9,12]	MXN	4,830,531	—
Boston Properties LP, 3.70% Sr. Unsec. Nts., 11/15/18		593,000	607,935
CTR Partnership LP/CareTrust Capital Corp., 5.875% Sr. Unsec. Nts., 6/1/21		760,000	782,800
DuPont Fabros Technology LP, 5.875% Sr. Unsec. Nts., 9/15/21		1,535,000	1,597,359
Equinix, Inc.:
5.375% Sr. Unsec. Nts., 5/15/27		780,000	804,375
5.875% Sr. Unsec. Nts., 1/15/26		1,135,000	1,210,194
FelCor Lodging LP, 6% Sr. Unsec. Nts., 6/1/25		1,035,000	1,086,750
GLP Capital LP/GLP Financing II, Inc., 5.375% Sr. Unsec. Nts., 11/1/23		810,000	862,650
HCP, Inc., 5.625% Sr. Unsec. Nts., 5/1/17		332,000	332,991
Iron Mountain US Holdings, Inc., 5.375% Sr. Unsec. Nts., 6/1/26[1]		995,000	997,488
iStar, Inc.:
4.875% Sr. Unsec. Nts., 7/1/18		1,145,000	1,156,450
5.00% Sr. Unsec. Nts., 7/1/19		905,000	916,313
6.00% Sr. Unsec. Nts., 4/1/22		1,560,000	1,585,350
Lamar Media Corp., 5.75% Sr. Unsec. Nts., 2/1/26		620,000	665,725
MPT Operating Partnership LP/MPT Finance Corp., 6.375% Sr. Unsec. Nts., 3/1/24		740,000	799,200
Outfront Media Capital LLC/Outfront Media Capital Corp., 5.875% Sr. Unsec. Nts., 3/15/25		2,230,000	2,344,287
Starwood Property Trust, Inc., 5% Sr. Unsec. Nts., 12/15/21[1]		760,000	790,400
Trust F/1401, 5.25% Sr. Unsec. Nts., 1/30/26[1]		1,195,000	1,206,950

	Principal Amount	Value
Real Estate Investment Trusts (REITs) (Continued)
Uniti Group, Inc./CSL Capital LLC:
7.125% Sr. Unsec. Nts., 12/15/24[1]	$760,000	$773,300
8.25% Sr. Unsec. Nts., 10/15/23	1,320,000	1,399,200
WEA Finance LLC/Westfield UK & Europe Finance plc, 1.75% Sr. Unsec. Nts., 9/15/17[1]	434,000	434,159
Welltower, Inc., 2.25% Sr. Unsec. Nts., 3/15/18	130,000	130,593
		21,417,737
Real Estate Management & Development—0.3%
Jababeka International BV, 6.50% Sr. Unsec. Nts., 10/5/23[1]	700,000	723,474
Mattamy Group Corp.:
6.50% Sr. Unsec. Nts., 11/15/20[1]	1,010,000	1,042,825
6.875% Sr. Unsec. Nts., 12/15/23[1]	505,000	526,463
O1 Properties Finance plc, 8.25% Sr. Unsec. Nts., 9/27/21[1]	155,000	154,554
Realogy Group LLC/Realogy Co.-Issuer Corp.:
4.875% Sr. Unsec. Nts., 6/1/23[1]	1,240,000	1,221,400
5.25% Sr. Unsec. Nts., 12/1/21[1]	985,000	1,029,325
Shea Homes LP/Shea Homes Funding Corp., 6.125% Sr. Unsec. Nts., 4/1/25[1]	1,065,000	1,070,325
		5,768,366
Thrifts & Mortgage Finance—0.1%
Quicken Loans, Inc., 5.75% Sr. Unsec. Nts., 5/1/25[1]	2,425,000	2,394,688
Health Care—3.5%
Biotechnology—0.3%
AbbVie, Inc.:
3.60% Sr. Unsec. Nts., 5/14/25	440,000	440,810
4.70% Sr. Unsec. Nts., 5/14/45	150,000	150,141
Biogen, Inc., 5.20% Sr. Unsec. Nts., 9/15/45	236,000	256,039
Celgene Corp.:
2.125% Sr. Unsec. Nts., 8/15/18	946,000	950,756
3.875% Sr. Unsec. Nts., 8/15/25	428,000	438,178
5.00% Sr. Unsec. Nts., 8/15/45	104,000	109,244
Gilead Sciences, Inc., 4.75% Sr. Unsec. Nts., 3/1/46	396,000	404,749
Shire Acquisitions Investments Ireland DAC:
1.90% Sr. Unsec. Nts., 9/23/19	964,000	956,885
3.20% Sr. Unsec. Nts., 9/23/26	744,000	711,850
		4,418,652
Health Care Equipment & Supplies—0.3%
Abbott Laboratories:
2.35% Sr. Unsec. Nts., 11/22/19	927,000	931,305
4.90% Sr. Unsec. Nts., 11/30/46	381,000	396,583
Baxter International, Inc., 2.60% Sr. Unsec. Nts., 8/15/26	458,000	429,986
Boston Scientific Corp., 3.85% Sr. Unsec. Nts., 5/15/25	743,000	755,596
DJO Finco, Inc./DJO Finance LLC/ DJO Finance Corp., 8.125% Sec. Nts., 6/15/21[1]	580,000	503,150
Hill-Rom Holdings, Inc., 5.75% Sr. Unsec. Nts., 9/1/23[1]	680,000	708,050
Jaguar Holding Co. II/Pharmaceutical Product Development LLC, 6.375% Sr. Unsec. Nts., 8/1/23[1]	510,000	534,225
Medtronic, Inc., 4.625% Sr. Unsec. Nts., 3/15/45	441,000	474,819
		4,733,714
Health Care Providers & Services—1.7%
Acadia Healthcare Co., Inc.:
5.625% Sr. Unsec. Nts., 2/15/23	830,000	863,714

14        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount	Value
Health Care Providers & Services (Continued)
Acadia Healthcare Co., Inc.: (Continued)
6.50% Sr. Unsec. Nts., 3/1/24	$250,000	$263,750
Centene Corp.:
4.75% Sr. Unsec. Nts., 5/15/22	2,110,000	2,178,575
6.125% Sr. Unsec. Nts., 2/15/24	245,000	263,681
CHS/Community Health Systems, Inc.:
6.25% Sr. Sec. Nts., 3/31/23	1,560,000	1,592,175
6.875% Sr. Unsec. Nts., 2/1/22	3,755,000	3,229,300
7.125% Sr. Unsec. Nts., 7/15/20	345,000	317,400
8.00% Sr. Unsec. Nts., 11/15/19	1,000,000	983,750
DaVita, Inc., 5.125% Sr. Unsec. Nts., 7/15/24	1,435,000	1,452,041
Envision Healthcare Corp., 5.125% Sr. Unsec. Nts., 7/1/22[1]	590,000	603,458
FGI Operating Co. LLC/FGI Finance, Inc., 7.875% Sec. Nts., 5/1/20	1,008,000	710,640
Fresenius Medical Care US Finance II, Inc.:
4.75% Sr. Unsec. Nts., 10/15/24[1]	785,000	800,700
5.875% Sr. Unsec. Nts., 1/31/22[1]	370,000	402,375
HCA, Inc.:
5.375% Sr. Unsec. Nts., 2/1/25	700,000	729,750
7.50% Sr. Unsec. Nts., 2/15/22	2,995,000	3,433,019
HealthSouth Corp., 5.75% Sr. Unsec. Nts., 11/1/24	1,700,000	1,721,250
IASIS Healthcare LLC/IASIS Capital Corp., 8.375% Sr. Unsec. Nts., 5/15/19	2,720,000	2,618,000
Kindred Healthcare, Inc., 6.375% Sr. Unsec. Nts., 4/15/22	540,000	505,575
Laboratory Corp. of America Holdings, 3.60% Sr. Unsec. Nts., 2/1/25	557,000	551,671
McKesson Corp., 4.883% Sr. Unsec. Nts., 3/15/44	362,000	374,995
OCP SA, 4.50% Sr. Unsec. Nts., 10/22/25[1]	1,160,000	1,147,095
Select Medical Corp., 6.375% Sr. Unsec. Nts., 6/1/21	900,000	913,500
Tenet Healthcare Corp.:
6.75% Sr. Unsec. Nts., 6/15/23	1,685,000	1,659,725
7.50% Sec. Nts., 1/1/22[1]	505,000	546,662
8.125% Sr. Unsec. Nts., 4/1/22	1,040,000	1,089,400
Universal Hospital Services, Inc., 7.625% Sec. Nts., 8/15/20	725,000	725,000
		29,677,201
Life Sciences Tools & Services—0.1%
Quintiles IMS, Inc.:
4.875% Sr. Unsec. Nts., 5/15/23[1]	1,367,000	1,392,631
5.00% Sr. Unsec. Nts., 10/15/26[1]	346,000	348,162
Thermo Fisher Scientific, Inc.:
4.15% Sr. Unsec. Nts., 2/1/24	136,000	142,902
5.30% Sr. Unsec. Nts., 2/1/44	281,000	319,967
		2,203,662
Pharmaceuticals—1.1%
Actavis Funding SCS:
2.35% Sr. Unsec. Nts., 3/12/18	798,000	801,633
3.80% Sr. Unsec. Nts., 3/15/25	583,000	588,141
4.75% Sr. Unsec. Nts., 3/15/45	252,000	254,647
Concordia International Corp., 7% Sr. Unsec. Nts., 4/15/23[1]	585,000	115,538
Endo Finance LLC/Endo Finco, Inc., 5.375% Sr. Unsec. Nts., 1/15/23[1]	1,555,000	1,349,927
Endo Ltd./Endo Finance LLC/Endo Finco, Inc.:
6.00% Sr. Unsec. Nts., 7/15/23[1]	1,205,000	1,060,400
6.00% Sr. Unsec. Nts., 2/1/25[1]	210,000	180,075
Mallinckrodt International Finance SA/ Mallinckrodt CB LLC:
4.875% Sr. Unsec. Nts., 4/15/20[1]	520,000	523,250

	Principal Amount	Value
Pharmaceuticals (Continued)
Mallinckrodt International Finance SA/ Mallinckrodt CB LLC: (Continued)
5.50% Sr. Unsec. Nts., 4/15/25[1]	$1,320,000	$1,221,000
5.75% Sr. Unsec. Nts., 8/1/22[1]	930,000	921,165
Prestige Brands, Inc., 6.375% Sr. Unsec. Nts., 3/1/24[1]	370,000	390,350
Teva Pharmaceutical Finance Netherlands III BV, 1.70% Sr. Unsec. Nts., 7/19/19	880,000	870,373
Valeant Pharmaceuticals International, Inc.:
5.375% Sr. Unsec. Nts., 3/15/20[1]	700,000	629,125
5.50% Sr. Unsec. Nts., 3/1/23[1]	2,590,000	2,007,250
5.875% Sr. Unsec. Nts., 5/15/23[1]	1,845,000	1,441,406
6.125% Sr. Unsec. Nts., 4/15/25[1]	2,135,000	1,651,956
6.375% Sr. Unsec. Nts., 10/15/20[1]	520,000	473,200
6.75% Sr. Unsec. Nts., 8/15/21[1]	1,115,000	967,263
7.00% Sr. Sec. Nts., 3/15/24[1]	780,000	801,450
7.25% Sr. Unsec. Nts., 7/15/22[1]	1,150,000	986,125
7.50% Sr. Unsec. Nts., 7/15/21[1]	935,000	822,800
		18,057,074
Industrials—4.4%
Aerospace & Defense—0.7%
BAE Systems Holdings, Inc., 3.85% Sr. Unsec. Nts., 12/15/25[1]	674,000	692,822
Bombardier, Inc., 8.75% Sr. Unsec. Nts., 12/1/21[1]	2,675,000	2,935,813
CBC Ammo LLC/CBC FinCo, Inc., 7.25% Sr. Unsec. Nts., 11/15/21[1]	435,000	435,000
Embraer Netherlands Finance BV, 5.40% Sr. Unsec. Nts., 2/1/27	1,065,000	1,099,857
Hexcel Corp., 3.95% Sr. Unsec. Nts., 2/15/27	350,000	353,337
L3 Technologies, Inc., 3.85% Sr. Unsec. Nts., 12/15/26	239,000	242,776
LMI Aerospace, Inc., 7.375% Sec. Nts., 7/15/19	1,730,000	1,803,525
Northrop Grumman Corp., 4.75% Sr. Unsec. Nts., 6/1/43	510,000	553,478
Rockwell Collins, Inc., 4.35% Sr. Unsec. Nts., 4/15/47[5]	339,000	338,378
Textron, Inc.:
3.65% Sr. Unsec. Nts., 3/15/27	233,000	231,835
4.30% Sr. Unsec. Nts., 3/1/24	293,000	307,985
TransDigm, Inc., 6.375% Sr. Sub. Nts., 6/15/26	1,345,000	1,349,156
Triumph Group, Inc., 5.25% Sr. Unsec. Nts., 6/1/22	2,175,000	2,098,875
United Technologies Corp., 1.778% Jr. Sub. Nts., 5/4/18[2]	170,000	169,990
		12,612,827
Air Freight & Couriers—0.2%
CEVA Group plc, 7% Sr. Sec. Nts., 3/1/21[1]	1,475,000	1,323,812
FedEx Corp., 4.40% Sr. Unsec. Nts., 1/15/47	175,000	171,008
SPL Logistics Escrow LLC/SPL Logistics Finance Corp., 8.875% Sr. Sec. Nts., 8/1/20[1]	2,560,000	2,259,200
XPO Logistics, Inc., 6.125% Sr. Unsec. Nts., 9/1/23[1]	370,000	386,188
		4,140,208
Airlines—0.1%
American Airlines Group, Inc.:
4.625% Sr. Unsec. Nts., 3/1/20[1]	830,000	843,488
5.50% Sr. Unsec. Nts., 10/1/19[1]	1,050,000	1,090,687
		1,934,175

15        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Building Products—0.2%
Johnson Controls International plc, 4.50% Sr. Unsec. Nts., 2/15/47	$231,000	$235,780
Owens Corning, 3.40% Sr. Unsec. Nts., 8/15/26	656,000	636,470
Standard Industries, Inc., 5.375% Sr. Unsec. Nts., 11/15/24[1]	1,535,000	1,562,814
		2,435,064
Commercial Services & Supplies—0.7%
ACCO Brands Corp., 5.25% Sr. Unsec. Nts., 12/15/24[1]	490,000	493,675
Advanced Disposal Services, Inc., 5.625% Sr. Unsec. Nts., 11/15/24[1]	125,000	126,562
APX Group, Inc., 8.75% Sr. Unsec. Nts., 12/1/20	1,180,000	1,227,200
ARD Finance SA, 7.125% Sr. Sec. Nts., 9/15/23[1,13]	765,000	789,862
Cenveo Corp., 6% Sr. Sec. Nts., 8/1/19[1]	400,000	332,000
Clean Harbors, Inc., 5.125% Sr. Unsec. Nts., 6/1/21	1,230,000	1,256,138
Covanta Holding Corp.:
5.875% Sr. Unsec. Nts., 3/1/24	1,565,000	1,592,387
5.875% Sr. Unsec. Nts., 7/1/25	530,000	532,319
Monitronics International, Inc., 9.125% Sr. Unsec. Nts., 4/1/20	1,400,000	1,360,632
Pitney Bowes, Inc., 4.625% Sr. Unsec. Nts., 3/15/24	727,000	718,827
Republic Services, Inc., 3.80% Sr. Unsec. Nts., 5/15/18	786,000	803,343
RR Donnelley & Sons Co., 7.875% Sr. Unsec. Nts., 3/15/21	1,200,000	1,296,000
Waste Management, Inc., 4.10% Sr. Unsec. Nts., 3/1/45	217,000	218,414
West Corp., 5.375% Sr. Unsec. Nts., 7/15/22[1]	1,375,000	1,356,094
		12,103,453
Construction & Engineering—0.2%
Fideicomiso PA Pacifico Tres, 8.25% Sr. Sec. Nts., 1/15/35[1]	385,000	429,275
Globe Luxembourg SCA, 9.625% Sr. Sec. Nts., 5/1/18[1]	1,695,000	1,786,954
Sinopec Group Overseas Development 2016 Ltd., 2% Sr. Unsec. Nts., 9/29/21[1]	1,200,000	1,153,555
		3,369,784
Electrical Equipment—0.1%
Sensata Technologies BV:
4.875% Sr. Unsec. Nts., 10/15/23[1]	934,000	939,249
5.625% Sr. Unsec. Nts., 11/1/24[1]	1,190,000	1,245,037
		2,184,286
Industrial Conglomerates—0.2%
Citgo Holding, Inc., 10.75% Sr. Sec. Nts., 2/15/20[1]	570,000	615,600
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.875% Sr. Unsec. Nts., 2/1/22	1,370,000	1,397,400
Roper Technologies, Inc.:
3.80% Sr. Unsec. Nts., 12/15/26	185,000	186,159
3.85% Sr. Unsec. Nts., 12/15/25	305,000	310,011
		2,509,170
Machinery—0.8%
Allison Transmission, Inc., 5% Sr. Unsec. Nts., 10/1/24[1]	500,000	506,250
Amsted Industries, Inc., 5% Sr. Unsec. Nts., 3/15/22[1]	1,915,000	1,934,150
BlueLine Rental Finance Corp./BlueLine Rental LLC, 9.25% Sec. Nts., 3/15/24[1]	1,295,000	1,328,994
EnPro Industries, Inc., 5.875% Sr. Unsec. Nts., 9/15/22	1,020,000	1,060,800

	Principal Amount	Value
Machinery (Continued)
Fortive Corp., 1.80% Sr. Unsec. Nts., 6/15/19[1]	$985,000	$979,205
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.75% Sr. Unsec. Nts., 2/1/24[1]	1,320,000	1,364,550
Meritor, Inc., 6.25% Sr. Unsec. Nts., 2/15/24	1,640,000	1,689,200
Navistar International Corp., 8.25% Sr. Unsec. Nts., 11/1/21	1,640,000	1,648,183
Stanley Black & Decker, Inc., 2.451% Sub. Nts., 11/17/18	666,000	673,161
Terex Corp., 5.625% Sr. Unsec. Nts., 2/1/25[1]	255,000	259,144
Wabtec Corp., 3.45% Sr. Unsec. Nts., 11/15/26[1]	384,000	374,133
Xerium Technologies, Inc., 9.50% Sr. Sec. Nts., 8/15/21	1,025,000	1,044,219
		12,861,989
Professional Services—0.2%
Equifax, Inc., 6.30% Sr. Unsec. Nts., 7/1/17	796,000	804,846
FTI Consulting, Inc., 6% Sr. Unsec. Nts., 11/15/22	3,015,000	3,131,831
		3,936,677
Road & Rail—0.3%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.25% Sr. Unsec. Nts., 3/15/25[1]	2,270,000	2,108,262
Canadian Pacific Railway Co., 4.80% Sr. Unsec. Nts., 9/15/35	111,000	120,868
ERAC USA Finance LLC, 6.375% Sr. Unsec. Nts., 10/15/17[1]	794,000	812,933
GFL Environmental, Inc., 9.875% Sr. Unsec. Nts., 2/1/21[1]	490,000	532,875
Hertz Corp. (The), 5.50% Sr. Unsec. Nts., 10/15/24[1]	625,000	546,094
Norfolk Southern Corp., 4.65% Sr. Unsec. Nts., 1/15/46	197,000	211,425
Penske Truck Leasing Co. LP/PTL Finance Corp.:
3.40% Sr. Unsec. Nts., 11/15/26[1]	772,000	743,542
3.75% Sr. Unsec. Nts., 5/11/17[1]	354,000	354,814
		5,430,813
Trading Companies & Distributors—0.6%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.95% Sr. Unsec. Nts., 2/1/22	976,000	1,003,309
Air Lease Corp.:
3.00% Sr. Unsec. Nts., 9/15/23	403,000	394,330
3.625% Sr. Unsec. Nts., 4/1/27	403,000	392,463
Aircastle Ltd., 5% Sr. Unsec. Nts., 4/1/23	245,000	258,475
American Builders & Contractors Supply Co., Inc., 5.75% Sr. Unsec. Nts., 12/15/23[1]	340,000	354,450
Fly Leasing Ltd.:
6.375% Sr. Unsec. Nts., 10/15/21	1,290,000	1,331,925
6.75% Sr. Unsec. Nts., 12/15/20	875,000	919,844
HD Supply, Inc., 5.75% Sr. Unsec. Nts., 4/15/24[1]	490,000	516,607
Herc Rentals, Inc.:
7.50% Sec. Nts., 6/1/22[1]	670,000	715,225
7.75% Sec. Nts., 6/1/24[1]	450,000	481,500
Standard Industries, Inc., 6% Sr. Unsec. Nts., 10/15/25[1]	1,435,000	1,488,812
United Rentals North America, Inc.:
4.625% Sr. Sec. Nts., 7/15/23	1,245,000	1,287,019

16        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount	Value
Trading Companies & Distributors (Continued)
United Rentals North America, Inc.: (Continued)
5.875% Sr. Unsec. Nts., 9/15/26	$1,235,000	$1,292,119
		10,436,078
Transportation Infrastructure—0.1%
DP World Ltd., 6.85% Sr. Unsec. Nts., 7/2/37[1]	835,000	967,327
Information Technology—2.5%
Communications Equipment—0.3%
CommScope Technologies LLC, 6% Sr. Unsec. Nts., 6/15/25[1]	975,000	1,026,187
HTA Group Ltd., 9.125% Sr. Unsec. Nts., 3/8/22[1]	430,000	427,936
Infor US, Inc., 6.50% Sr. Unsec. Nts., 5/15/22	1,860,000	1,920,636
Plantronics, Inc., 5.50% Sr. Unsec. Nts., 5/31/23[1]	730,000	738,212
Riverbed Technology, Inc., 8.875% Sr. Unsec. Nts., 3/1/23[1]	535,000	549,713
ViaSat, Inc., 6.875% Sr. Unsec. Nts., 6/15/20	476,000	487,008
		5,149,692
Electronic Equipment, Instruments, & Components—0.1%
CDW LLC/CDW Finance Corp.:
5.00% Sr. Unsec. Nts., 9/1/23	700,000	709,625
5.50% Sr. Unsec. Nts., 12/1/24	147,000	154,717
Tech Data Corp., 4.95% Sr. Unsec. Nts., 2/15/27	720,000	728,113
		1,592,455
Internet Software & Services—0.1%
Rackspace Hosting, Inc., 8.625% Sr. Unsec. Nts., 11/15/24[1]	1,395,000	1,473,399
VeriSign, Inc., 5.25% Sr. Unsec. Nts., 4/1/25	268,000	279,055
		1,752,454
IT Services—0.9%
Broadridge Financial Solutions, Inc., 3.40% Sr. Unsec. Nts., 6/27/26	474,000	462,916
Conduent Finance, Inc./Xerox Business Services LLC, 10.50% Sr. Unsec. Nts., 12/15/24[1]	1,800,000	2,079,000
Everett Spinco, Inc.:
2.875% Sr. Unsec. Nts., 3/27/20[1]	672,000	677,660
4.75% Sr. Unsec. Nts., 4/15/27[1]	720,000	734,763
Fidelity National Information Services, Inc., 2.85% Sr. Unsec. Nts., 10/15/18	626,000	634,841
First Data Corp.:
5.00% Sr. Sec. Nts., 1/15/24[1]	1,350,000	1,378,687
5.75% Sec. Nts., 1/15/24[1]	910,000	942,077
7.00% Sr. Unsec. Nts., 12/1/23[1]	2,700,000	2,902,500
Gartner, Inc., 5.125% Sr. Unsec. Nts., 4/1/25[1]	780,000	797,063
Harland Clarke Holdings Corp., 6.875% Sr. Sec. Nts., 3/1/20[1]	2,040,000	2,075,700
Sabre GLBL, Inc., 5.25% Sr. Sec. Nts., 11/15/23[1]	1,705,000	1,751,888
Total System Services, Inc., 2.375% Sr. Unsec. Nts., 6/1/18	506,000	508,227
		14,945,322
Semiconductors & Semiconductor Equipment—0.2%
Broadcom Corp./Broadcom Cayman Finance Ltd.:
2.375% Sr. Unsec. Nts., 1/15/20[1]	934,000	934,409
3.875% Sr. Unsec. Nts., 1/15/27[1]	698,000	703,791
Intel Corp., 4.90% Sr. Unsec. Nts., 7/29/45	234,000	262,486

	Principal Amount	Value
Semiconductors & Semiconductor Equipment (Continued)
Micron Technology, Inc., 5.25% Sr. Unsec. Nts., 8/1/23[1]	$575,000	$592,250
NXP BV/NXP Funding LLC, 4.625% Sr. Unsec. Nts., 6/1/23[1]	1,350,000	1,432,687
Versum Materials, Inc., 5.50% Sr. Unsec. Nts., 9/30/24[1]	250,000	259,063
		4,184,686
Software—0.7%
Autodesk, Inc.:
1.95% Sr. Unsec. Nts., 12/15/17	659,000	660,188
4.375% Sr. Unsec. Nts., 6/15/25	185,000	190,939
BMC Software Finance, Inc., 8.125% Sr. Unsec. Nts., 7/15/21[1]	1,355,000	1,371,937
Diamond 1 Finance Corp./Diamond 2 Finance Corp.:
3.48% Sr. Sec. Nts., 6/1/19[1]	971,000	995,948
5.875% Sr. Unsec. Nts., 6/15/21[1]	710,000	746,639
6.02% Sr. Sec. Nts., 6/15/26[1]	577,000	631,314
7.125% Sr. Unsec. Nts., 6/15/24[1]	745,000	823,978
Infor Software Parent LLC/Infor Software Parent, Inc., 7.125% Sr. Unsec. Nts., 5/1/21[1,13]	1,505,000	1,546,387
Informatica LLC, 7.125% Sr. Unsec. Nts., 7/15/23[1]	595,000	581,612
Open Text Corp., 5.625% Sr. Unsec. Nts., 1/15/23[1]	401,000	419,045
Oracle Corp., 2.40% Sr. Unsec. Nts., 9/15/23	575,000	559,242
Symantec Corp., 5% Sr. Unsec. Nts., 4/15/25[1]	495,000	507,108
TIBCO Software, Inc., 11.375% Sr. Unsec. Nts., 12/1/21[1]	900,000	999,000
Veritas US, Inc./Veritas Bermuda Ltd., 7.50% Sr. Sec. Nts., 2/1/23[1]	1,155,000	1,221,413
		11,254,750
Technology Hardware, Storage & Peripherals—0.2%
Apple, Inc., 4.375% Sr. Unsec. Nts., 5/13/45	490,000	503,084
Harland Clarke Holdings Corp., 8.375% Sr. Sec. Nts., 8/15/22[1]	385,000	395,588
Hewlett Packard Enterprise Co.:
2.45% Sr. Unsec. Nts., 10/5/17	693,000	695,115
6.35% Sr. Unsec. Nts., 10/15/45	406,000	420,337
NCR Corp., 6.375% Sr. Unsec. Nts., 12/15/23	520,000	548,600
Western Digital Corp., 10.50% Sr. Unsec. Nts., 4/1/24	875,000	1,032,500
		3,595,224
Materials—4.2%
Chemicals—1.3%
Agrium, Inc.:
3.375% Sr. Unsec. Nts., 3/15/25	378,000	373,659
4.125% Sr. Unsec. Nts., 3/15/35	129,000	123,967
CF Industries, Inc., 4.50% Sr. Sec. Nts., 12/1/26[1]	434,000	441,899
Chemours Co. (The), 6.625% Sr. Unsec. Nts., 5/15/23	780,000	830,700
Eastman Chemical Co., 4.65% Sr. Unsec. Nts., 10/15/44	222,000	224,221
Ecolab, Inc., 2% Sr. Unsec. Nts., 1/14/19	803,000	808,718
Hexion, Inc.:
6.625% Sr. Sec. Nts., 4/15/20	2,690,000	2,481,525
10.375% Sr. Sec. Nts., 2/1/22[1]	1,530,000	1,530,000
13.75% Sec. Nts., 2/1/22[1]	645,000	620,812
Kallpa Generacion SA, 4.875% Sr. Unsec. Nts., 5/24/26[1]	370,000	382,025
Koppers, Inc., 6% Sr. Unsec. Nts., 2/15/25[1]	510,000	525,937

17        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount		Value
Chemicals (Continued)
Kraton Polymers LLC/Kraton Polymers Capital Corp.:
7.00% Sr. Unsec. Nts., 4/15/25[1]		$260,000	$263,575
10.50% Sr. Unsec. Nts., 4/15/23[1]		1,220,000	1,406,050
NOVA Chemicals Corp., 5.25% Sr. Unsec. Nts., 8/1/23[1]		495,000	507,994
ONGC Videsh Ltd.:
2.75% Sr. Unsec. Nts., 7/15/21	EUR	1,115,000	1,264,732
4.625% Sr. Unsec. Nts., 7/15/24		1,465,000	1,543,634
Platform Specialty Products Corp., 6.50% Sr. Unsec. Nts., 2/1/22[1]		1,435,000	1,495,987
PolyOne Corp., 5.25% Sr. Unsec. Nts., 3/15/23		923,000	934,538
RPM International, Inc.:
3.45% Sr. Unsec. Unsub. Nts., 11/15/22		692,000	701,597
3.75% Sr. Unsec. Nts., 3/15/27		234,000	234,378
Techniplas LLC, 10% Sr. Sec. Nts., 5/1/20[1]		1,395,000	1,342,688
Tronox Finance LLC:
6.375% Sr. Unsec. Nts., 8/15/20		1,965,000	1,982,194
7.50% Sr. Unsec. Nts., 3/15/22[1]		670,000	693,450
Valspar Corp. (The), 3.95% Sr. Unsec. Nts., 1/15/26		418,000	424,232
Yara International ASA, 3.80% Sr. Unsec. Nts., 6/6/26[1]		585,000	577,099
			21,715,611
Construction Materials—0.3%
Cemex SAB de CV, 5.70% Sr. Sec. Nts., 1/11/25[1]		745,000	772,937
CRH America, Inc., 5.125% Sr. Unsec. Nts., 5/18/45[1]		338,000	371,484
Globo Comunicacao e Participacoes SA, 4.843% Sr. Unsec. Nts., 6/8/25[1,2]		700,000	715,400
James Hardie International Finance Ltd., 5.875% Sr. Unsec. Nts., 2/15/23[1]		431,000	447,162
LafargeHolcim Finance US LLC, 3.50% Sr. Unsec. Nts., 9/22/26[1]		231,000	223,741
St. Marys Cement, Inc., 5.75% Sr. Unsec. Nts., 1/28/27[1]		500,000	500,150
US Concrete, Inc., 6.375% Sr. Unsec. Nts., 6/1/24		745,000	774,800
Vulcan Materials Co., 3.90% Sr. Unsec. Nts., 4/1/27		619,000	623,979
			4,429,653
Containers & Packaging—0.8%
Ball Corp.:
5.00% Sr. Unsec. Nts., 3/15/22		1,225,000	1,296,969
5.25% Sr. Unsec. Nts., 7/1/25		40,000	42,500
Coveris Holdings SA, 7.875% Sr. Unsec. Nts., 11/1/19[1]		1,880,000	1,861,200
Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50% Sr. Unsec. Nts., 1/15/23		1,000,000	1,025,000
Graphic Packaging International, Inc., 4.125% Sr. Unsec. Nts., 8/15/24		765,000	760,219
International Paper Co.:
3.00% Sr. Unsec. Nts., 2/15/27		440,000	412,109
4.80% Sr. Unsec. Nts., 6/15/44		366,000	365,709
Klabin Finance SA, 5.25% Sr. Unsec. Nts., 7/16/24[1]		880,000	887,304
Owens-Brockway Glass Container, Inc., 5% Sr. Unsec. Nts., 1/15/22[1]		1,405,000	1,450,662
Packaging Corp. of America, 4.50% Sr. Unsec. Nts., 11/1/23		690,000	738,248
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA:
5.125% Sr. Sec. Nts., 7/15/23[1]		745,000	766,419

	Principal Amount	Value
Containers & Packaging (Continued)
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA: (Continued)
7.00% Sr. Unsec. Nts., 7/15/24[1]	$1,415,000	$1,517,587
Sealed Air Corp.:
4.875% Sr. Unsec. Nts., 12/1/22[1]	1,250,000	1,307,025
5.125% Sr. Unsec. Nts., 12/1/24[1]	785,000	819,344
Silgan Holdings, Inc., 4.75% Sr. Unsec. Nts., 3/15/25[1]	755,000	759,719
		14,010,014
Metals & Mining—1.5%
ABJA Investment Co. Pte Ltd., 5.95% Sr. Unsec. Nts., 7/31/24	1,070,000	1,108,788
AK Steel Corp., 7% Sr. Unsec. Nts., 3/15/27	2,080,000	2,077,400
Alcoa Nederland Holding BV:
6.75% Sr. Unsec. Nts., 9/30/24[1]	245,000	263,987
7.00% Sr. Unsec. Nts., 9/30/26[1]	240,000	262,200
Aleris International, Inc.:
7.875% Sr. Unsec. Nts., 11/1/20	1,402,000	1,391,485
9.50% Sr. Sec. Nts., 4/1/21[1]	515,000	556,200
Constellium NV:
5.75% Sr. Unsec. Nts., 5/15/24[1]	1,250,000	1,162,500
6.625% Sr. Unsec. Nts., 3/1/25[1]	510,000	493,425
8.00% Sr. Unsec. Nts., 1/15/23[1]	240,000	247,200
Evraz Group SA, 5.375% Sr. Unsec. Nts., 3/20/23[1]	670,000	672,512
First Quantum Minerals Ltd.:
7.00% Sr. Unsec. Nts., 2/15/21[1]	160,000	165,600
7.25% Sr. Unsec. Nts., 5/15/22[1]	2,050,000	2,119,187
7.25% Sr. Unsec. Nts., 4/1/23[1]	780,000	789,750
Freeport-McMoRan, Inc.:
2.30% Sr. Unsec. Nts., 11/14/17	2,345,000	2,339,137
5.40% Sr. Unsec. Nts., 11/14/34	915,000	800,625
6.125% Sr. Unsec. Nts., 6/15/19[1]	500,000	509,688
Goldcorp, Inc., 5.45% Sr. Unsec. Nts., 6/9/44	261,000	276,805
Hudbay Minerals, Inc., 7.625% Sr. Unsec. Nts., 1/15/25[1]	505,000	550,450
JSW Steel Ltd., 4.75% Sr. Unsec. Nts., 11/12/19	1,075,000	1,088,309
Metalloinvest Finance DAC, 5.625% Unsec. Nts., 4/17/20[1]	255,000	269,732
Novelis Corp., 5.875% Sr. Unsec. Nts., 9/30/26[1]	1,250,000	1,278,125
Polyus Gold International Ltd., 5.25% Sr. Unsec. Nts., 2/7/23[1]	1,065,000	1,090,081
Rio Tinto Finance USA Ltd., 3.75% Sr. Unsec. Nts., 6/15/25	390,000	405,820
Southern Copper Corp., 5.875% Sr. Unsec. Nts., 4/23/45	1,395,000	1,460,467
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp.:
7.375% Sr. Unsec. Nts., 2/1/20[1]	475,000	482,125
7.375% Sr. Unsec. Nts., 2/1/20	685,000	695,275
7.375% Sr. Unsec. Nts., 2/1/20[1]	505,000	512,575
Teck Resources Ltd.:
5.20% Sr. Unsec. Nts., 3/1/42	1,225,000	1,157,625
6.125% Sr. Unsec. Nts., 10/1/35	550,000	570,625
Zekelman Industries, Inc., 9.875% Sr. Sec. Nts., 6/15/23[1]	805,000	901,600
		25,699,298
Paper & Forest Products—0.3%
Fibria Overseas Finance Ltd., 5.50% Sr. Unsec. Nts., 1/17/27	985,000	988,349
Louisiana-Pacific Corp., 4.875% Sr. Unsec. Nts., 9/15/24	968,000	975,260

18        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount	Value
Paper & Forest Products (Continued)
Mercer International, Inc.:
6.50% Sr. Unsec. Nts., 2/1/24[1]	$510,000	$512,550
7.75% Sr. Unsec. Nts., 12/1/22	500,000	537,650
Suzano Austria GmbH, 5.75% Sr. Unsec. Nts., 7/14/26[1]	1,150,000	1,174,150
Tembec Industries, Inc., 9% Sr. Sec. Nts., 12/15/19[1]	1,680,000	1,730,400
		5,918,359
Telecommunication Services—2.2%
Diversified Telecommunication Services—1.6%
AT&T, Inc.:
3.80% Sr. Unsec. Nts., 3/15/22	809,000	837,648
4.35% Sr. Unsec. Nts., 6/15/45	763,000	673,071
British Telecommunications plc, 9.375% Sr. Unsec. Nts., 12/15/30	763,000	1,147,340
CenturyLink, Inc.:
6.45% Sr. Unsec. Nts., Series S, 6/15/21	1,200,000	1,280,868
7.50% Sr. Unsec. Nts., Series Y, 4/1/24	1,375,000	1,457,074
Deutsche Telekom International Finance BV, 3.60% Sr. Unsec. Nts., 1/19/27[1]	450,000	448,900
FairPoint Communications, Inc., 8.75% Sr. Sec. Nts., 8/15/19[1]	3,600,000	3,713,940
Frontier Communications Corp.:
8.75% Sr. Unsec. Nts., 4/15/22	590,000	573,775
10.50% Sr. Unsec. Nts., 9/15/22	3,070,000	3,123,725
11.00% Sr. Unsec. Nts., 9/15/25	1,650,000	1,607,719
Genneia SA, 8.75% Sr. Unsec. Nts., 1/20/22[1]	360,000	376,200
Level 3 Financing, Inc.:
5.25% Sr. Unsec. Nts., 3/15/26	1,195,000	1,205,456
5.625% Sr. Unsec. Nts., 2/1/23	1,260,000	1,307,250
Telefonica Emisiones SAU:
3.192% Sr. Unsec. Nts., 4/27/18	577,000	584,626
4.103% Sr. Unsec. Nts., 3/8/27	252,000	254,148
5.213% Sr. Unsec. Nts., 3/8/47	421,000	429,250
7.045% Sr. Unsec. Unsub. Nts., 6/20/36	289,000	358,590
T-Mobile USA, Inc.:
4.00% Sr. Unsec. Nts., 4/15/22	780,000	797,062
5.125% Sr. Unsec. Nts., 4/15/25	780,000	809,250
5.375% Sr. Unsec. Nts., 4/15/27	390,000	402,919
6.00% Sr. Unsec. Nts., 4/15/24	985,000	1,052,719
Verizon Communications, Inc.:
1.75% Sr. Unsec. Nts., 8/15/21	665,000	637,218
4.125% Sr. Unsec. Nts., 8/15/46	394,000	341,224
4.522% Sr. Unsec. Nts., 9/15/48	494,000	451,442
Windstream Services LLC:
6.375% Sr. Unsec. Nts., 8/1/23	1,330,000	1,187,025
7.75% Sr. Unsec. Nts., 10/1/21	695,000	688,050
Zayo Group LLC/Zayo Capital, Inc.:
5.75% Sr. Unsec. Nts., 1/15/27[1]	265,000	280,185
6.00% Sr. Unsec. Nts., 4/1/23	1,345,000	1,427,381
		27,454,055
Wireless Telecommunication Services—0.6%
Bharti Airtel International Netherlands BV, 5.125% Sr. Unsec. Nts., 3/11/23[1]	1,080,000	1,134,568
Digicel Ltd., 6.75% Sr. Unsec. Nts., 3/1/23[1]	1,440,000	1,292,400
Sprint Communications, Inc.:
6.00% Sr. Unsec. Nts., 11/15/22	1,975,000	2,024,375
7.00% Sr. Unsec. Nts., 3/1/20[1]	850,000	928,625
Sprint Corp.:
7.125% Sr. Unsec. Nts., 6/15/24	2,505,000	2,680,350
7.875% Sr. Unsec. Nts., 9/15/23	2,075,000	2,303,250
		10,363,568

	Principal Amount	Value
Utilities—2.3%
Electric Utilities—0.6%
AEP Texas, Inc., 3.85% Sr. Unsec. Nts., 10/1/25[1]	$395,000	$409,381
Cleco Corporate Holdings LLC, 3.743% Sr. Sec. Nts., 5/1/26[1]	482,000	477,411
Duke Energy Corp., 3.75% Sr. Unsec. Nts., 9/1/46	451,000	408,160
Edison International, 2.95% Sr. Unsec. Nts., 3/15/23	539,000	539,066
Emera US Finance LP, 2.15% Sr. Unsec. Nts., 6/15/19	434,000	434,062
Enel Americas SA, 4% Sr. Unsec. Nts., 10/25/26	400,000	396,700
Enel Finance International NV, 6.25% Sr. Unsec. Nts., 9/15/17[1]	728,000	742,669
Entergy Texas, Inc., 7.125% Sec. Nts., 2/1/19	263,000	285,934
Exelon Corp., 4.45% Sr. Unsec. Nts., 4/15/46	224,000	222,763
Great Plains Energy, Inc.:
2.50% Sr. Unsec. Nts., 3/9/20	420,000	422,523
4.85% Sr. Unsec. Nts., 4/1/47	368,000	376,889
Greenko Investment Co., 4.875% Sr. Sec. Nts., 8/16/23	540,000	530,967
Indiana Michigan Power Co., Series K, 4.55% Sr. Unsec. Nts., 3/15/46	202,000	214,173
ITC Holdings Corp., 5.30% Sr. Unsec. Nts., 7/1/43	241,000	269,058
NextEra Energy Capital Holdings, Inc., 1.586% Sr. Unsec. Nts., 6/1/17	793,000	793,242
PPL WEM Ltd./Western Power Distribution Ltd., 5.375% Sr. Unsec. Unsub. Nts., 5/1/21[1]	1,280,000	1,384,471
Public Service Co. of New Mexico, 7.95% Sr. Unsec. Nts., 5/15/18	523,000	557,391
Southern Power Co., 1.95% Sr. Unsec. Nts., 12/15/19	829,000	823,348
TECO Finance, Inc., 6.572% Sr. Unsec. Nts., 11/1/17	650,000	667,659
Trans-Allegheny Interstate Line Co., 3.85% Sr. Unsec. Nts., 6/1/25[1]	568,000	582,740
		10,538,607
Gas Utilities—0.1%
Ferrellgas LP/Ferrellgas Finance Corp.:
6.50% Sr. Unsec. Nts., 5/1/21	660,000	630,300
6.75% Sr. Unsec. Nts., 6/15/23	930,000	878,850
Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.875% Sr. Unsec. Nts., 3/1/27	645,000	638,550
		2,147,700
Independent Power and Renewable Electricity Producers—1.3%
AES Andres BV/Dominican Power Partners/Empresa Generadora de Electricidad Itabo SA, 7.95% Sr. Unsec. Nts., 5/11/26[1]	875,000	940,949
AES Argentina Generacion SA, 7.75% Sr. Unsec. Nts., 2/2/24[1]	455,000	459,764
AES Corp., 6% Sr. Unsec. Nts., 5/15/26	2,120,000	2,204,800
Calpine Corp.:
5.25% Sr. Sec. Nts., 6/1/26[1]	740,000	754,800
5.75% Sr. Unsec. Nts., 1/15/25	1,145,000	1,142,000
Dynegy, Inc.:
5.875% Sr. Unsec. Nts., 6/1/23	570,000	525,112
6.75% Sr. Unsec. Nts., 11/1/19	1,150,000	1,187,375
7.375% Sr. Unsec. Nts., 11/1/22	1,580,000	1,572,100
8.00% Sr. Unsec. Nts., 1/15/25[1]	1,465,000	1,410,062

19        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Independent Power and Renewable Electricity Producers (Continued)
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., 12.25% Sec. Nts., 3/1/22[1,9]	$1,487,674	$1,837,277
GenOn Energy, Inc., 9.50% Sr. Unsec. Nts., 10/15/18	1,695,000	1,122,938
Listrindo Capital BV, 4.95% Sr. Unsec. Nts., 9/14/26[1]	805,000	788,900
Miran Mid-Atlantic Trust, 10.06% Sec. Pass-Through Certificates, Series C, 12/30/28	662,520	600,409
Neerg Energy Ltd., 6% Sr. Sec. Nts., 2/13/22[1]	725,000	736,749
NRG Energy, Inc.:
6.625% Sr. Unsec. Nts., 3/15/23	785,000	807,078
6.625% Sr. Unsec. Nts., 1/15/27[1]	1,180,000	1,182,950
7.25% Sr. Unsec. Nts., 5/15/26	2,485,000	2,571,975
Talen Energy Supply LLC:
4.625% Sr. Unsec. Nts., 7/15/19[1]	585,000	599,625
6.50% Sr. Unsec. Nts., 6/1/25	1,930,000	1,645,325
Trinidad Generation UnLtd, 5.25% Sr. Unsec. Nts., 11/4/27[1]	505,000	504,495
		22,594,683
Multi-Utilities—0.3%
Dominion Resources, Inc.:
1.875% Sr. Unsec. Nts., 1/15/19	421,000	420,680
4.90% Sr. Unsec. Nts., 8/1/41	370,000	392,231
Enable Midstream Partners LP, 4.40% Sr. Unsec. Nts., 3/15/27	126,000	125,295
InterGen NV, 7% Sr. Sec. Nts., 6/30/23[1]	1,055,000	949,500
NiSource Finance Corp.:
4.80% Sr. Unsec. Nts., 2/15/44	418,000	440,944
6.80% Sr. Unsec. Nts., 1/15/19	843,000	912,295
Public Service Enterprise Group, Inc., 1.60% Sr. Unsec. Nts., 11/15/19	784,000	776,086
		4,017,031
Total Corporate Bonds and Notes (Cost $778,875,878)		786,342,396

	Shares
Preferred Stocks—0.7%
Allstate Corp. (The), 6.625% Non-Cum., Non-Vtg.	9,600	257,664
Arch Capital Group Ltd., 5.25% Non-Cum., Non-Vtg.	11,500	260,360
BB&T Corp., 5.625% Non-Cv.	10,300	259,663
Capital One Financial Corp., 6.70% Non-Cum.	13,225	362,894
Citigroup Capital XIII, 7.404% Cum., Non-Vtg.[2]	40,325	1,074,661
DTE Energy Co., 5.375% Jr. Sub., Non-Vtg.	10,850	260,400
Fifth Third Bancorp, 6.625% Non-Cum., Non-Vtg.[2]	15,900	451,719
First Republic Bank, 7% Non-Cum.	9,200	247,756
GMAC Capital Trust I, 6.901% Jr. Sub., Non- Vtg.[2]	39,900	1,014,657
Goldman Sachs Group, Inc. (The), 6.30% Non- Cum., Series N, Non-Vtg.	31,900	848,221
Hartford Financial Services Group, Inc. (The), 7.875% Jr. Sub., Non-Vtg.[2]	16,650	517,815
Huntington Bancshares, Inc., 6.25% Non- Cum., Non-Vtg.	9,800	254,016
KeyCorp, 6.125% Non-Cum., Non-Vtg.[2]	28,100	760,386
Morgan Stanley, 5.85% Non-Cum., Non-Vtg.[2]	20,200	522,170
Morgan Stanley, 6.375% Non-Cum., Non-Vtg.[2]	19,175	530,380
NextEra Energy Capital Holding, Inc., 5.25% Jr. Sub., Non-Vtg.	10,925	262,528
Northern Trust Corp., 5.85% Non-Cum., Non-Vtg.	9,775	264,805
Peabody Energy Corp., Cv. Preferred[14]	2,151	53,775
PNC Financial Services Group, Inc. (The), 6.125% Non-Cum., Non-Vtg.[2]	17,900	507,823

	Shares		Value
Preferred Stocks (Continued)
Prudential Financial, Inc., 5.75% Jr. Sub.		10,125	$258,795
Qwest Corp., 7% Sr. Unsec.		14,625	386,392
Regions Financial Corp., 6.375% Non-Cum., Series A		9,425	244,673
SCE Trust III, 5.75% Jr. Sub., Non-Vtg.[2]		13,575	369,240
SL Green Realty Corp., 6.50% Cum., Non-Vtg.		15,075	384,413
Southern Co. (The), 5.25% Jr. Sub.		11,000	263,450
State Street Corp., 6% Non-Cum., Non-Vtg.		18,275	479,536
US Bancorp, 6.50% Non-Cum., Non-Vtg.[2]		19,100	547,406
Zions Bancorporation, 6.30% Non-Cum.[2]		10,800	301,968
Total Preferred Stocks (Cost $11,946,222)			11,947,566

Common Stocks—0.3%
Arco Capital Corp. Ltd.[1,14,15]		690,638	—
Carrizo Oil & Gas, Inc.[14]		11,001	315,289
Dynegy, Inc.[14]		90,668	712,650
EP Energy Corp., Cl. A14		176,339	837,610
Frontier Communications Corp.		217,500	465,450
JSC Astana Finance, GDR[1,14]		446,838	—
Peabody Energy Corp.[14]		31,439	432,286
Premier Holdings Ltd.[14]		18,514	—
Quicksilver Resources, Inc.[14]		4,151,000	87,586
Range Resources Corp.		18,707	544,374
Sabine Oil[14]		824	29,252
SM Energy Co.		12,750	306,255
Valeant Pharmaceuticals International, Inc.[14]		108,823	1,200,318
Total Common Stocks (Cost $11,181,929)			4,931,070

	Units
Rights, Warrants and Certificates—0.0%
Peabody Energy Corp. Wts., Strike Price $56, Exp. 12/31/49[14]		1,770	—
Sabine Oil Tranche 1 Wts., Strike Price $4.49, Exp. 8/11/26[14]		2,611	14,360
Sabine Oil Tranche 2 Wts., Strike Price $2.72, Exp. 8/11/26[14]		465	2,093
Total Rights, Warrants and Certificates (Cost $351,214)			16,453

	Principal Amount
Structured Securities—0.5%
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds:
3.003%, 4/30/25[1,16]		$1,153,058	601,642
3.054%, 4/30/25[1,16]		1,469,174	766,585
3.098%, 4/30/25[1,16]		1,268,396	661,823
3.131%, 4/30/25[1,16]		1,133,786	591,587
3.179%, 4/30/25[1,16]		1,411,656	736,573
3.231%, 4/30/25[1,16]		1,611,190	840,686
3.265%, 4/30/25[1,16]		1,287,153	671,610
3.346%, 4/30/25[1,16]		1,209,869	631,285
73.528%, 12/31/17[1,12]	BRL	5,140,000	2,715,086
LB Peru Trust II Certificates, Series 1998- A, 3.796%, 2/28/16[9,16]		2,994	—
Morgan Stanley, Russian Federation Total Return Linked Bonds, Series 007, Cl. VR, 5%, 8/22/34	RUB	32,001,930	251,046
Total Structured Securities (Cost $12,105,332)			8,467,923
Short-Term Note—4.7%
United States Treasury Bills, 0.77%, 6/15/17[16] (Cost $79,873,341)		80,000,000	79,883,840

	Shares
Investment Companies—19.2%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 0.66%[17,18]		30,832,691	30,832,691
Oppenheimer Master Event-Linked Bond Fund, LLC[18]		2,520,983	40,864,072
Oppenheimer Master Loan Fund, LLC[18]		14,397,097	235,358,057

20        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Shares	Value
Investment Companies (Continued)
Oppenheimer Ultra-Short Duration Fund, Cl. Y18	4,054,986	$20,315,479
Total Investment Companies (Cost $318,465,130)		327,370,299

	Counterparty		Exercise Price		Expiration Date		Contracts	Value
Over-the-Counter Options Purchased—0.1%
BRL Currency Call[14]	HSBC	BRL	3.110		5/12/17	BRL	40,430,000	$125,495
EUR Currency Call[14]	BNP	USD	1.114		6/16/17	EUR	13,265,000	49,027
GBP Currency Put[14]	BNP	USD	1.236		6/26/17	GBP	25,000,000	336,825
GBP Currency Call[14,19]	UBS	USD	1.216		5/4/17	GBP	1,584,863	55,320
JPY Currency Call[14]	CITNA-B	JPY	110.500		4/20/17	JPY	1,909,440,000	91,653
KRW Currency Put[14]	BAC	KRW	1200.000		6/15/17	KRW	19,821,760,000	39,644
MXN Currency Call[14,20]	GSCO-OT	MXN	19.500		7/20/17	MXN	370,000	240,785
MXN Currency Call[14,20]	GSCO-OT	MXN	19.500		7/13/17	MXN	506,475	334,015
Total Over-the-Counter Options Purchased (Cost $1,596,705)								1,272,764

		Pay / Receive			Expiration
	Counterparty	Floating Rate	Floating Rate	Fixed Rate	Date	Notional Amount (000’s)
Over-the-Counter Interest Rate Swaptions Purchased—0.0%
Interest Rate Swap maturing			Three-Month USD
5/17/27 Call[14]	BAC	Receive	LIBOR	2.600%	5/15/17	USD	52,000	149,473
Interest Rate Swap maturing			Three-Month USD
7/6/27 Call[14]	BAC	Receive	LIBOR	2.532	6/30/17	USD	75,000	688,984
Total Over-the-Counter Interest Rate Swaptions Purchased (Cost $1,144,704)								838,457
Total Investments, at Value (Cost $1,740,916,123)							102.9%	1,755,095,857
Net Other Assets (Liabilities)							(2.9)	(48,742,314)
Net Assets							100.0%	$1,706,353,543

Footnotes to Consolidated Statement of Investments

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $538,389,857 or 31.55% of the Fund’s net assets at period end.

2. Represents the current interest rate for a variable or increasing rate security.

3. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $2,860,956 or 0.17% of the Fund’s net assets at period end.

4. Interest rate is less than 0.0005%.

5. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Consolidated Notes.

6. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $2,762,410. See Note 6 of the accompanying Consolidated Notes.

7. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements under certain derivative contracts. The aggregate market value of such securities is $4,328,378. See Note 6 of the accompanying Consolidated Notes.

8. All or a portion of the security position has been pledged for collateral in association with forward roll transactions. See Note 4 of the accompanying Notes.

9. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Consolidated Notes.

10.	All or a portion of this security is owned by the subsidiary. See Note 2 of the accompanying Consolidated Notes.

11. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

12. Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

13.	Interest or dividend is paid-in-kind, when applicable.
14.	Non-income producing security.
15.	Security received as the result of issuer reorganization.
16.	Zero coupon bond reflects effective yield on the original acquisition date.
17.	Rate shown is the 7-day yield at period end.

18. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	December 31, 2016	Additions	Reductions	March 31, 2017
Oppenheimer Institutional Government Money Market Fund, Cl. E	38,454,698	149,661,735	157,283,742	30,832,691
Oppenheimer Master Event-Linked Bond Fund, LLC	2,520,983	—	—	2,520,983
Oppenheimer Master Loan Fund, LLC	12,870,585	1,526,512	—	14,397,097
Oppenheimer Ultra-Short Duration Fund, Cl. Y	4,042,818	12,168	—	4,054,986

21        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Consolidated Statement of Investments (Continued)

	Value	Income		Realized Gain (Loss)

Oppenheimer Institutional Government Money Market Fund, Cl. E	$30,832,691	$34,722		$—
Oppenheimer Master Event-Linked Bond Fund, LLC	40,864,072	604,970	[a]	(69,367)[a]
Oppenheimer Master Loan Fund, LLC	235,358,057	3,445,096	[b]	1,118,217[b]
Oppenheimer Ultra-Short Duration Fund, Cl. Y	20,315,479	61,101		—

Total	$327,370,299	$4,145,889		$1,048,850

      a. Represents the amount allocated to the Fund from Oppenheimer Master Event-Linked Bond Fund, LLC.

      b. Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

19. Dual Digital Option becomes eligible for exercise when spot rate A is at or below JPY 110.5500 per 1 USD and spot rate B is at or below USD 1.2160 per 1 GBP at expiration.

20. One-Touch Binary option becomes eligible for exercise if at any time spot rates are less than or equal to 19.500 MXN per 1 USD.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:
Geographic Holdings	Value	Percent
United States	$1,407,103,590	80.2%
Brazil	30,128,235	1.7
Indonesia	27,663,626	1.6
Canada	26,922,514	1.5
Supranational	16,909,647	1.0
United Kingdom	16,461,766	0.9
Russia	14,846,544	0.8
Argentina	12,102,069	0.7
Netherlands	12,018,062	0.7
India	12,017,914	0.7
Mexico	11,917,606	0.7
Peru	11,090,964	0.6
Ukraine	10,434,276	0.6
Ireland	9,975,062	0.6
South Africa	9,320,293	0.5
Colombia	8,155,785	0.5
China	7,015,210	0.4
Turkey	6,980,048	0.4
France	6,831,356	0.4
Luxembourg	6,484,921	0.4
Kazakhstan	6,404,252	0.4
Hungary	6,327,927	0.4
Germany	5,134,702	0.3
Jamaica	4,602,125	0.3
Sri Lanka	4,245,819	0.2
Dominican Republic	4,223,980	0.2
Ecuador	4,075,538	0.2
Belgium	3,552,546	0.2
Spain	3,260,682	0.2
Serbia	3,253,831	0.2
Switzerland	3,200,512	0.2
Uruguay	3,025,275	0.2
Croatia	3,003,382	0.2
Romania	2,979,611	0.2
New Zealand	2,284,006	0.1
Egypt	2,251,747	0.1
Israel	2,224,873	0.1
Honduras	2,071,948	0.1
Australia	1,902,672	0.1
Sweden	1,885,863	0.1
Gabon	1,684,352	0.1
Poland	1,542,290	0.1
Ivory Coast	1,407,426	0.1
Namibia	1,299,713	0.1
Morocco	1,147,095	0.1
Vietnam	1,086,615	0.1
Kuwait	1,012,545	0.1
United Arab Emirates	967,327	0.1
Costa Rica	939,550	0.1
Singapore	934,409	0.1
Hong Kong	932,513	0.1
Italy	742,669	0.0
Nigeria	679,640	0.0

22        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Geographic Holdings (Continued)	Value	Percent
Japan	$649,508	0.0%
Panama	600,765	0.0
Norway	577,099	0.0
Senegal	547,074	0.0
Bahamas	539,325	0.0
Denmark	529,678	0.0
Trinidad	504,495	0.0
Iraq	477,913	0.0
Thailand	456,680	0.0
Mauritius	427,936	0.0
Chile	396,700	0.0
Guernsey	372,730	0.0
Bermuda	260,360	0.0
Eurozone	49,027	0.0
South Korea	39,644	0.0

Total	$1,755,095,857	100.0%

Forward Currency Exchange Contracts as of March 31, 2017
						Unrealized	Unrealized
Counterparty	Settlement Month(s)	Currency Purchased (000’s)			Currency Sold (000’s)	Appreciation	Depreciation
BAC	06/2017	AUD	11,175	USD	8,524	$1,716	$—
BAC	04/2017	KRW	12,280,000	USD	10,817	174,251	—
BAC	06/2017	MXN	83,700	USD	4,171	248,486	—
BAC	06/2017	TRY	16,300	USD	4,412	—	21,893
BAC	06/2017	TWD	209,000	USD	6,775	132,624	—
BAC	06/2017	USD	8,749	EUR	8,025	158,498	—
BAC	06/2017	USD	3,075	MXN	61,700	—	183,173
BNP	04/2017	ARS	21,500	USD	1,303	90,766	—
BNP	06/2017	COP	3,905,000	USD	1,298	46,904	—
BOA	06/2017	CAD	10,635	USD	7,985	19,757	—
BOA	04/2017	EUR	8,155	USD	8,639	70,039	—
BOA	06/2017	HUF	384,000	USD	1,308	23,164	—
BOA	04/2017	IDR	105,413,000	USD	7,914	—	1,315
BOA	04/2017	KRW	9,387,000	USD	8,231	171,197	—
BOA	05/2017	MXN	48,200	USD	2,554	3,054	—
BOA	04/2017	MYR	21,055	USD	4,741	16,605	—
BOA	06/2017	TRY	14,870	USD	4,001	4,157	—
BOA	06/2017	TWD	72,000	USD	2,384	—	4,359
BOA	06/2017	USD	8,442	EUR	7,825	65,343	—
BOA	04/2017 - 06/2017	USD	16,069	IDR	215,618,500	—	71,746
BOA	04/2017	USD	8,302	KRW	9,387,000	—	100,228
BOA	04/2017	USD	4,763	MYR	21,055	5,705	—
BOA	06/2017	USD	4,879	RUB	293,200	—	236,262
BOA	09/2017	USD	1,836	TRY	7,150	—	38,443
BOA	06/2017	USD	1,646	TWD	50,000	—	6,666
BOA	06/2017	USD	4,969	ZAR	65,750	136,647	—
BOA	06/2017	ZAR	70,150	USD	5,299	—	143,909
CITNA-B	04/2017	ARS	21,500	USD	1,303	90,766	—
CITNA-B	05/2017	BRL	3,520	USD	1,129	—	12,150
CITNA-B	06/2017	COP	7,367,000	USD	2,419	117,269	—
CITNA-B	06/2017	EUR	8,025	USD	8,775	—	184,895
CITNA-B	04/2017 - 06/2017	MYR	42,110	USD	9,486	1,377	5,705
CITNA-B	06/2017	PEN	9,520	USD	2,859	50,621	—
CITNA-B	04/2017	RUB	516,000	USD	8,684	441,974	—
CITNA-B	04/2017	TRY	7,150	USD	1,899	55,476	—
CITNA-B	06/2017	TWD	96,671	USD	3,192	3,129	—
CITNA-B	04/2017	USD	1,359	ARS	21,500	—	34,757
CITNA-B	06/2017	USD	1,848	HUF	527,000	21,582	—
CITNA-B	04/2017	USD	8,073	KRW	9,281,000	—	234,447
CITNA-B	04/2017	USD	4,754	MYR	21,055	—	3,223
CITNA-B	05/2017	USD	3,394	PEN	11,250	—	54,884
CITNA-B	04/2017	USD	9,559	RUB	568,500	—	495,604
DEU	04/2017	BRL	22,356	USD	7,056	85,194	—
DEU	04/2017	USD	6,913	BRL	22,356	—	228,103
DEU	09/2017	USD	9,094	EUR	8,505	—	58,008
DEU	04/2017	USD	2,394	TRY	9,140	—	104,781
GSCO-OT	04/2017	BRL	4,170	USD	1,316	15,891	—
GSCO-OT	09/2017	EUR	145	USD	156	12	—
GSCO-OT	06/2017	RON	7,955	USD	1,866	675	—

23        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Forward Currency Exchange Contracts (Continued)
Counterparty	Settlement Month(s)	Currency Purchased (000’s)			Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation

GSCO-OT	06/2017	TRY	6,390	USD	1,675	$46,469	$—
GSCO-OT	04/2017 - 05/2017	USD	2,387	BRL	7,570	2,113	26,317
GSCO-OT	06/2017	USD	946	COP	2,797,000	—	17,153
GSCO-OT	05/2017	USD	4,327	MXN	83,700	—	114,427
HSBC	06/2017	COP	23,831,000	USD	7,924	284,045	—
HSBC	06/2017	THB	75,000	USD	2,120	61,804	—
HSBC	06/2017	USD	16,986	AUD	22,280	993	13,653
HSBC	06/2017	USD	1,552	PLN	6,150	1,849	—
HSBC	06/2017	USD	13,830	TWD	419,394	—	29,555
JPM	04/2017 - 05/2017	BRL	60,840	USD	19,165	216,458	—
JPM	05/2017	CLP	5,548,000	USD	8,366	24,570	—
JPM	05/2017	IDR	105,783,000	USD	7,900	29,373	—
JPM	04/2017	KRW	9,423,000	USD	8,227	207,121	—
JPM	05/2017	PEN	28,280	USD	8,539	132,297	—
JPM	04/2017	RUB	144,400	USD	2,461	92,503	—
JPM	06/2017	TRY	31,050	USD	8,388	—	21,297
JPM	06/2017	TWD	95,000	USD	3,075	63,995	—
JPM	04/2017 - 05/2017	USD	23,037	BRL	73,200	37,362	304,152
JPM	05/2017	USD	8,506	CLP	5,548,000	115,240	—
JPM	04/2017	USD	8,674	EUR	8,155	—	34,965
JPM	04/2017	USD	10,773	KRW	12,422,000	—	345,607
JPM	05/2017	USD	1,021	MXN	19,800	—	30,067
JPM	05/2017	USD	5,139	PEN	17,030	—	82,461
JPM	06/2017	USD	3,293	RUB	200,400	—	203,280
SCB	06/2017	THB	90,200	USD	2,550	73,314	—
TDB	04/2017 - 05/2017	BRL	81,704	USD	26,136	—	106,220
TDB	05/2017	MXN	308,200	USD	14,987	1,366,203	—
TDB	09/2017	PLN	26,270	USD	6,449	168,081	—
TDB	04/2017 - 06/2017	USD	35,452	BRL	112,131	68,349	187,744
TDB	06/2017	USD	4,425	JPY	490,000	11,471	—
TDB	05/2017	USD	13,964	MXN	268,800	—	298,459

Total Unrealized Appreciation and Depreciation						$5,256,489	$4,039,908

Futures Contracts as of March 31, 2017
Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)

United States Treasury Long Bonds	CBT	Buy	6/21/17	120	$18,101,250	$65,633
United States Treasury Nts., 10 yr.	CBT	Buy	6/21/17	253	31,514,313	9,812
United States Treasury Nts., 2 yr.	CBT	Sell	6/30/17	306	66,234,657	(41,713)
United States Treasury Nts., 2 yr.	CBT	Buy	6/30/17	450	97,403,907	67,715
United States Treasury Nts., 5 yr.	CBT	Buy	6/30/17	14	1,648,172	1,587
United States Ultra Bonds	CBT	Buy	6/21/17	375	60,234,375	228,623

						$331,657

Over-the-Counter Options Written at March 31, 2017
Description	Counterparty		Exercise Price	Expiration Date		Number of Contracts	Premiums Received	Value

BRL Currency Call	HSBC	BRL	3.040	5/12/17	BRL	(39,520,000)	$130,130	$(47,977)

BRL Currency Put	HSBC	BRL	3.350	5/12/17	BRL	(43,550,000)	133,004	(44,683)

EUR Currency Put	BNP	USD	1.040	6/16/17	EUR	(13,265,000)	83,039	(111,970)

GBP Currency Call	BNP	USD	1.300	6/26/17	GBP	(25,000,000)	158,375	(150,400)

GBP Currency Put	BNP	USD	1.199	6/26/17	GBP	(25,000,000)	173,500	(134,050)

IDR Currency Put	NOM	IDR	13700.000	4/28/17	IDR	(178,100,000,000)	200,453	—

JPY Currency Call	CITNA-B	JPY	108.500	4/20/17	JPY	(1,874,880,000)	35,797	(29,998)

KRW Currency Put	BAC	KRW	1250.000	6/15/17	KRW	(20,647,665,000)	240,504	—

KRW Currency Call	BAC	KRW	1130.000	6/15/17	KRW	(18,665,490,000)	241,331	(429,306)

RUB Currency Put	GSCO-OT	RUB	61.000	6/5/17	RUB	(807,165,000)	258,385	(75,066)

Total Over-the-Counter Options Written							$1,654,518	$(1,023,450)

Centrally Cleared Credit Default Swaps at March 31, 2017
Reference Asset	Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received/(Paid)	Value

CDX.HY.28	Sell	5.000%	6/20/22	USD	8,800	$(557,016)	$631,145

Federative Republic of Brazil	Sell	1.000	6/20/22	USD	2,500	154,768	(151,764)

People’s Republic of China	Buy	1.000	6/20/22	USD	4,400	28,682	(31,673)

Republic of Korea	Buy	1.000	6/20/22	USD	6,600	162,875	(157,144)

Republic of South Africa	Buy	1.000	6/20/22	USD	2,000	(95,759)	112,185

24        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Centrally Cleared Credit Default Swaps (Continued)
Reference Asset	Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received/(Paid)	Value
Republic of South Africa	Buy	1.000%	6/20/22	USD	3,000	$(144,250)	$167,861
Republic of Turkey	Buy	1.000	12/20/21	USD	6,604	(454,417)	348,364
Republic of Turkey	Buy	1.000	6/20/22	USD	6,000	(400,506)	385,145

Total Cleared Credit Default Swaps						$(1,305,623)	$1,304,119

Over-the-Counter Credit Default Swaps at March 31, 2017
Reference Asset	Counterparty	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)		Premiums Received/(Paid)	Value
CMBX.NA.BBB-.8	FIB	Sell	3.000%	10/17/57	USD	5,215	$703,076	$(847,946)
CMBX.NA.BBB-.9	FIB	Sell	3.000	9/17/58	USD	3,615	548,772	(422,915)
CMBX.NA.BBB-.9	FIB	Sell	3.000	9/17/58	USD	2,325	358,796	(271,999)
CMBX.NA.BBB-.9	MSCO	Sell	3.000	9/17/58	USD	3,875	590,697	(453,332)
CMBX.NA.BBB-.9	MSCO	Sell	3.000	9/17/58	USD	2,580	375,718	(301,832)
CMBX.NA.BBB-.9	MSCO	Sell	3.000	9/17/58	USD	3,880	592,189	(453,917)
Federative Republic of Brazil	BNP	Sell	1.000	12/20/18	USD	1,190	94,152	3,797
Oriental Republic of Uruguay	BOA	Sell	1.000	12/20/21	USD	2,697	48,743	12,598
State Bank of India	BNP	Sell	1.000	9/20/19	USD	1,740	71,791	21,118

Total Over-the-Counter Credit Default Swaps							$3,383,934	$(2,714,428)

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)	Amount Recoverable*	Reference Asset Rating Range**
Investment Grade CMBS Indexes	$21,490,000	$—	BBB+ to BBB-
Non-Investment Grade Corporate Debt Indexes	8,800,000	—	BB
Investment Grade Single Name Corporate Debt	1,740,000	—	BBB-
Investment Grade Sovereign Debt	2,697,000	—	BBB
Non-Investment Grade Sovereign Debt	3,690,000	—	BB

Total USD	$38,417,000	$—

*The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

**The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

Centrally Cleared Interest Rate Swaps at March 31, 2017
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received / (Paid)	Value
		Three-Month USD
BAC	Pay	BBA LIBOR	1.511%	6/8/18	USD	92,675	$—	$9,686
		Three-Month USD
BAC	Receive	BBA LIBOR	2.616	11/15/43	USD	8,125	—	90,264
		Three-Month USD
BAC	Receive	BBA LIBOR	2.675	11/15/43	USD	8,000	—	(31,955)
		Three-Month USD
BAC	Receive	BBA LIBOR	2.688	11/15/43	USD	8,400	—	(54,117)
		Six-Month PLN WIBOR
BAC	Pay	WIBO	1.745	9/12/18	PLN	25,200	—	38,639
		Three-Month USD
BAC	Pay	BBA LIBOR	2.060	4/4/22	USD	83,575	—	(9,360)
		Six-Month PLN WIBOR
BAC	Pay	WIBO	1.745	9/15/18	PLN	25,195	—	45,077
		Three-Month USD
BAC	Receive	BBA LIBOR	2.672	4/4/47	USD	18,275	—	51,353
BNP	Pay	MXN TIIE BANXICO	7.403	2/28/22	MXN	359,915	—	170,273
		Three-Month HUF
CITNA-B	Receive	BUBOR	1.025	3/5/19	HUF	3,900,750	—	(61,042)
		Three-Month PLN
CITNA-B	Pay	WIBOR WIBO	2.125	3/5/19	PLN	55,800	—	19,510
		Six-Month HUF
CITNA-B	Pay	BUBOR	1.390	1/25/22	HUF	784,000	—	25,018
CITNA-B	Pay	BZDI	11.710	1/4/21	BRL	16,750	—	201,322
		Three-Month ZAR
DEU	Receive	JIBAR SAFEX	8.310	6/29/26	ZAR	28,050	—	(28,995)

25        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Centrally Cleared Interest Rate Swaps (Continued)
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received / (Paid)	Value
DEU	Pay	MXN TIIE BANXICO	7.430%	2/28/22	MXN	59,545	$—	$31,824
DEU	Pay	BZDI	10.570	1/4/21	BRL	15,500	—	57,389
		Three-Month ZAR
DEU	Pay	JIBAR SAFEX	7.675	2/21/22	ZAR	26,465	—	130
DEU	Pay	MXN TIIE BANXICO	7.380	2/18/22	MXN	182,700	—	72,836
GSCOI	Receive	MXN TIIE BANXICO	7.400	11/4/26	MXN	65,835	(663)	2,832
		Three-Month ZAR
GSCOI	Receive	JIBAR SAFEX	7.880	3/30/27	ZAR	23,670	—	33,774
		Three-Month USD
GSCOI	Pay	BBA LIBOR	1.965	2/9/22	USD	17,650	—	(43,307)
GSCOI	Pay	MXN TIIE BANXICO	7.470	2/28/22	MXN	121,700	—	76,107
JPM	Pay	MXN TIIE BANXICO	7.490	2/28/22	MXN	145,500	—	97,604
		Three-Month ZAR
JPM	Receive	JIBAR SAFEX	7.490	3/27/22	ZAR	39,920	—	24,914
		Three-Month ZAR
JPM	Pay	JIBAR SAFEX	7.200	3/27/19	ZAR	90,480	—	(22,240)

Total Centrally Cleared Interest Rate Swaps							$(663)	$797,536

Over-the-Counter Interest Rate Swaps at March 31, 2017
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date		Notional Amount (000’s)	Value
		Three-Month KRW CD
BNP	Receive	KSDA	1.850%	3/6/24	KRW	6,722,000	$(17,050)
		Six-Month INR
		FBIL MIBOR OIS
BOA	Pay	Compound	6.330	1/31/22	INR	210,000	(24,477)
BOA	Pay	Six-Month THB THBFIX	2.200	3/20/22	THB	99,500	(5,879)
		Three-Month KRW CD
BOA	Receive	KSDA	1.860	3/6/24	KRW	4,472,500	(13,987)
		1 Time COP IBR OIS
CITNA-B	Receive	Compound	5.870	3/24/18	COP	40,160,110	9,712
		Three-Month COP IBR
CITNA-B	Pay	OIS Compound	5.700	2/7/20	COP	13,865,000	59,599
		Three-Month COP IBR
CITNA-B	Pay	OIS Compound	5.370	3/24/20	COP	13,032,090	25,733
		Three-Month KRW CD
DEU	Pay	KSDA	1.480	4/20/18	KRW	102,630,000	(20,821)
		Three-Month COP IBR
GSCOI	Pay	OIS Compound	5.530	1/17/19	COP	20,871,770	9,178
JPM	Pay	Six-Month THB THBFIX	2.603	3/24/27	THB	53,200	(10,641)
		Three-Month MYR
JPM	Receive	KLIBOR BNM	4.005	2/21/22	MYR	13,230	(18,775)
		Three-Month MYR
SCB	Pay	KLIBOR BNM	3.310	8/19/21	MYR	45,000	(212,544)

Total Over-the-Counter Interest Rate Swaps							$(219,952)

Over-the-Counter Total Return Swaps at March 31, 2017
Reference Asset	Counterparty	Pay/Receive Total Return*	Floating Rate	Maturity Date		Notional Amount (000’s)	Value
PowerShares Senior Loan			One-Month USD BBA LIBOR
Exchange Traded Fund	CITNA-B	Receive	plus 20 basis points	7/12/17	USD	16,947	$(65,739)

* Fund will pay or receive the total return of the reference asset depending on whether the return is positive or negative. For contracts where the Fund has elected to receive the total return of the reference asset if positive, it will be responsible for paying the floating rate and the total return of the reference asset if negative. If the Fund has elected to pay the total return of the reference asset if positive, it will receive the floating rate and the total return of the reference asset if negative.

Over-the-Counter Interest Rate Swaptions Written at March 31, 2017
Description	Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date		Notional	Amount (000’s)	Premiums Received	Value
Interest Rate Swap maturing			Three-Month
7/6/27 Call	BAC	Pay	USD LIBOR	2.632%	6/30/17	USD		75,000	$448,250	$(472,325)
Interest Rate Swap maturing			Three-Month
5/17/27 Call	BAC	Pay	USD LIBOR	2.800	5/15/17	USD		104,000	449,208	(67,707)

Total Over-the-Counter Interest Rate Swaptions Written									$897,458	$(540,032)

Glossary:

Counterparty Abbreviations

BAC	Barclays Bank plc

26        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Counterparty Abbreviations (Continued)

BNP	BNP Paribas
BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
FIB	Credit Suisse International
GSCOI	Goldman Sachs International
GSCO-OT	Goldman Sachs Bank USA
HSBC	HSBC Bank USA NA
JPM	JPMorgan Chase Bank NA
MSCO	Morgan Stanley Capital Services, Inc.
NOM	Nomura Global Financial Products, Inc.
SCB	Standard Chartered Bank
TDB	Toronto Dominion Bank
UBS	UBS AG

Currency abbreviations indicate amounts reporting in currencies

ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CLP	Chilean Peso
COP	Colombian Peso
EUR	Euro
GBP	British Pound Sterling
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Nuevo Peso
MYR	Malaysian Ringgit
PEN	Peruvian New Sol
PLN	Polish Zloty
RON	New Romanian Leu
RUB	Russian Ruble
THB	Thailand Baht
TRY	New Turkish Lira
TWD	New Taiwan Dollar
ZAR	South African Rand

Definitions

BANXICO	Banco de Mexico
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
BNM	Bank Negra Malaysia
BUBOR	Budapest Interbank Offered Rate
BZDI	Brazil Interbank Deposit Rate
CD	Certificate of Deposit
CDX.HY.28	Markit CDX High Yield Index
CMBX.NA.BBB-.8	Markit CMBX North American Index
CMBX.NA.BBB-.9	Markit CMBX North American Index
FBIL	Financial Benchmarks India Private Ltd.
IBR	Indicador Bancario de Referencia
JIBAR SAFEX	South Africa Johannesburg Interbank Agreed Rate/Futures Exchange
KLIBOR	Kuala Lumpur Interbank Offered Rate
KSDA	Korean Securities Dealers Assn.
LIBOR	London - Interbank Offered Rate
MIBOR	Mumbai Interbank Offered Rate
OIS	Overnight Index Swap
THBFIX	Thai Baht Interest Rate Fixing
TIIE	Interbank Equilibrium Interest Rate
WIBOR WIBO	Poland Warsaw Interbank Offer Bid Rate

Exchange Abbreviations

CBT	Chicago Board of Trade

27        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS March 31, 2017 Unaudited

1. Organization

Oppenheimer Global Strategic Income Fund/VA (the “Fund”), a separate series of Oppenheimer Variable Account Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s main investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer Global Strategic Income Fund (Cayman) Ltd., which is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and exchange traded funds related to gold or other special minerals (“Gold ETFs”). The Subsidiary is subject to the same investment restrictions and guidelines, and follows the same compliance policies and procedures, as the Fund.

At period end, the Fund owned 51,485 shares with net assets of $4,443,167 in the Subsidiary.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded. If the official closing price or last sales price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

28        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

3. Securities Valuation (Continued)

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage- backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.

Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered are measured using net asset value as a practical expedient, and are not classified in the fair value hierarchy.

The table below categorizes amounts at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$70,958,518	$16,909,647	$87,868,165

29        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Investments, at Value: (Continued)
Mortgage-Backed Obligations	$—	$284,349,740	$—	$284,349,740
U.S. Government Obligations	—	22,211,271	—	22,211,271
Foreign Government Obligations	—	136,058,034	—	136,058,034
Corporate Loans	—	3,537,879	—	3,537,879
Corporate Bonds and Notes	—	784,308,187	2,034,209	786,342,396
Preferred Stocks	11,893,791	—	53,775	11,947,566
Common Stocks	4,381,946	29,252	519,872	4,931,070
Rights, Warrants and Certificates	—	16,453	—	16,453
Structured Securities	—	5,501,791	2,966,132	8,467,923
Short-Term Note	—	79,883,840	—	79,883,840
Investment Companies	51,148,170	—	—	51,148,170
Over-the-Counter Options Purchased	—	1,272,764	—	1,272,764
Over-the-Counter Interest Rate Swaptions Purchased	—	838,457	—	838,457

Total Investments, at Value	67,423,907	1,388,966,186	22,483,635	1,478,873,728
Other Financial Instruments:
Swaps, at value	—	141,735	—	141,735
Centrally cleared swaps, at value	—	2,693,252	—	2,693,252
Futures contracts	373,370	—	—	373,370
Forward currency exchange contracts	—	5,256,489	—	5,256,489

Total Assets excluding investment companies valued using practical expedient	$67,797,277	$1,397,057,662	$22,483,635	1,487,338,574

Investment companies valued using practical expedient				276,222,129

Total Assets				$1,763,560,703

Liabilities Table
Other Financial Instruments:
Swaps, at value	$—	$(3,141,854)	$—	$(3,141,854)
Centrally cleared swaps, at value	—	(591,597)	—	(591,597)
Options written, at value	—	(1,023,450)	—	(1,023,450)
Futures contracts	(41,713)	—	—	(41,713)
Forward currency exchange contracts	—	(4,039,908)	—	(4,039,908)
Swaptions written, at value	—	(540,032)	—	(540,032)

Total Liabilities	$(41,713)	$(9,336,841)	$—	$(9,378,554)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into Level 2*	Transfers out of Level 2**	Transfers into Level 3**	Transfers out of Level 3*

Assets Table
Investments, at Value:
Mortgage-Backed Obligations	$88,123	$—	$—	$(88,123)
Corporate Bonds and Notes	—	(2,534,587)	2,534,587	—

Total Assets	$88,123	$(2,534,587)	$2,534,587	$(88,123)

* Transferred from Level 3 to Level 2 due to the availability of market data for this security.

** Transferred from Level 2 to Level 3 because of the lack of observable market data due to a decrease in market activity for these securities.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage

30        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

4. Investments and Risks (Continued)

risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Consolidated Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), formerly known as Oppenheimer Institutional Money Market Fund, which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Investment in Oppenheimer Master Funds. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the 1940 Act, as amended, that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC (“Master Loan”) and Oppenheimer Master Event-Linked Bond Fund, LLC (“Master Event-Linked Bond”) (the “Master Funds”). Each Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Master Fund than in another, the Fund will have greater exposure to the risks of that Master Fund.

The investment objective of Master Loan is to seek income. The investment objective of Master Event-Linked Bond is to seek total return. The Fund’s investments in the Master Funds are included in the Consolidated Statement of Investments. The Fund recognizes income and gain/(loss) on its investments in each Master Fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Funds. As a shareholder, the Fund is subject to its proportional share of the Master Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Funds. The Fund owns 15.1% of Master Loan and 14.8% of Master Event-Linked Bond at period end.

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Consolidated Statement of Operations in the annual and semiannual reports. The Fund records a realized gain or loss when a structured security is sold or matures.

Loans. The Fund invests in loans made to U.S. and foreign borrowers that are corporations, partnerships or other business entities. The Fund will do so directly as an original lender or by assignment or indirectly through participation agreements or certain derivative instruments. While many of these loans will be collateralized, the Fund can also invest in uncollateralized loans. Loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancing of borrowers. The loans often pay interest at rates that float above (or are adjusted periodically based on) a benchmark that reflects current interest rates although the Fund can also invest in loans with fixed interest rates.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

31        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions

Purchased securities	$99,168,708
Sold securities	4,367,292

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

At period end, the Fund pledged $89,210 of collateral to the counterparty for forward roll transactions.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment.

Information concerning securities not accruing interest at period end is as follows:

Cost	$3,687,721
Market Value	$1,837,277
Market Value as % of Net Assets	0.11%

Sovereign Debt Risk. The Fund invests in sovereign debt securities, which are subject to certain special risks. These risks include, but are not limited to, the risk that a governmental entity may delay or refuse, or otherwise be unable, to pay interest or repay the principal on its sovereign debt. There may also be no legal process for collecting sovereign debt that a government does not pay or bankruptcy proceedings through which all or part of such sovereign debt may be collected. In addition, a restructuring or default of sovereign debt may also cause additional impacts to the financial markets, such as downgrades to credit ratings, reduced liquidity and increased volatility, among others.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and

32        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

5. Market Risk Factors (Continued)

a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as a receivable (or payable) and in the Consolidated Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the reporting period, the Fund had daily average contract amounts on forward contracts to buy and sell of $324,195,698 and $323,363,071, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain

33        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Consolidated Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Consolidated Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

During the reporting period, the Fund had an ending monthly average market value of $179,306,442 and $25,041,182 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund has purchased call options on currencies to increase exposure to foreign exchange rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on currencies to decrease exposure to foreign exchange rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $702,046 and $703,551 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on currencies to increase exposure to foreign exchange rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on currencies to decrease exposure to foreign exchange rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $779,518 and $522,776 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the reporting period was as follows:

	Number of Contracts	Amount of Premiums
Options outstanding as of
December 31, 2016	82,620,181,343	$2,257,477
Options written	183,201,120,543	1,870,989
Options closed or expired	(370,034,835)	(392,312)
Options exercised	(45,209,732,051)	(2,081,636)

Options outstanding as of
March 31, 2017	220,241,535,000	$1,654,518

34        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

6. Use of Derivatives (Continued)

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Consolidated Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual issuers and/or indexes of issuers.

The Fund has engaged in spread curve trades by simultaneously purchasing and selling protection through credit default swaps referenced to the same reference asset but with different maturities. Spread curve trades attempt to gain exposure to credit risk on a forward basis by realizing gains on the expected differences in spreads.

For the reporting period, the Fund had ending monthly average notional amounts of $68,143,250 and $38,215,450 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.

The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.

For the reporting period, the Fund had ending monthly average notional amounts of $77,927,403 and $233,825,364 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

35        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on the value of asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate) and the other on the total return of a reference asset (such as a security or a basket of securities or securities index). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

The Fund has entered into total return swaps to increase exposure to the credit risk of various indexes or basket of securities. These credit risk related total return swaps require the Fund to pay to, or receive payments from, the counterparty based on the movement of credit spreads of the related indexes or securities.

For the reporting period, the Fund had ending monthly average notional amounts of $12,697,103 on total return swaps which are long the reference asset.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Consolidated Statement of Investments and the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Written swaptions are reported on a schedule following the Consolidated Statement of Investments and their value is reported as a separate asset or liability line item in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Consolidated Statement of Operations in the annual and semiannual reports. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Consolidated Statement of Operations in the annual and semiannual reports for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate increases relative to the preset interest rate.

The Fund has written swaptions which gives it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. A written swaption of this type becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

During the reporting period, the Fund had an ending monthly average market value of $940,172 and $593,511 on purchased and written swaptions, respectively.

Written swaption activity for the reporting period was as follows:

	Number of Contracts	Amount of Premiums

Swaptions outstanding as of
December 31, 2016	182,000,000	$782,330
Swaptions written	204,000,000	1,097,458
Swaptions exercised	(207,000,000)	(982,330)

Swaptions outstanding as of
March 31, 2017	179,000,000	$897,458

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s

36        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

6. Use of Derivatives (Continued)

International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

At period end, the Fund has required certain counterparties to post collateral of $1,630,908.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

7. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$1,741,100,123

Federal tax cost of other investments	137,705,599

Total federal tax cost	$1,878,805,722

Gross unrealized appreciation	$52,864,909

Gross unrealized depreciation	(35,205,016)

Net unrealized appreciation	$17,659,893

37        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

STATEMENT OF INVESTMENTS March 31, 2017 Unaudited

	Shares	Value
Common Stocks—92.3%
Consumer Discretionary—8.0%
Automobiles—1.5%
Ford Motor Co.	6,675	$77,697
General Motors Co.	1,125	39,780
		117,477
Hotels, Restaurants & Leisure—1.0%
Extended Stay America, Inc.	4,975	79,301
Household Durables—2.1%
CalAtlantic Group, Inc.	3,300	123,585
PulteGroup, Inc.	1,740	40,977
		164,562
Media—1.4%
Comcast Corp., Cl. A	990	37,214
Time Warner, Inc.	750	73,283
		110,497
Multiline Retail—1.2%
Kohl’s Corp.	750	29,857
Macy’s, Inc.	1,775	52,611
Target Corp.	240	13,246
		95,714
Specialty Retail—0.8%
Signet Jewelers Ltd.	435	30,132
Staples, Inc.	3,675	32,230
		62,362
Consumer Staples—7.5%
Beverages—1.2%
Coca-Cola Co. (The)	1,050	44,562
Molson Coors Brewing Co., Cl. B	500	47,855
		92,417
Food & Staples Retailing—2.5%
CVS Health Corp.	150	11,775
Kroger Co. (The)	590	17,399
Walgreens Boots Alliance, Inc.	1,280	106,304
Wal-Mart Stores, Inc.	895	64,512
		199,990
Food Products—2.4%
B&G Foods, Inc.	650	26,163
Kraft Heinz Co. (The)	815	74,010
Post Holdings, Inc.[1]	975	85,332
		185,505
Household Products—0.6%
Procter & Gamble Co. (The)	525	47,171
Personal Products—0.1%
Unilever NV	80	3,974
Tobacco—0.7%
Philip Morris International, Inc.	500	56,450
Energy—11.2%
Oil, Gas & Consumable Fuels—11.2%
BP plc, Sponsored ADR	3,369	116,298
Chevron Corp.[2]	2,010	215,814
Exxon Mobil Corp.	1,650	135,316
Kinder Morgan, Inc.	2,955	64,242
Marathon Oil Corp.	6,250	98,750
Royal Dutch Shell plc, Cl. A, Sponsored ADR	3,250	171,372
Williams Cos., Inc. (The)	2,700	79,893
		881,685
Financials—29.1%
Capital Markets—5.0%
Goldman Sachs Group, Inc. (The)	490	112,563
KKR & Co. LP3	7,600	138,548

	Shares	Value
Capital Markets (Continued)
Morgan Stanley	3,270	$140,087
		391,198
Commercial Banks—11.8%
Bank of America Corp.	1,750	41,282
CIT Group, Inc.	945	40,569
Citigroup, Inc.[2]	7,110	425,320
JPMorgan Chase & Co.[2]	2,350	206,424
Wells Fargo & Co.	3,725	207,334
		920,929
Insurance—4.1%
American International Group, Inc.	1,975	123,299
Assured Guaranty Ltd.	3,000	111,330
MetLife, Inc.	1,615	85,304
		319,933
Real Estate Investment Trusts (REITs)—5.3%
Blackstone Mortgage Trust, Inc., Cl. A	1,810	56,038
Colony NorthStar, Inc., Cl. A	12,028	155,281
Starwood Property Trust, Inc.	3,465	78,240
Two Harbors Investment Corp.	5,500	52,745
Uniti Group, Inc.	2,950	76,257
		418,561
Real Estate Management & Development—0.7%
Realogy Holdings Corp.	1,930	57,495
Thrifts & Mortgage Finance—2.2%
MGIC Investment Corp.[1]	8,825	89,397
Radian Group, Inc.	4,615	82,886
		172,283
Health Care—10.5%
Biotechnology—2.1%
AbbVie, Inc.	1,300	84,708
Gilead Sciences, Inc.	1,265	85,919
		170,627
Health Care Equipment & Supplies—2.6%
Abbott Laboratories	2,735	121,461
Medtronic plc	1,000	80,560
		202,021
Pharmaceuticals—5.8%
Bristol-Myers Squibb Co.	240	13,051
Johnson & Johnson	670	83,449
Merck & Co., Inc.	2,440	155,038
Pfizer, Inc.	5,940	203,207
		454,745
Industrials—5.5%
Aerospace & Defense—1.3%
General Dynamics Corp.	250	46,800
United Technologies Corp.	475	53,300
		100,100
Airlines—1.3%
United Continental Holdings, Inc.[1]	1,480	104,547
Commercial Services & Supplies—0.2%
RR Donnelley & Sons Co.	1,115	13,503
Electrical Equipment—1.0%
Eaton Corp. plc	685	50,793
General Cable Corp.	1,715	30,784
		81,577
Industrial Conglomerates—1.7%
General Electric Co.	4,550	135,590
Information Technology—11.8%
Communications Equipment—1.5%
Cisco Systems, Inc.	3,450	116,610

1      OPPENHEIMER EQUITY INCOME FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Electronic Equipment, Instruments, & Components—0.1%
Corning, Inc.	220	$5,940
Internet Software & Services—1.1%
Alphabet, Inc., Cl. C1	109	90,422
IT Services—0.7%
International Business Machines Corp.	300	52,242
Semiconductors & Semiconductor Equipment—3.0%
Intel Corp.	2,200	79,354
Micron Technology, Inc.[1]	3,000	86,700
QUALCOMM, Inc.	1,165	66,801
		232,855
Software—2.5%
Microsoft Corp.	1,675	110,315
Oracle Corp.	1,950	86,990
		197,305
Technology Hardware, Storage & Peripherals—2.9%
Apple, Inc.	1,300	186,758
HP, Inc.	1,675	29,949
Western Digital Corp.	175	14,443
		231,150
Materials—1.9%
Chemicals—1.1%
Dow Chemical Co. (The)	700	44,478
LyondellBasell Industries NV, Cl. A	425	38,756
		83,234
Containers & Packaging—0.5%
International Paper Co.	750	38,085
Paper & Forest Products—0.3%
Domtar Corp.	735	26,842
Telecommunication Services—3.1%
Diversified Telecommunication Services—3.1%
AT&T, Inc.	4,425	183,859

	Shares	Value
Diversified Telecommunication Services (Continued)
CenturyLink, Inc.	830	$19,563
Frontier Communications Corp.	1,125	2,407
Verizon Communications, Inc.	505	24,619
Windstream Holdings, Inc.	2,020	11,009
		241,457
Utilities—3.7%
Electric Utilities—2.7%
American Electric Power Co., Inc.	1,540	103,380
Exelon Corp.	725	26,085
PPL Corp.	2,050	76,650
		206,115
Independent Power and Renewable Electricity Producers—1.0%
NRG Energy, Inc.	4,300	80,410
Total Common Stocks (Cost $5,957,699)		7,242,881
Preferred Stocks—7.2%
Allergan plc, 5.50% Cv., Series A	205	174,205
Exelon Corp., 6.50% Cv.	1,435	70,832
Frontier Communications Corp., 11.125% Cv., Series A, Non-Vtg.	2,010	99,013
iStar, Inc., 4.50% Cv., Non-Vtg.	2,345	119,360
Teva Pharmaceutical Industries Ltd., 7% Cv., Non-Vtg.	180	103,860
Total Preferred Stocks (Cost $750,845)		567,270
Investment Company—0.9%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 0.66%[4,5] (Cost $67,192)	67,192	67,192
Total Investments, at Value (Cost $6,775,736)	100.4%	7,877,343

Net Other Assets (Liabilities)	(0.4)	(34,974)

Net Assets	100.0%	$7,842,369

Footnotes to Statement of Investments

1. Non-income producing security.

2. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements with respect to outstanding written options. The aggregate market value of such securities is $432,757. See Note 5 of the accompanying Notes.

3. Security is a Master Limited Partnership.

4. Rate shown is the 7-day yield at period end.

5. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares December 31, 2016	Gross Additions	Gross Reductions	Shares March 31, 2017
Oppenheimer Institutional Government Money Market Fund, Cl. E	—	499,348	432,156	67,192

			Value	Income
Oppenheimer Institutional Government Money Market Fund, Cl. E			$67,192	$25

Exchange-Traded Options Written at March 31, 2017

Description		Exercise Price	Expiration Date		Number of Contracts	Premiums Received	Value
American Electric Power Co., Inc. Call	USD	67.500	4/21/17	USD	(1)	$49	$(68)
International Business Machines Corp. Call	USD	185.000	4/21/17	USD	(1)	242	(26)
Microsoft Corp. Call	USD	65.000	4/21/17	USD	(5)	455	(650)
Oracle Corp. Call	USD	44.000	4/21/17	USD	(2)	91	(162)

Total Exchange-Traded Options Written						$837	$(906)

2      OPPENHEIMER EQUITY INCOME FUND/VA

NOTES TO STATEMENT OF INVESTMENTS March 31, 2017 Unaudited

1. Organization

Oppenheimer Equity Income Fund/VA (the “Fund”), is a separate series of Oppenheimer Variable Account Funds, a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded. If the official closing price or last sales price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

3      OPPENHEIMER EQUITY INCOME FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

2. Securities Valuation (Continued)

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered are measured using net asset value as a practical expedient, and are not classified in the fair value hierarchy.

The table below categorizes amounts at period end based on valuation input level:

		Level 1— Unadjusted Quoted Prices		Level 2— Other Significant Observable Inputs		Level 3— Significant Unobservable Inputs		Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$	629,913	$	—	$	—	$	629,913
Consumer Staples		585,507		—		—		585,507
Energy		881,685		—		—		881,685
Financials		2,280,399		—		—		2,280,399
Health Care		827,393		—		—		827,393
Industrials		435,317		—		—		435,317
Information Technology		926,524		—		—		926,524
Materials		148,161		—		—		148,161
Telecommunication Services		241,457		—		—		241,457
Utilities		286,525		—		—		286,525
Preferred Stocks		447,910		119,360		—		567,270
Investment Company		67,192		—		—		67,192

Total Assets	$	7,757,983	$	119,360	$	—	$	7,877,343

Liabilities Table
Other Financial Instruments:
Options written, at value	$	(906)	$	—	$	—	$	(906)

Total Liabilities	$	(906)	$	—	$	—	$	(906)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

3. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

4      OPPENHEIMER EQUITY INCOME FUND/VA

3. Investments and Risks (Continued)

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), formerly known as Oppenheimer Institutional Money Market Fund, which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

4. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

5. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless

5      OPPENHEIMER EQUITY INCOME FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

5. Use of Derivatives (Continued)

of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports.

The Fund has purchased put options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $589 on purchased put options.

At period end, the Fund had no such purchased options outstanding.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on individual equity securities and/or equity indexes to increase exposure to equity risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $1,886 and $2,016 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the reporting period was as follows:

	Number of Contracts	Amount of Premiums
Options outstanding as of December 31, 2016	89	$8,461
Options written	120	11,798
Options closed or expired	(141)	(13,456)
Options exercised	(59)	(5,966)

Options outstanding as of March 31, 2017	9	$837

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate

6      OPPENHEIMER EQUITY INCOME FUND/VA

5. Use of Derivatives (Continued)

customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

6. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$6,864,242
Federal tax cost of other investments	(837)

Total federal tax cost	$6,863,405

Gross unrealized appreciation	$1,314,395
Gross unrealized depreciation	(301,363)

Net unrealized appreciation	$1,013,032

7      OPPENHEIMER EQUITY INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS March 31, 2017 Unaudited

	Shares	Value
Common Stocks—44.4%
Consumer Discretionary—2.5%
Auto Components—0.1%
American Axle & Manufacturing Holdings, Inc.[1]	788	$14,799
Cooper Tire & Rubber Co.	475	21,066
Cooper-Standard Holdings, Inc.[1]	166	18,414
Dana, Inc.	1,536	29,660
Dorman Products, Inc.[1]	306	25,132
Fox Factory Holding Corp.[1]	357	10,246
Gentherm, Inc.[1]	357	14,012
GKN plc	13,375	60,985
Horizon Global Corp.[1]	195	2,707
LCI Industries	251	25,050
Metaldyne Performance Group, Inc.	685	15,652
Modine Manufacturing Co.[1]	800	9,760
Motorcar Parts of America, Inc.[1]	173	5,316
Spartan Motors, Inc.	544	4,352
Standard Motor Products, Inc.	316	15,528
Stoneridge, Inc.[1]	360	6,530
Strattec Security Corp.	37	1,029
Superior Industries International, Inc.	262	6,642
Tenneco, Inc.	569	35,517
Tower International, Inc.	257	6,965
Unique Fabricating, Inc.	111	1,335
Valeo SA	2,332	155,523
Workhorse Group, Inc.[1]	298	784
		487,004

Automobiles—0.0%
Ford Motor Co.	3,414	39,739
General Motors Co.	1,148	40,593
Winnebago Industries, Inc.	300	8,775
		89,107

Distributors—0.0%
Core-Mark Holding Co., Inc.	497	15,501
Weyco Group, Inc.	108	3,033
		18,534

Diversified Consumer Services—0.1%
American Public Education, Inc.[1]	215	4,924
Ascent Capital Group, Inc., Cl. A1	119	1,681
Bridgepoint Education, Inc.[1]	529	5,644
Bright Horizons Family Solutions, Inc.[1]	606	43,929
Cambium Learning Group, Inc.[1]	634	3,107
Capella Education Co.	173	14,709
Career Education Corp.[1]	1,070	9,309
Carriage Services, Inc., Cl. A	168	4,556
Chegg, Inc.[1]	835	7,047
Collectors Universe, Inc.	105	2,741
DeVry Education Group, Inc.	655	23,220
Grand Canyon Education, Inc.[1]	457	32,726
Houghton Mifflin Harcourt Co.[1]	9,767	99,135
K12, Inc.[1]	605	11,586
Liberty Tax, Inc.	116	1,653
Regis Corp.[1]	524	6,141
Sotheby’s1	485	22,058
Strayer Education, Inc.	116	9,337
		303,503

Hotels, Restaurants & Leisure—0.7%
Accor SA	3,511	146,274
Belmond Ltd., Cl. A1	1,089	13,177
Biglari Holdings, Inc.[1]	28	12,095
BJ’s Restaurants, Inc.[1]	231	9,332
Bloomin’ Brands, Inc.	1,041	20,539
Bob Evans Farms, Inc.	197	12,779
Bojangles’, Inc.[1]	342	7,011
Boyd Gaming Corp.[1]	1,167	25,686
Brinker International, Inc.	17,515	769,959

	Shares	Value

Hotels, Restaurants & Leisure (Continued)
Buffalo Wild Wings, Inc.[1]	170	$25,967
Caesars Acquisition Co., Cl. A1	1,419	21,853
Carnival plc	1,356	77,617
Carrols Restaurant Group, Inc.[1]	320	4,528
Century Casinos, Inc.[1]	252	1,905
Cheesecake Factory, Inc. (The)	471	29,843
Churchill Downs, Inc.	158	25,098
Chuy’s Holdings, Inc.[1]	174	5,185
ClubCorp Holdings, Inc.	633	10,160
Compass Group plc	2,625	49,459
Dave & Buster’s Entertainment, Inc.[1]	401	24,497
Del Frisco’s Restaurant Group, Inc.[1]	342	6,173
Del Taco Restaurants, Inc.[1]	433	5,742
Denny’s Corp.[1]	717	8,869
DineEquity, Inc.	208	11,319
El Pollo Loco Holdings, Inc.[1]	384	4,589
Eldorado Resorts, Inc.[1]	448	8,478
Fiesta Restaurant Group, Inc.[1]	355	8,591
Fogo de Chao, Inc.[1]	277	4,501
Golden Entertainment, Inc.	275	3,638
Habit Restaurants, Inc. (The), Cl. A1	206	3,646
Hilton Worldwide Holdings, Inc.	5,893	344,505
ILG, Inc.	1,253	26,263
InterContinental Hotels Group plc	1,036	50,728
International Speedway Corp., Cl. A	588	21,727
Intrawest Resorts Holdings, Inc.[1]	463	11,580
Isle of Capri Casinos, Inc.[1]	540	14,234
J Alexander’s Holdings, Inc.[1]	211	2,121
Jack in the Box, Inc.	365	37,128
Kona Grill, Inc.[1]	152	958
La Quinta Holdings, Inc.[1]	1,192	16,116
Lindblad Expeditions Holdings, Inc.[1]	461	4,131
Luby’s, Inc.[1]	315	980
Marcus Corp. (The)	339	10,882
Marriott Vacations Worldwide Corp.	249	24,883
McDonald’s Corp.	857	111,076
Merlin Entertainments plc[2]	10,806	64,934
Monarch Casino & Resort, Inc.[1]	217	6,410
Nathan’s Famous, Inc.[1]	42	2,631
Paddy Power Betfair plc	921	99,324
Papa John’s International, Inc.	396	31,696
Penn National Gaming, Inc.[1]	795	14,652
Pinnacle Entertainment, Inc.[1]	495	9,662
Planet Fitness, Inc., Cl. A	489	9,423
Potbelly Corp.[1]	251	3,489
Red Lion Hotels Corp.[1]	225	1,586
Red Robin Gourmet Burgers, Inc.[1]	134	7,832
Red Rock Resorts, Inc., Cl. A	444	9,848
Ruby Tuesday, Inc.[1]	625	1,756
Ruth’s Hospitality Group, Inc.	419	8,401
Scientific Games Corp., Cl. A1	722	17,075
SeaWorld Entertainment, Inc.	803	14,671
Shake Shack, Inc., Cl. A1	243	8,116
Sodexo SA	1,716	201,841
Sonic Corp.	441	11,184
Speedway Motorsports, Inc.	552	10,400
Starbucks Corp.	1,155	67,440
Texas Roadhouse, Inc., Cl. A	779	34,689
TUI AG	3,899	54,108
Whitbread plc	948	47,012
Wingstop, Inc.	311	8,795
Zoe’s Kitchen, Inc.[1]	237	4,384
		2,787,181

Household Durables—0.2%
AV Homes, Inc.[1]	241	3,964
Bassett Furniture Industries, Inc.	111	2,986
Beazer Homes USA, Inc.[1]	392	4,755

1      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Household Durables (Continued)
Cavco Industries, Inc.[1]	74	$8,614
Century Communities, Inc.[1]	215	5,461
CSS Industries, Inc.	91	2,359
Ethan Allen Interiors, Inc.	281	8,613
Flexsteel Industries, Inc.	105	5,292
Green Brick Partners, Inc.[1]	498	4,955
Helen of Troy Ltd.[1]	258	24,304
Hooker Furniture Corp.	155	4,813
Hovnanian Enterprises, Inc., Cl. A1	1,474	3,346
Installed Building Products, Inc.[1]	274	14,453
iRobot Corp.[1]	289	19,114
KB Home	873	17,355
La-Z-Boy, Inc.	518	13,986
Libbey, Inc.	348	5,074
Lifetime Brands, Inc.	198	3,980
M/I Homes, Inc.[1]	263	6,444
MDC Holdings, Inc.	477	14,334
Meritage Homes Corp.[1]	414	15,235
NACCO Industries, Inc., Cl. A	78	5,444
New Home Co., Inc. (The)[1]	207	2,165
Sekisui House SI Residential Investment Corp.	302	334,896
Taylor Morrison Home Corp., Cl. A1	294	6,268
Taylor Wimpey plc	25,448	61,624
TopBuild Corp.[1]	338	15,886
TRI Pointe Group, Inc.[1]	1,632	20,465
UCP, Inc., Cl. A1	110	1,117
Universal Electronics, Inc.[1]	126	8,631
William Lyon Homes, Cl. A1	304	6,268
ZAGG, Inc.[1]	312	2,246
		654,447

Internet & Catalog Retail—0.0%
1-800-Flowers.com, Inc., Cl. A1	591	6,028
Amazon.com, Inc.[1]	58	51,419
Etsy, Inc.[1]	1,201	12,767
FTD Cos., Inc.[1]	261	5,257
Gaia, Inc., Cl. A1	154	1,532
HSN, Inc.	489	18,142
Liberty TripAdvisor Holdings, Inc., Cl. A1	1,002	14,128
Nutrisystem, Inc.	211	11,711
Overstock.com, Inc.[1]	229	3,939
PetMed Express, Inc.	207	4,169
Priceline Group, Inc. (The)[1]	35	62,299
Shutterfly, Inc.[1]	381	18,398
		209,789

Leisure Products—0.0%
Acushnet Holdings Corp.[1]	264	4,562
American Outdoor Brands Corp.[1]	617	12,223
Callaway Golf Co.	1,056	11,690
Escalade, Inc.	145	1,871
JAKKS Pacific, Inc.[1]	164	902
Johnson Outdoors, Inc., Cl. A	131	4,782
Malibu Boats, Inc., Cl. A1	161	3,614
Marine Products Corp.	412	4,478
MCBC Holdings, Inc.	236	3,816
Nautilus, Inc.[1]	336	6,132
		54,070

Media—0.8%
AMC Entertainment Holdings, Inc., Cl. A	1,049	32,991
Comcast Corp., Cl. A	1,950	73,301
Daily Journal Corp.[1]	14	3,000
DISH Network Corp., Cl. A1	17,163	1,089,679
Entravision Communications Corp., Cl. A	1,206	7,477
Eros International plc[1]	628	6,468
EW Scripps Co. (The), Cl. A1	694	16,267

	Shares	Value
Media (Continued)
Gannett Co., Inc.	1,246	$10,441
Global Eagle Entertainment, Inc.[1]	1,201	3,831
Gray Television, Inc.[1]	634	9,193
Hemisphere Media Group, Inc., Cl. A1	407	4,782
IMAX Corp.[1]	667	22,678
Informa plc	7,980	65,264
ITV plc	21,320	58,579
Liberty Media Corp.-Liberty Braves[1]	450	10,643
Liberty Media Corp.-Liberty Braves[1]	448	10,725
Liberty Media Corp.-Liberty Formula One, Cl. A1	807	26,389
Liberty Media Corp.-Liberty Formula One, Cl. C1	785	26,808
Live Nation Entertainment, Inc.[1]	13,570	412,121
Loral Space & Communications, Inc.[1]	308	12,135
MDC Partners, Inc., Cl. A	386	3,628
Media General, Inc.[1,3]	1,099	1,868
Meredith Corp.	435	28,101
MSG Networks, Inc., Cl. A1	800	18,680
National CineMedia, Inc.	685	8,652
New Media Investment Group, Inc.	529	7,517
New York Times Co., Cl. A	1,512	21,773
Nexstar Media Group, Inc., Cl. A	292	20,484
Publicis Groupe SA	2,941	205,534
Radio One, Inc., Cl. D1	530	1,749
Reading International, Inc., Cl. A1	319	4,957
RELX plc	3,744	73,428
Saga Communications, Inc., Cl. A	59	3,012
Salem Media Group, Inc., Cl. A	294	2,190
Scholastic Corp.	351	14,942
Sinclair Broadcast Group, Inc., Cl. A	764	30,942
Sky plc	3,316	40,531
Time Warner, Inc.	867	84,715
Time, Inc.	1,086	21,014
Townsquare Media, Inc., Cl. A1	241	2,935
Tribune Media Co., Cl. A	6,002	223,695
tronc, Inc.[1]	331	4,608
Twenty-First Century Fox, Inc., Cl. A	2,787	90,271
Twenty-First Century Fox, Inc., Cl. B	2,610	82,946
Walt Disney Co. (The)	792	89,805
World Wrestling Entertainment, Inc., Cl. A	714	15,865
WPP plc	3,815	83,750
		3,090,364

Multiline Retail—0.1%
Big Lots, Inc.	431	20,981
Dixons Carphone plc	10,954	43,589
Fred’s, Inc., Cl. A	4,968	65,081
Marks & Spencer Group plc	16,801	70,840
Next plc	893	48,371
Ollie’s Bargain Outlet Holdings, Inc.[1]	590	19,765
Target Corp.	1,055	58,225
Tuesday Morning Corp.[1]	533	1,999
		328,851

Specialty Retail—0.3%
Aaron’s, Inc.	811	24,119
Abercrombie & Fitch Co., Cl. A	658	7,850
American Eagle Outfitters, Inc.	1,735	24,342
America’s Car-Mart, Inc.[1]	104	3,791
Asbury Automotive Group, Inc.[1]	214	12,861
Ascena Retail Group, Inc.[1]	35,078	149,432
At Home Group, Inc.[1]	613	9,293
Barnes & Noble Education, Inc.[1]	485	4,651
Barnes & Noble, Inc.	748	6,919
Big 5 Sporting Goods Corp.	251	3,790
Boot Barn Holdings, Inc.[1]	281	2,779
Build-A-Bear Workshop, Inc.[1]	210	1,859

2      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

	Shares	Value
Specialty Retail (Continued)
Caleres, Inc.	442	$11,678
Camping World Holdings, Inc., Cl. A	725	23,374
Cato Corp. (The), Cl. A	273	5,995
Chico’s FAS, Inc.	1,205	17,111
Children’s Place, Inc. (The)	174	20,889
Citi Trends, Inc.	144	2,448
Conn’s, Inc.[1]	341	2,984
Destination XL Group, Inc.[1]	602	1,716
DSW, Inc., Cl. A	809	16,730
Express, Inc.[1]	742	6,760
Finish Line, Inc. (The), Cl. A	428	6,090
Five Below, Inc.[1]	568	24,600
Francesca’s Holdings Corp.[1]	389	5,971
Genesco, Inc.[1]	205	11,367
GNC Holdings, Inc., Cl. A	731	5,380
Group 1 Automotive, Inc.	223	16,520
Guess?, Inc.	849	9,466
Haverty Furniture Cos., Inc.	198	4,821
Hibbett Sports, Inc.[1]	246	7,257
Home Depot, Inc. (The)	398	58,438
Kingfisher plc	19,164	78,338
Kirkland’s, Inc.[1]	195	2,418
Lithia Motors, Inc., Cl. A	272	23,297
Lowe’s Cos., Inc.	674	55,410
MarineMax, Inc.[1]	232	5,023
Monro Muffler Brake, Inc.	339	17,662
Office Depot, Inc.	5,644	26,329
Party City Holdco, Inc.[1]	1,196	16,804
Pier 1 Imports, Inc.	898	6,430
Rent-A-Center, Inc.	16,322	144,776
Sears Hometown & Outlet Stores, Inc.[1]	224	874
Select Comfort Corp.[1]	375	9,296
Shoe Carnival, Inc.	186	4,570
Sonic Automotive, Inc., Cl. A	484	9,704
Sportsman’s Warehouse Holdings, Inc.[1]	649	3,102
Stage Stores, Inc.	327	847
Stein Mart, Inc.	477	1,436
Tailored Brands, Inc.	449	6,708
Tesco plc[1]	23,412	54,455
Tiffany & Co.	3,608	343,842
Tile Shop Holdings, Inc.	561	10,799
Tilly’s, Inc., Cl. A	346	3,121
Vitamin Shoppe, Inc.[1]	242	4,876
West Marine, Inc.[1]	342	3,263
Winmark Corp.	54	6,102
Zumiez, Inc.[1]	245	4,484
		1,355,247

Textiles, Apparel & Luxury Goods—0.2%
Burberry Group plc	3,161	68,419
Columbia Sportswear Co.	692	40,655
Crocs, Inc.[1]	808	5,713
Culp, Inc.	117	3,650
Deckers Outdoor Corp.[1]	348	20,786
Delta Apparel, Inc.[1]	82	1,446
Fossil Group, Inc.[1]	651	11,360
G-III Apparel Group Ltd.[1]	470	10,288
Iconix Brand Group, Inc.[1]	751	5,648
Kering	702	181,739
LVMH Moet Hennessy Louis Vuitton SE	776	170,626
Movado Group, Inc.	257	6,412
NIKE, Inc., Cl. B	1,212	67,545
Oxford Industries, Inc.	164	9,391
Perry Ellis International, Inc.[1]	157	3,372
Sequential Brands Group, Inc.[1]	737	2,867
Steven Madden Ltd.[1]	572	22,051
Superior Uniform Group, Inc.	135	2,511
Unifi, Inc.[1]	179	5,082

	Shares	Value
Textiles, Apparel & Luxury Goods (Continued)
Vera Bradley, Inc.[1]	398	$3,705
Vince Holding Corp.[1]	862	1,336
Wolverine World Wide, Inc.	926	23,122
		667,724
Consumer Staples—2.3%
Beverages—0.4%
Boston Beer Co., Inc. (The), Cl. A1	120	17,358
Coca-Cola Bottling Co. Consolidated	91	18,748
Coca-Cola Co. (The)	26,894	1,141,381
Coca-Cola HBC AG1	3,159	81,574
Craft Brew Alliance, Inc.[1]	199	2,657
Diageo plc	2,417	69,235
MGP Ingredients, Inc.	160	8,677
National Beverage Corp.	400	33,812
PepsiCo, Inc.	829	92,732
Pernod Ricard SA	1,794	212,333
Primo Water Corp.[1]	313	4,251
		1,682,758

Food & Staples Retailing—0.2%
Andersons, Inc. (The)	359	13,606
Carrefour SA	5,506	129,905
Chefs’ Warehouse, Inc. (The)[1]	12,398	172,332
Costco Wholesale Corp.	456	76,467
CVS Health Corp.	887	69,629
Ingles Markets, Inc., Cl. A	190	8,198
J Sainsbury plc	20,428	67,648
Natural Grocers by Vitamin Cottage, Inc.[1]	235	2,442
Performance Food Group Co.[1]	941	22,396
PriceSmart, Inc.	292	26,922
Smart & Final Stores, Inc.[1]	751	9,087
SpartanNash Co.	543	19,000
SUPERVALU, Inc.[1]	2,782	10,739
United Natural Foods, Inc.[1]	537	23,214
Village Super Market, Inc., Cl. A	130	3,445
Walgreens Boots Alliance, Inc.	596	49,498
Wal-Mart Stores, Inc.	1,225	88,298
Weis Markets, Inc.	267	15,927
Wm Morrison Supermarkets plc	22,970	69,073
		877,826

Food Products—0.4%
Admiral Group plc	2,536	63,201
AdvancePierre Foods Holdings, Inc.	740	23,066
Alico, Inc.	88	2,323
Associated British Foods plc	1,694	55,350
B&G Foods, Inc.	694	27,933
Calavo Growers, Inc.	171	10,363
Danone SA	2,996	203,878
Darling Ingredients, Inc.[1]	1,519	22,056
Dean Foods Co.	987	19,404
Farmer Brothers Co.[1]	179	6,328
Fresh Del Monte Produce, Inc.	508	30,089
Freshpet, Inc.[1]	374	4,114
Inventure Foods, Inc.[1]	30,980	136,932
J&J Snack Foods Corp.	178	24,130
John B Sanfilippo & Son, Inc.	121	8,856
Kraft Heinz Co. (The)	649	58,936
Lancaster Colony Corp.	363	46,769
Landec Corp.[1]	273	3,276
Lifeway Foods, Inc.[1]	166	1,781
Limoneira Co.	131	2,739
Mead Johnson Nutrition Co., Cl. A	7,004	623,916
Mondelez International, Inc., Cl. A	993	42,778
Omega Protein Corp.	220	4,411
Sanderson Farms, Inc.	218	22,637
Seaboard Corp.	12	50,033
Seneca Foods Corp., Cl. A1	124	4,476

3      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Food Products (Continued)
Snyder’s-Lance, Inc.	934	$37,650
Tootsie Roll Industries, Inc.	611	22,821
Unilever plc	1,599	78,923
		1,639,169

Household Products—0.1%
Central Garden & Pet Co.[1]	499	18,498
Central Garden & Pet Co., Cl. A1	494	17,152
Colgate-Palmolive Co.	1,242	90,902
HRG Group, Inc.[1]	1,835	35,452
Oil-Dri Corp. of America	85	3,168
Procter & Gamble Co. (The)	1,050	94,342
Reckitt Benckiser Group plc	826	75,281
WD-40 Co.	135	14,708
		349,503

Personal Products—0.1%
Avon Products, Inc.[1]	5,843	25,709
elf Beauty, Inc.[1]	408	11,751
Inter Parfums, Inc.	307	11,221
L’Oreal SA	1,065	204,686
Medifast, Inc.	112	4,970
Nature’s Sunshine Products, Inc.	210	2,100
Nutraceutical International Corp.	92	2,866
Peugeot SA1	7,123	143,624
Revlon, Inc., Cl. A1	527	14,677
Synutra International, Inc.[1]	572	3,403
USANA Health Sciences, Inc.[1]	262	15,091
		440,098

Tobacco—1.1%
Alliance One International, Inc.[1]	150	1,927
Altria Group, Inc.	32,675	2,333,648
British American Tobacco plc	1,121	74,311
Imperial Brands plc	1,590	77,118
Philip Morris International, Inc.	16,013	1,807,868
Turning Point Brands, Inc.[1]	185	2,886
Universal Corp.	254	17,971
Vector Group Ltd.	1,200	24,960
		4,340,689

Energy—7.7%
Energy Equipment & Services—0.5%
Archrock, Inc.	7,074	87,718
Atwood Oceanics, Inc.[1]	752	7,167
Bristow Group, Inc.	395	6,008
CARBO Ceramics, Inc.[1]	298	3,886
Dawson Geophysical Co.[1]	222	1,234
Era Group, Inc.[1]	238	3,156
Exterran Corp.[1]	482	15,159
Fairmount Santrol Holdings, Inc.[1]	2,537	18,596
Forum Energy Technologies, Inc.[1]	915	18,940
Geospace Technologies Corp.[1]	190	3,084
Halliburton Co.	8,286	407,754
Helix Energy Solutions Group, Inc.[1]	1,240	9,635
Hornbeck Offshore Services, Inc.[1]	588	2,605
Independence Contract Drilling, Inc.[1]	401	2,209
Matrix Service Co.[1]	490	8,085
McDermott International, Inc.[1]	2,659	17,948
Natural Gas Services Group, Inc.[1]	187	4,871
Newpark Resources, Inc.[1]	831	6,731
Oil States International, Inc.[1]	552	18,299
Parker Drilling Co.[1]	1,681	2,942
Pearson plc	7,171	61,169
PHI, Inc.[1]	229	2,743
Pioneer Energy Services Corp.[1]	927	3,708
RigNet, Inc.[1]	201	4,311
Schlumberger Ltd.	9,456	738,514
SEACOR Holdings, Inc.[1]	185	12,800
Smart Sand, Inc.[1]	225	3,656

	Shares	Value
Energy Equipment & Services (Continued)
TechnipFMC plc[1]	7,824	$254,604
Tesco Corp.[1]	478	3,848
TETRA Technologies, Inc.[1]	994	4,046
Unit Corp.[1]	494	11,935
US Silica Holdings, Inc.	827	39,688
Vantage Drilling International[1]	447	73,755
Willbros Group, Inc.[1]	843	2,310
		1,863,114

Oil, Gas & Consumable Fuels—7.2%
Abraxas Petroleum Corp.[1]	2,098	4,238
Adams Resources & Energy, Inc.	54	2,017
Alon USA Energy, Inc.	663	8,082
Arch Coal, Inc., Cl. A1	139	9,583
Ardmore Shipping Corp.	361	2,906
Bill Barrett Corp.[1]	716	3,258
BP plc	12,376	71,070
Buckeye Partners LP4	13,490	924,874
California Resources Corp.[1]	510	7,670
Callon Petroleum Co.[1]	2,436	32,058
Canadian Natural Resources Ltd.	14,690	480,958
Carrizo Oil & Gas, Inc.[1]	708	20,291
Chevron Corp.	10,602	1,138,337
Clayton Williams Energy, Inc.[1]	188	24,831
Clean Energy Fuels Corp.[1]	1,420	3,621
Cobalt International Energy, Inc.[1]	5,673	3,026
ConocoPhillips	22,857	1,139,879
Contango Oil & Gas Co.[1]	273	1,998
Delek US Holdings, Inc.	577	14,004
Denbury Resources, Inc.[1]	4,926	12,709
DHT Holdings, Inc.	947	4,233
Dorian LPG Ltd.[1]	661	6,960
Eclipse Resources Corp.[1]	2,971	7,546
Energy Transfer Equity LP4	87,985	1,735,944
Energy Transfer Partners LP4	44,716	1,633,028
Enterprise Products Partners LP4	59,120	1,632,303
EOG Resources, Inc.	7,939	774,449
EQT Midstream Partners LP4	7,595	584,055
Erin Energy Corp.[1]	2,223	5,335
Evolution Petroleum Corp.	329	2,632
EXCO Resources, Inc.[1]	3,396	2,105
Exxon Mobil Corp.	651	53,389
GasLog Ltd.	871	13,370
Gener8 Maritime, Inc.[1]	856	4,854
Genesis Energy LP4	21,145	685,521
Green Plains, Inc.	345	8,539
Halcon Resources Corp.[1]	7,505	57,789
International Seaways, Inc.[1]	360	6,883
Jones Energy, Inc., Cl. A1	862	2,198
Kinder Morgan, Inc.	1,951	42,415
Magellan Midstream Partners LP4	21,315	1,639,337
Matador Resources Co.[1]	1,090	25,931
MPLX LP4	35,487	1,280,371
Navios Maritime Acquisition Corp.	1,524	2,621
Newfield Exploration Co.[1]	13,311	491,309
NGL Energy Partners LP4	7,300	164,980
Noble Energy, Inc.[5]	22,057	757,437
Northern Oil & Gas, Inc.[1]	757	1,968
NuStar Energy LP4	3,220	167,376
NuStar GP Holdings LLC[4]	13,155	367,682
Oasis Petroleum, Inc.[1]	2,362	33,682
Occidental Petroleum Corp.	17,604	1,115,389
Overseas Shipholding Group, Inc., Cl. A1	690	2,663
Pacific Ethanol, Inc.[1]	8,133	55,711
Panhandle Oil & Gas, Inc., Cl. A	186	3,571
Par Pacific Holdings, Inc.[1]	453	7,470
PDC Energy, Inc.[1]	616	38,408
Plains All American Pipeline LP4	21,030	664,758

4      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

	Shares	Value
Oil, Gas & Consumable Fuels (Continued)
Plains GP Holdings LP, Cl. A	25,500	$797,130
Renault SA	1,296	112,595
Renewable Energy Group, Inc.[1]	377	3,940
REX American Resources Corp.[1]	66	5,972
Rice Midstream Partners LP1,4,6	29,925	754,709
Rice Midstream Partners LP4,6	18,400	464,048
Ring Energy, Inc.[1]	448	4,847
Royal Dutch Shell plc, Cl. A	2,464	64,808
Royal Dutch Shell plc, Cl. B	2,370	65,115
RSP Permian, Inc.[1]	1,531	63,429
Sanchez Energy Corp.[1]	763	7,279
SandRidge Energy, Inc.[1]	1,128	20,857
Schroders plc	1,434	54,441
Scorpio Bulkers, Inc.[1]	728	6,698
Scorpio Tankers, Inc.	1,739	7,721
SemGroup Corp., Cl. A	747	26,892
SRC Energy, Inc.[1]	2,116	17,859
Sunoco Logistics Partners LP4	54,375	1,327,838
Tallgrass Energy GP LP, Cl. A	36,877	1,060,583
Tallgrass Energy Partners LP4	4,200	223,440
Targa Resources Corp.[5]	25,422	1,522,778
TC PipeLines LP4	28,795	1,717,910
Teekay Corp.	869	7,951
Teekay Tankers Ltd., Cl. A	1,638	3,358
Tesoro Logistics LP4	7,845	427,317
TOTAL SA	2,622	132,461
Valero Energy Corp.	6,430	426,245
W&T Offshore, Inc.[1]	1,585	4,390
Western Gas Partners LP4	6,135	370,861
Western Refining, Inc.	1,040	36,473
Westmoreland Coal Co.[1]	6,971	101,219
Williams Cos., Inc. (The)	22,770	673,764
Williams Partners LP4	21,617	882,622
		29,387,172

Financials—10.8%
Capital Markets—0.5%
3i Group plc	4,928	46,278
Arlington Asset Investment Corp., Cl. A	240	3,391
Associated Capital Group, Inc., Cl. A	229	8,278
AXA SA	4,151	107,419
B. Riley Financial, Inc.	233	3,495
Bank of New York Mellon Corp. (The)	1,265	59,746
BGC Partners, Inc., Cl. A	2,748	31,217
BlackRock, Inc., Cl. A	120	46,021
Cohen & Steers, Inc.	426	17,027
Cowen Group, Inc., Cl. A1	280	4,186
Diamond Hill Investment Group, Inc.	34	6,615
Evercore Partners, Inc., Cl. A	379	29,524
FBR & Co.	57	1,029
Financial Engines, Inc.	542	23,604
Fortress Investment Group LLC, Cl. A4	76,779	610,393
GAIN Capital Holdings, Inc.	467	3,890
GAMCO Investors, Inc., Cl. A	289	8,552
Goldman Sachs Group, Inc. (The)	3,892	894,070
Greenhill & Co., Inc.	293	8,585
Houlihan Lokey, Inc., Cl. A	659	22,703
INTL FCStone, Inc.[1]	182	6,909
Investment Technology Group, Inc.	328	6,642
Janus Capital Group, Inc.	1,805	23,826
KCG Holdings, Inc., Cl. A1	678	12,089
Ladenburg Thalmann Financial Services, Inc.[1]	1,904	4,722
Manning & Napier, Inc., Cl. A	167	952
Medley Management, Inc., Cl. A	59	490
Moelis & Co., Cl. A	190	7,315
Morgan Stanley	983	42,112
OM Asset Management plc	1,438	21,743
Oppenheimer Holdings, Inc., Cl. A	183	3,129

	Shares	Value
Capital Markets (Continued)
Piper Jaffray Cos.	124	$7,917
Pzena Investment Management, Inc., Cl. A	163	1,604
Safeguard Scientifics, Inc.[1]	193	2,451
Silvercrest Asset Management Group, Inc., Cl. A	84	1,117
Stifel Financial Corp.[1]	618	31,017
Virtu Financial, Inc., Cl. A	398	6,766
Virtus Investment Partners, Inc.	59	6,248
Waddell & Reed Financial, Inc., Cl. A	780	13,260
Westwood Holdings Group, Inc.	87	4,647
WisdomTree Investments, Inc.	1,544	14,020
		2,154,999

Commercial Banks—1.8%
1st Source Corp.	333	15,634
ACNB Corp.	63	1,818
Allegiance Bancshares, Inc.[1]	114	4,241
American National Bankshares, Inc.	84	3,129
Ameris Bancorp	326	15,029
Ames National Corp.	93	2,846
Arrow Financial Corp.	136	4,610
Atlantic Capital Bancshares, Inc.[1]	267	5,060
Banc of California, Inc.	404	8,363
BancFirst Corp.	157	14,114
Banco Latinoamericano de Comercio Exterior SA, Cl. E	379	10,513
Bancorp, Inc. (The)[1]	640	3,264
BancorpSouth, Inc.	898	27,164
Bank of America Corp.	1,905	44,939
Bank of Marin Bancorp	60	3,861
Bank of the Ozarks, Inc.	1,217	63,296
Bankwell Financial Group, Inc.	91	3,129
Banner Corp.	321	17,860
Bar Harbor Bankshares	93	3,076
Barclays plc	19,369	54,596
Berkshire Hills Bancorp, Inc.	476	17,160
Blue Hills Bancorp, Inc.	277	4,944
BNC Bancorp	512	17,946
BNP Paribas SA	1,477	98,381
Boston Private Financial Holdings, Inc.	804	13,186
Bridge Bancorp, Inc.	194	6,790
Brookline Bancorp, Inc.	707	11,065
Bryn Mawr Bank Corp.	165	6,517
C&F Financial Corp.	32	1,482
California First National Bancorp	106	1,717
Camden National Corp.	151	6,650
Capital Bank Financial Corp., Cl. A	500	21,700
Capital City Bank Group, Inc.	227	4,856
Cardinal Financial Corp.	440	13,174
Carolina Financial Corp.	125	3,750
Cathay General Bancorp	739	27,846
CenterState Banks, Inc.	633	16,395
Central Pacific Financial Corp.	407	12,430
Central Valley Community Bancorp	159	3,259
Century Bancorp, Inc., Cl. A	58	3,528
Chemical Financial Corp.	656	33,554
Citigroup, Inc.	668	39,960
Citizens & Northern Corp.	123	2,863
City Holding Co.	150	9,672
CNB Financial Corp.	141	3,368
CoBiz Financial, Inc.	427	7,174
Codorus Valley Bancorp, Inc.	116	3,006
Columbia Banking System, Inc.	579	22,575
Community Bank System, Inc.	437	24,026
Community Trust Bancorp, Inc.	178	8,143
ConnectOne Bancorp, Inc.	315	7,639
County Bancorp, Inc.	67	1,947
Credit Agricole SA	10,339	140,334

5      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Commercial Banks (Continued)
CU Bancorp[1]	217	$8,604
Customers Bancorp, Inc.[1]	304	9,585
CVB Financial Corp.	1,028	22,709
Eagle Bancorp, Inc.[1]	446	26,626
Enterprise Bancorp, Inc.	116	4,032
Enterprise Financial Services Corp.	253	10,727
Equity Bancshares, Inc., Cl. A1	83	2,637
Farmers Capital Bank Corp.	72	2,909
Farmers National Banc Corp.	247	3,544
FB Financial Corp.[1]	193	6,824
FCB Financial Holdings, Inc., Cl. A1	396	19,622
Fidelity Southern Corp.	258	5,774
Financial Institutions, Inc.	187	6,162
First BanCorp (Puerto Rico)[1]	2,292	12,950
First Bancorp (Southern Pines NC)	203	5,946
First Bancorp, Inc. (Maine)	108	2,943
First Busey Corp.	482	14,171
First Business Financial Services, Inc.	84	2,181
First Citizens BancShares, Inc., Cl. A	124	41,586
First Commonwealth Financial Corp.	903	11,974
First Community Bancshares, Inc.	183	4,570
First Connecticut Bancorp, Inc. (Farmington CT)	199	4,935
First Financial Bancorp	820	22,509
First Financial Bankshares, Inc.	636	25,504
First Financial Corp.	169	8,027
First Financial Northwest, Inc.	112	1,979
First Foundation, Inc.[1]	290	4,498
First Internet Bancorp	66	1,947
First Interstate BancSystem, Inc., Cl. A	422	16,732
First Merchants Corp.	391	15,374
First Mid-Illinois Bancshares, Inc.	158	5,347
First Midwest Bancorp, Inc.	1,077	25,503
First NBC Bank Holding Co.[1]	173	692
First Northwest Bancorp[1]	155	2,402
First of Long Island Corp. (The)	234	6,330
Flushing Financial Corp.	371	9,969
FNB Corp.	3,446	51,242
Franklin Financial Network, Inc.[1]	128	4,960
Fulton Financial Corp.	1,658	29,595
German American Bancorp, Inc.	154	7,290
Glacier Bancorp, Inc.	737	25,006
Great Southern Bancorp, Inc.	186	9,393
Great Western Bancorp, Inc.	588	24,937
Green Bancorp, Inc.[1]	372	6,622
Guaranty Bancorp	369	8,985
Hancock Holding Co.	815	37,123
Hanmi Financial Corp.	321	9,871
HarborOne Bancorp, Inc.[1]	303	5,754
Heartland Financial USA, Inc.	329	16,434
Heritage Commerce Corp.	500	7,050
Heritage Financial Corp.	306	7,573
Heritage Oaks Bancorp	338	4,512
Hilltop Holdings, Inc.	952	26,151
Home BancShares, Inc.	1,346	36,436
HomeTrust Bancshares, Inc.[1]	247	5,804
Hope Bancorp, Inc.	1,323	25,362
Horizon Bancorp	292	7,656
HSBC Holdings plc	6,234	50,936
IBERIABANK Corp.	435	34,409
Independent Bank Corp.	278	5,755
Independent Bank Corp. (Rockland MA)	259	16,835
Independent Bank Group, Inc.	185	11,896
International Bancshares Corp.	857	30,338
Investors Bancorp, Inc.	3,038	43,686
JPMorgan Chase & Co.	7,387	648,874
Lakeland Bancorp, Inc.	445	8,722
Lakeland Financial Corp.	244	10,521

	Shares	Value
Commercial Banks (Continued)
LegacyTexas Financial Group, Inc.	465	$18,554
Live Oak Bancshares, Inc.	305	6,603
Lloyds Banking Group plc	84,337	70,169
M&T Bank Corp.[5]	17,215	2,663,677
Macatawa Bank Corp.	457	4,515
MainSource Financial Group, Inc.	231	7,607
MB Financial, Inc.	829	35,498
MBT Financial Corp.	309	3,507
Mercantile Bank Corp.	211	7,258
Merchants Bancshares, Inc.	68	3,312
Middleburg Financial Corp.	69	2,763
Midland States Bancorp, Inc.	199	6,844
MidWestOne Financial Group, Inc.	111	3,806
MutualFirst Financial, Inc.	96	3,029
National Bank Holdings Corp., Cl. A	260	8,450
NBT Bancorp, Inc.	436	16,163
Nicolet Bankshares, Inc.[1]	85	4,024
Northrim BanCorp, Inc.	67	2,013
OFG Bancorp	451	5,322
Old Line Bancshares, Inc.	104	2,962
Old National Bancorp	1,309	22,711
Old Second Bancorp, Inc.	388	4,365
Opus Bank	323	6,508
Orrstown Financial Services, Inc.	83	1,855
Pacific Continental Corp.	297	7,277
Pacific Mercantile Bancorp[1]	224	1,691
Pacific Premier Bancorp, Inc.[1]	274	10,563
Paragon Commercial Corp.[1]	50	2,675
Park National Corp.	158	16,622
Park Sterling Corp.	698	8,592
Peapack Gladstone Financial Corp.	163	4,823
Penns Woods Bancorp, Inc.	49	2,129
Peoples Bancorp, Inc.	174	5,509
People’s Utah Bancorp	169	4,470
Pinnacle Financial Partners, Inc.	447	29,703
PNC Financial Services Group, Inc. (The)	3,260	391,982
Preferred Bank (Los Angeles CA)	187	10,034
Premier Financial Bancorp, Inc.	106	2,229
PrivateBancorp, Inc.	1,027	60,973
Prosperity Bancshares, Inc.	678	47,263
QCR Holdings, Inc.	169	7,157
Renasant Corp.	430	17,067
Republic Bancorp, Inc., Cl. A	275	9,457
Republic First Bancorp, Inc.[1]	358	2,971
Royal Bank of Scotland Group plc[1]	16,907	51,290
S&T Bancorp, Inc.	369	12,767
Sandy Spring Bancorp, Inc.	228	9,346
Seacoast Banking Corp. of Florida[1]	475	11,391
ServisFirst Bancshares, Inc.	507	18,445
Shore Bancshares, Inc.	156	2,607
Sierra Bancorp	171	4,691
Simmons First National Corp., Cl. A	328	18,089
Societe Generale SA	1,891	96,169
South State Corp.	322	28,771
Southern First Bancshares, Inc.[1]	91	2,971
Southern National Bancorp of Virginia, Inc.	154	2,607
Southside Bancshares, Inc.	277	9,299
Southwest Bancorp, Inc.	194	5,073
Standard Chartered plc[1]	5,278	50,512
State Bank Financial Corp.	504	13,164
Sterling Bancorp	1,305	30,929
Stock Yards Bancorp, Inc.	229	9,309
Stonegate Bank	187	8,806
Suffolk Bancorp	116	4,688
Sun Bancorp, Inc.	183	4,465
Texas Capital Bancshares, Inc.[1]	459	38,304
Tompkins Financial Corp.	152	12,244

6      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

	Shares	Value
Commercial Banks (Continued)
Towne Bank (Portsmouth VA)	619	$20,056
TriCo Bancshares	232	8,243
TriState Capital Holdings, Inc.[1]	357	8,336
Triumph Bancorp, Inc.[1]	242	6,244
Trustmark Corp.	689	21,903
UMB Financial Corp.	487	36,676
Umpqua Holdings Corp.	2,145	38,052
Union Bankshares Corp.	589	20,721
United Bankshares, Inc.	812	34,307
United Community Banks, Inc.	920	25,475
Univest Corp. of Pennsylvania	269	6,967
US Bancorp	1,157	59,586
Valley National Bancorp	2,583	30,479
Veritex Holdings, Inc.[1]	136	3,824
Washington Trust Bancorp, Inc.	173	8,529
Webster Financial Corp.	879	43,985
Wells Fargo & Co.	8,464	471,106
WesBanco, Inc.	602	22,942
West Bancorporation, Inc.	221	5,072
Westamerica Bancorporation	254	14,181
Wintrust Financial Corp.	504	34,836
Xenith Bankshares, Inc.[1]	226	5,734
		7,429,024

Consumer Finance—0.1%
American Express Co.	716	56,643
Capital One Financial Corp.	545	47,230
Encore Capital Group, Inc.[1]	238	7,330
Enova International, Inc.[1]	327	4,856
EZCORP, Inc., Cl. A1	611	4,980
FirstCash, Inc.	467	22,953
Green Dot Corp., Cl. A1	462	15,412
LendingClub Corp.[1]	4,558	25,023
Nelnet, Inc., Cl. A	617	27,062
PRA Group, Inc.[1]	452	14,984
Regional Management Corp.[1]	137	2,662
World Acceptance Corp.[1]	82	4,246
		233,381

Diversified Financial Services—0.0%
Berkshire Hathaway, Inc., Cl. B1	338	56,338
FNFV Group[1]	3,538	46,878
Marlin Business Services Corp.	162	4,171
NewStar Financial, Inc.	508	5,375
On Deck Capital, Inc.[1]	675	3,402
PICO Holdings, Inc.[1]	240	3,360
Tiptree, Inc.	293	2,139
		121,663

Insurance—1.6%
Allstate Corp. (The)	28,357	2,310,812
Ambac Financial Group, Inc.[1]	428	8,072
American Equity Investment Life Holding Co.	773	18,266
American International Group, Inc.	782	48,820
AMERISAFE, Inc.	189	12,266
Argo Group International Holdings Ltd.	287	19,459
Atlas Financial Holdings, Inc.[1]	152	2,075
Aviva plc	8,182	54,540
Baldwin & Lyons, Inc., Cl. B	203	4,963
Blue Capital Reinsurance Holdings Ltd.	85	1,641
Chubb Ltd.	20,375	2,776,094
CNO Financial Group, Inc.	1,573	32,246
Crawford & Co., Cl. B	624	6,259
Direct Line Insurance Group plc	11,550	50,276
Donegal Group, Inc., Cl. A	346	6,097
eHealth, Inc.[1]	205	2,468
EMC Insurance Group, Inc.	296	8,306
Employers Holdings, Inc.	415	15,749
Enstar Group Ltd.[1]	193	36,921

	Shares	Value
Insurance (Continued)
FBL Financial Group, Inc., Cl. A	254	$16,624
Federated National Holding Co.	169	2,946
Fidelity & Guaranty Life	532	14,790
Genworth Financial, Inc., Cl. A1	4,095	16,871
Global Indemnity Ltd.[1]	175	6,736
Greenlight Capital Re Ltd., Cl. A1	379	8,376
Hallmark Financial Services, Inc.[1]	247	2,729
HCI Group, Inc.	81	3,692
Heritage Insurance Holdings, Inc.	279	3,563
Horace Mann Educators Corp.	398	16,338
Independence Holding Co.	249	4,631
Infinity Property & Casualty Corp.	102	9,741
Investors Title Co.	17	2,689
James River Group Holdings Ltd.	359	15,387
Kemper Corp.	522	20,828
Kinsale Capital Group, Inc.	279	8,939
Legal & General Group plc	21,943	67,993
Maiden Holdings Ltd.	990	13,860
MBIA, Inc.[1]	1,343	11,375
MetLife, Inc.	861	45,478
National General Holdings Corp.	1,427	33,906
National Western Life Group, Inc., Cl. A	33	10,037
Navigators Group, Inc. (The)	396	21,503
Old Mutual plc	11,883	29,901
OneBeacon Insurance Group Ltd., Cl. A	939	15,024
Primerica, Inc.	430	35,346
Provident Financial plc	1,806	67,868
Prudential plc	2,764	58,468
RLI Corp.	447	26,829
RSA Insurance Group plc	9,098	66,859
Safety Insurance Group, Inc.	204	14,300
Selective Insurance Group, Inc.	546	25,744
St James’s Place plc	3,730	49,594
Standard Life plc	9,492	42,225
State Auto Financial Corp.	394	10,815
State National Cos., Inc.	554	7,978
Stewart Information Services Corp.	231	10,206
Third Point Reinsurance Ltd.[1]	984	11,906
United Fire Group, Inc.	284	12,147
United Insurance Holdings Corp.	175	2,791
Universal Insurance Holdings, Inc.	340	8,330
WMIH Corp.[1]	2,372	3,439
		6,274,132

Real Estate Investment Trusts (REITs)—5.5%
Acadia Realty Trust	11,852	356,271
AG Mortgage Investment Trust, Inc.	272	4,910
Agree Realty Corp.	3,497	167,716
Alexander’s, Inc.	49	21,161
Altisource Residential Corp.	488	7,442
American Assets Trust, Inc.	13,242	554,045
American Homes 4 Rent, Cl. A	12,210	280,342
Anworth Mortgage Asset Corp.	903	5,012
Apollo Commercial Real Estate Finance, Inc.	866	16,289
Ares Commercial Real Estate Corp.	378	5,058
Armada Hoffler Properties, Inc.	339	4,709
ARMOUR Residential REIT, Inc.	344	7,812
Ascendas Real Estate Investment Trust	138,000	248,607
Ashford Hospitality Prime, Inc.	357	3,788
Ashford Hospitality Trust, Inc.	1,116	7,109
Ashtead Group plc	2,851	59,016
AvalonBay Communities, Inc.	3,260	598,536
Blackstone Mortgage Trust, Inc., Cl. A	40,655	1,258,679
Bluerock Residential Growth REIT, Inc., Cl. A	205	2,524
Boston Properties, Inc.	4,400	582,604
British Land Co. plc (The)	5,962	45,603
Capstead Mortgage Corp.	969	10,213

7      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Real Estate Investment Trusts (REITs) (Continued)
CareTrust REIT, Inc.	830	$13,961
CatchMark Timber Trust, Inc., Cl. A	492	5,668
CBL & Associates Properties, Inc.	1,849	17,639
Cedar Realty Trust, Inc.	874	4,387
Champion REIT	187,000	114,623
Charter Hall Retail REIT	69,400	230,056
Chatham Lodging Trust	386	7,623
Chesapeake Lodging Trust	633	15,167
City Office REIT, Inc.	236	2,867
Colony Starwood Homes	13,061	443,421
Community Healthcare Trust, Inc.	118	2,820
CorEnergy Infrastructure Trust, Inc.	120	4,054
CoreSite Realty Corp.	324	29,176
Cousins Properties, Inc.	3,915	32,377
CubeSmart	5,380	139,665
CYS Investments, Inc.	1,431	11,376
Derwent London plc	1,780	62,756
Dexus Property Group	32,800	245,281
DiamondRock Hospitality Co.	2,078	23,170
Digital Realty Trust, Inc.	3,290	350,023
Duke Realty Corp.	13,400	352,018
DuPont Fabros Technology, Inc.	701	34,763
Dynex Capital, Inc.	479	3,396
Easterly Government Properties, Inc.	335	6,630
EastGroup Properties, Inc.	318	23,383
Education Realty Trust, Inc.	698	28,513
Equity Residential	7,050	438,651
Eurocommercial Properties NV	3,234	115,850
Extra Space Storage, Inc.	7,200	535,608
Farmland Partners, Inc.	173	1,932
FelCor Lodging Trust, Inc.	1,467	11,017
First Industrial Realty Trust, Inc.	1,125	29,959
First Potomac Realty Trust	598	6,147
Fortune Real Estate Investment Trust	228,000	255,316
Four Corners Property Trust, Inc.	590	13,470
Franklin Street Properties Corp.	1,104	13,403
GEO Group, Inc. (The)	5,885	272,887
Getty Realty Corp.	331	8,364
Gladstone Commercial Corp.	244	5,043
Global Medical REIT, Inc.	186	1,689
Global Net Lease, Inc.	627	15,098
GLP J-REIT	167	193,058
Goodman Group	81,800	483,808
Government Properties Income Trust	666	13,939
Gramercy Property Trust	1,326	34,874
Great Ajax Corp.	179	2,336
Great Portland Estates plc	11,670	95,091
Hammerson plc	28,214	201,892
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	430	8,686
Healthcare Realty Trust, Inc.	1,101	35,782
Hersha Hospitality Trust, Cl. A	428	8,042
Highwoods Properties, Inc.	3,750	184,238
Hudson Pacific Properties, Inc.	13,522	468,402
ICADE	2,040	149,318
Independence Realty Trust, Inc.	478	4,479
InfraREIT, Inc.	577	10,386
Invesco Mortgage Capital, Inc.	1,047	16,145
Investors Real Estate Trust	1,207	7,158
Invincible Investment Corp.	257	103,367
iStar, Inc.[1]	672	7,930
Japan Retail Fund Investment Corp.	156	306,196
Kilroy Realty Corp.	5,710	411,577
Kite Realty Group Trust	887	19,071
Klepierre	5,501	214,005
Ladder Capital Corp., Cl. A	896	12,938
Land Securities Group plc	28,177	374,060
LaSalle Hotel Properties	1,182	34,219

	Shares	Value
Real Estate Investment Trusts (REITs) (Continued)
Lexington Realty Trust	2,279	$22,744
LTC Properties, Inc.	380	18,202
Macerich Co. (The)	15,945	1,026,858
Mack-Cali Realty Corp.	862	23,222
Mapletree Commercial Trust	93,000	101,718
Mapletree Industrial Trust	113,000	143,865
MedEquities Realty Trust, Inc.	150	1,682
Medical Properties Trust, Inc.	3,048	39,289
Mid-America Apartment Communities, Inc.	3,982	405,129
Milestone Apartments Real Estate Investment Trust	29,333	475,998
Monmouth Real Estate Investment Corp.	706	10,075
Monogram Residential Trust, Inc.	1,650	16,451
MTGE Investment Corp.	440	7,370
National Health Investors, Inc.	390	28,326
National Storage Affiliates Trust	330	7,887
New Residential Investment Corp.	3,000	50,940
New Senior Investment Group, Inc.	776	7,915
New York Mortgage Trust, Inc.	1,130	6,972
NexPoint Residential Trust, Inc.	206	4,977
NorthStar Realty Europe Corp.	575	6,664
One Liberty Properties, Inc.	214	4,999
Orix JREIT, Inc.	63	99,834
Paramount Group, Inc.	15,240	247,040
Park Hotels & Resorts, Inc.	3,210	82,401
Parkway, Inc.	499	9,925
Pebblebrook Hotel Trust	749	21,878
Pennsylvania Real Estate Investment Trust	755	11,431
PennyMac Mortgage Investment Trust	671	11,910
Physicians Realty Trust	23,297	462,911
Potlatch Corp.	378	17,275
Preferred Apartment Communities, Inc., Cl. A	245	3,236
Prologis, Inc.	12,210	633,455
PS Business Parks, Inc.	262	30,067
Pure Industrial Real Estate Trust	32,879	150,568
QTS Realty Trust, Inc., Cl. A	459	22,376
RAIT Financial Trust	950	3,040
Ramco-Gershenson Properties Trust	10,684	149,790
Realty Income Corp.	2,340	139,300
Redwood Trust, Inc.	728	12,092
Regency Centers Corp.	8,632	573,078
Resource Capital Corp.	304	2,970
Retail Opportunity Investments Corp.	1,054	22,166
Rexford Industrial Realty, Inc.	657	14,796
RLJ Lodging Trust	1,269	29,834
Ryman Hospitality Properties, Inc.	479	29,617
Sabra Health Care REIT, Inc.	610	17,037
Saul Centers, Inc.	215	13,248
Select Income REIT	861	22,205
Silver Bay Realty Trust Corp.	30,036	644,873
Simon Property Group, Inc.	4,525	778,436
Spirit Realty Capital, Inc.	10,230	103,630
STAG Industrial, Inc.	720	18,014
Starwood Property Trust, Inc.	27,360	617,789
STORE Capital Corp.	9,470	226,144
Summit Hotel Properties, Inc.	899	14,366
Sunstone Hotel Investors, Inc.	2,198	33,695
Tanger Factory Outlet Centers, Inc.	4,420	144,843
Taubman Centers, Inc.	2,480	163,730
Terreno Realty Corp.	466	13,048
Tier REIT, Inc.	479	8,315
UMH Properties, Inc.	280	4,259
Unibail-Rodamco SE	3,523	822,081
Universal Health Realty Income Trust	132	8,514

8      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

	Shares	Value
Real Estate Investment Trusts (REITs) (Continued)
Urban Edge Properties	1,007	$26,484
Urstadt Biddle Properties, Inc., Cl. A	511	10,506
Vastned Retail NV	2,188	82,729
Ventas, Inc.	6,670	433,817
Vicinity Centres	110,100	237,990
Washington Prime Group, Inc.	1,932	16,789
Washington Real Estate Investment Trust	718	22,459
Welltower, Inc.	7,690	544,606
Wereldhave NV	3,286	144,866
Western Asset Mortgage Capital Corp.	407	3,976
Westfield Corp.	15,707	106,541
Whitestone REIT, Cl. B	287	3,972
Worldpay Group plc[2]	19,055	70,528
Xenia Hotels & Resorts, Inc.	1,116	19,050
		22,148,503

Real Estate Management & Development—1.0%
Alexander & Baldwin, Inc.	487	21,681
Altisource Portfolio Solutions SA1	223	8,206
Ayala Land, Inc.	116,500	76,730
Barratt Developments plc	8,682	59,493
Central Pattana PCL	39,500	67,534
Cheung Kong Property Holdings Ltd.	20,500	138,401
China Resources Land Ltd.	146,000	394,421
Ciputra Development Tbk PT	403,900	37,380
Consolidated-Tomoka Land Co.	57	3,052
Forestar Group, Inc.[1]	441	6,020
Frasers Logistics & Industrial Trust	255,000	179,596
FRP Holdings, Inc.[1]	137	5,480
Griffin Industrial Realty, Inc.	68	2,105
Hang Lung Properties Ltd.	84,000	218,770
Henderson Land Development Co. Ltd.	50,100	310,351
HFF, Inc., Cl. A	382	10,570
Hongkong Land Holdings Ltd.	9,000	69,284
Hufvudstaden AB, Cl. A	6,426	95,240
Hulic Co. Ltd.	21,800	205,458
Kennedy-Wilson Holdings, Inc.	1,052	23,354
Longfor Properties Co. Ltd.	119,000	195,556
Marcus & Millichap, Inc.[1]	355	8,726
Mitsubishi Estate Co. Ltd.	20,100	367,568
Mitsui Fudosan Co. Ltd.	18,000	385,077
Persimmon plc	1,911	50,183
RE/MAX Holdings, Inc., Cl. A	172	10,225
RMR Group, Inc. (The), Cl. A	195	9,652
St Joe Co.[1]	758	12,924
Stratus Properties, Inc.	83	2,274
Sun Hung Kai Properties Ltd.	27,000	396,668
Tejon Ranch Co.[1]	213	4,663
Trinity Place Holdings, Inc.[1]	241	1,762
Unite Group plc (The)	26,980	215,385
Vonovia SE	17,260	608,263
		4,202,052

Thrifts & Mortgage Finance—0.3%
Astoria Financial Corp.	11,612	238,162
Bank Mutual Corp.	599	5,631
BankFinancial Corp.	222	3,224
Bear State Financial, Inc.	398	3,741
Beneficial Bancorp, Inc.	836	13,376
BofI Holding, Inc.[1]	593	15,495
BSB Bancorp, Inc.[1]	91	2,571
Capitol Federal Financial, Inc.	1,413	20,672
Charter Financial Corp.	176	3,462
Clifton Bancorp, Inc.	223	3,610
Dime Community Bancshares, Inc.	373	7,572
ESSA Bancorp, Inc.	115	1,677
Essent Group Ltd.[1]	925	33,457
EverBank Financial Corp.	1,271	24,759

	Shares	Value
Thrifts & Mortgage Finance (Continued)
Federal Agricultural Mortgage Corp., Cl. C	101	$5,815
First Defiance Financial Corp.	89	4,406
Flagstar Bancorp, Inc.[1]	516	14,546
Hingham Institution for Savings	22	3,891
HomeStreet, Inc.[1]	257	7,183
Kearny Financial Corp.	887	13,349
LendingTree, Inc.[1]	112	14,039
Meridian Bancorp, Inc.	707	12,938
Meta Financial Group, Inc.	96	8,496
MGIC Investment Corp.[1]	3,410	34,543
Nationstar Mortgage Holdings, Inc.[1]	975	15,366
NMI Holdings, Inc., Cl. A1	767	8,744
Northfield Bancorp, Inc.	467	8,415
Northwest Bancshares, Inc.	958	16,133
OceanFirst Financial Corp.	313	8,819
Ocwen Financial Corp.[1]	1,483	8,112
Oritani Financial Corp.	463	7,871
PennyMac Financial Services, Inc., Cl. A1	283	4,825
PHH Corp.[1]	32,778	417,264
Provident Bancorp, Inc.[1]	98	2,053
Provident Financial Holdings, Inc.	105	1,958
Provident Financial Services, Inc.	659	17,035
Radian Group, Inc.	2,123	38,129
SI Financial Group, Inc.	167	2,346
Southern Missouri Bancorp, Inc.	95	3,374
Territorial Bancorp, Inc.	128	3,990
TrustCo Bank Corp. (New York)	1,284	10,079
United Community Financial Corp.	613	5,113
United Financial Bancorp, Inc.	510	8,675
Walker & Dunlop, Inc.[1]	229	9,547
Washington Federal, Inc.	867	28,698
Waterstone Financial, Inc.	383	6,990
Western New England Bancorp, Inc.	177	1,859
WSFS Financial Corp.	415	19,069
		1,151,079

Health Care—5.0%
Biotechnology—0.6%
AbbVie, Inc.	770	50,173
Acceleron Pharma, Inc.[1]	343	9,079
Achillion Pharmaceuticals, Inc.[1]	1,423	5,991
Acorda Therapeutics, Inc.[1]	354	7,434
Adamas Pharmaceuticals, Inc.[1]	189	3,307
Aduro Biotech, Inc.[1]	708	7,611
Adverum Biotechnologies, Inc.[1]	457	1,234
Aevi Genomic Medicine, Inc.[1]	377	701
Agenus, Inc.[1]	823	3,103
Aimmune Therapeutics, Inc.[1]	382	8,301
Akebia Therapeutics, Inc.[1]	383	3,524
Alder Biopharmaceuticals, Inc.[1]	453	9,422
AMAG Pharmaceuticals, Inc.[1]	369	8,321
Amgen, Inc.	328	53,815
Amicus Therapeutics, Inc.[1]	1,207	8,606
Anavex Life Sciences Corp.[1]	319	1,831
Applied Genetic Technologies Corp.[1]	169	1,166
Aptevo Therapeutics, Inc.[1]	202	416
Ardelyx, Inc.[1]	418	5,288
Arena Pharmaceuticals, Inc.[1]	2,374	3,466
Array BioPharma, Inc.[1]	1,598	14,286
Atara Biotherapeutics, Inc.[1]	251	5,158
Audentes Therapeutics, Inc.[1]	229	3,902
Avexis, Inc.[1]	252	19,160
Axovant Sciences Ltd.[1]	957	14,298
Bellicum Pharmaceuticals, Inc.[1]	294	3,628
BioCryst Pharmaceuticals, Inc.[1]	745	6,258
Biogen, Inc.[1]	143	39,099
BioSpecifics Technologies Corp.[1]	69	3,781
Bioverativ, Inc.[1]	71	3,867

9      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Biotechnology (Continued)
Bluebird Bio, Inc.[1]	346	$31,451
Blueprint Medicines Corp.[1]	265	10,597
Celgene Corp.[1]	389	48,403
Celldex Therapeutics, Inc.[1]	933	3,368
Cellular Biomedicine Group, Inc.[1]	138	1,628
Chelsea Therapeutics, Inc.[1,3,8]	10,531	—
ChemoCentryx, Inc.[1]	525	3,822
Chimerix, Inc.[1]	444	2,833
Clovis Oncology, Inc.[1]	434	27,633
Coherus Biosciences, Inc.[1]	516	10,913
Concert Pharmaceuticals, Inc.[1]	282	4,811
Corvus Pharmaceuticals, Inc.[1]	206	4,279
Curis, Inc.[1]	1,741	4,840
Cytokinetics, Inc.[1]	400	5,140
CytomX Therapeutics, Inc.[1]	339	5,855
Dimension Therapeutics, Inc.[1]	288	504
Dyax Corp.[1,3]	10,770	108
Dynavax Technologies Corp.[1]	351	2,088
Eagle Pharmaceuticals, Inc.[1]	139	11,529
Edge Therapeutics, Inc.[1]	285	2,596
Emergent BioSolutions, Inc.[1]	392	11,384
Enanta Pharmaceuticals, Inc.[1]	219	6,745
Epizyme, Inc.[1]	429	7,357
Esperion Therapeutics, Inc.[1]	105	3,708
Exact Sciences Corp.[1]	972	22,959
Exelixis, Inc.[1]	2,410	52,225
FibroGen, Inc.[1]	572	14,100
Five Prime Therapeutics, Inc.[1]	275	9,941
Flexion Therapeutics, Inc.[1]	267	7,185
Foundation Medicine, Inc.[1]	276	8,901
Genomic Health, Inc.[1]	305	9,604
Gilead Sciences, Inc.	726	49,310
Global Blood Therapeutics, Inc.[1]	212	7,812
GlycoMimetics, Inc.[1]	215	1,167
Halozyme Therapeutics, Inc.[1]	1,168	15,137
Heron Therapeutics, Inc.[1]	357	5,355
Idera Pharmaceuticals, Inc.[1]	910	2,248
Ignyta, Inc.[1]	232	1,995
Immune Design Corp.[1]	282	1,918
Immunomedics, Inc.[1]	31,189	201,793
Infinity Pharmaceuticals, Inc.[1]	370	1,195
Insmed, Inc.[1]	576	10,086
Invitae Corp.[1]	264	2,920
Ironwood Pharmaceuticals, Inc., Cl. A1	1,254	21,393
Karyopharm Therapeutics, Inc.[1]	397	5,097
La Jolla Pharmaceutical Co.[1]	106	3,164
Lexicon Pharmaceuticals, Inc.[1]	930	13,336
Ligand Pharmaceuticals, Inc.[1]	212	22,438
Lion Biotechnologies, Inc.[1]	588	4,381
Loxo Oncology, Inc.[1]	191	8,037
MacroGenics, Inc.[1]	304	5,654
MiMedx Group, Inc.[1]	1,037	9,883
Mirati Therapeutics, Inc.[1]	183	952
Momenta Pharmaceuticals, Inc.[1]	870	11,614
Myovant Sciences Ltd.[1]	641	7,525
Myriad Genetics, Inc.[1]	568	10,906
Natera, Inc.[1]	491	4,355
NewLink Genetics Corp.[1]	226	5,447
OncoMed Pharmaceuticals, Inc.[1]	302	2,781
Ophthotech Corp.[1]	474	1,735
Otonomy, Inc.[1]	298	3,650
OvaScience, Inc.[1]	380	711
PDL BioPharma, Inc.	1,703	3,866
Pfenex, Inc.[1]	344	1,999
Portola Pharmaceuticals, Inc.[1]	445	17,440
Progenics Pharmaceuticals, Inc.[1]	556	5,249
Protagonist Therapeutics, Inc.[1]	218	2,793
Proteostasis Therapeutics, Inc.[1]	253	1,978

	Shares	Value
Biotechnology (Continued)
Prothena Corp. plc[1]	288	$16,067
PTC Therapeutics, Inc.[1]	329	3,237
Puma Biotechnology, Inc.[1]	287	10,676
Ra Pharmaceuticals, Inc.[1]	172	3,662
Radius Health, Inc.[1]	446	17,238
REGENXBIO, Inc.[1]	266	5,134
Regulus Therapeutics, Inc.[1]	605	998
Repligen Corp.[1]	323	11,370
Retrophin, Inc.[1]	348	6,424
Rigel Pharmaceuticals, Inc.[1]	841	2,784
Sage Therapeutics, Inc.[1]	265	18,834
Sangamo Therapeutics, Inc.[1]	544	2,829
Sarepta Therapeutics, Inc.[1]	543	16,073
Selecta Biosciences, Inc.[1]	195	2,792
Seres Therapeutics, Inc.[1]	413	4,654
Shire plc, ADR	5,740	1,000,080
Spark Therapeutics, Inc.[1]	305	16,269
Spectrum Pharmaceuticals, Inc.[1]	587	3,815
Stemline Therapeutics, Inc.[1]	279	2,385
Syndax Pharmaceuticals, Inc.[1]	122	1,674
Synergy Pharmaceuticals, Inc.[1]	2,198	10,243
Syros Pharmaceuticals, Inc.[1]	230	3,664
TESARO, Inc.[1]	447	68,780
TG Therapeutics, Inc.[1]	461	5,371
Trevena, Inc.[1]	899	3,299
Ultragenyx Pharmaceutical, Inc.[1]	364	24,672
Vanda Pharmaceuticals, Inc.[1]	437	6,118
Versartis, Inc.[1]	194	4,142
Voyager Therapeutics, Inc.[1]	234	3,098
vTv Therapeutics, Inc., Cl. A1	92	603
Xencor, Inc.[1]	395	9,448
Zafgen, Inc.[1]	290	1,351
		2,407,837

Health Care Equipment & Supplies—0.8%
Abaxis, Inc.	231	11,204
Abbott Laboratories	1,339	59,465
Accuray, Inc.[1]	926	4,399
Analogic Corp.	118	8,956
AngioDynamics, Inc.[1]	360	6,246
Anika Therapeutics, Inc.[1]	158	6,864
AtriCure, Inc.[1]	17,544	335,968
Atrion Corp.	18	8,428
AxoGen, Inc.[1]	313	3,271
Cantel Medical Corp.	394	31,559
Cardiovascular Systems, Inc.[1]	284	8,030
Cerus Corp.[1]	1,053	4,686
ConforMIS, Inc.[1]	717	3,743
CONMED Corp.	298	13,234
CryoLife, Inc.[1]	391	6,510
Cutera, Inc.[1]	162	3,353
Danaher Corp.	761	65,088
Endologix, Inc.[1]	860	6,226
Entellus Medical, Inc.[1]	233	3,215
Essilor International SA	1,417	172,092
Exactech, Inc.[1]	194	4,889
GenMark Diagnostics, Inc.[1]	498	6,384
Glaukos Corp.[1]	302	15,493
Globus Medical, Inc., Cl. A1	910	26,954
Haemonetics Corp.[1]	554	22,476
Halyard Health, Inc.[1]	460	17,521
ICU Medical, Inc.[1]	149	22,752
Inogen, Inc.[1]	190	14,736
Insulet Corp.[1]	549	23,657
Integer Holdings Corp.[1]	276	11,095
Integra LifeSciences Holdings Corp.[1]	730	30,755
Invacare Corp.	309	3,677
InVivo Therapeutics Holdings Corp.[1]	363	1,470

10      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

	Shares	Value
Health Care Equipment & Supplies (Continued)
iRhythm Technologies, Inc.[1]	187	$7,031
IRIDEX Corp.[1]	89	1,057
K2M Group Holdings, Inc.[1]	428	8,778
LeMaitre Vascular, Inc.	191	4,704
Masimo Corp.[1]	409	38,143
Medtronic plc	16,909	1,362,189
Meridian Bioscience, Inc.	431	5,948
Merit Medical Systems, Inc.[1]	368	10,635
Natus Medical, Inc.[1]	347	13,620
Neogen Corp.[1]	387	25,368
Nevro Corp.[1]	262	24,549
NuVasive, Inc.[1]	478	35,697
NxStage Medical, Inc.[1]	603	16,179
OraSure Technologies, Inc.[1]	439	5,676
Orthofix International NV1	182	6,943
Oxford Immunotec Global plc[1]	226	3,501
Penumbra, Inc.[1]	295	24,618
Quidel Corp.[1]	298	6,747
RTI Surgical, Inc.[1]	504	2,016
Senseonics Holdings, Inc.[1]	1,106	1,980
Smith & Nephew plc	3,513	53,532
Spectranetics Corp. (The)[1]	403	11,737
STAAR Surgical Co.[1]	404	3,959
Surmodics, Inc.[1]	173	4,161
Tandem Diabetes Care, Inc.[1]	300	360
Utah Medical Products, Inc.	37	2,305
Wright Medical Group NV1	933	29,035
Zeltiq Aesthetics, Inc.[1]	11,645	647,579
		3,322,443

Health Care Providers & Services—2.0%
Aceto Corp.	375	5,929
Addus HomeCare Corp.[1]	122	3,904
Air Methods Corp.[1]	14,893	640,399
Almost Family, Inc.[1]	132	6,415
Amedisys, Inc.[1]	319	16,298
American Renal Associates Holdings, Inc.[1]	263	4,439
AMN Healthcare Services, Inc.[1]	415	16,849
BioScrip, Inc.[1]	1,069	1,817
BioTelemetry, Inc.[1]	256	7,411
Capital Senior Living Corp.[1]	9,337	131,278
Chemed Corp.	150	27,403
Cigna Corp.	7,280	1,066,447
Civitas Solutions, Inc.[1]	369	6,771
Community Health Systems, Inc.[1]	748	6,635
ConvaTec Group plc[1,2]	68,924	240,775
CorVel Corp.[1]	243	10,571
Cross Country Healthcare, Inc.[1]	302	4,337
Diplomat Pharmacy, Inc.[1]	677	10,798
Ensign Group, Inc. (The)	549	10,321
Express Scripts Holding Co.[1]	11,930	786,306
Fulgent Genetics, Inc.[1]	148	1,616
Genesis Healthcare, Inc., Cl. A1	1,152	3,041
HCA Holdings, Inc.[1]	11,995	1,067,435
HealthEquity, Inc.[1]	628	26,659
HealthSouth Corp.	816	34,933
Kindred Healthcare, Inc.	630	5,261
Landauer, Inc.	96	4,680
LHC Group, Inc.[1]	184	9,918
Magellan Health, Inc.[1]	336	23,201
Mediclinic International plc	3,680	32,807
Molina Healthcare, Inc.[1]	667	30,415
National HealthCare Corp.	152	10,838
National Research Corp., Cl. A	525	10,343
Owens & Minor, Inc.	607	21,002
PharMerica Corp.[1]	311	7,277
Providence Service Corp. (The)[1]	136	6,044
Quorum Health Corp.[1]	303	1,648

	Shares	Value
Health Care Providers & Services (Continued)
RadNet, Inc.[1]	453	$2,673
Select Medical Holdings Corp.[1]	1,147	15,312
Surgery Partners, Inc.[1]	399	7,781
Tivity Health, Inc.[1]	346	10,069
Triple-S Management Corp., Cl. B1	249	4,375
UnitedHealth Group, Inc.[5]	16,448	2,697,636
Universal American Corp.[1]	587	5,852
Universal Health Services, Inc., Cl. B	3,165	393,884
US Physical Therapy, Inc.	116	7,575
VCA, Inc.[1]	6,875	629,063
		8,076,441

Health Care Technology—0.0%
Castlight Health, Inc., Cl. B1	906	3,307
Cotiviti Holdings, Inc.[1]	821	34,178
Evolent Health, Inc., Cl. A1	416	9,277
HealthStream, Inc.[1]	298	7,221
HMS Holdings Corp.[1]	815	16,569
Medidata Solutions, Inc.[1]	512	29,537
Omnicell, Inc.[1]	345	14,024
Quality Systems, Inc.[1]	615	9,373
Tabula Rasa HealthCare, Inc.[1]	55	741
Vocera Communications, Inc.[1]	272	6,754
		130,981

Life Sciences Tools & Services—0.1%
Albany Molecular Research, Inc.[1]	528	7,408
Cambrex Corp.[1]	301	16,570
CHC Group LLC[1]	697	49,907
ChromaDex Corp.[1]	378	1,017
Enzo Biochem, Inc.[1]	480	4,018
Fluidigm Corp.[1]	281	1,599
INC Research Holdings, Inc., Cl. A1	653	29,940
Luminex Corp.	466	8,560
Medpace Holdings, Inc.[1]	491	14,656
NanoString Technologies, Inc.[1]	191	3,795
NeoGenomics, Inc.[1]	785	6,194
Pacific Biosciences of California, Inc.[1]	885	4,575
PAREXEL International Corp.[1]	558	35,215
PRA Health Sciences, Inc.[1]	815	53,163
		236,617

Pharmaceuticals—1.5%
Aclaris Therapeutics, Inc.[1]	182	5,427
Aerie Pharmaceuticals, Inc.[1]	310	14,058
Allergan plc[5]	6,829	1,631,585
Ambit Biosciences Corp.[1,3]	10,347	6,208
Amphastar Pharmaceuticals, Inc.[1]	469	6,800
ANI Pharmaceuticals, Inc.[1]	119	5,892
Aratana Therapeutics, Inc.[1]	439	2,327
AstraZeneca plc	1,054	64,778
Bristol-Myers Squibb Co.	7,702	418,835
Catalent, Inc.[1]	1,164	32,964
Cempra, Inc.[1]	486	1,823
Clearside Biomedical, Inc.[1]	195	1,548
Collegium Pharmaceutical, Inc.[1]	299	3,008
Corcept Therapeutics, Inc.[1]	878	9,623
Depomed, Inc.[1]	685	8,597
Dermira, Inc.[1]	311	10,608
Durata Therapeutics[1,3]	6,530	—
Durect Corp.[1]	1,427	1,498
Eli Lilly & Co.	614	51,644
Endocyte, Inc.[1]	456	1,172
Flex Pharma, Inc.[1]	173	761
GlaxoSmithKline plc	3,061	63,674
Heska Corp.[1]	59	6,194
Hikma Pharmaceuticals plc	1,843	45,708
Horizon Pharma plc[1]	1,650	24,387
Impax Laboratories, Inc.[1]	909	11,499
Innoviva, Inc.[1]	1,006	13,913

11      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Pharmaceuticals (Continued)
Intersect ENT, Inc.[1]	284	$4,871
Intra-Cellular Therapies, Inc., Cl. A1	479	7,784
Johnson & Johnson	807	100,512
Medicines Co. (The)[1]	487	23,814
Merck & Co., Inc.	17,335	1,101,466
MyoKardia, Inc.[1]	249	3,274
Nektar Therapeutics, Cl. A1	1,277	29,971
Novan, Inc.[1]	114	727
Novartis AG, Sponsored ADR	12,830	952,884
Pacira Pharmaceuticals, Inc.[1]	328	14,957
Paratek Pharmaceuticals, Inc.[1]	229	4,408
Pfizer, Inc.	1,587	54,291
Phibro Animal Health Corp., Cl. A	503	14,134
Prestige Brands Holdings, Inc.[1]	494	27,447
Revance Therapeutics, Inc.[1]	273	5,678
Roche Holding AG	4,033	1,028,840
Sanofi	2,604	235,601
SciClone Pharmaceuticals, Inc.[1]	522	5,116
Shire plc	1,604	93,327
Sucampo Pharmaceuticals, Inc., Cl. A1	435	4,785
Supernus Pharmaceuticals, Inc.[1]	522	16,339
Teligent, Inc.[1]	520	4,061
Tetraphase Pharmaceuticals, Inc.[1]	272	2,500
Teva Pharmaceutical Industries Ltd.[1]	10	—
Theravance Biopharma, Inc.[1]	471	17,342
Zogenix, Inc.[1]	193	2,094
		6,200,754

Industrials—5.4%
Aerospace & Defense—1.6%
AAR Corp.	425	14,293
Aerojet Rocketdyne Holdings, Inc.[1]	640	13,888
Aerovironment, Inc.[1]	227	6,363
Airbus SE	2,140	162,853
Arconic, Inc.	6,794	178,954
Astronics Corp.[1]	285	9,043
BAE Systems plc	10,205	82,247
Boeing Co. (The)	397	70,213
Cubic Corp.	245	12,936
Curtiss-Wright Corp.	590	53,843
DigitalGlobe, Inc.[1]	545	17,849
Ducommun, Inc.[1]	108	3,109
Engility Holdings, Inc.[1]	459	13,283
Esterline Technologies Corp.[1]	381	32,785
General Dynamics Corp.	388	72,634
KEYW Holding Corp. (The)[1]	414	3,908
KLX, Inc.[1]	511	22,842
Kratos Defense & Security Solutions, Inc.[1]	605	4,707
L3 Technologies, Inc.	7,290	1,204,964
Lockheed Martin Corp.	7,406	1,981,846
Mercury Systems, Inc.[1]	354	13,824
Moog, Inc., Cl. A1	466	31,385
National Presto Industries, Inc.	74	7,563
Northrop Grumman Corp.	5,230	1,243,903
Raytheon Co.	6,519	994,147
Rolls-Royce Holdings plc[1]	7,412	69,950
Safran SA	2,393	178,784
Sparton Corp.[1]	123	2,582
TASER International, Inc.[1]	509	11,600
Teledyne Technologies, Inc.[1]	327	41,352
Triumph Group, Inc.	477	12,283
United Technologies Corp.	570	63,960
Vectrus, Inc.[1]	133	2,972
Wesco Aircraft Holdings, Inc.[1]	1,247	14,216
		6,651,081

Air Freight & Couriers—0.1%
Air Transport Services Group, Inc.[1]	565	9,068

	Shares	Value
Air Freight & Couriers (Continued)
Atlas Air Worldwide Holdings, Inc.[1]	309	$17,134
Echo Global Logistics, Inc.[1]	312	6,661
FedEx Corp.	282	55,032
Forward Air Corp.	293	13,938
Hub Group, Inc., Cl. A1	396	18,375
Park-Ohio Holdings Corp.	166	5,968
Radiant Logistics, Inc.[1]	320	1,600
Royal Mail plc	15,986	85,156
United Parcel Service, Inc., Cl. B	514	55,152
XPO Logistics, Inc.[1]	976	46,741
		314,825

Airlines—0.2%
Allegiant Travel Co., Cl. A	164	26,281
Hawaiian Holdings, Inc.[1]	560	26,012
International Consolidated Airlines Group SA	7,300	48,444
SkyWest, Inc.	522	17,879
United Continental Holdings, Inc.[1]	7,130	503,663
		622,279

Building Products—0.1%
AAON, Inc.	532	18,806
Advanced Drainage Systems, Inc.	603	13,206
American Woodmark Corp.[1]	134	12,301
Apogee Enterprises, Inc.	289	17,227
Armstrong Flooring, Inc.[1]	274	5,047
Builders FirstSource, Inc.[1]	928	13,827
Continental Building Products, Inc.[1]	378	9,261
CSW Industrials, Inc.[1]	154	5,652
Gibraltar Industries, Inc.[1]	335	13,802
Griffon Corp.	454	11,191
Insteel Industries, Inc.	195	7,047
Masonite International Corp.[1]	254	20,130
NCI Building Systems, Inc.[1]	943	16,172
Patrick Industries, Inc.[1]	157	11,131
PGT Innovations, Inc.[1]	561	6,031
Ply Gem Holdings, Inc.[1]	634	12,490
Quanex Building Products Corp.	346	7,007
Simpson Manufacturing Co., Inc.	480	20,683
Trex Co., Inc.[1]	293	20,331
Universal Forest Products, Inc.	216	21,285
		262,627

Commercial Services & Supplies—1.2%
ABM Industries, Inc.	551	24,024
ACCO Brands Corp.[1]	1,021	13,426
Advanced Disposal Services, Inc.[1]	1,191	26,917
ARC Document Solutions, Inc.[1]	718	2,477
Brady Corp., Cl. A	486	18,784
Brink’s Co. (The)	416	22,235
Capita plc	8,030	56,861
Casella Waste Systems, Inc., Cl. A1	547	7,718
CECO Environmental Corp.	395	4,151
CompX International, Inc.	122	1,873
Deluxe Corp.	481	34,714
Ennis, Inc.	263	4,471
Essendant, Inc.	492	7,454
Healthcare Services Group, Inc.	698	30,077
Heritage-Crystal Clean, Inc.[1]	298	4,083
Herman Miller, Inc.	628	19,813
HNI Corp.	490	22,584
InnerWorkings, Inc.[1]	533	5,309
Interface, Inc., Cl. A	831	15,830
Johnson Controls International plc[5]	44,770	1,885,712
Kimball International, Inc., Cl. B	506	8,349
Knoll, Inc.	574	13,667
Matthews International Corp., Cl. A	440	29,766
McGrath RentCorp	324	10,877
Mobile Mini, Inc.	443	13,511

12      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

	Shares	Value
Commercial Services & Supplies (Continued)
MSA Safety, Inc.	371	$26,226
Multi-Color Corp.	183	12,993
NL Industries, Inc.[1]	660	4,257
Quad/Graphics, Inc.	496	12,519
Republic Services, Inc., Cl. A5	40,820	2,563,904
SP Plus Corp.[1]	252	8,505
Steelcase, Inc., Cl. A	1,233	20,653
Team, Inc.[1]	288	7,790
Tetra Tech, Inc.	622	25,409
TRC Cos., Inc.[1]	382	6,666
UniFirst Corp.	186	26,310
US Ecology, Inc.	220	10,307
Viad Corp.	251	11,345
VSE Corp.	99	4,039
West Corp.	845	20,635
		5,046,241

Construction & Engineering—0.3%
Aegion Corp., Cl. A1	465	10,653
Ameresco, Inc., Cl. A1	475	3,111
Argan, Inc.	164	10,849
Cie de Saint-Gobain	2,785	143,206
Comfort Systems USA, Inc.	440	16,126
Dycom Industries, Inc.[1]	309	28,721
EMCOR Group, Inc.	905	56,970
Granite Construction, Inc.	11,070	555,603
Great Lakes Dredge & Dock Corp.[1]	19,905	79,620
HC2 Holdings, Inc.[1]	460	2,852
IES Holdings, Inc.[1]	223	4,036
Layne Christensen Co.[1]	216	1,909
MasTec, Inc.[1]	782	31,319
MYR Group, Inc.[1]	220	9,020
NV5 Global, Inc.[1]	115	4,324
Orion Group Holdings, Inc.[1]	414	3,093
Primoris Services Corp.	517	12,005
Tutor Perini Corp.[1]	482	15,328
Vinci SA	2,421	192,122
		1,180,867

Electrical Equipment—0.2%
Allied Motion Technologies, Inc.	86	1,729
Atkore International Group, Inc.[1]	857	22,522
AZZ, Inc.	264	15,708
Babcock & Wilcox Enterprises, Inc.[1]	435	4,063
Emerson Electric Co.	728	43,578
Encore Wire Corp.	185	8,510
EnerSys	588	46,417
Generac Holdings, Inc.[1]	647	24,120
General Cable Corp.	601	10,788
Legrand SA	3,861	232,961
LSI Industries, Inc.	321	3,239
Powell Industries, Inc.	135	4,649
Preformed Line Products Co.	81	4,224
Schneider Electric SE	2,185	160,147
Severn Trent plc	3,298	98,282
Thermon Group Holdings, Inc.[1]	333	6,940
TPI Composites, Inc.[1]	376	7,148
Vicor Corp.[1]	366	5,893
		700,918

Industrial Conglomerates—1.1%
3M Co.	393	75,193
DCC plc	1,133	99,771
General Electric Co.[5]	71,932	2,143,574
Honeywell International, Inc.[5]	16,400	2,047,868
Raven Industries, Inc.	306	8,889
Smiths Group plc	3,187	64,712
		4,440,007

	Shares	Value
Machinery—0.2%
Actuant Corp., Cl. A	582	$15,336
Alamo Group, Inc.	154	11,733
Albany International Corp., Cl. A	336	15,473
Altra Industrial Motion Corp.	247	9,621
Astec Industries, Inc.	340	20,908
Barnes Group, Inc.	517	26,543
Briggs & Stratton Corp.	434	9,743
Caterpillar, Inc.	421	39,052
Chart Industries, Inc.[1]	334	11,670
CIRCOR International, Inc.	165	9,808
Columbus McKinnon Corp.	216	5,361
DMC Global, Inc.	155	1,922
Douglas Dynamics, Inc.	228	6,988
Energy Recovery, Inc.[1]	637	5,300
EnPro Industries, Inc.	222	15,798
ESCO Technologies, Inc.	276	16,036
Federal Signal Corp.	623	8,604
Franklin Electric Co., Inc.	446	19,200
FreightCar America, Inc.	131	1,641
Gencor Industries, Inc.[1]	210	3,139
Global Brass & Copper Holdings, Inc.	284	9,770
Gorman-Rupp Co. (The)	272	8,541
Graham Corp.	99	2,277
Greenbrier Cos., Inc. (The)	295	12,714
Hardinge, Inc.	131	1,472
Harsco Corp.[1]	1,011	12,890
Hillenbrand, Inc.	641	22,980
Hurco Cos., Inc.	97	3,017
Hyster-Yale Materials Handling, Inc.	166	9,361
John Bean Technologies Corp.	375	32,981
Joy Global, Inc.	982	27,741
Kadant, Inc.	145	8,606
Kennametal, Inc.	772	30,286
Lindsay Corp.	100	8,812
Lydall, Inc.[1]	276	14,794
Manitowoc Co., Inc. (The)[1]	1,560	8,892
Meritor, Inc.[1]	779	13,344
Milacron Holdings Corp.[1]	620	11,538
Miller Industries, Inc.	160	4,216
Mueller Industries, Inc.	553	18,929
Mueller Water Products, Inc., Cl. A	1,762	20,827
Navistar International Corp.[1]	824	20,287
NN, Inc.	262	6,602
Omega Flex, Inc.	106	5,066
Proto Labs, Inc.[1]	255	13,030
RBC Bearings, Inc.[1]	238	23,107
Rexnord Corp.[1]	1,031	23,795
SPX Corp.[1]	527	12,780
SPX FLOW, Inc.[1]	573	19,889
Standex International Corp.	116	11,617
Sun Hydraulics Corp.	285	10,291
Supreme Industries, Inc., Cl. A	161	3,262
Tennant Co.	174	12,641
Titan International, Inc.	543	5,615
TriMas Corp.[1]	586	12,160
Wabash National Corp.	502	10,386
Watts Water Technologies, Inc., Cl. A	353	22,010
Woodward, Inc.	606	41,160
		791,562

Marine—0.0%
Costamare, Inc.	674	4,489
Matson, Inc.	451	14,324
		18,813

Professional Services—0.1%
Advisory Board Co. (The)[1]	406	19,001
Barrett Business Services, Inc.	68	3,714
CBIZ, Inc.[1]	709	9,607

13      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Professional Services (Continued)
CEB, Inc.	318	$24,995
CRA International, Inc.	101	3,568
Experian plc	4,051	82,692
Exponent, Inc.	259	15,423
Franklin Covey Co.[1]	134	2,707
FTI Consulting, Inc.[1]	441	18,156
GP Strategies Corp.[1]	232	5,870
Heidrick & Struggles International, Inc.	226	5,955
Hill International, Inc.[1]	565	2,345
Huron Consulting Group, Inc.[1]	233	9,809
ICF International, Inc.[1]	307	12,679
Insperity, Inc.	241	21,365
Intertek Group plc	1,269	62,629
Kelly Services, Inc., Cl. A	400	8,744
Kforce, Inc.	319	7,576
Korn/Ferry International	542	17,067
Mistras Group, Inc.[1]	295	6,307
Navigant Consulting, Inc.[1]	664	15,179
On Assignment, Inc.[1]	680	33,000
Resources Connection, Inc.	293	4,908
RPX Corp.[1]	662	7,944
TriNet Group, Inc.[1]	879	25,403
TrueBlue, Inc.[1]	540	14,769
WageWorks, Inc.[1]	346	25,016
		466,428

Road & Rail—0.2%
ArcBest Corp.	276	7,176
Celadon Group, Inc.	271	1,775
Covenant Transportation Group, Inc., Cl. A1	196	3,685
Heartland Express, Inc.	828	16,601
Knight Transportation, Inc.	818	25,644
Marten Transport Ltd.	405	9,497
PAM Transportation Services, Inc.[1]	109	1,776
Roadrunner Transportation Systems, Inc.[1]	403	2,769
Saia, Inc.[1]	252	11,164
Swift Transportation Co., Cl. A1	1,400	28,756
Union Pacific Corp.	4,420	468,166
Universal Logistics Holdings, Inc.	401	5,754
USA Truck, Inc.[1]	74	544
Werner Enterprises, Inc.	725	18,995
YRC Worldwide, Inc.[1]	378	4,162
		606,464

Trading Companies & Distributors—0.1%
Aircastle Ltd.	730	17,615
Applied Industrial Technologies, Inc.	374	23,132
Beacon Roofing Supply, Inc.[1]	579	28,464
BMC Stock Holdings, Inc.[1]	592	13,379
Bunzl plc	2,141	62,151
CAI International, Inc.[1]	199	3,132
DXP Enterprises, Inc.[1]	161	6,097
GATX Corp.	393	23,957
GMS, Inc.[1]	407	14,261
H&E Equipment Services, Inc.	351	8,607
Kaman Corp.	265	12,755
Lawson Products, Inc.[1]	83	1,863
MRC Global, Inc.[1]	965	17,689
Neff Corp., Cl. A1	119	2,315
NOW, Inc.[1]	1,195	20,267
Rush Enterprises, Inc., Cl. A1	373	12,339
Rush Enterprises, Inc., Cl. B1	535	16,681
SiteOne Landscape Supply, Inc.[1]	388	18,783
Textainer Group Holdings Ltd.	520	7,956
Titan Machinery, Inc.[1]	213	3,267
Triton International Ltd.	733	18,904
Univar, Inc.[1]	1,287	39,459

	Shares	Value
Trading Companies & Distributors (Continued)
Veritiv Corp.[1]	161	$8,340
Willis Lease Finance Corp.[1]	66	1,475
Wolseley plc	937	58,936
		441,824

Transportation Infrastructure—0.0%
easyJet plc	4,341	55,804
Information Technology—5.2%
Communications Equipment—0.8%
ADTRAN, Inc.	502	10,416
Aerohive Networks, Inc.[1]	41,860	176,231
Applied Optoelectronics, Inc.[1]	115	6,457
Bel Fuse, Inc., Cl. B	142	3,628
Black Box Corp.	225	2,014
Brocade Communications Systems, Inc.	34,432	429,711
CalAmp Corp.[1]	329	5,524
Calix, Inc.[1]	678	4,915
Ciena Corp.[1]	1,293	30,528
Cisco Systems, Inc.	45,632	1,542,362
Clearfield, Inc.[1]	149	2,451
Comtech Telecommunications Corp.	221	3,258
Digi International, Inc.[1]	373	4,439
EMCORE Corp.	352	3,168
Extreme Networks, Inc.[1]	957	7,187
Finisar Corp.[1]	978	26,739
Harmonic, Inc.[1]	769	4,576
Infinera Corp.[1]	1,205	12,327
InterDigital, Inc.	381	32,880
Ixia[1]	33,066	649,747
KVH Industries, Inc.[1]	171	1,436
Lumentum Holdings, Inc.[1]	501	26,728
NETGEAR, Inc.[1]	343	16,996
NetScout Systems, Inc.[1]	828	31,423
Nokia OYJ[1]	20,238	108,838
Oclaro, Inc.[1]	1,923	18,884
Plantronics, Inc.	467	25,269
Quantenna Communications, Inc.[1]	304	6,332
ShoreTel, Inc.[1]	970	5,965
Silicom Ltd.	71	3,527
Sonus Networks, Inc.[1]	530	3,493
Ubiquiti Networks, Inc.[1]	1,045	52,522
ViaSat, Inc.[1]	543	34,654
Viavi Solutions, Inc.[1]	2,065	22,137
		3,316,762

Electronic Equipment, Instruments, & Components—0.3%
Agilysys, Inc.[1]	248	2,344
Anixter International, Inc.[1]	457	36,240
AVX Corp.	1,751	28,681
Badger Meter, Inc.	307	11,282
Belden, Inc.	457	31,620
Benchmark Electronics, Inc.[1]	480	15,264
Coherent, Inc.[1]	212	43,596
Control4 Corp.[1]	171	2,700
CTS Corp.	322	6,859
Daktronics, Inc.	480	4,536
Electro Scientific Industries, Inc.[1]	326	2,272
ePlus, Inc.[1]	63	8,508
Fabrinet[1]	375	15,761
FARO Technologies, Inc.[1]	180	6,435
II-VI, Inc.[1]	854	30,787
Insight Enterprises, Inc.[1]	414	17,011
InvenSense, Inc., Cl. A1	34,468	435,331
Itron, Inc.[1]	365	22,155
Kimball Electronics, Inc.[1]	387	6,560
Knowles Corp.[1]	845	16,013
Littelfuse, Inc.	222	35,500
Maxwell Technologies, Inc.[1]	301	1,749
Mesa Laboratories, Inc.	35	4,294

14      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

	Shares	Value
Electronic Equipment, Instruments, & Components (Continued)
Methode Electronics, Inc.	373	$17,009
MTS Systems Corp.	176	9,689
Novanta, Inc.[1]	317	8,416
OSI Systems, Inc.[1]	189	13,795
Park Electrochemical Corp.	194	3,465
PC Connection, Inc.	272	8,103
Plexus Corp.[1]	433	25,027
Radisys Corp.[1]	444	1,776
Rogers Corp.[1]	233	20,008
Sanmina Corp.[1]	989	40,153
ScanSource, Inc.[1]	331	12,992
SYNNEX Corp.	541	60,560
Systemax, Inc.	397	4,403
Tech Data Corp.[1]	347	32,583
TTM Technologies, Inc.[1]	922	14,872
Universal Display Corp.	365	31,426
Vishay Intertechnology, Inc.	1,530	25,168
Vishay Precision Group, Inc.[1]	137	2,165
		1,117,108

Internet Software & Services—1.2%
2U, Inc.[1]	440	17,450
Actua Corp.[1]	413	5,803
Alarm.com Holdings, Inc.[1]	436	13,403
Alphabet, Inc., Cl. A1,5	4,241	3,595,520
Alphabet, Inc., Cl. C1	67	55,581
Amber Road, Inc.[1]	421	3,250
Angie’s List, Inc.[1]	700	3,990
Apptio, Inc., Cl. A1	409	4,798
Autobytel, Inc.[1]	160	2,005
Bankrate, Inc.[1]	1,201	11,590
Bazaarvoice, Inc.[1]	58,598	251,971
Benefitfocus, Inc.[1]	347	9,699
Blucora, Inc.[1]	404	6,989
Box, Inc., Cl. A1	1,256	20,485
Brightcove, Inc.[1]	388	3,453
Carbonite, Inc.[1]	241	4,892
Care.com, Inc.[1]	238	2,977
ChannelAdvisor Corp.[1]	446	4,973
Cimpress NV1	327	28,184
Cornerstone OnDemand, Inc.[1]	551	21,428
DHI Group, Inc.[1]	761	3,006
Endurance International Group Holdings, Inc.[1]	1,222	9,593
Envestnet, Inc.[1]	420	13,566
Facebook, Inc., Cl. A1	452	64,207
Five9, Inc.[1]	686	11,292
Global Sources Ltd.[1]	249	2,054
GrubHub, Inc.[1]	1,014	33,350
GTT Communications, Inc.[1]	377	9,180
Hortonworks, Inc.[1]	597	5,857
Instructure, Inc.[1]	272	6,365
j2 Global, Inc.	487	40,864
Limelight Networks, Inc.[1]	1,388	3,581
Liquidity Services, Inc.[1]	499	3,992
LivePerson, Inc.[1]	600	4,110
LogMeIn, Inc.	301	29,347
London Stock Exchange Group plc	1,357	53,916
Marchex, Inc., Cl. B1	438	1,191
MeetMe, Inc.[1]	553	3,257
MINDBODY, Inc., Cl. A1	373	10,239
New Relic, Inc.[1]	543	20,129
NIC, Inc.	754	15,231
Numerex Corp., Cl. A1	231	1,102
Q2 Holdings, Inc.[1]	357	12,441
QuinStreet, Inc.[1]	658	2,566
Quotient Technology, Inc.[1]	793	7,573
RealNetworks, Inc.[1]	402	1,946
Reis, Inc.	117	2,094

	Shares	Value
Internet Software & Services (Continued)
RetailMeNot, Inc.[1]	484	$3,920
Shutterstock, Inc.[1]	434	17,946
SPS Commerce, Inc.[1]	213	12,458
Stamps.com, Inc.[1]	165	19,528
TechTarget, Inc.[1]	265	2,393
TrueCar, Inc.[1]	798	12,345
Web.com Group, Inc.[1]	495	9,554
WebMD Health Corp., Cl. A1	7,639	402,423
Xactly Corp.[1]	307	3,653
XO Group, Inc.[1]	360	6,196
		4,930,906

IT Services—0.6%
Accenture plc, Cl. A	498	59,700
Acxiom Corp.[1]	711	20,242
Blackhawk Network Holdings, Inc., Cl. A1	543	22,046
CACI International, Inc., Cl. A1	239	28,035
Capgemini SA	2,051	189,546
Cardtronics plc, Cl. A1	562	26,273
Cass Information Systems, Inc.	113	7,469
Convergys Corp.	1,075	22,736
CSG Systems International, Inc.	397	15,011
EPAM Systems, Inc.[1]	447	33,757
EVERTEC, Inc.	979	15,566
ExlService Holdings, Inc.[1]	346	16,387
Forrester Research, Inc.	271	10,772
Hackett Group, Inc. (The)	307	5,983
Information Services Group, Inc.[1]	496	1,562
International Business Machines Corp.	373	64,954
ManTech International Corp., Cl. A	549	19,012
Mastercard, Inc., Cl. A	482	54,211
MAXIMUS, Inc.	598	37,196
MoneyGram International, Inc.[1]	48,709	818,798
NCI, Inc., Cl. A1	155	2,333
NeuStar, Inc., Cl. A1	13,480	446,862
PayPal Holdings, Inc.[1]	1,972	84,835
Perficient, Inc.[1]	338	5,868
PFSweb, Inc.[1]	201	1,312
Planet Payment, Inc.[1]	505	2,010
Science Applications International Corp.	412	30,653
ServiceSource International, Inc.[1]	1,170	4,540
Sykes Enterprises, Inc.[1]	585	17,199
Syntel, Inc.	1,002	16,864
TeleTech Holdings, Inc.	457	13,527
Travelport Worldwide Ltd.	1,868	21,986
Unisys Corp.[1]	464	6,473
Virtusa Corp.[1]	244	7,374
Visa, Inc., Cl. A	678	60,254
		2,191,346

Semiconductors & Semiconductor Equipment—1.1%
Advanced Energy Industries, Inc.[1]	377	25,847
Advanced Micro Devices, Inc.[1]	6,711	97,645
Alpha & Omega Semiconductor Ltd.[1]	332	5,707
Ambarella, Inc.[1]	279	15,264
Amkor Technology, Inc.[1]	2,289	26,529
Axcelis Technologies, Inc.[1]	387	7,276
Brooks Automation, Inc.	773	17,315
Cabot Microelectronics Corp.	4,115	315,250
Cavium, Inc.[1]	673	48,227
CEVA, Inc.[1]	225	7,987
Cirrus Logic, Inc.[1]	717	43,515
Cohu, Inc.	282	5,206
Diodes, Inc.[1]	503	12,097
DSP Group, Inc.[1]	304	3,648
Entegris, Inc.[1]	1,665	38,961
Exar Corp.[1]	12,877	167,530
FormFactor, Inc.[1]	828	9,812

15      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Semiconductors & Semiconductor Equipment (Continued)
GigPeak, Inc.[1]	572	$1,762
Hanergy Thin Film Power Group Ltd.[1]	161,121	2
Impinj, Inc.[1]	253	7,658
Inphi Corp.[1]	401	19,577
Integrated Device Technology, Inc.[1]	1,409	33,351
Intel Corp.	1,213	43,753
IXYS Corp.	412	5,995
Kopin Corp.[1]	579	2,374
Lattice Semiconductor Corp.[1]	54,252	375,424
MACOM Technology Solutions Holdings, Inc.[1]	556	26,855
MaxLinear, Inc., Cl. A1	639	17,924
Microsemi Corp.[1]	1,184	61,011
MKS Instruments, Inc.	539	37,056
Monolithic Power Systems, Inc.	405	37,300
Nanometrics, Inc.[1]	313	9,534
NeoPhotonics Corp.[1]	457	4,118
NVE Corp.	64	5,299
PDF Solutions, Inc.[1]	332	7,510
Photronics, Inc.[1]	732	7,832
Power Integrations, Inc.	329	21,632
QUALCOMM, Inc.[5]	11,423	654,995
Rambus, Inc.[1]	1,149	15,098
Rudolph Technologies, Inc.[1]	443	9,923
Semtech Corp.[1]	861	29,102
Sigma Designs, Inc.[1]	395	2,469
Silicon Laboratories, Inc.[1]	405	29,788
Synaptics, Inc.[1]	375	18,566
Texas Instruments, Inc.	644	51,881
Ultra Clean Holdings, Inc.[1]	298	5,027
Ultratech, Inc.[1]	323	9,567
Veeco Instruments, Inc.[1]	382	11,403
Xcerra Corp.[1]	626	5,565
Xilinx, Inc.[5]	36,755	2,127,747
Xperi Corp.	613	20,811
		4,565,725
Software—0.4%
8x8, Inc.[1]	955	14,564
A10 Networks, Inc.[1]	572	5,234
ACI Worldwide, Inc.[1]	1,164	24,898
American Software, Inc., Cl. A	394	4,050
Aspen Technology, Inc.[1]	697	41,067
Barracuda Networks, Inc.[1]	524	12,110
Blackbaud, Inc.	436	33,428
Blackline, Inc.[1]	394	11,725
Bottomline Technologies de, Inc.[1]	390	9,224
BroadSoft, Inc.[1]	298	11,980
Callidus Software, Inc.[1]	614	13,109
CommVault Systems, Inc.[1]	450	22,860
Ebix, Inc.	285	17,456
Ellie Mae, Inc.[1]	292	29,279
EnerNOC, Inc.[1]	326	1,956
Everbridge, Inc.[1]	264	5,420
Exa Corp.[1]	147	1,867
Fair Isaac Corp.	296	38,169
Gigamon, Inc.[1]	351	12,478
Globant SA1	316	11,502
Glu Mobile, Inc.[1]	1,592	3,614
Guidance Software, Inc.[1]	457	2,696
HubSpot, Inc.[1]	309	18,710
Imperva, Inc.[1]	337	13,834
Intu Properties plc	14,531	50,850
Jive Software, Inc.[1]	899	3,866
Majesco[1]	370	1,909
Micro Focus International plc	2,497	71,341
Microsoft Corp.	804	52,951
MicroStrategy, Inc., Cl. A1	120	22,536
Mitek Systems, Inc.[1]	352	2,341

	Shares	Value
Software (Continued)
MobileIron, Inc.[1]	808	$3,515
Mobileye NV1	10,094	619,772
Model N, Inc.[1]	233	2,435
Monotype Imaging Holdings, Inc.	452	9,085
Oracle Corp.	1,576	70,305
Paycom Software, Inc.[1]	493	28,352
Paylocity Holding Corp.[1]	451	17,422
Pegasystems, Inc.	692	30,344
Progress Software Corp.	632	18,360
Proofpoint, Inc.[1]	438	32,570
PROS Holdings, Inc.[1]	295	7,136
QAD, Inc., Cl. A	313	8,717
Qualys, Inc.[1]	368	13,947
Rapid7, Inc.[1]	350	5,243
RealPage, Inc.[1]	979	34,167
RingCentral, Inc., Cl. A1	644	18,225
Rosetta Stone, Inc.[1]	335	3,266
Rubicon Project, Inc. (The)[1]	632	3,722
Sage Group plc (The)	7,786	61,590
Silver Spring Networks, Inc.[1]	541	6,108
Synchronoss Technologies, Inc.[1]	645	15,738
Take-Two Interactive Software, Inc.[1]	950	56,307
Tangoe, Inc.[1]	501	2,655
Telenav, Inc.[1]	630	5,450
TiVo Corp.	1,228	23,025
Varonis Systems, Inc.[1]	293	9,317
VASCO Data Security International, Inc.[1]	470	6,345
Verint Systems, Inc.[1]	621	26,936
Workiva, Inc., Cl. A1	348	5,446
Zendesk, Inc.[1]	835	23,413
Zix Corp.[1]	511	2,458
		1,738,395
Technology Hardware, Storage & Peripherals—0.8%
3D Systems Corp.[1]	1,234	18,461
Apple, Inc.	20,281	2,913,569
Avid Technology, Inc.[1]	387	1,803
Cray, Inc.[1]	336	7,358
Diebold Nixdorf, Inc.	5,012	153,868
Eastman Kodak Co.[1]	395	4,543
Electronics for Imaging, Inc.[1]	455	22,218
Immersion Corp.[1]	272	2,356
Nimble Storage, Inc.[1]	828	10,350
Pure Storage, Inc., Cl. A1	1,993	19,591
Stratasys Ltd.[1]	525	10,757
Super Micro Computer, Inc.[1]	492	12,472
USA Technologies, Inc.[1]	424	1,802
		3,179,148
Materials—2.5%
Chemicals—0.9%
A. Schulman, Inc.	301	9,466
Air Liquide SA	1,532	175,051
American Vanguard Corp.	321	5,329
Balchem Corp.	310	25,550
Calgon Carbon Corp.	529	7,723
Celanese Corp., Cl. A5	16,940	1,522,059
Chase Corp.	90	8,586
Chemours Co.	1,435	55,247
Chemtura Corp.[1]	838	27,989
Codexis, Inc.[1]	478	2,294
Croda International plc	1,513	67,616
Dow Chemical Co. (The)	1,581	100,457
EI du Pont de Nemours & Co.	982	78,884
Ferro Corp.[1]	843	12,805
Flotek Industries, Inc.[1]	446	5,704
FutureFuel Corp.	430	6,097
GCP Applied Technologies, Inc.[1]	727	23,737

16      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

	Shares	Value
Chemicals (Continued)
H.B. Fuller Co.	501	$25,832
Hawkins, Inc.	152	7,448
Ingevity Corp.[1]	434	26,409
Innophos Holdings, Inc.	179	9,661
Innospec, Inc.	263	17,029
Johnson Matthey plc	1,873	72,350
KMG Chemicals, Inc.	159	7,325
Koppers Holdings, Inc.[1]	191	8,089
Kraton Corp.[1]	306	9,462
Kronos Worldwide, Inc.	1,106	18,172
Methanex Corp.	11,062	518,808
Minerals Technologies, Inc.	483	36,998
Monsanto Co.	1,964	222,325
Olin Corp.	1,396	45,887
OMNOVA Solutions, Inc.[1]	591	5,851
PolyOne Corp.	837	28,533
Quaker Chemical Corp.	129	16,984
Rayonier Advanced Materials, Inc.	443	5,958
Sensient Technologies Corp.	425	33,685
Solvay SA	1,508	184,288
Stepan Co.	309	24,352
Trecora Resources[1]	249	2,764
Tredegar Corp.	386	6,774
Trinseo SA	415	27,846
Tronox Ltd., Cl. A	841	15,516
Valhi, Inc.	3,170	10,398
Westlake Chemical Partners LP4	15,112	380,067
		3,903,405
Construction Materials—0.2%
Caesarstone Ltd.[1]	320	11,600
CRH plc	1,454	51,280
Forterra, Inc.[1]	619	12,070
Headwaters, Inc.[1]	18,856	442,739
LafargeHolcim Ltd.[1]	1,891	111,589
Summit Materials, Inc., Cl. A1	1,010	24,957
United States Lime & Minerals, Inc.	56	4,423
US Concrete, Inc.[1]	163	10,522
		669,180
Containers & Packaging—0.9%
Greif, Inc., Cl. A	594	32,723
Greif, Inc., Cl. B	602	39,311
Multi Packaging Solutions International Ltd.[1]	36,138	648,677
Myers Industries, Inc.	392	6,213
Packaging Corp. of America	13,090	1,199,306
Sonoco Products Co.[5]	30,890	1,634,699
UFP Technologies, Inc.[1]	100	2,590
		3,563,519
Metals & Mining—0.4%
AK Steel Holding Corp.[1]	3,050	21,930
Allegheny Technologies, Inc.	1,233	22,145
Ampco-Pittsburgh Corp.	169	2,374
Anglo American plc[1]	3,588	54,387
Antofagasta plc	19,122	199,281
ArcelorMittal[1]	14,717	123,127
BHP Billiton plc	3,615	56,068
Carpenter Technology Corp.	461	17,195
Century Aluminum Co.[1]	955	12,119
Cie Generale des Etablissements Michelin	1,747	212,401
Cliffs Natural Resources, Inc.[1]	1,919	15,755
Coeur Mining, Inc.[1]	2,456	19,844
Commercial Metals Co.	1,118	21,387
Ferroglobe plc	1,675	17,303
Fresnillo plc	2,313	44,875
Glencore plc[1]	14,920	58,652
Gold Resource Corp.	588	2,658

	Shares	Value
Metals & Mining (Continued)
Handy & Harman Ltd.[1]	145	$3,944
Hargreaves Lansdown plc	4,366	71,203
Haynes International, Inc.	132	5,032
Hecla Mining Co.	4,566	24,154
Kaiser Aluminum Corp.	176	14,062
Materion Corp.	225	7,549
Olympic Steel, Inc.	102	1,893
Randgold Resources Ltd.	545	47,584
Real Industry, Inc.[1]	311	886
Rio Tinto plc	1,361	54,783
Ryerson Holding Corp.[1]	363	4,574
Schnitzer Steel Industries, Inc., Cl. A	269	5,555
Stillwater Mining Co.[1]	25,183	434,910
SunCoke Energy, Inc.[1]	582	5,215
TimkenSteel Corp.[1]	357	6,751
Worthington Industries, Inc.	610	27,505
		1,617,101
Paper & Forest Products—0.1%
Boise Cascade Co.[1]	351	9,372
Clearwater Paper Corp.[1]	187	10,472
Deltic Timber Corp.	131	10,234
KapStone Paper & Packaging Corp.	1,026	23,700
Louisiana-Pacific Corp.[1]	1,172	29,089
Mondi plc	1,797	43,452
Neenah Paper, Inc.	251	18,750
PH Glatfelter Co.	481	10,457
Schweitzer-Mauduit International, Inc.	440	18,225
Smurfit Kappa Group plc	5,033	133,509
		307,260
Telecommunication Services—1.2%
Diversified Telecommunication Services—1.2%
AT&T, Inc.[5]	29,651	1,231,999
ATN International, Inc.	190	13,380
Babcock International Group plc	8,609	95,190
BCE, Inc.	27,395	1,212,777
BT Group plc, Cl. A	14,972	59,694
Cincinnati Bell, Inc.[1]	501	8,868
Cogent Communications Holdings, Inc.	459	19,760
Consolidated Communications Holdings, Inc.	591	13,841
FairPoint Communications, Inc.[1]	316	5,246
General Communication, Inc., Cl. A1	363	7,550
Hawaiian Telcom Holdco, Inc.[1]	119	2,726
IDT Corp., Cl. B	230	2,926
Iridium Communications, Inc.[1]	1,113	10,740
Lumos Networks Corp.[1]	35,894	635,324
Orange SA	12,525	194,905
ORBCOMM, Inc.[1]	678	6,475
Verizon Communications, Inc.	22,803	1,111,646
Vivendi SA	9,469	184,248
Vonage Holdings Corp.[1]	2,566	16,217
Windstream Holdings, Inc.	645	3,515
		4,837,027
Wireless Telecommunication Services—0.0%
Boingo Wireless, Inc.[1]	411	5,339
NII Holdings, Inc.[1]	2,021	2,627
Shenandoah Telecommunications Co.	475	13,324
Spok Holdings, Inc.	232	4,408
Vodafone Group plc	25,953	67,499
		93,197
Utilities—1.8%
Electric Utilities—1.0%
ALLETE, Inc.	482	32,636
Bouygues SA	4,485	182,782
Duke Energy Corp.	784	64,296
Edison International	25,545	2,033,637

17      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Electric Utilities (Continued)
El Paso Electric Co.	507	$25,604
Exelon Corp.	1,488	53,538
Genie Energy Ltd., Cl. B	261	1,890
IDACORP, Inc.	487	40,402
MGE Energy, Inc.	345	22,425
NextEra Energy, Inc.	648	83,184
Otter Tail Corp.	396	15,008
PG&E Corp.	16,210	1,075,696
PNM Resources, Inc.	756	27,972
Portland General Electric Co.	856	38,024
Southern Co. (The)	1,944	96,772
SSE plc	5,147	95,198
		3,889,064
Gas Utilities—0.2%
Chesapeake Utilities Corp.	155	10,726
Delta Natural Gas Co., Inc.	62	1,882
New Jersey Resources Corp.	826	32,710
Northwest Natural Gas Co.	281	16,607
ONE Gas, Inc.	687	46,441
South Jersey Industries, Inc.	750	26,737
Southwest Gas Holdings, Inc.	448	37,144
Spire, Inc.	451	30,442
WGL Holdings, Inc.	7,573	625,000
		827,689
Independent Power and Renewable Electricity Producers—0.3%
Atlantica Yield plc	986	20,666
Dynegy, Inc.[1]	1,394	10,957
NRG Energy, Inc.	14,459	270,388
NRG Yield, Inc., Cl. A	1,769	30,763
NRG Yield, Inc., Cl. C	1,783	31,559
Ormat Technologies, Inc.	484	27,627
Pattern Energy Group, Inc., Cl. A	831	16,728
TerraForm Global, Inc., Cl. A1	161,411	774,773
TerraForm Power, Inc., Cl. A1	943	11,665
		1,195,126
Multi-Utilities—0.3%
Avista Corp.	623	24,328
Black Hills Corp.	512	34,033
Centrica plc	19,334	52,568
CMS Energy Corp.	15,250	682,285
Engie SA	11,119	157,359
National Grid plc	7,185	91,129
NorthWestern Corp.	472	27,706
Unitil Corp.	144	6,484
Veolia Environnement SA	10,062	188,498
		1,264,390
Water Utilities—0.0%
American States Water Co.	358	15,860
Artesian Resources Corp., Cl. A	86	2,800
California Water Service Group	451	16,168
Connecticut Water Service, Inc.	107	5,687
Consolidated Water Co. Ltd.	148	1,724
Middlesex Water Co.	164	6,060
SJW Group	281	13,550
United Utilities Group plc	8,424	104,785
York Water Co. (The)	128	4,486
		171,120
Total Common Stocks (Cost $164,765,145)		179,693,264
Preferred Stocks—0.3%
Kinesis 2017 Sidecar, Preferred[1]	49,261	451,329
M&T Bank Corp., 6.375% Cum., Series A, Non-Vtg.	340	348,500
M&T Bank Corp., 6.375% Cum., Series C, Non-Vtg.	475	489,250
Total Preferred Stocks (Cost $1,345,454)		1,289,079

	Units	Value
Rights, Warrants and Certificates—0.0%
Halcon Resources Corp. Wts., Strike Price $14.04, Exp. 9/9/20[1]	2,038	$3,597
Kaisa Group Holdings Ltd. Rts., Strike Price 1SGD, Exp. 12/31/49[1]	231	2
SandRidge Energy, Inc. Wts., Strike Price $41.34, Exp. 10/4/22[1]	977	1,949
SandRidge Energy, Inc. Wts., Strike Price $42.03, Exp. 10/4/22[1]	411	796
Total Rights, Warrants and Certificates (Cost $70,284)		6,344
	Principal Amount
Asset-Backed Securities—2.8%
Airspeed Ltd., Series 2007-1A, Cl. G1, 1.182%, 6/15/32[2,9]	$ 1,158,751	972,283
Bear Stearns Structured Products Trust, Series 2007-EMX1, Cl. A2, 2.282%, 3/25/37[2,9]	1,600,000	1,576,264
GSAMP Trust, Series 2005-HE4, Cl. M3, 1.502%, 7/25/45[9]	1,400,000	1,214,050
Morgan Stanley ABS Capital I, Inc. Trust, Series 2006-NC1, Cl. M1, 1.362%, 12/25/35[9]	1,780,000	1,673,118
New Century Home Equity Loan Trust, Series 2005-1, Cl. M2, 1.702%, 3/25/35[9]	397,953	338,996
Raspro Trust, Series 2005-1A, Cl. G, 1.552%, 3/23/24[2,9]	1,842,053	1,768,371
SG Mortgage Securities Trust, Series 2005-OPT1, Cl. M2, 1.432%, 10/25/35[9]	4,250,000	3,703,274
Total Asset-Backed Securities (Cost $10,991,909)		11,246,356
Mortgage-Backed Obligation—0.5%
RAMP Trust, Series 2005-RS6, Cl. M4, 1.957%, 6/25/35[9](Cost $2,065,364)	2,300,000	2,083,340
Foreign Government Obligations—1.8%
Federative Republic of Brazil, 11.779% Unsec. Nts., 7/1/17[11]	BRL 10,400,000	3,238,268

Kingdom of Spain, 2.10% Bonds, 4/30/17	EUR 3,700,000	3,954,265
Total Foreign Government Obligations (Cost $7,089,729)		7,192,533
Non-Convertible Corporate Bonds and Notes—10.4%
Consumer Discretionary—2.0%
Automobiles—0.1%
ZF North America Capital, Inc., 4.75% Sr. Unsec. Nts., 4/29/25[2]	300,000	311,625
Hotels, Restaurants & Leisure—0.6%
1011778 B.C. ULC/New Red Finance, Inc., 6% Sec. Nts., 4/1/22[2]	450,000	468,000
International Game Technology plc, 6.25% Sr. Sec. Nts., 2/15/22[2]	350,000	375,375
MGM Resorts International, 7.75% Sr. Unsec. Nts., 3/15/22	450,000	520,031
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.50% Sr. Unsec. Nts., 3/1/25[2]	450,000	458,438
Wynn Macau Ltd., 5.25% Sr. Unsec. Nts., 10/15/21[2]	500,000	511,250
		2,333,094

18      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

	Principal Amount	Value
Household Durables—0.1%
Ardagh Packaging Finance plc/Ardagh Holdings USA, Inc., 7.25% Sr. Unsec. Nts., 5/15/24[2]	$350,000	$375,812
Media—1.1%
CCO Holdings LLC/CCO Holdings Capital Corp., 5.125% Sr. Unsec. Nts., 5/1/23[2]	450,000	464,625
Cequel Communications Holdings I LLC/Cequel Capital Corp., 6.375% Sr. Unsec. Nts., 9/15/20[2]	450,000	464,062
Charter Communications Operating LLC/Charter Communications Operating Capital, 4.908% Sr. Sec. Nts., 7/23/25	450,000	475,959
Columbus Cable Barbados Ltd., 7.375% Sr. Unsec. Nts., 3/30/21[2]	450,000	483,750
CSC Holdings LLC, 10.875% Sr. Unsec. Nts., 10/15/25[2]	350,000	421,750
DISH DBS Corp., 5.875% Sr. Unsec. Nts., 7/15/22	450,000	473,904
iHeartCommunications, Inc., 9% Sr. Sec. Nts., 12/15/19	450,000	384,188
Sirius XM Radio, Inc., 6% Sr. Unsec. Nts., 7/15/24[2]	450,000	483,750
Univision Communications, Inc., 5.125% Sr. Sec. Nts., 2/15/25[2]	450,000	444,375
VTR Finance BV, 6.875% Sr. Sec. Nts., 1/15/24[2]	400,000	417,000
		4,513,363
Multiline Retail—0.1%
Dollar Tree, Inc., 5.75% Sr. Sec. Nts., 3/1/23	450,000	481,500
Consumer Staples—0.1%
Food Products—0.1%
Post Holdings, Inc., 5% Sr. Unsec. Nts., 8/15/26[2]	450,000	432,000
Energy—2.0%
Energy Equipment & Services—0.2%
Offshore Group Investment Ltd., 7.50% 1st Lien Nts., 11/1/19[3,8]	250,000	—
Transocean, Inc., 9% Sr. Unsec. Nts., 7/15/23[2]	350,000	375,375
Vantage Drilling International, 10% Sec. Nts., 12/31/20	407,000	398,860
		774,235
Oil, Gas & Consumable Fuels—1.8%
Cenovus Energy, Inc., 6.75% Sr. Unsec. Nts., 11/15/39	450,000	515,186
Concho Resources, Inc., 5.50% Sr. Unsec. Unsub. Nts., 4/1/23	450,000	466,605
CONSOL Energy, Inc., 5.875% Sr. Unsec. Nts., 4/15/22	450,000	447,187
Continental Resources, Inc., 5% Sr. Unsec. Nts., 9/15/22	450,000	456,188
Gazprom OAO Via Gaz Capital SA, 9.25% Sr. Unsec. Nts., 4/23/19[2]	300,000	336,996
Lukoil International Finance BV: 4.563% Sr. Unsec. Unsub. Nts., 4/24/23[2]	500,000	514,378
6.125% Sr. Unsec. Nts., 11/9/20[2]	2,729,000	2,995,623
NGPL PipeCo LLC, 7.119% Sr. Unsec. Nts., 12/15/17[2]	450,000	464,625
Rio Oil Finance Trust, 9.25% Sr. Sec. Nts., 7/6/24[2]	318,206	323,775
Sabine Pass Liquefaction LLC, 5.625% Sr. Sec. Nts., 2/1/21	400,000	431,298

	Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
Sandridge Energy, Inc., 7.50% Sr. Unsec. Nts., 3/15/21[3,8]	$500,000	$50
Williams Partners LP/ACMP Finance Corp., 4.875% Sr. Unsec. Nts., 5/15/23	450,000	463,615
		7,415,526
Financials—2.9%
Capital Markets—0.6%
Goldman Sachs Capital II, 4% Jr. Sub. Perpetual Bonds[9,10]	8,000	6,712
Goldman Sachs Group, Inc. (The), 5.70% Jr. Sub. Perpetual Bonds, Series L9,10	1,400,000	1,449,210
Laureate Education, Inc., 10% Sr. Unsec. Nts., 9/1/19[2]	400,000	417,000
Springleaf Finance Corp., 6.90% Sr. Unsec. Nts., 12/15/17	500,000	514,850
		2,387,772
Commercial Banks—2.1%
Bancolombia SA, 5.125% Unsec. Sub. Nts., 9/11/22	450,000	470,250
Bank of America Corp., 8% Jr. Sub. Perpetual Bonds, Series K9,10	1,666,000	1,718,062
Citigroup, Inc., 5.875% Jr. Sub. Perpetual Bonds[9,10]	1,783,000	1,846,519
HBOS plc, 6.75% Sub. Nts., 5/21/18[2]	450,000	471,355
Itau Unibanco Holding SA (Cayman Islands), 5.125% Sub. Nts., 5/13/23[2]	300,000	307,125
JPMorgan Chase & Co., 7.90% Jr. Sub. Perpetual Bonds, Series 1[9,10]	1,653,000	1,714,988
Wells Fargo & Co., 7.98% Jr. Sub. Perpetual Bonds, Series K9,10	1,597,000	1,664,873
		8,193,172
Diversified Financial Services—0.0%
Samson Investment Co., 9.75% Sr. Unsec. Nts., 2/15/20[8]	300,000	21,750
Insurance—0.1%
HUB International Ltd., 7.875% Sr. Unsec. Nts., 10/1/21[2]	450,000	470,250
Real Estate Investment Trusts (REITs)—0.1%
Crown Castle International Corp., 5.25% Sr. Unsec. Nts., 1/15/23	450,000	491,611
Health Care—0.5%
Health Care Equipment & Supplies—0.1%
Ortho-Clinical Diagnostics, Inc./Ortho- Clinical Diagnostics SA, 6.625% Sr. Unsec. Nts., 5/15/22[2]	400,000	374,000
Health Care Providers & Services—0.4%
Centene Corp., 5.625% Sr. Unsec. Nts., 2/15/21	450,000	472,095
DaVita, Inc.:
5.125% Sr. Unsec. Nts., 7/15/24	550,000	556,531
5.75% Sr. Unsec. Nts., 8/15/22	200,000	207,750
HCA, Inc., 6.50% Sr. Sec. Nts., 2/15/20	450,000	493,596
		1,729,972
Industrials—0.6%
Aerospace & Defense—0.2%
Arconic, Inc., 5.40% Sr. Unsec. Nts., 4/15/21	450,000	480,172
TransDigm, Inc., 6.50% Sr. Sub. Nts., 7/15/24	450,000	456,750
		936,922
Industrial Conglomerates—0.2%
Citgo Holding, Inc., 10.75% Sr. Sec. Nts., 2/15/20[2]	350,000	378,000

19      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Industrial Conglomerates (Continued)
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6% Sr. Unsec. Nts., 8/1/20	$450,000	$465,750
		843,750
Machinery—0.0%
Mueller Industries, Inc., 6% Sub. Nts., 3/1/27	2,000	1,995
Professional Services—0.1%
Nielsen Finance LLC/Nielsen Finance Co., 5% Sr. Unsec. Nts., 4/15/22[2]	450,000	461,250
Trading Companies & Distributors—0.1%
United Rentals North America, Inc., 7.625% Sr. Unsec. Nts., 4/15/22	142,000	148,124
Information Technology—0.5%
Communications Equipment—0.1%
CommScope Technologies LLC, 6% Sr. Unsec. Nts., 6/15/25[2]	450,000	473,625
Software—0.3%
BMC Software Finance, Inc., 8.125% Sr. Unsec. Nts., 7/15/21[2]	450,000	455,625
Solera LLC/Solera Finance, Inc., 10.50% Sr. Unsec. Nts., 3/1/24[2]	450,000	516,231
		971,856
Technology Hardware, Storage & Peripherals—0.1%
Western Digital Corp., 10.50% Sr. Unsec. Nts., 4/1/24	450,000	531,000
Materials—0.5%
Chemicals—0.1%
Momentive Performance Materials, Inc., 3.88% Sr. Sec. Nts., 10/24/21	450,000	444,938
Construction Materials—0.1%
Cemex Finance LLC, 6% Sr. Sec. Nts., 4/1/24[2]	350,000	368,900
Containers & Packaging—0.1%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA, 5.75% Sr. Sec. Nts., 10/15/20	350,000	360,504
Metals & Mining—0.2%
FMG Resources August 2006 Pty Ltd., 9.75% Sr. Sec. Nts., 3/1/22[2]	450,000	518,062
Freeport-McMoRan, Inc., 2.375% Sr. Unsec. Nts., 3/15/18	450,000	447,750
		965,812
Telecommunication Services—0.7%
Diversified Telecommunication Services—0.4%
Embarq Corp., 7.995% Sr. Unsec. Nts., 6/1/36	350,000	350,000
Intelsat Jackson Holdings SA, 7.25% Sr. Unsec. Nts., 10/15/20	450,000	412,312
T-Mobile USA, Inc., 6.625% Sr. Unsec. Nts., 4/1/23	450,000	481,356
Zayo Group LLC/Zayo Capital, Inc., 6% Sr. Unsec. Nts., 4/1/23	450,000	477,563
		1,721,231
Wireless Telecommunication Services—0.3%
Digicel Group Ltd., 8.25% Sr. Unsec. Nts., 9/30/20[2]	450,000	388,517
Sprint Corp., 7.875% Sr. Unsec. Nts., 9/15/23	450,000	499,500
Wind Acquisition Finance SA, 7.375% Sec. Nts., 4/23/21[2]	400,000	417,000
		1,305,017

	Principal Amount	Value
Utilities—0.6%
Electric Utilities—0.2%
FirstEnergy Corp., 7.375% Sr. Unsec. Nts., 11/15/31	$450,000	$587,851
MMC Energy, Inc., 8.875% Sr. Unsec. Nts., 10/15/20[3,8]	100,000	—
		587,851
Independent Power and Renewable Electricity Producers—0.4%
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., 12.25% Sec. Nts., 3/1/22[2,8]	1,027,487	1,268,946
Talen Energy Supply LLC, 4.625% Sr. Unsec. Nts., 7/15/19[2]	450,000	461,250
		1,730,196
Total Non-Convertible Corporate Bonds and Notes (Cost $41,087,827)		42,158,653
Convertible Corporate Bonds and Notes—0.2%
CHC Group LLC/CHC Finance Ltd., 10.78% Cv. Nts., 9/15/20[11]	35,887	24,862
Clearwire Communications LLC/ Clearwire Finance, Inc., 8.25% Cv. Sr. Unsec. Nts., 12/1/40[2]	600,000	623,250
Total Convertible Corporate Bonds and Notes (Cost $638,684)		648,112
Corporate Loans—2.5%
Delos Finance Sarl, Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.397%, 10/6/23[9]	5,330,000	5,386,077
Neiman Marcus Group Ltd. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.25%, 10/25/20[9]	769,054	620,771
TransDigm, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.982%-4.147%, 5/14/22[9]	3,961,557	3,954,541
Total Corporate Loans (Cost $9,998,801)		9,961,389
Event-Linked Bonds—12.9%
Earthquake—3.7%
Acorn Re Ltd. Catastrophe Linked Nts., 4.532%, 7/17/18[2,9]	750,000	771,112
Azzurro Re I Ltd. Catastrophe Linked Nts., 2.15%, 1/16/19[2,9]	EUR 800,000	856,960
Bosphorus Ltd. Catastrophe Linked Nts., 4.341%, 8/17/18[2,9]	500,000	510,175
Buffalo Re Ltd. Catastrophe Linked Nts.:
4.669%, 4/7/20[2,9]	750,000	750,862
8.169%, 4/7/20[2,9]	250,000	249,887
Golden State Re II Ltd. Catastrophe Linked Nts., 2.957%, 1/8/19[2,9]	1,000,000	1,000,950
Kilimanjaro Re Ltd. Catastrophe Linked Nts., 4.507%, 11/25/19[2,9]	250,000	254,862
Kizuna Re II Ltd. Catastrophe Linked Nts.:
3.007%, 4/6/18[2,9]	950,000	953,562
3.257%, 4/6/18[2,9]	750,000	752,437
Merna Re Ltd. Catastrophe Linked Nts.:
2.757%, 4/9/18-4/8/20[2,9]	1,000,000	1,000,675
3.007%, 4/8/19[2,9]	500,000	502,475
Merna Re V Ltd. Catastrophe Linked Nts., 2.757%, 4/7/17[2,9]	750,000	752,062
Nakama Re Ltd. Catastrophe Linked Nts.:
2.882%, 1/16/19[2,9]	750,000	756,113
3.007%, 4/13/18[2,9]	250,000	251,363
3.257%, 4/13/18[2,9]	500,000	503,275
3.619%, 10/13/21[2,9]	650,000	663,553
3.632%, 1/16/20-1/14/21[2,9]	750,000	766,388

20      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

	Principal Amount	Value
Earthquake (Continued)
Nakama Re Ltd. Catastrophe Linked Nts.: (Continued)
4.007%, 1/14/21[2,9]	$250,000	$259,888
4.669%, 10/13/21[2,9]	500,000	513,625
Panda Re Ltd. Catastrophe Linked Nts.,
4.807%, 7/9/18[9]	500,000	504,375
Tramline Re II Ltd. Catastrophe Linked Nts., 4.007%, 7/7/17[2,9]	250,000	250,538
Ursa Re Ltd. Catastrophe Linked Nts.:
3.50%, 12/7/17[2,9]	1,000,000	1,007,050
4.00%, 12/10/22[2,9]	500,000	506,525
5.00%, 12/7/17-9/21/18[2,9]	750,000	763,538
		15,102,250
Longevity—0.1%
Vita Capital VI Ltd. Catastrophe Linked Nts., 3.647%, 1/8/21[2,9]	250,000	253,138
Multiple Event—5.3%
Atlas IX Capital DAC Catastrophe Linked Nts.:
4.338%, 1/17/19[2,9]	750,000	764,362
8.508%, 1/8/20[2,9]	250,000	265,562
8.593%, 1/7/19[2,9]	250,000	257,037
Blue Halo Re Ltd. Catastrophe Linked Nts.:
9.007%, 7/26/19[2,9]	250,000	260,337
14.757%, 6/21/19[2,9]	500,000	501,175
Bonanza Re Ltd. Catastrophe Linked Nts.:
4.703%, 12/31/19[2,9]	250,000	250,787
5.953%, 12/31/19[2,9]	250,000	251,062
Caelus Re 2013 Ltd. Catastrophe
Linked Nts., 7.607%, 4/7/20[2,9]	500,000	501,475
Caelus Re IV Ltd. Catastrophe Linked
Nts., 6.257%, 3/6/20[2,9]	750,000	787,837
Citrus Re Ltd. Catastrophe Linked Nts.:
5.057%, 4/24/17[2,9]	250,000	251,062
5.767%, 4/18/17[2,9]	250,000	250,987
7.234%, 3/18/20[2,9]	250,000	249,825
Cranberry Re Ltd. Catastrophe Linked
Nts., 4.617%, 7/6/18[2,9]	250,000	255,787
East Lane Re VI Ltd. Catastrophe Linked Nts.:
3.407%, 3/14/18[2,9]	500,000	502,325
4.147%, 3/13/20[2,9]	500,000	508,375
Eden Re II Ltd. Catastrophe Linked Nts.,
0.00%, 3/22/21[2,11]	500,000	505,000
Espada Re Ltd. Catastrophe Linked
Nts., 5.75%, 6/6/20[2,9]	250,000	250,063
Galilei Re Ltd. Catastrophe Linked Nts.:
5.512%, 1/8/21[2,9]	750,000	748,837
6.262%, 1/8/21[2,9]	250,000	251,037
14.228%, 1/8/20[2,9]	250,000	250,912
Galileo Re Ltd. Catastrophe Linked Nts.:
13.997%, 1/8/19[2,9]	500,000	502,025
14.257%, 1/8/18[2,9]	250,000	253,462
Kilimanjaro Re Ltd. Catastrophe Linked Nts.:
5.257%, 4/30/18[2,9]	500,000	505,625
5.507%, 4/30/18[2,9]	500,000	505,575
7.507%, 12/6/19[2,9]	250,000	256,112
10.007%, 12/6/19[2,9]	250,000	256,162
Laetere Re Ltd. Catastrophe Linked
Nts., 9.952%, 6/6/17[2,11]	250,000	248,263
Loma Reinsurance Bermuda Ltd. Catastrophe Linked Nts.:
13.077%, 1/8/18[2,9]	200,000	203,590
18.047%, 1/8/18[2,9]	500,000	509,875
Long Point Re III Ltd. Catastrophe
Linked Nts., 3.75%, 5/23/18[2,9]	250,000	253,263
PennUnion Re Ltd. Catastrophe Linked
Nts., 5.257%, 12/7/18[2,9]	500,000	503,675
Residential Reinsurance 2013 Ltd. Catastrophe Linked Nts.:
6.007%, 12/6/17[2,9]	250,000	250,913
8.757%, 6/6/17[2,9]	250,000	251,638

	Principal Amount	Value
Multiple Event (Continued)
Residential Reinsurance 2013 Ltd. Catastrophe Linked Nts.: (Continued)
20.757%, 12/6/17[2,9]	$ 500,000	$499,875
Residential Reinsurance 2014 Ltd. Catastrophe Linked Nts.:
4.367%, 6/6/18[2,9]	750,000	756,638
15.837%, 6/6/18[2,9]	750,000	762,413
Residential Reinsurance 2015 Ltd. Catastrophe Linked Nts.:
8.007%, 12/6/19[2,9]	250,000	258,813
11.727%, 6/6/19[2,9]	500,000	512,425
Residential Reinsurance 2016 Ltd. Catastrophe Linked Nts.:
1.981%, 12/6/20[2,11]	250,000	235,888
4.007%, 6/6/20[2,9]	750,000	753,863
4.257%, 12/6/23[2,9]	500,000	488,625
12.257%, 6/6/20[2,9]	750,000	762,113
Sanders Re Ltd. Catastrophe Linked Nts.:
3.837%, 5/25/18[2,9]	250,000	251,163
4.057%, 5/25/18[2,9]	250,000	251,538
4.105%, 12/6/21[2,9]	500,000	500,900
4.257%, 5/5/17[2,9]	500,000	501,675
4.527%, 6/7/17[2,9]	250,000	251,338
4.627%, 5/28/19[2,9]	250,000	253,338
4.757%, 5/5/17[2,9]	500,000	501,825
Tradewynd Re Ltd. Catastrophe Linked Nts.:
5.40%, 1/8/21[2,9]	500,000	503,575
7.43%, 1/8/18[2,9]	500,000	508,075
10.407%, 7/9/18[2,9]	250,000	269,263
Tramline Re II Ltd. Catastrophe Linked Nts., 10.507%, 1/4/19[2,9]	400,000	410,180
		21,597,545
Other—0.6%
Benu Capital Ltd. Catastrophe Linked Nts.:
2.55%, 1/8/20[2,9]	EUR 250,000	269,634
3.35%, 1/8/20[2,9]	EUR 500,000	543,801
Horse Capital I DAC Catastrophe Linked Nts., 12%, 6/15/20[2,9]	EUR 500,000	535,960
Vitality Re V Ltd. Catastrophe Linked Nts., 3.257%, 1/7/19[2,9]	250,000	252,862
Vitality Re VI Ltd. Catastrophe Linked Nts., 2.857%, 1/8/18[2,9]	250,000	250,738
Vitality Re VII Ltd. Catastrophe Linked Nts., 3.407%, 1/7/20[2,9]	250,000	255,413
Vitality Re VIII Ltd. Catastrophe Linked Nts., 2.757%, 1/8/21[2,9]	500,000	503,875
		2,612,283
Windstorm—3.2%
Akibare Re Ltd. Catastrophe Linked Nts., 3.759%, 4/7/20[2,9]	750,000	769,837
Alamo Re Ltd. Catastrophe Linked Nts.:
5.377%, 6/7/19[2,9]	750,000	787,012
6.537%, 6/7/18[2,9]	500,000	517,975
Aozora Re Ltd. Catastrophe Linked Nts.:
2.757%, 4/7/17[2,9]	JPY 91,000,000	817,063
3.419%, 4/7/21[2,9]	500,000	500,850
3.459%, 4/7/20[2,9]	750,000	766,387
Calypso Capital II Ltd. Catastrophe Linked Nts., 3.66%, 1/8/18[2,9]	EUR 500,000	541,321
Citrus Re Ltd. Catastrophe Linked Nts.:
5.897%, 4/9/18[2,9]	250,000	253,437
7.50%, 2/25/19[2,9]	500,000	514,025
7.717%, 4/9/18[2,9]	250,000	253,862
9.787%, 4/9/18[2,9]	250,000	252,262
11.257%, 2/25/21[2,9]	500,000	513,725
Everglades Re II Ltd. Catastrophe Linked Nts., 5.987%, 5/3/18[2,9]	750,000	754,237
Everglades Re Ltd. Catastrophe Linked Nts., 7.867%, 4/28/17[2,9]	500,000	503,125
First Coast Re 2016 Ltd. Catastrophe Linked Nts., 4.757%, 6/7/19[2,9]	250,000	252,538

21      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Windstorm (Continued)
Gator Re Ltd. Catastrophe Linked Nts., 3%, 1/9/20[2,9]	$ 175,000	$35,000
Lion I Re Ltd. Catastrophe Linked Nts., 3.557%, 4/28/17[2,9]	EUR 750,000	803,860
Manatee Re Ltd. Catastrophe Linked Nts.:
5.757%, 12/22/17[2,9]	750,000	753,188
16.25%, 3/10/19[2]	500,000	471,625
Pelican III Re Ltd. Catastrophe Linked Nts., 6.937%, 4/16/18[2,9]	750,000	761,513
Pelican Re Ltd. Catastrophe Linked Nts., 6.757%, 5/15/17[2,9]	250,000	251,738
Queen Street IX Re DAC Catastrophe Linked Nts., 6.257%, 6/8/17[2,9]	250,000	251,813
Queen Street X Re Ltd. Catastrophe Linked Nts., 6.507%, 6/8/18[2,9]	750,000	757,088
Queen Street XI Re DAC Catastrophe Linked Nts., 6.907%, 6/7/19[2,9]	250,000	255,063
Queen Street XII Re Designated Activity Co. Catastrophe Linked Nts., 6.41%, 4/8/20[2,9]	500,000	507,425
		12,845,969
Total Event-Linked Bonds (Cost $52,307,579)		52,411,185
Short-Term Notes—16.9%
France—1.1%
French Republic Treasury Bills, 0%, 5/17/17[11]	EUR 4,000,000	4,269,884

	Principal Amount	Value
Italy—2.6%
Italian Republic Bonds:
0.00%, 4/28/17[11]	EUR 6,950,000	$7,416,299
0.00%, 6/14/17[11]	EUR 2,800,000	2,989,454
		10,405,753
Japan—4.4%
Japan Treasury Bills, 0.00%, 5/22/17[11]	JPY 2,000,000,000	17,970,394
Mexico—1.1%
United Mexican States Treasury
Certificates, 5.79%, 4/27/17[11]	MXN 82,500,000	4,385,459
Sweden—3.4%
Kingdom of Sweden Treasury Bills,
0.00%, 4/19/17[11]	SEK 123,800,000	13,819,637
United States—4.3%
United States Treasury Bills, 0.875%,
9/7/17[11,12,13]	17,635,000	17,570,967
Total Short-Term Notes (Cost $67,656,008)		68,422,094

	Shares
Investment Companies—5.0%
Highland/iBoxx Senior Loan Exchange Traded Fund	111,516	2,069,737
Oppenheimer Institutional Government Money Market Fund, Cl. E, 0.66%[7,14,15]	14,305,683	14,305,683
SPDR Gold Trust Exchange Traded Fund[1,15]	34,231	4,063,904
Total Investment Companies (Cost $20,377,722)		20,439,324

	Counterparty		Exercise Price	Expiration Date		Contracts
Over-the-Counter Options Purchased—0.1%
CNH Currency Put[1]	CITNA-B	CNH	7.300	11/29/17	CNH	10,585,000	9,505
CNH Currency Put[1]	CITNA-B	CNH	7.300	11/29/17	CNH	53,100,000	47,684
JPY Currency Put[1]	BOA	JPY	118.000	7/6/17	JPY	3,272,700,000	68,727
JPY Currency Put[1]	BOA	JPY	118.500	6/19/17	JPY	3,283,000,000	39,396
NZD Currency Put[1]	BOA	CAD	0.920	9/14/17	NZD	37,075,000	436,923
Total Over-the-Counter Options Purchased (Cost $2,096,539)							602,235

	Counterparty	Pay / Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)
Over-the-Counter Interest Rate Swaptions Purchased—0.1%
Interest Rate Swap maturing			Three-Month USD
1/28/30 Call[1]	GSCOI	Receive	BBA LIBOR	2.974%	1/24/20	USD	8,550	318,472

Interest Rate Swap maturing			Six-Month JPY BBA
11/2/27 Call[1]	GSCOI	Receive	LIBOR	1.070	11/20/17	JPY	560,000	454

Interest Rate Swap maturing			Six-Month JPY BBA
11/22/27 Call[1]	GSCOI	Receive	LIBOR	1.070	11/20/17	JPY	424,000	344

Interest Rate Swap maturing			Six-Month JPY BBA
7/25/28 Call[1]	GSCOI	Receive	LIBOR	1.050	7/23/18	JPY	630,000	8,443
Total Over-the-Counter Interest Rate Swaptions Purchased (Cost $684,550)								327,713

Total Investments, at Value (Cost $381,175,595)							97.9%	396,481,621

Net Other Assets (Liabilities)							2.1	8,448,667

Net Assets							100.0%	$404,930,288

Footnotes to Consolidated Statement of Investments

1. Non-income producing security.

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $76,092,935 or 18.79% of the Fund’s net assets at period end.

3. Security received as the result of issuer reorganization.

4. Security is a Master Limited Partnership.

5. All or portion of the security position is held in segregated accounts and pledged to cover margin requirements with respect to securities sold short. The aggregate market value of such securities is $10,175,364. See Note 7 of the accompanying Consolidated Notes.

6. The Fund holds securities which have been issued by the same entity and that trade on separate exchanges.

7. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

22      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

Footnotes to Consolidated Statement of Investments (Continued)

	Shares December 30, 2016	Gross Additions	Gross Reductions	Shares March 31, 2017
Oppenheimer Institutional Government Money Market Fund, Cl. E	57,727,699	111,392,807	154,814,823	14,305,683

			Value	Income
Oppenheimer Institutional Government Money Market Fund, Cl. E			$14,305,683	$29,184

8. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Consolidated Notes.

9. Represents the current interest rate for a variable or increasing rate security.

10. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

11. Zero coupon bond reflects effective yield on the original acquisition date.

12. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $6,051,945. See Note 6 of the accompanying Consolidated Notes.

13. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements under certain derivative contracts. The aggregate market value of such securities is $6,030,025. See Note 6 of the accompanying Consolidated Notes.

14. Rate shown is the 7-day yield at period end.

15. All or a portion of this security is owned by the subsidiary. See Note 2 of the accompanying Consolidated Notes.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United States	$263,959,398	66.6%
Japan	27,353,427	6.9
Sweden	13,914,877	3.5
France	11,874,600	3.0
Italy	10,822,752	2.7
Bermuda	7,892,239	2.0
Supranational	7,472,032	1.9
United Kingdom	7,166,197	1.8
Netherlands	5,829,457	1.5
Mexico	4,754,358	1.2
Spain	3,954,265	1.0
Brazil	3,869,168	1.0
Russia	3,846,997	1.0
Cayman Islands	3,608,288	0.9
Canada	3,374,898	0.9
Ireland	2,949,359	0.7
Switzerland	2,233,540	0.6
Australia	1,877,808	0.5
Eurozone	1,660,821	0.4
Hong Kong	1,505,468	0.4
Germany	973,997	0.2
Singapore	673,786	0.2
Chile	616,281	0.2
China	589,979	0.2
Macau	511,250	0.1
Turkey	510,175	0.1
Barbados	483,750	0.1
Colombia	470,250	0.1
New Zealand	436,923	0.1
Jamaica	388,516	0.1
Belgium	184,288	0.1
Luxembourg	123,127	0.0
Finland	108,838	0.0
Thailand	83,295	0.0
Philippines	76,730	0.0
South Africa	76,260	0.0
China Offshore	57,189	0.0
Jersey, Channel Islands	47,584	0.0
Jordan	45,708	0.0
Indonesia	37,380	0.0
Puerto Rico	28,516	0.0
Israel	15,127	0.0
Panama	10,513	0.0
Monaco	7,721	0.0

23      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Geographic Holdings (Continued)	Value	Percent
Greece	$ 4,489	0.0%
Denmark	—	–
Norway	—	–

Total	$ 396,481,621	100.0%

	Shares Sold Short	Value
Securities Sold Short—(8.7)%
Common Stock Securities Sold Short—(8.7)%
AGCO Corp.	(23,290)	$(1,401,592)
Air Lease Corp., Cl. A	(7,085)	(274,544)
Aircastle Ltd.	(16,215)	(391,268)
Aker Solutions ASA[1]	(58,041)	(349,150)
AstraZeneca plc, ADR	(7,807)	(243,110)
athenahealth, Inc.[1]	(4,430)	(499,217)
AvalonBay Communities, Inc.	(1,590)	(291,924)
Boeing Co. (The)	(6,482)	(1,146,407)
Camden Property Trust	(3,930)	(316,208)
Caterpillar, Inc.	(12,700)	(1,178,052)
Cheniere Energy, Inc.[1]	(13,430)	(634,836)
Cie Financiere Richemont SA	(19,908)	(1,571,395)
CNH Industrial NV	(216,560)	(2,087,638)
Colgate-Palmolive Co.	(17,150)	(1,255,208)
Corning, Inc.	(46,140)	(1,245,780)
Digital Realty Trust, Inc.	(7,670)	(816,011)
Entergy Corp.	(5,920)	(449,683)
Equity Residential	(18,420)	(1,146,092)
Fastenal Co.	(7,860)	(404,790)
GlaxoSmithKline plc, Sponsored ADR	(4,970)	(209,535)
HP, Inc.	(89,730)	(1,604,372)
Intel Corp.	(42,430)	(1,530,450)
International Business Machines Corp.	(10,320)	(1,797,125)
Kennametal, Inc.	(16,433)	(644,667)
Neste OYJ[1]	(12,560)	(489,844)
Novo Nordisk AS, Sponsored ADR	(5,100)	(174,828)
Pennsylvania Real Estate Investment Trust	(107,742)	(1,631,214)
Procter & Gamble Co. (The)	(10,140)	(911,079)
ResMed, Inc.	(7,210)	(518,904)
Rio Tinto plc, Sponsored ADR	(9,900)	(402,732)
RLJ Lodging Trust	(10,080)	(236,981)
Rowan Cos plc, Cl. A1	(27,800)	(433,124)
Sanofi, ADR	(4,780)	(216,295)
SAP SE, Sponsored ADR	(20,850)	(2,046,845)
Southern Copper Corp.	(49,860)	(1,789,475)
Subsea 7 SA1	(79,833)	(1,237,835)
Transocean Ltd.[1]	(32,081)	(399,408)
W.W. Grainger, Inc.	(1,135)	(264,183)
Weingarten Realty Investors	(53,585)	(1,789,203)
Western Union Co. (The)	(52,030)	(1,058,811)
Total Securities Sold Short (Proceeds $33,601,717)		$(35,089,815)

Forward Currency Exchange Contracts as of March 31, 2017
Counterparty	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation
BAC	05/2017	BRL	3,380	USD	1,081	$ —	$ 8,690
BOA	06/2017	COP	9,131,000	USD	3,024	121,400	—
BOA	06/2017	HUF	737,000	USD	2,577	—	23,302
BOA	06/2017	IDR	40,063,000	USD	2,973	18,654	—
BOA	06/2017	KRW	1,487,000	USD	1,288	43,688	—
BOA	06/2017	TWD	65,000	USD	2,109	38,794	—
BOA	11/2017	USD	184	CNH	1,300	—	2,298
BOA	06/2017	USD	3,267	KRW	3,772,000	—	110,822
BOA	04/2017	USD	3,978	MXN	82,500	—	412,691
BOA	06/2017	USD	1,009	NOK	8,590	7,345	—
BOA	06/2017	USD	2,166	THB	76,000	—	44,493
BOA	05/2017	USD	1,833	ZAR	24,720	1,286	—

24      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

Forward Currency Exchange Contracts (Continued)
Counterparty	Settlement Month(s)	Currency Purchased (000’s)			Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation
BOA	06/2017	ZAR	41,710	USD	3,232	$ —	$ 162,309
CITNA-B	06/2017	CHF	2,575	USD	2,595	—	13,331
CITNA-B	04/2017	CNH	540	USD	78	764	—
CITNA-B	06/2017	CZK	50,900	USD	2,005	22,407	—
CITNA-B	06/2017	GBP	1,030	USD	1,265	27,763	—
CITNA-B	06/2017	TRY	15,870	USD	4,141	135,315	—
CITNA-B	05/2017 - 07/2017	USD	5,584	BRL	18,540	—	250,848
CITNA-B	05/2017	USD	3,912	EUR	3,693	—	35,888
CITNA-B	06/2017	USD	11,044	GBP	8,997	—	247,731
CITNA-B	06/2017	USD	2,590	SEK	23,120	965	—
CITNA-B	05/2017 - 06/2017	ZAR	100,740	USD	7,602	—	160,840
DEU	06/2017	CAD	1,685	USD	1,258	10,779	—
DEU	06/2017	CHF	1,285	USD	1,279	9,260	—
DEU	05/2017	RUB	69,636	USD	1,156	70,584	—
DEU	06/2017	USD	9,881	CAD	13,240	—	84,691
DEU	05/2017	USD	1,958	EUR	1,850	—	20,110
DEU	06/2017	USD	2,054	ILS	7,580	—	43,554
DEU	05/2017	ZAR	32,380	USD	2,387	12,382	—
GSCO-OT	06/2017	AUD	1,690	USD	1,275	14,272	—
GSCO-OT	06/2017	JPY	747,000	USD	6,542	186,227	—
GSCO-OT	06/2017	NOK	29,520	USD	3,485	—	44,182
GSCO-OT	06/2017	USD	5,678	AUD	7,525	—	63,549
GSCO-OT	04/2017	USD	1,505	CNH	10,000	50,389	—
GSCO-OT	04/2017	USD	13,846	SEK	123,800	20,731	—
HSBC	06/2017	JPY	291,000	USD	2,588	32,872	—
HSBC	06/2017	KRW	2,931,000	USD	2,626	—	1,391
HSBC	06/2017	NZD	1,775	USD	1,242	391	—
HSBC	06/2017	SEK	11,570	USD	1,288	7,687	—
HSBC	06/2017	USD	3,556	CAD	4,765	—	30,992
HSBC	06/2017	USD	53	CLP	35,000	42	—
HSBC	05/2017	USD	4,286	EUR	4,000	10,440	—
HSBC	06/2017	USD	3,609	GBP	2,890	12,924	30,897
HSBC	06/2017	USD	1,264	HUF	369,000	—	14,796
HSBC	05/2017	USD	17,723	JPY	2,000,000	—	274,482
HSBC	06/2017	USD	3,587	KRW	4,139,000	—	119,319
HSBC	06/2017	USD	1,998	NZD	2,857	—	629
HSBC	06/2017	USD	2,014	SEK	18,090	—	12,018
JPM	05/2017	BRL	7,870	USD	2,502	—	5,153
JPM	04/2017	CNH	10,000	USD	1,430	24,578	—
JPM	06/2017	EUR	3,190	USD	3,384	30,651	—
JPM	06/2017	GBP	2,085	USD	2,588	29,041	—
JPM	06/2017	INR	102,000	USD	1,512	52,036	—
JPM	06/2017	JPY	144,000	USD	1,263	33,579	—
JPM	06/2017	MXN	76,200	USD	3,847	177,688	—
JPM	06/2017	MYR	9,035	USD	2,019	8,704	—
JPM	05/2017 - 06/2017	RUB	565,200	USD	9,597	296,594	—
JPM	06/2017	SEK	22,880	USD	2,601	—	39,023
JPM	06/2017	USD	2,572	CHF	2,580	—	14,437
JPM	11/2017	USD	1,268	CNH	9,000	—	19,108
JPM	06/2017	USD	15,486	EUR	14,580	—	120,683
JPM	06/2017	USD	4,898	JPY	558,900	—	136,339
JPM	06/2017	USD	2,540	NOK	21,760	3,421	—
JPM	06/2017	USD	2,499	NZD	3,615	—	30,225
JPM	05/2017	USD	3,652	RUB	220,000	—	224,329
JPM	06/2017	USD	1,036	SGD	1,460	—	8,616
MSCO	04/2017 - 05/2017	USD	11,471	EUR	10,650	96,488	—
NOM	07/2017	USD	5,446	EUR	5,086	—	11,731
TDB	05/2017	BRL	10,870	USD	3,472	—	22,762
TDB	06/2017	EUR	1,220	USD	1,307	—	820

Total Unrealized Appreciation and Depreciation						$ 1,610,141	$ 2,847,079

Futures Contracts as of March 31, 2017
Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)
Brent Crude Oil*	ICE	Buy	4/28/17	11	$588,830	$(38,636)
CAC 40 10 Index	PAR	Sell	4/21/17	124	6,766,947	(171,444)

25      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Futures Contracts (Continued)
						Unrealized Appreciation
Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	(Depreciation)
Copper*	CMX	Buy	5/26/17	9	$596,812	$(18,587)
Euro-BONO	EUX	Sell	6/08/17	12	1,763,804	(12,442)
Euro-BTP	EUX	Sell	6/08/17	25	3,485,502	(5,360)
Euro-BUND	EUX	Buy	6/08/17	36	6,199,303	26,471
Euro-OAT	EUX	Sell	6/08/17	11	1,725,485	(3,062)
FTSE 100 Index	ICE	Sell	6/16/17	73	6,654,296	12,225
Gasoline*	NYM	Sell	4/28/17	9	643,734	15,889
Gold (100 oz.)*	CMX	Buy	6/28/17	7	875,840	(6,599)
Lean Hogs*	CME	Sell	4/17/17	24	630,480	37,849
Low Sulphur Gas Oil*	ICE	Buy	4/12/17	13	610,350	(41,305)
Natural Gas*	NYM	Sell	4/26/17	22	701,800	(62,530)
New York Harbor ULSD*	NYM	Buy	4/28/17	9	595,199	(33,267)
Nickel*	LME	Buy	4/13/17	10	598,740	(65,792)
Russell 2000 Mini Index	NYF	Sell	6/16/17	321	22,219,620	(235,762)
S&P 500 E-Mini Index	CME	Buy	6/16/17	248	29,254,080	(32,293)
S&P 500 E-Mini Index	CME	Sell	6/16/17	65	7,667,400	7,226
S&P/TSX 60 Index	MON	Sell	6/15/17	19	2,606,294	(124)
SPI 200 Index	SFE	Sell	6/15/17	68	7,595,382	(120,888)
STOXX Europe 600 Index	EUX	Sell	6/16/17	889	17,815,416	(440,444)
Sugar #11 World*	NYB	Sell	4/28/17	30	563,136	82,008
United States Treasury Long Bonds	CBT	Buy	6/21/17	85	12,821,719	5,718
United States Treasury Nts., 10 yr.	CBT	Sell	6/21/17	94	11,708,875	(9,703)
United States Treasury Nts., 5 yr.	CBT	Sell	6/30/17	110	12,949,922	(1,578)
Wheat*	CBT	Sell	5/12/17	29	618,425	4,975
WTI Crude Oil*	NYM	Sell	4/20/17	18	910,800	(27,943)

						$(1,135,398)

* All or a portion of this security is owned by the subsidiary. See Note 2 of the accompanying Consolidated Notes.

Over-the-Counter Options Written at March 31, 2017

Description	Counterparty		Exercise Price	Expiration Date	Number of Contracts		Premiums Received	Value
CNH Currency Put	CITNA-B	CNH	8.000	11/29/17	CNH	(58,200,000)	$60,528	$ (2,095)
CNH Currency Put	CITNA-B	CNH	8.000	11/29/17	CNH	(11,600,000)	10,323	(418)
EUR Currency Call	NOM	USD	1.070	5/18/17	EUR	(18,515,000)	396,578	(255,859)
EUR Currency Put	NOM	USD	1.070	5/18/17	EUR	(18,515,000)	408,133	(270,319)
NZD Currency Put	BOA	CAD	0.860	9/14/17	NZD	(55,612,500)	163,659	(92,939)
RUB Currency Call	DEU	RUB	60.000	5/5/17	RUB	(555,000,000)	242,813	(565,545)
RUB Currency Put	DEU	RUB	60.000	5/5/17	RUB	(555,000,000)	208,402	(24,975)
ZAR Currency Call	GSCO-OT	ZAR	14.000	5/4/17	ZAR	(129,500,000)	479,649	(478,244)
ZAR Currency Put	GSCO-OT	ZAR	14.000	5/4/17	ZAR	(129,500,000)	193,945	(105,283)

Total Over-the-Counter Options Written							$2,164,030	$ (1,795,677)

Centrally Cleared Credit Default Swaps at March 31, 2017
Reference Asset		Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received/(Paid)	Value
CDX.HY.24		Buy	5.000%	6/20/20	USD	212	$13,006	$ (18,513)
CDX.HY.24		Buy	5.000	6/20/20	USD	1,843	142,548	(160,619)
CDX.HY.27		Buy	5.000	12/20/21	USD	20,021	1,375,316	(1,573,943)
CDX.HY.27		Buy	5.000	12/20/21	USD	190	12,481	(14,943)
CDX.HY.27		Buy	5.000	12/20/21	USD	9,068	735,215	(712,917)
CDX.IG.25		Sell	1.000	12/20/20	USD	5,655	(44,408)	114,454
iTraxx.Main.24		Buy	1.000	12/20/20	EUR	5,160	69,067	(94,843)
iTraxx.Main.26		Buy	1.000	12/20/21	EUR	150	1,718	(2,414)
Neiman Marcus Group LLC (The)		Buy	5.000	12/20/20	USD	715	41,431	157,040

Total Cleared Credit Default Swaps							$2,346,374	$ (2,306,698)

Over-the-Counter Credit Default Swaps at March 31, 2017
Reference Asset	Counterparty	Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received/(Paid)	Value
CDX.NA.HY.21	CITNA-B	Buy	5.000%	12/20/18	USD	1,125	$(34,531)	$ (88,894)
CDX.NA.HY.21	CITNA-B	Sell	5.000	12/20/18	USD	272	151,724	(34,502)
CDX.NA.HY.21	GSCOI	Sell	5.000	12/20/18	USD	80	43,576	(10,121)
CDX.NA.HY.25	GSCOI	Buy	5.000	12/20/20	USD	1,125	(194,688)	(76,775)
CDX.NA.HY.25	GSCOI	Sell	5.000	12/20/20	USD	336	223,411	(124,623)
Malaysia	BNP	Buy	1.000	6/20/21	USD	775	(22,856)	(3,216)
Malaysia	BNP	Buy	1.000	12/20/20	USD	1,700	(110,693)	(13,033)

26      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

Over-the-Counter Credit Default Swaps (Continued)
Reference Asset	Counterparty	Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received/(Paid)	Value
Malaysia	MOS-A	Buy	1.000%	12/20/20	USD	1,700	$(85,394)	$ (13,033)

Total Over-the-Counter Credit Default Swaps							$(29,451)	$ (364,197)

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)	Amount Recoverable*	Reference Asset Rating Range**

Investment Grade Corporate Debt Indexes	$5,655,000	$—	BBB+
Non-Investment Grade Corporate Debt Indexes	688,169	2,250,000	BB

Total	$6,343,169	$2,250,000

* Amounts recoverable includes potential payments from related purchased protection for instances where the Fund is the seller of protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

** The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

Centrally Cleared Interest Rate Swaps at March 31, 2017
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)		Premiums Received / (Paid)	Value
BAC	Receive	Six-Month JPY BBA LIBOR	0.468%	11/12/25	JPY	23,000	$ —	$ (4,772)
BAC	Pay	Three-Month SEK STIBOR SIDE	1.418	11/12/25	SEK	1,840	—	9,468
BAC	Pay	Three-Month SEK STIBOR SIDE	0.628	7/8/26	SEK	2,340	—	(7,728)
BAC	Pay	Three-Month SEK STIBOR SIDE	1.501	12/9/25	SEK	5,120	—	29,477
BAC	Receive	Six-Month GBP BBA LIBOR	1.196	3/1/27	GBP	7,810	—	(6,412)
BAC	Pay	Three-Month SEK STIBOR SIDE	1.365	8/10/25	SEK	4,580	—	24,573
BAC	Pay	Three-Month SEK STIBOR SIDE	1.630	7/3/25	SEK	37,420	10,853	316,176
BOA	Receive	Six-Month JPY BBA LIBOR	0.208	12/8/26	JPY	49,000	—	1,846
BOA	Pay	Three-Month NZD BBR FRA	3.353	12/8/26	NZD	8,445	—	17,835
BOA	Pay	Three-Month NZD BBR FRA	3.458	1/6/27	NZD	4,625	—	19,229
CITNA-B	Receive	Six-Month JPY BBA LIBOR	0.251	1/6/27	JPY	386,000	—	1,313
GSCOI	Pay	Three-Month SEK STIBOR SIDE	1.118	1/9/27	SEK	28,280	—	23,196
JPM	Pay	Three-Month SEK STIBOR SIDE	1.136	3/3/27	SEK	3,895	—	2,256
JPM	Pay	Six-Month JPY BBA LIBOR	0.595	8/11/25	JPY	29,000	—	(8,593)
JPM	Receive	Six-Month JPY BBA LIBOR	0.566	8/6/25	JPY	13,000	—	(3,574)
JPM	Receive	Six-Month JPY BBA LIBOR	0.593	7/10/25	JPY	515,000	—	(153,710)
JPM	Pay	Three-Month SEK STIBOR SIDE	1.070	6/7/26	SEK	3,550	—	5,614
JPM	Receive	Six-Month JPY BBA LIBOR	0.100	6/6/26	JPY	35,000	—	3,918
JPM	Receive	Six-Month JPY BBA LIBOR	0.461	12/9/25	JPY	28,000	—	(5,580)
UBS	Pay	Three-Month NZD BBR FRA	3.535	3/3/27	NZD	430	—	2,738

Total of Centrally Cleared Interest Rate Swaps							$ 10,853	$ 267,270

Over-the-Counter Total Return Swaps at March 31, 2017
Reference Asset	Counterparty	Pay/Receive Total Return*	Floating Rate	Maturity Date		Notional Amount (000’s)	Value
Bank of Communications (Hong Kong Branch)	GSCOI	Pay	One-Month HKD HIBOR HKAB	6/22/17	HKD	3,567	$3,774
China Citic Bank International	GSCOI	Pay	One-Month HKD HIBOR HKAB	6/22/17	HKD	3,092	5,340

27      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Over-the-Counter Total Return Swaps (Continued)
Reference Asset	Counterparty	Pay/Receive Total Return*	Floating Rate	Maturity Date		Notional Amount (000’s)	Value
China Everbright Bank Co. Ltd.	GSCOI	Pay	One-Month HKD HIBOR HKAB	6/22/17	HKD	1,601	$5,797
China Merchants Bank Co. Ltd.	GSCOI	Pay	One-Month HKD HIBOR HKAB	6/22/17	HKD	3,579	12,009
China Minsheng Banking Corp. Ltd.	GSCOI	Pay	One-Month HKD HIBOR HKAB	6/22/17	HKD	3,141	8,584
Custom Basket CGAUOPAU[a]	CITNA-B	Receive	One-Month AUD BBR BBSW plus 50 basis points	3/8/18	AUD	8,474	196,604
Custom Basket CGCNOCAD[b]	CITNA-B	Receive	One-Month CAD BA CDOR plus 80 basis points	3/7/18	CAD	8,598	166,027
Custom Basket JPCMOLNG[c]	JPM	Receive	One-Month USD BBA LIBOR plus 30 basis points	9/5/17	USD	4,829	(71,522)
Custom Basket JPCMOSHR[d]	JPM	Pay	One-Month USD BBA LIBOR minus 85 basis points	9/5/17	USD	4,809	151,033
OEX Index	GSCOI	Pay	One-Month USD BBA LIBOR minus 35 basis points	7/10/17	USD	337	4,599
OEX Index	GSCOI	Pay	One-Month USD BBA LIBOR minus 35 basis points	4/13/17	USD	6,408	32,064
PowerShares Senior Loan			One-Month USD BBA LIBOR
Exchange Traded Fund	CITNA-B	Receive	plus 20 basis points	7/11/17	USD	8,255	(32,020)
PowerShares Senior Loan Exchange Traded Fund	CITNA-B	Receive	One-Month USD BBA LIBOR minus 15 basis points	11/1/17	USD	64,608	246,356

Total Over-the-Counter Total Return Swaps							$728,645

* Fund will pay or receive the total return of the reference asset depending on whether the return is positive or negative. For contracts where the Fund has elected to receive the total return of the reference asset if positive, it will be responsible for paying the floating rate and the total return of the reference asset if negative. If the Fund has elected to pay the total return of the reference asset if positive, it will receive the floating rate and the total return of the reference asset if negative.

Custom baskets of securities: The following are the components and weights of the underlying basket of securities
Description	Shares	% of Basket
CGAUOPAU[a]:
AGL Energy Ltd.	0.2	0.68%
Beach Energy Ltd.	6.99	23.25
BlueScope Steel Ltd.	0.4	1.33
Cochlear Ltd.	0.04	0.12
Crown Resorts Ltd.	0.42	1.41
Fortescue Metals Group Ltd.	0.75	2.48
Gateway Lifestyle	2.36	7.84
Metcash Ltd.	2.33	7.73
Orica Ltd.	0.26	0.88
REA Group Ltd.	0.09	0.29
Rio Tinto Ltd.	0.08	0.27
Santos Ltd.	1.33	4.41
Seven Group Holdings Ltd.	0.5	1.65
Seven West Media Ltd.	7.3	24.30
Sims Metal Management Ltd.	0.39	1.30
Southern Cross Media Group Ltd.	3.82	12.71
Steadfast Group Ltd.	1.98	6.58
Woodside Petroleum Ltd.	0.16	0.53
Woolworths Ltd.	0.19	0.64
WorleyParsons Ltd.	0.48	1.60

	30.07	100.00%

CGCNOCAD[b]:
Alimentation Couche-Tard, Inc., Cl. B	0.08	1.22
Allied Properties Real Estate Investment Trust	0.14	2.06
Celestica, Inc	0.28	4.12
Computer Modelling Group Ltd.	0.48	6.99
Dream Global Real Estate Investment Trust	0.5	7.32
Empire Co. Ltd., Cl. A	0.3	4.32
Enbridge Income Fund Holdings, Inc.	0.14	2.12
Enghouse Systems Ltd.	0.09	1.35
First Capital Realty, Inc.	0.24	3.45
FirstService Corp	0.06	0.94
Jean Coutu Group, Inc., Cl. A	0.25	3.62
Just Energy Group, Inc.	0.65	9.53
Magna International, Inc.	0.09	1.27

28      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

Custom baskets of securities: The following are the components and weights of the underlying basket of securities (Continued)
Description	Shares	% of Basket
CGCNOCAD[b]: (Continued)
Metro, Inc.	0.13	1.87%
Riocan Real Estate Investment Trust	0.19	2.71
Saputo, Inc.	0.11	1.58
Smart Real Estate Investment Trust	0.15	2.16
Tricon Capital Group, Inc.	0.45	6.63
Uni-Select, Inc.	0.15	2.15
Western Forest Products, Inc.	2.37	34.59

	6.85	100.00%

JPCMOLNG[c]:
Agilent Technologies, Inc.	4,441	2.55
Albemarle Corp.	2,205	1.27
Altria Group, Inc.	3,061	1.76
Baxter International, Inc.	4,475	2.57
Best Buy Co., Inc.	5,197	2.99
CarMax, Inc.	3,501	2.01
Centerpoint Energy, Inc.	8,464	4.86
Charter Communications, Inc., Cl. A	704	0.40
Corning, Inc.	8,307	4.77
CSX Corp.	4,635	2.66
Cummins, Inc.	1,544	0.89
Devon Energy Corp.	5,289	3.04
eBay, Inc.	6,724	3.86
Electronic Arts, Inc.	2,639	1.52
General Motors Co.	6,162	3.54
HCA Holdings, Inc.	2,612	1.50
Ingersoll-Rand plc	2,890	1.66
International Business Machines Corp.	1,272	0.73
International Paper Co.	4,289	2.46
Kimberly-Clark Corp.	1,730	0.99
Lennar Corp., Cl. A	4,653	2.67
Level 3 Communications, Inc.	3,987	2.29
Lincoln National Corp.	3,269	1.88
Mettler-Toledo International	478	0.27
Molson Coors Brewing Co., Cl. B	2,283	1.31
Morgan Stanley	4,875	2.80
Navient Corp.	14,855	8.53
NRG Energy, Inc.	13,661	7.85
Nvidia Corp.	2,211	1.27
Oneok, Inc.	4,207	2.42
Prudential Financial, Inc.	2,030	1.17
Quest Diagnostics, Inc.	2,349	1.35
Robert Half International, Inc.	4,676	2.69
Royal Caribbean Cruises Ltd.	2,370	1.36
Sysco Corp.	4,339	2.49
Textron, Inc.	4,782	2.75
Transocean Ltd.	16,348	9.39
Ulta Beauty, Inc.	828	0.48
United Rentals, Inc.	1,743	1.00

	174,085	100.00%

JPCMOSHR[d]:
Acuity Brands, Inc.	1,073	0.29
American International Group	3,551	0.97
Caterpillar, Inc.	2,333	0.64
CF Industries Holdings, Inc.	7,181	1.97
Chesapeake Energy Corp.	41,067	11.27
Chipotle Mexican Grill, Inc.	547	0.15
Cognizant Technology Solutions, Cl. A	3,844	1.05
Conagra Brands, Inc.	5,546	1.52
CostCo Wholesale Corp.	1,290	0.35
Coty, Inc., Cl. A	12,084	3.32
Danaher Corp.	2,648	0.73
Dentsply Sirona, Inc.	3,594	0.99
Endo International plc	16,803	4.61
Entergy Corp.	3,017	0.83
Envision Healthcare Corp.	3,600	0.99
First Solar, Inc.	6,233	1.71

29      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Custom baskets of securities: The following are the components and weights of the underlying basket of securities (Continued)
Description	Shares	% of Basket
JPCMOSHR[d]: (Continued)
FirstEnergy Corp.	7,203	1.98%
Ford Motor Co.	18,045	4.95
Frontier Communications Corp.	78,412	21.52
General Electric Co.	7,653	2.10
Hess Corp.	4,413	1.21
Hormel Foods Corp.	6,495	1.78
Johnson Controls International	5,388	1.48
Kansas City Southern	2,552	0.70
Macy’s, Inc.	6,875	1.89
Moody’s Corp.	2,031	0.56
Motorola Solutions, Inc.	2,895	0.79
Nasdaq, Inc.	3,180	0.87
News Corp., Cl. B	17,244	4.73
Perrigo Co. plc	3,110	0.85
PPG Industries, Inc.	2,212	0.61
Salesforce.Com, Inc.	2,784	0.76
Southwestern Energy Co.	30,238	8.30
Staples, Inc.	25,287	6.94
Stericycle, Inc.	2,762	0.76
TripAdvisor, Inc.	5,540	1.52
Under Armour, Inc., Cl. A	11,134	3.06
Verisign, Inc.	2,761	0.76
Willis Towers Watson plc	1,773	0.49

	364,398	100.00%

Over-the-Counter Volatility Swaps at March 31, 2017
Reference Asset	Counterparty	Pay/Receive Volatility*	Strike Price	Maturity Date		Notional Amount	Value
CHF/NOK spot exchange rate	CITNA-B	Pay	$ 5.350	4/10/17	CHF	(6,900)	$(9,920)
CHF/NOK spot exchange rate	CITNA-B	Pay	5.600	4/7/17	CHF	(6,900)	(8,335)
CHF/NOK spot exchange rate	DEU	Pay	5.500	4/10/17	CHF	(6,900)	(8,060)
CHF/SEK spot exchange rate	JPM	Pay	5.400	4/21/17	CHF	(6,800)	2,851
CHF/SEK spot exchange rate	DEU	Pay	5.500	4/20/17	CHF	(6,800)	5,499
CHF/SEK spot exchange rate	JPM	Pay	5.300	4/24/17	CHF	(6,800)	272
CHF/SEK spot exchange rate	JPM	Pay	5.800	4/18/17	CHF	(6,900)	14,604
CHF/SEK spot exchange rate	CITNA-B	Pay	5.700	4/18/17	CHF	(6,900)	(13,915)
EUR/CAD spot exchange rate	DEU	Pay	6.850	4/24/17	EUR	(6,300)	(6,654)
EUR/JPY spot exchange rate	JPM	Pay	8.280	4/24/17	EUR	(6,300)	(4,839)
EUR/NOK spot exchange rate	CITNA-B	Receive	6.400	4/18/17	EUR	6,400	4,643
EUR/NOK spot exchange rate	JPM	Receive	7.280	4/18/17	EUR	6,400	(7,305)
EUR/NOK spot exchange rate	DEU	Receive	7.250	4/19/17	EUR	6,400	(8,671)
EUR/SEK spot exchange rate	JPM	Pay	4.700	4/10/17	EUR	(6,400)	1,707
NZD/JPY spot exchange rate	CITNA-B	Pay	9.000	4/6/17	NZD	(9,600)	9,825

Total Over-the-Counter Volatility Swaps							$(28,298)

* Fund will pay or receive the volatility of the reference asset depending on whether the realized volatility of the reference asset exceeds or is less than the strike price. For contracts where the Fund has elected to receive the volatility of the reference asset, it will receive a net payment of the difference between the realized volatility and the strike price multiplied by the notional amount if the realized volatility exceeds the strike price; the Fund will make a net payment of the absolute value of the difference of the realized volatility and the strike price multiplied by the notional amount if the realized volatility is less than the strike price. For contracts where the Fund has elected to pay the volatility of the reference asset, it will make a net payment of the difference between the realized volatility and the strike price multiplied by the notional amount if the realized volatility exceeds the strike price; the Fund will receive a net payment of the absolute value of the difference of the realized and the strike price multiplied by the notional amount if the realized volatility is less than the strike price.

Glossary:
Counterparty Abbreviations
BAC	Barclays Bank plc
BNP	BNP Paribas
BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
GSCOI	Goldman Sachs International
GSCO-OT	Goldman Sachs Bank USA
HSBC	HSBC Bank USA NA
JPM	JPMorgan Chase Bank NA
MOS-A	Morgan Stanley
MSCO	Morgan Stanley Capital Services, Inc.
NOM	Nomura Global Financial Products, Inc.
TDB	Toronto Dominion Bank
UBS	UBS AG

30      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

Currency abbreviations indicate amounts reporting in currencies
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Offshore Chinese Renminbi
COP	Colombian Peso
CZK	Czech Koruna
EUR	Euro
GBP	British Pound Sterling
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Nuevo Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thailand Baht
TRY	New Turkish Lira
TWD	New Taiwan Dollar
ZAR	South African Rand

Definitions
BA CDOR	Canada Bankers Acceptances Deposit Offering Rate
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
BBR	Bank Bill Rate
BBR FRA	Bank Bill Forward Rate Agreement
BBSW	Bank Bill Swap Reference Rate (Australian Financial Market)
BONO	Spanish Government Bonds
BTP	Italian Treasury Bonds
BUND	German Federal Obligation
CDX.HY.24	Merkit CDX High Yield Index
CDX.HY.27	Markit CDX High Yield Index
CDX.IG.25	Markit CDX Investment Grade Index
CDX.NA.HY.21	Markit CDX North American High Yield
CDX.NA.HY.25	Markit CDX North American High Yield
CGAUOPAU	Custom Basket of Securities
CGCNOCAD	Custom Basket of Securities
FTSE 100	United Kingdom 100 most highly capitalized companies on the London Stock Exchange
HIBOR	Hong Kong Interbank Offered Rate
HKAB	Hong Kong Association of Banks
iTraxx.Main.24	Credit Default Swap Trading Index for a Specific Basket of Securities
iTraxx.Main.26	Credit Default Swap Trading Index for a Specific Basket of Securities
JPCMOLNG	Custom Basket of Securities
JPCMOSHR	Custom Basket of Securities
OAT	French Government Bonds
OEX	S&P 100 Index
S&P	Standard & Poor’s
STIBOR SIDE	Stockholm Interbank Offered Rate
TSX 60	60 largest companies on the Toronto Stock Exchange

Exchange Abbreviations
CBT	Chicago Board of Trade
CME	Chicago Mercantile Exchanges
CMX	Commodity Exchange, Inc.
EUX	European Stock Exchange
ICE	Intercontinental Exchange
LME	London Metal Exchange
MON	Montreal Exchange
NYB	New York Board of Trade
NYF	New York Futures Exchange
NYM	New York Mercantile Exchange
PAR	Paris Stock Exchange

31      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Exchange Abbreviations (Continued)
SFE	Sydney Futures Exchange

32      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED STATEMENTS OF INVESTMENTS March 31, 2017 Unaudited

1. Organization

Oppenheimer Global Multi-Alternatives Fund/VA (the “Fund”) is a separate series of Oppenheimer Variable Account Funds, a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. The Sub-Adviser has entered into a sub-sub-advisory agreement with Barings LLC formerly Barings Real Estate Advisers LLC and OFI SteelPath, Inc. (collectively, the “Sub-Sub-Advisers”). Shares of the Fund are sold only to separate accounts of life insurance companies.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer Global Multi-Alternatives Fund/VA (Cayman) Ltd., which is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and exchange-traded funds related to gold or other special minerals (“Gold ETFs”). The Subsidiary may also invest in certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. The Subsidiary may The Subsidiary is subject to the same investment restrictions and guidelines, and follows the same compliance policies and procedures, as the Fund.

At period end, the Fund owned 21,023 shares with net assets of $11,052,740 in the Subsidiary.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded. If the official closing price or last sales price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price

33      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED STATEMENTS OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.
Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered are measured using net asset value as a practical expedient, and are not classified in the fair value hierarchy.

The table below categorizes amounts at period end based on valuation input level:

34      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$7,396,165	$2,649,656	$—	$10,045,821
Consumer Staples	7,723,903	1,606,140	—	9,330,043
Energy	30,360,268	890,018	—	31,250,286
Financials	33,081,612	10,633,221	—	43,714,833
Health Care	18,337,623	2,031,134	6,316	20,375,073
Industrials	19,602,032	1,997,708	—	21,599,740
Information Technology	20,503,307	536,083	—	21,039,390
Materials	8,298,969	1,761,496	—	10,060,465
Telecommunication Services	4,328,688	601,536	—	4,930,224
Utilities	6,475,070	872,319	—	7,347,389
Preferred Stocks	—	1,289,079	—	1,289,079
Rights, Warrants and Certificates	3,599	2,745	—	6,344
Asset-Backed Securities	—	11,246,356	—	11,246,356
Mortgage-Backed Obligation	—	2,083,340	—	2,083,340
Foreign Government Obligations	—	7,192,533	—	7,192,533
Non-Convertible Corporate Bonds and Notes	—	42,158,603	50	42,158,653
Convertible Corporate Bonds and Notes	—	648,112	—	648,112
Corporate Loans	—	9,961,389	—	9,961,389
Event-Linked Bonds	—	52,411,185	—	52,411,185
Short-Term Notes	—	68,422,094	—	68,422,094
Investment Companies	20,439,324	—	—	20,439,324
Over-the-Counter Options Purchased	—	602,235	—	602,235
Over-the-Counter Interest Rate Swaptions Purchased	—	327,713	—	327,713

Total Investments, at Value	176,550,560	219,924,695	6,366	396,481,621
Other Financial Instruments:
Swaps, at value	—	871,588	—	871,588
Centrally cleared swaps, at value	—	729,133	—	729,133
Futures contracts	192,361	—	—	192,361
Forward currency exchange contracts	—	1,610,141	—	1,610,141

Total Assets	$176,742,921	$223,135,557	$6,366	$399,884,844

Liabilities Table
Other Financial Instruments:
Common Stock Securities Sold Short	$(31,441,591)	$(3,648,224)	$—	$(35,089,815)
Swaps, at value	—	(535,438)	—	(535,438)
Centrally cleared swaps, at value	—	(2,768,561)	—	(2,768,561)
Options written, at value	—	(1,795,677)	—	(1,795,677)
Futures contracts	(1,327,759)	—	—	(1,327,759)
Forward currency exchange contracts	—	(2,847,079)	—	(2,847,079)

Total Liabilities	$(32,769,350)	$(11,594,979)	$—	$(44,364,329)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 1, Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers out of Level 1	Transfers into Level 2	Transfers out of Level 3
Assets Table
Investments, at Value:
Common Stocks
Information Technology	$–	$2**	$(2)**
Preferred Stocks	(482,758)*	482,758*	–
Rights, Warrants and Certificates	(3,419)*	3,419*	–
Asset-Backed Securities	–	1,923,696**	(1,923,696)**

Total Assets	$(486,177)	$2,409,875	$(1,923,698)

* Transfers from Level 1 to Level 2 are a result of a change from the use of an exchange traded price to a valuation received from a third-party pricing service or a fair valuation determined based on observable market information other than quoted prices from an active market.

** Transferred from Level 3 to Level 2 due to the availability of market data for this security.

35      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED STATEMENTS OF INVESTMENTS Unaudited / Continued

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Consolidated Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), formerly known as Oppenheimer Institutional Money Market Fund, which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Event-Linked Bonds. The Fund may invest in “event-linked” bonds. Event-linked bonds, which are sometimes referred to as “catastrophe” bonds, are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific trigger event, such as a hurricane, earthquake, or other occurrence that leads to physical or economic loss. If the trigger event occurs prior to maturity, the Fund may lose all or a portion of its principal in addition to interest otherwise due from the security. Event-linked bonds may expose the Fund to certain other risks, including issuer default, adverse regulatory or jurisdictional interpretations, liquidity risk and adverse tax consequences. The Fund records the net change in market value of event-linked bonds on the Consolidated Statement of Operations in the annual and semiannual reports as a change in unrealized appreciation or depreciation on investments. The Fund records a realized gain or loss on the Consolidated Statement of Operations in the annual and semiannual reports upon the sale or maturity of such securities.

Loans. The Fund invests in loans made to U.S. and foreign borrowers that are corporations, partnerships or other business entities. The Fund will do so directly as an original lender or by assignment or indirectly through participation agreements or certain derivative instruments. While many of these loans will be collateralized, the Fund can also invest in uncollateralized loans. Loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancing of borrowers. The loans often pay interest at rates that float above (or are adjusted periodically based on) a benchmark that reflects current interest rates although the Fund can also invest in loans with fixed interest rates.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

36      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

4. Investments and Risks (Continued)

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment.

Information concerning securities not accruing interest at period end is as follows:

Cost	$1,466,251
Market Value	$1,290,746
Market Value as % of Net Assets	0.32%

Sovereign Debt Risk. The Fund invests in sovereign debt securities, which are subject to certain special risks. These risks include, but are not limited to, the risk that a governmental entity may delay or refuse, or otherwise be unable, to pay interest or repay the principal on its sovereign debt. There may also be no legal process for collecting sovereign debt that a government does not pay or bankruptcy proceedings through which all or part of such sovereign debt may be collected. In addition, a restructuring or default of sovereign debt may also cause additional impacts to the financial markets, such as downgrades to credit ratings, reduced liquidity and increased volatility, among others.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, ‘heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its

37      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED STATEMENTS OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as a receivable (or payable) and in the Consolidated Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the reporting period, the Fund had daily average contract amounts on forward contracts to buy and sell of $123,050,155 and $176,325,301, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Consolidated Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Consolidated Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

The Fund has purchased futures contracts on various equity indexes to increase exposure to equity risk.

The Fund has sold futures contracts on various equity indexes to decrease exposure to equity risk.

The Fund has sold futures contracts, which have values that are linked to the price movement of the related volatility indexes, in order to decrease exposure to volatility risk.

The Fund has purchased futures contracts, which have values that are linked to the price movement of the related commodities, in order to increase exposure to commodity risk.

The Fund has sold futures contracts, which have values that are linked to the price movement of the related commodities, in order to decrease exposure to commodity risk.

During the reporting period, the Fund had an ending monthly average market value of $41,900,213 and $107,954,719 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

38      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

6. Use of Derivatives (Continued)

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund has purchased put options on currencies to decrease exposure to foreign exchange rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has purchased put options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $1,393,013 purchased put options.

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on currencies to increase exposure to foreign exchange rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on currencies to decrease exposure to foreign exchange rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $1,249,202 and $679,774 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the reporting period was as follows:

	Number of Contracts	Amount of Premiums
Options outstanding as of December 31, 2016	517,803,805,000	$ 2,075,872
Options written	4,954,585,500	2,547,734
Options closed or expired	(10,290,000)	(76,262)
Options exercised	(521,216,658,000)	(2,383,314)

Options outstanding as of March 31, 2017	1,531,442,500	$ 2,164,030

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Consolidated Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter

39      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED STATEMENTS OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual issuers and/or indexes of issuers.

The Fund has engaged in spread curve trades by simultaneously purchasing and selling protection through credit default swaps referenced to the same reference asset but with different maturities. Spread curve trades attempt to gain exposure to credit risk on a forward basis by realizing gains on the expected differences in spreads.

For the reporting period, the Fund had ending monthly average notional amounts of $40,440,665 and $9,111,659 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.

The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.

For the reporting period, the Fund had ending monthly average notional amounts of $17,745,001 and $17,683,790 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on the value of asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate) and the other on the total return of a reference asset (such as a security or a basket of securities or securities index). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

The Fund has entered into total return swaps on various equity securities or indexes to increase exposure to equity risk. These equity risk related total return swaps require the Fund to pay a floating reference interest rate, and an amount equal to the negative price movement of securities or an index (expressed as a percentage) multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities.

The Fund has entered into total return swaps on various equity securities or indexes to decrease exposure to equity risk. These equity risk related total return swaps require the Fund to pay an amount equal to the positive price movement of securities or an index (expressed as a percentage) multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities. The Fund will receive payments of a floating reference interest rate and an amount equal to the negative price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract.

The Fund has entered into total return swaps to increase exposure to the credit risk of various indexes or basket of securities. These credit risk related total return swaps require the Fund to pay to, or receive payments from, the counterparty based on the movement of credit spreads of the related indexes or securities.

40      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

6. Use of Derivatives (Continued)

For the reporting period, the Fund had ending monthly average notional amounts of $97,896,981 and $14,032,047 on total return swaps which are long the reference asset and total return swaps which are short the reference asset, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Volatility Swap Contracts. A volatility swap is an agreement between counterparties to exchange periodic payments based on the measured volatility of a reference security, index, currency or other reference investment over a specified time frame. One cash flow is typically based on the realized volatility of the reference investment as measured by changes in its price or level over the specified time period while the other cash flow is based on a specified rate representing expected volatility for the reference investment at the time the swap is executed, or the measured volatility of a different reference investment over the specified time period. The appreciation or depreciation on a volatility swap will typically depend on the magnitude of the reference investment’s volatility, or size of the movements in its price, over the specified time period, rather than general directional increases or decreases in its price.

Volatility swaps are less standard in structure than other types of swaps and provide pure, or isolated, exposure to volatility risk of the specific underlying reference investment. Volatility swaps are typically used to speculate on future volatility levels, to trade the spread between realized and expected volatility, or to decrease the volatility exposure of investments held by the Fund.

Variance swaps are a type of volatility swap where counterparties agree to exchange periodic payments based on the measured variance (or the volatility squared) of a reference security, index, or other reference investment over a specified time period. At payment date, a net cash flow will be exchanged based on the difference between the realized variance of the reference investment over the specified time period and the specified rate representing expected variance for the reference investment at the time the swap is executed multiplied by the notional amount of the contract.

The Fund has entered into volatility swaps to increase exposure to the volatility risk of various reference investments. These types of volatility swaps require the Fund to pay the measured volatility and receive a fixed rate payment. If the measured volatility of the related reference investment increases over the period, the swaps will depreciate in value. Conversely, if the measured volatility of the related reference investment decreases over the period, the swaps will appreciate in value.

The Fund has entered into volatility swaps to decrease exposure to the volatility risk of various reference investments. These types of volatility swaps require the Fund to pay a fixed rate payment and receive the measured volatility. If the measured volatility of the related reference investment increases over the period, the swaps will appreciate in value. Conversely, if the measured volatility of the related reference investment decreases over the period, the swaps will depreciate in value.

For the reporting period, the Fund had ending monthly average notional amounts of $75,870 and $33,904 on volatility swaps which pay measured volatility/variance and volatility swaps which receive measured volatility/variance, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Consolidated Statement of Investments and the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Written swaptions are reported on a schedule following the Consolidated Statement of Investments and their value is reported as a separate asset or liability line item in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Consolidated Statement of Operations in the annual and semiannual reports. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Consolidated Statement of Operations in the annual and semiannual reports for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate increases relative to the preset interest rate.

During the reporting period, the Fund had an ending monthly average market value of $ 359,241 purchased swaptions.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change

41      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED STATEMENTS OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

7. Borrowing and Other Financing

Securities Sold Short. The Fund sells securities that it does not own, and it will therefore be obligated to purchase such securities at a future date. Upon entering into a short position, the Fund is required to segregate cash or securities at its custodian which are pledged for the benefit of the lending broker and/or to deposit and pledge cash directly at the lending broker, with a value equal to a certain percentage, exceeding 100%, of the value of the securities that it sold short. Cash that has been segregated and pledged for this purpose will be disclosed on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports; securities that have been segregated and pledged for this purpose are disclosed as such in the Consolidated Statement of Investments. The aggregate market value of such cash and securities at period end is $46,093,761. The value of the open short position is recorded as a liability, and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the change in value of the open short position. The Fund records a realized gain or loss when the short position is closed out. By entering into short sales, the Fund bears the market risk of increases in value of the security sold short in excess of the proceeds received. Until the security is replaced, the Fund is required to pay the lender any dividend or interest earned. Dividend expense on short sales is treated as an expense in the Consolidated Statement of Operations in the annual and semiannual reports.

42      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

8. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$383,257,074
Federal tax cost of other investments	(87,590,980)

Total federal tax cost	$295,666,094

Gross unrealized appreciation	$28,112,989
Gross unrealized depreciation	(17,877,278)

Net unrealized appreciation	$10,235,711

43      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

STATEMENT OF INVESTMENTS March 31, 2017 Unaudited

	Shares	Value
Common Stocks—97.6%
Consumer Discretionary—22.5%
Auto Components—4.4%
Continental AG	37,404	$8,199,982
Koito Manufacturing Co. Ltd.	97,900	5,103,896
Valeo SA	143,233	9,552,347
		22,856,225
Automobiles—2.8%
Bayerische Motoren Werke AG	35,373	3,226,750
Fuji Heavy Industries Ltd.	95,200	3,505,287
Hero MotoCorp Ltd.	150,020	7,443,168
		14,175,205
Diversified Consumer Services—0.6%
Dignity plc	101,707	3,032,329
Hotels, Restaurants & Leisure—3.1%
Carnival Corp.	136,250	8,026,487
Domino’s Pizza Group plc	1,054,134	4,073,606
Whitbread plc	74,839	3,711,305
		15,811,398
Household Durables—1.3%
SEB SA	49,630	6,934,086
Media—2.4%
ProSiebenSat.1 Media SE	110,964	4,913,213
SES SA, Cl. A, FDR	187,990	4,376,048
Technicolor SA	715,790	3,298,125
		12,587,386
Multiline Retail—1.6%
Dollarama, Inc.	97,126	8,049,221
Specialty Retail—0.8%
Industria de Diseno Textil SA	119,983	4,229,028
Textiles, Apparel & Luxury Goods—5.5%
Burberry Group plc	256,671	5,555,569
Cie Financiere Richemont SA	70,841	5,591,680
Hermes International	12,576	5,958,264
LVMH Moet Hennessy Louis Vuitton SE	27,210	5,982,914
Pandora AS	46,647	5,168,342
		28,256,769
Consumer Staples—11.5%
Beverages—3.1%
Anheuser-Busch InBev SA/NV	33,018	3,627,347
Diageo plc	91,722	2,627,379
Heineken NV	74,040	6,300,822
Pernod Ricard SA	28,590	3,383,836
		15,939,384
Food & Staples Retailing—2.6%
Alimentation Couche-Tard, Inc., Cl. B	105,825	4,780,965
CP ALL PCL	2,796,000	4,800,401
SPAR Group Ltd. (The)	311,518	4,046,274
		13,627,640
Food Products—3.9%
Barry Callebaut AG1	3,839	5,018,152
Danone SA	48,486	3,299,481
Saputo, Inc.	189,567	6,541,512
Unilever plc	106,033	5,233,550
		20,092,695
Household Products—1.1%
Reckitt Benckiser Group plc	59,110	5,387,245
Tobacco—0.8%
Swedish Match AB	126,293	4,104,945
Energy—1.7%
Energy Equipment & Services—0.9%
TechnipFMC plc[1]	149,682	4,870,865

	Shares	Value
Oil, Gas & Consumable Fuels—0.8%
Koninklijke Vopak NV	95,781	$4,180,708
Financials—4.1%
Capital Markets—2.0%
NEX Group plc	472,852	3,363,403
TP ICAP plc	648,271	3,771,405
UBS Group AG	197,340	3,158,446
		10,293,254
Commercial Banks—0.6%
ICICI Bank Ltd., Sponsored ADR	337,955	2,906,413
Consumer Finance—0.5%
Prosegur Cash SA1,2	1,168,011	2,666,513
Insurance—1.0%
Prudential plc	240,231	5,081,719
Health Care—11.2%
Biotechnology—2.7%
CSL Ltd.	72,000	6,875,124
Grifols SA	285,782	7,009,630
		13,884,754
Health Care Equipment & Supplies—3.8%
Coloplast AS, Cl. B	72,930	5,695,584
Essilor International SA	46,423	5,637,992
Sonova Holding AG	31,753	4,405,882
William Demant Holding AS1	188,136	3,931,566
		19,671,024
Health Care Providers & Services—0.7%
Sonic Healthcare Ltd.	217,482	3,673,358
Life Sciences Tools & Services—1.3%
Lonza Group AG1	35,589	6,720,261
Pharmaceuticals—2.7%
Galenica AG	3,466	3,657,925
Novo Nordisk AS, Cl. B	130,597	4,489,841
Roche Holding AG	22,730	5,798,545
		13,946,311
Industrials—19.7%
Aerospace & Defense—1.4%
Airbus SE	93,210	7,093,226
Air Freight & Couriers—0.5%
Royal Mail plc	486,915	2,593,756
Commercial Services & Supplies—2.6%
Aggreko plc	166,157	1,839,426
Edenred	246,614	5,830,396
Prosegur Cia de Seguridad SA	918,540	5,513,259
		13,183,081
Construction & Engineering—0.7%
Boskalis Westminster	108,107	3,728,092
Electrical Equipment—3.9%
ABB Ltd.[1]	98,939	2,313,963
Legrand SA	93,400	5,635,483
Nidec Corp.	80,200	7,646,158
Schneider Electric SE	64,530	4,729,643
		20,325,247
Machinery—3.6%
Aalberts Industries NV	188,680	7,043,271
Atlas Copco AB, Cl. A	194,079	6,850,978
Kubota Corp.	188,900	2,843,334
Weir Group plc (The)	84,777	2,038,037
		18,775,620
Professional Services—2.7%
Experian plc	262,933	5,367,160
Intertek Group plc	102,140	5,040,917

1      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Professional Services (Continued)
SGS SA	1,552	$3,313,637
		13,721,714
Trading Companies & Distributors—4.3%
Brenntag AG	94,853	5,319,980
Bunzl plc	224,610	6,520,183
Travis Perkins plc	239,688	4,546,892
Wolseley plc	89,337	5,619,183
		22,006,238
Information Technology—16.1%
Communications Equipment—1.0%
Nokia OYJ	911,537	4,918,438
Electronic Equipment, Instruments, & Components—3.0%
Hoya Corp.	103,993	5,016,701
Keyence Corp.	19,012	7,626,000
Spectris plc	95,964	3,006,878
		15,649,579
Internet Software & Services—0.7%
United Internet AG	78,140	3,457,258
IT Services—1.8%
Amadeus IT Group SA, Cl. A	116,179	5,890,437
Atos SE	26,700	3,301,047
		9,191,484
Semiconductors & Semiconductor Equipment—4.3%
ASML Holding NV	46,413	6,156,220
Infineon Technologies AG	587,235	11,990,694
STMicroelectronics NV	254,500	3,895,124
		22,042,038
Software—5.3%
Dassault Systemes SE	65,227	5,649,384
Gemalto NV	65,184	3,640,904
SAP SE	101,872	9,996,115
Temenos Group AG1	104,301	8,274,916
		27,561,319

	Shares	Value
Materials—4.8%
Chemicals—2.6%
Essentra plc	451,670	$2,971,240
Novozymes AS, Cl. B	113,401	4,494,896
Sika AG	949	5,695,097
		13,161,233
Construction Materials—1.0%
James Hardie Industries plc	330,200	5,187,186
Containers & Packaging—1.2%
CCL Industries, Inc., Cl. B	28,790	6,281,257
Telecommunication Services—6.0%
Diversified Telecommunication Services—5.0%
BT Group plc	951,396	3,793,294
Iliad SA	27,770	6,214,808
Inmarsat plc	289,474	3,086,942
Nippon Telegraph & Telephone Corp.	215,300	9,196,665
Telstra Corp. Ltd.	936,963	3,334,796
		25,626,505
Wireless Telecommunication Services—1.0%
Vodafone Group plc	2,076,306	5,400,059
Total Common Stocks (Cost $341,808,465)		502,882,066
Preferred Stock—0.0%
Zee Entertainment Enterprises Ltd., 6% Cum. Non-Cv. (Cost $12,272)	599,541	87,344
	Units
Rights, Warrants and Certificates—0.0%
MEI Pharma, Inc. Wts., Strike Price $1.19, Exp. 5/10/17[1] (Cost $35,548)	151,358	—
	Shares
Investment Company—1.7%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 0.66%[3,4] (Cost $8,815,638)	8,815,638	8,815,638
Total Investments, at Value (Cost $350,671,923)	99.3%	511,785,048
Net Other Assets (Liabilities)	0.7	3,427,739
Net Assets	100.0%	$515,212,787

Footnotes to Statement of Investments

1. Non-income producing security.

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $2,666,513 or 0.52% of the Fund’s net assets at period end.

3. Rate shown is the 7-day yield at period end.

4. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares December 31, 2016	Gross Additions	Gross Reductions	Shares March 31, 2017
Oppenheimer Institutional Government Money Market Fund, Cl. E	9,483,349	25,465,503	26,133,214	8,815,638

			Value	Income
Oppenheimer Institutional Government Money Market Fund, Cl. E			$ 8,815,638	$ 19,972

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows: Geographic Holdings	Value	Percent
United Kingdom	$98,532,342	19.3%
France	86,877,081	17.0
Switzerland	57,843,629	11.3
Germany	47,103,990	9.2
Japan	40,938,041	8.0
Netherlands	31,050,017	6.1
Canada	25,652,955	5.0
Spain	25,308,866	4.9
Denmark	23,780,229	4.7

2      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

Geographic Holdings (Continued)		Value	Percent
United States	$	16,842,126	3.3%
Australia		13,883,278	2.7
Sweden		10,955,922	2.1
India		10,436,925	2.0
Ireland		5,187,186	1.0
Finland		4,918,438	1.0
Thailand		4,800,401	0.9
South Africa		4,046,275	0.8
Belgium		3,627,347	0.7

Total	$	511,785,048	100.0%

3      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

NOTES TO STATEMENT OF INVESTMENTS March 31, 2017 Unaudited

1. Organization

Oppenheimer International Growth Fund/VA (the “Fund”) is a separate series of Oppenheimer Variable Account Funds, which is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as a diversified open-end management investment company. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded. If the official closing price or last sales price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage- backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the

4      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

3. Securities Valuation (Continued)

Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered are measured using net asset value as a practical expedient, and are not classified in the fair value hierarchy.

The table below categorizes amounts at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$16,075,708	$99,855,939	$—	$115,931,647
Consumer Staples	11,322,477	47,829,432	—	59,151,909
Energy	—	9,051,573	—	9,051,573
Financials	2,906,413	18,041,486	—	20,947,899
Health Care	—	57,895,708	—	57,895,708
Industrials	—	101,426,974	—	101,426,974
Information Technology	—	82,820,116	—	82,820,116
Materials	6,281,257	18,348,419	—	24,629,676
Telecommunication Services	—	31,026,564	—	31,026,564
Preferred Stock	87,344	—	—	87,344
Rights, Warrants and Certificates	—	—	—	—
Investment Company	8,815,638	—	—	8,815,638

Total Assets	$45,488,837	$466,296,211	$—	$511,785,048

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

5      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

	Transfers out of Level 1*	Transfers into Level 2*
Assets Table
Investments, at Value:
Financials	$ (2,706,840)	$2,706,840

Total Assets	$ (2,706,840)	$2,706,840

* Transfers from Level 1 to Level 2 are a result of a change from the use of an exchange traded price to a valuation received from a third-party pricing service or a fair valuation determined based on observable market information other than quoted prices from an active market.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), formerly known as Oppenheimer Institutional Money Market Fund, which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a

6      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

5. Market Risk Factors (Continued)

foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$355,781,586
Federal tax cost of other investments	201,095

Total federal tax cost	$355,982,681

Gross unrealized appreciation	$199,106,768
Gross unrealized depreciation	(43,426,731)

Net unrealized appreciation	$155,680,037

7      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 3/31/2017, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Variable Account Funds

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	5/15/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	5/15/2017

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	5/15/2017